                                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                                              DEPOSITOR,

                                                   RESIDENTIAL FUNDING COMPANY, LLC,

                                                           MASTER SERVICER,

                                                                  AND

                                                    U.S. BANK NATIONAL ASSOCIATION,

                                            TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE

                                                    POOLING AND SERVICING AGREEMENT

                                                     DATED AS OF NOVEMBER 1, 2006

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES

                                                            SERIES 2006-SP4

                                                           TABLE OF CONTENTS

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer and the Depositor57

         Section 2.04.         Representations and Warranties of Residential Funding............................59

         Section 2.05.         Execution and Authentication of Certificates; Conveyance of REMIC Regular

         Section 3.02.         Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of

         Section 3.05.         No Contractual Relationship Between Subservicer and Trustee or Certificateholders66

         Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;

         Section 4.03.         Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                               Reporting .......................................................................90

         Section 4.04.         Distribution of Reports to the Trustee and the Depositor; Advances by the Master

         Section 4.12.         Tax Treatment of Yield Maintenance Payments, Swap Payments and Swap Termination

         Section 6.02.         Merger or Consolidation of the Depositor or the Master Servicer; Assignment of

         Section 9.01.         Termination Upon Purchase by Residential Funding or Liquidation of All Mortgage

EXHIBITS

Exhibit A         Form of Class A Certificate
Exhibit B         Form of Class M Certificate
Exhibit C         [Reserved]
Exhibit D         Form of Class SB Certificate
Exhibit E         Form of Class R Certificate
Exhibit F         Form of Custodial Agreement
Exhibit G         Mortgage Loan Schedule
Exhibit H         Form of Request for Release
Exhibit I-1       Form of Transfer Affidavit and Agreement
Exhibit I-2       Form of Transferor Certificate
Exhibit J         Form of Investor Representation Letter
Exhibit K         Form of Transferor Representation Letter
Exhibit L         Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for a Limited Guaranty
Exhibit M         Form of Limited Guaranty
Exhibit N         Form of Lender Certification for Assignment of Mortgage Loan
Exhibit O         Form of Rule 144A Investment Representation
Exhibit P         [Reserved]
Exhibit Q         Form of ERISA Representation Letter (Class M Certificates and Restricted Class A Certificates)
Exhibit R-1       Form of Form 10-K Certification
Exhibit R-2       Form Back-up Certification to Form 10-K Certificate
Exhibit S         Information to be Provided by the Master Servicer to the Rating Agencies Relating to Reportable Modified Mortgage
                  Loans
Exhibit T         [Reserved]
Exhibit U         Yield Maintenance Agreement
Exhibit V         Servicing Criteria to be addressed in Assessment of Compliance
Exhibit W         Form of ERISA Representation Letter (Unrestricted Class A Certificates)

         This Pooling and Servicing  Agreement,  effective as of November 1, 2006, among RESIDENTIAL ASSET MORTGAGE PRODUCTS,  INC., as depositor (together with its permitted successors and assigns, the "Depositor"),  RESIDENTIAL FUNDING COMPANY,  LLC, as master servicer
(together  with its  permitted  successors  and  assigns,  the  "Master  Servicer"),  and U.S.  BANK  NATIONAL  ASSOCIATION,  a banking association  organized  under the laws of the United States,  as trustee and  supplemental  interest  trust trustee  (together with its permitted successors and assigns, the "Trustee" and the "Supplemental Interest Trust Trustee"), respectively.

                                                        PRELIMINARY STATEMENT:

         The Depositor intends to sell mortgage  asset-backed  pass-through  certificates  (collectively,  the  "Certificates"),  to be issued  hereunder in twelve  Classes,  which in the aggregate will evidence the entire  beneficial  ownership  interest in the Mortgage
Loans (as defined herein) and certain other related assets.

                                                                REMIC I

         As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the
Mortgage  Loans and certain other related  assets  (exclusive of the Yield  Maintenance  Agreement,  the  Supplemental  Interest  Trust
Account and the Swap Agreement and any payments  thereunder)  subject to this Agreement as a real estate mortgage investment conduit (a
"REMIC")  for federal  income tax  purposes,  and such  segregated  pool of assets  will be  designated  as  "REMIC I."  The  Class R-I
Certificates  will  represent  the sole Class of  "residual  interests"  in REMIC I for  purposes of the REMIC  Provisions  (as defined
herein)  under  federal  income  tax  law.  The  following  table  irrevocably  sets  forth  the  designation,   remittance  rate  (the
"Uncertificated  REMIC I  Pass-Through  Rate") and initial  Uncertificated  Principal  Balance for each of the "regular  interests"  in
REMIC I (the "REMIC I  Regular  Interests").  The "latest  possible  maturity  date"  (determined  for purposes of satisfying  Treasury regulation  Section 1.860G-1(a)(4)(iii))  for the REMIC I Regular Interests shall be the 360th  Distribution  Date. The REMIC I Regular
Interests will not be certificated.

                                                               INITIAL UNCERTIFICATED
                                  UNCERTIFICATED REMIC I               REMIC I             LATEST POSSIBLE MATURITY
         DESIGNATION                 PASS-THROUGH RATE            PRINCIPAL BALANCE                  DATE
              AA                            (1)                  $303,140,029.78                 November 2036
             A-1                            (1)                       1,769,270                  November 2036
             A-2                            (1)                        457,240                   November 2036
             A-3                            (1)                        475,450                   November 2036
             M-1                            (1)                        125,280                   November 2036
             M-2                            (1)                        98,980                    November 2036
             M-3                            (1)                        40,220                    November 2036
             M-4                            (1)                        20,100                    November 2036
             M-5                            (1)                        21,660                    November 2036
             M-6                            (1)                        30,930                    November 2036
              ZZ                            (1)                   $3,147,401.22                  November 2036
(1)      Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                               REMIC II

         As provided  herein,  the REMIC  Administrator  will elect to treat the  segregated  pool of assets  consisting of the REMIC I
Regular  Interests as a REMIC for federal  income tax purposes,  and such  segregated  pool of assets will be designated as "REMIC II".
The  Class R-II  Certificates  will represent the sole class of "residual  interests" in REMIC II for purposes of the REMIC  Provisions under federal  income tax law. The following  table  irrevocably  sets forth the  designation,  Pass-Through  Rate,  aggregate  Initial
Certificate Principal Balance,  certain features,  Final Scheduled Distribution Date and initial ratings for each Class of Certificates comprising the interests  representing  "regular  interests" in REMIC II.  The "latest possible maturity date" (determined for purposes of  satisfying  Treasury  Regulation  Section 1.860G-1(a)(4)(iii))  for each Class of  REMIC II  Regular  Interests  shall be the 360th
Distribution Date.

                                                      AGGREGATE
                                                       INITIAL
                                                     CERTIFICATE
                                                      PRINCIPAL         FINAL SCHEDULED
  DESIGNATION        TYPE      PASS-THROUGH RATE       BALANCE         DISTRIBUTION DATE          INITIAL RATINGS
                                                                                            MOODY'S     S&P      FITCH
Class A-1(1)        Senior     Adjustable(2) (3)      176,927,000      November 25, 2036      Aaa       AAA       AAA
Class A-2(1)        Senior     Adjustable(2) (3)       45,724,000      November 25, 2036      Aaa       AAA       AAA
Class A-3(1)        Senior     Adjustable(2) (3)       47,545,000      November 25, 2036      Aaa       AAA       AAA
Class M-1(1)      Mezzanine    Adjustable(2) (3)       12,528,000      November 25, 2036      Aa2       AA+       AA
Class M-2(1)      Mezzanine    Adjustable(2) (3)        9,898,000      November 25, 2036      A2        A+        A+
Class M-3(1)      Mezzanine    Adjustable(2) (3)        4,022,000      November 25, 2036     Baa1       A-         A
Class M-4(1)      Mezzanine    Adjustable(2) (3)        2,010,000      November 25, 2036     Baa2      BBB+       A-
Class M-5(1)      Mezzanine    Adjustable(2) (3)        2,166,000      November 25, 2036     Baa3       BBB      BBB+
Class M-6(1)      Mezzanine    Adjustable(2) (3)        3,093,000      November 25, 2036      Ba1      BBB-      BBB-
Class SB
Interest         Subordinate      Variable(4)           5,413,561     November 25, 2036       N/R       N/R       N/R
Class R-I          Residual           N/A                N/A                  N/A             N/R       N/R       N/R
Class R-II         Residual           N/A                N/A                  N/A             N/R       N/R       N/R

              (1) The Class A  and  Class M  Certificates  will  represent  ownership  of their  respective  REMIC II
              Regular  Interests  together with certain rights to payments to be made from amounts received under the
              Yield Maintenance Agreement,  the payments of which are considered made for federal income tax purposes outside of REMIC II.
              (2) The  REMIC II  Regular  Interests  ownership  of which is  represented  by the  Class A and Class M
              Certificates,  will accrue interest at a per annum rate equal to LIBOR plus the applicable Margin, each subject to payment caps as described in the  definition of  "Pass-Through  Rate" and the provisions for the payment of Class A Net WAC Cap Shortfall  Carry-Forward  Amounts, and Class M Net WAC Cap Shortfall
              Carry-Forward  Amounts  herein,  which  payments  will not be part of the  entitlement  of the REMIC II
              Regular Interests related to such Certificates.
              (3) The Class A and Class M  Certificates  will also entitle their holders to certain payments from the
              Holder of the Class SB  Certificates  from amounts to which the related  REMIC II  Regular  Interest is entitled and from amounts  received  under the Swap  Agreement,  which  payment  rights and amounts are considered made outside REMIC II and do not constitute any entitlement from any REMIC hereunder.
              (4) The  Class SB  Certificates  will  accrue  interest  as  described  in the  definition  of  Accrued
              Certificate  Interest.  The  Class SB  Certificates  will not  accrue  interest  on  their  Certificate
              Principal Balance.  The Class SB  Certificates will be comprised of two REMIC II regular  interests,  a principal  only regular  interest  designated  SB-PO and an interest only regular  interest  designated
              SB-IO,  which will be entitled to  distributions  as set forth herein.  The rights of the Holder of the
              Class SB  Certificates to payments from the Yield Maintenance Agreement and the Swap Agreement shall be outside and apart from its rights under the REMIC II Regular Interests SB-IO and SB-PO.

         The  Mortgage  Loans  have an  aggregate  Cut-off  Date  Principal  Balance  equal to  $309,326,561.  The  Mortgage  Loans are fixed-rate and  adjustable-rate,  first and junior lien seasoned mortgage loans having terms to maturity at origination or modification of generally not more than 30 years.

         In  consideration  of the mutual  agreements  herein  contained,  the Depositor,  the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                                              DEFINITIONS

Section 1.01    Definitions.

         Whenever used in this  Agreement,  the following  words and phrases,  unless the context  otherwise  requires,  shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With respect to each Distribution Date and the Class A,  and Class M  Certificates,  interest accrued  during  the  related  Interest  Accrual  Period  on the  Certificate  Principal  Balance  thereof  immediately  prior  to such
Distribution Date at the related Pass-Through Rate for that Distribution Date.

         The  amount of  Accrued  Certificate  Interest  on each Class of  Certificates  shall be  reduced by the amount of  Prepayment
Interest  Shortfalls on the Mortgage  Loans during the prior  calendar  month (to the extent not covered by Eligible  Master  Servicing
Compensation  pursuant to  Section 3.16)  and by the amount of Relief Act Shortfalls and Deferred  Interest  Shortfalls on the Mortgage
Loans during the related Due Period,  in each case to the extent  allocated to that Class of Certificates  pursuant to  Section 4.02(g)
and  Section 4.02(h),  respectively.  Accrued Certificate  Interest for each Class on any Distribution Date shall be further reduced by the interest portion of Realized Losses allocated to any Class of Certificates pursuant to Section 4.05.

         With respect to each Distribution Date and the Class SB  Certificates,  interest accrued during the preceding Interest Accrual
Period  at the  related  Pass-Through  Rate for that  Distribution  Date on the  Uncertificated  Notional  Amount as  specified  in the definition of Pass-Through Rate,  immediately prior to such Distribution  Date, reduced by any interest  shortfalls with respect to the
Mortgage Loans,  including Prepayment Interest Shortfalls to the extent not covered by Eligible Master Servicing  Compensation pursuant to Section 3.16,  by the Excess Cash Flow pursuant to clauses (xvi)  and (xvii) of  Section 4.02(c),  the Yield  Maintenance  Agreement
pursuant  to clauses  (iii) and (iv) under  Section  4.09(c) or the Swap  Agreement  pursuant to clauses  (iii) and (iv) under  Section
4.10(c). In addition,  Accrued Certificate Interest with respect to each Distribution Date, as to the Class SB  Certificates,  shall be reduced by an amount  equal to the  interest  portion of Realized  Losses  allocated to the  Overcollateralization  Amount  pursuant to
Section 4.05  hereof.  Accrued Certificate Interest on the Class A and Class M Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.  Accrued Certificate Interest on the Class SB  Certificates shall accrue on the basis of a 360 day year consisting of twelve 30 day months.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage  Loan and any date of  determination,  the Mortgage  Rate borne by the related Mortgage Note, less the related Subservicing Fee Rate.

         Adjustment  Date:  With respect to each  adjustable-rate  Mortgage Loan,  each date set forth in the related  Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Advance:  With respect to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

         Affected Party:  As defined in the Swap Agreement.

         Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under common control with such first
Person. For the purposes of this definition,  "control" means the power to direct the management and policies of such Person,  directly or  indirectly,  whether  through the  ownership  of voting  securities,  by contract or  otherwise;  and the terms  "controlling"  and
"controlled" have meanings correlative to the foregoing.

         Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future  Distribution:  With respect to any  Distribution  Date, the total of the amounts held in the Custodial
Account at the close of business on the preceding  Determination Date on account of (i) Liquidation  Proceeds,  Subsequent  Recoveries,
REO Proceeds,  Insurance Proceeds,  Principal Prepayments,  Mortgage Loan purchases made pursuant to Section 2.02,  2.03, 2.04, 4.07 or
4.08 and Mortgage Loan  substitutions  made pursuant to  Section 2.03 or 2.04 received or made in the month of such  Distribution  Date
(other than such Liquidation  Proceeds,  Insurance Proceeds,  REO Proceeds,  Subsequent Recoveries and purchases of Mortgage Loans that the Master  Servicer has deemed to have been received in the preceding  month in accordance  with  Section 3.07(b))  and  (ii) payments which  represent  early receipt of scheduled  payments of principal  and interest due on a date or dates  subsequent to the Due Date in the related Due Period.

         Appraised  Value:  With respect to any Mortgaged  Property,  one of the following:  (i) the lesser of (a) the  appraised value of such  Mortgaged  Property based upon the appraisal  made at the time of the  origination  of the related  Mortgage Loan, and (b) the sales price of the Mortgaged  Property at such time of origination,  (ii) in the case of a Mortgaged  Property securing a refinanced or modified  Mortgage Loan, one of (1) the appraised  value based upon the appraisal made at the time of origination of the loan which was refinanced or modified,  (2) the appraised value  determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged  Property,  or (iii) with  respect to the Mortgage  Loans for which a broker's price opinion was obtained, the value contained in such opinion.

         Assignment:  An assignment  of the  Mortgage,  notice of transfer or equivalent  instrument,  in recordable  form,  sufficient under the laws of the  jurisdiction  wherein the related  Mortgaged  Property is located to reflect of record the sale of the  Mortgage
Loan to the Trustee for the benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument may be in the form of one or more  blanket  assignments  covering  Mortgages  secured by  Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

         Assignment  Agreement:  The Assignment and Assumption  Agreement,  dated the Closing Date, between Residential Funding and the
Depositor relating to the transfer and assignment of the Mortgage Loans.

         Assignment of Proprietary  Lease:  With respect to a Cooperative  Loan, the assignment of the related  Cooperative  Lease from the Mortgagor to the originator of the Cooperative Loan.

         Available  Distribution  Amount:  With respect to any  Distribution  Date,  an amount  equal to (a) the sum of (i) the  amount relating  to the  Mortgage  Loans on  deposit  in the  Custodial  Account  as of the close of  business  on the  immediately  preceding
Determination  Date,  including  any  Subsequent  Recoveries,  and amounts  deposited in the Custodial  Account in connection  with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the  amount of any Advance made on the immediately  preceding  Certificate
Account  Deposit  Date with  respect to the Mortgage  Loans,  (iii) any  amount  deposited  in the  Certificate  Account on the related
Certificate  Account  Deposit Date  pursuant to  Section 3.12(a) in  respect of the  Mortgage  Loans,  (iv) any  amount that the Master
Servicer is not permitted to withdraw from the  Custodial  Account  pursuant to  Section 3.16(e) in  respect of the Mortgage  Loans and
(v) any  amount  deposited in the  Certificate  Account  pursuant to  Section 4.07  or 4.08 and any amounts  deposited in the Custodial
Account pursuant to Section 9.01,  reduced by (b) the sum as of the close of business on the immediately  preceding  Determination Date of:  (w) any  payments or  collections  consisting of prepayment  charges on the Mortgage  Loans that were received  during the related
Prepayment Period,  (x) the Amount Held for Future  Distribution and (y) amounts  permitted to be withdrawn by the Master Servicer from the Custodial  Account  pursuant to  clauses (ii)-(x),  inclusive,  of  Section 3.10(a)  and (z) any Net Swap Payments owed to the Swap
Counterparty  and Swap  Termination  Payments  owed to the Swap  Counterparty  not due to a Swap  Counterparty  Trigger  Event for such
Distribution Date.

         Balloon Loan:  Each of the Mortgage  Loans having an original  term to maturity that is shorter than the related  amortization term.

         Balloon  Payment:  With respect to any Balloon Loan, the related  Monthly  Payment payable on the stated maturity date of such
Balloon Loan.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee.

         Business  Day:  Any day other than (i) a  Saturday or a Sunday or (ii) a day on which  banking  institutions  in the States of
California,  New York,  Minnesota or Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

         Call Rights:  As defined in Section 9.01(e).

         Calendar  Quarter:  A Calendar  Quarter  shall  consist of one of the  following  time  periods in any given  year:  January 1 through March 31, April 1 through June 30, July 1 though September 30, and October 1 through December 31

         Capitalization  Reimbursement  Amount:  With  respect  to any  Distribution  Date,  the  amount of  unreimbursed  Advances  or
Servicing  Advances that were added to the Stated Principal  Balance of the related Mortgage Loans during the preceding  calendar month and reimbursed to the Master Servicer or Subservicer  pursuant to  Section 3.10(a)(vii)  on or prior to such Distribution Date plus the
Capitalization  Reimbursement  Shortfall Amount remaining  unreimbursed  from any prior  Distribution Date and reimbursed to the Master
Servicer or Subservicer on or prior to such Distribution Date.

         Capitalization  Reimbursement  Shortfall  Amount:  As to any  Distribution  Date,  the amount,  if any, by which the amount of
Advances or Servicing  Advances that were added to the Stated  Principal  Balance of the Mortgage  Loans during the preceding  calendar month  exceeds  the amount of  principal  payments  on the  Mortgage  Loans  included  in the  Available  Distribution  Amount for such
Distribution Date.

         Cash  Liquidation:  With respect to any  defaulted  Mortgage  Loan other than a Mortgage  Loan as to which an REO  Acquisition occurred,  a determination by the Master Servicer that it has received all Insurance Proceeds,  Liquidation Proceeds and other payments or cash  recoveries  which the Master  Servicer  reasonably  and in good faith expects to be finally  recoverable  with respect to such
Mortgage Loan.

         Certificate:  Any Class A Certificate, Class M Certificate, Class SB Certificate or Class R Certificate.

         Certificate  Account:  The account or accounts created and maintained pursuant to Section 4.01,  which shall be entitled "U.S.
Bank National  Association as trustee,  in trust for the registered  holders of Residential  Asset Mortgage  Products,  Inc.,  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  2006-SP4" and which account shall be held for the benefit of the  Certificateholders and which must be an Eligible Account.

         Certificate Account Deposit Date:  With respect to any Distribution Date, the Business Day prior thereto.

         Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the Certificate  Register,  except that neither a Disqualified  Organization nor a Non-United States Person shall be a holder of a Class R  Certificate for any purpose hereof.
Solely for the  purpose  of giving  any  consent  or  direction  pursuant  to this  Agreement,  any  Certificate,  other than a Class R
Certificate,  registered in the name of the Depositor,  the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding  and the Percentage  Interest or Voting Rights  evidenced  thereby shall not be taken into account in determining whether the  requisite  amount of  Percentage  Interests or Voting  Rights  necessary to effect any such consent or direction  has been obtained.  All  references  herein to "Holders" or  "Certificateholders"  shall  reflect the rights of  Certificate  Owners as they may indirectly  exercise such rights  through the Depository and  participating  members  thereof,  except as otherwise  specified  herein;
provided,  however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder"  only the Person in whose name a Certificate is registered in the Certificate Register.

         Certificate Owner: With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Certificate,  as reflected on the books of an indirect  participating  brokerage  firm for which a  Depository  Participant  acts as agent,  if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

         Certificate  Principal Balance:  With respect to any Class A or Class M Certificate,  on any date of determination,  an amount equal to (i) the Initial  Certificate  Principal  Balance of such  Certificate as specified on the face thereof,  minus (ii) the sum of
(x) the aggregate of all amounts previously  distributed with respect to such Certificate (or any predecessor  Certificate) and applied to reduce  the  Certificate  Principal  Balance  thereof  pursuant  to  Section 4.02(c) and  (y) the  aggregate  of all  reductions  in
Certificate  Principal  Balance  deemed to have occurred in connection  with Realized  Losses which were  previously  allocated to such
Certificate (or any predecessor  Certificate)  pursuant to  Section 4.05,  provided,  that with respect to any  Distribution  Date, the
Certificate  Principal Balance of each class of Class A and Class M  Certificates to which a Realized Loss was previously allocated and remains  unreimbursed  will be increased,  sequentially,  as follows:  first,  the Class A  Certificates on a pro rata basis,  then the
Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5 and Class M-6  Certificates,  in that order, to the extent of Realized Losses previously allocated thereto and remaining  unreimbursed,  but only to the extent of Subsequent Recoveries received during the previous calendar month and available for distribution  pursuant to  Section 4.02(c)(xiii).  With respect to each Class SB  Certificate,  on any date of determination,  an amount equal to the Percentage  Interest  evidenced by such Certificate times an amount equal to the excess, if any, of (A) the then aggregate  Stated  Principal  Balance of the Mortgage Loans over (B) the then aggregate  Certificate  Principal
Balance of the Class A and Class M  Certificates  then  outstanding.  The Class R  Certificates  will not have a Certificate  Principal
Balance.

         Certificate  Register  and  Certificate   Registrar:   The  register  maintained  and  the  registrar  appointed  pursuant  to
Section 5.02.

         Class:  Collectively, all of the Certificates or uncertificated interests bearing the same designation.

         Class A Certificate:  Any one of the Class A-1, Class A-2 or Class A-3 Certificates.

         Class A Interest  Distribution  Amount:  With respect to each Class of Class A  Certificates  and any  Distribution  Date, the
aggregate  amount of Accrued  Certificate  Interest to be  distributed  to the holders of such Class of Class A  Certificates  for such
Distribution Date, plus any related Accrued Certificate Interest thereon remaining unpaid from any prior Distribution Date.

         Class A  Margin:  With respect to the Class A-1  Certificates,  0.10% per annum and on any  Distribution  Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,  0.20% per  annum.  With  respect  to the  Class A-2
Certificates,  initially 0.17% per annum,  and on any  Distribution  Date on or after the second  Distribution  Date after the possible
Optional  Termination  Date,  0.34% per annum.  With  respect to the  Class A-3  Certificates,  initially  0.25% per annum,  and on any
Distribution Date on or after the second Distribution Date after the first possible Optional Termination Date, 0.50% per annum.

         Class A Net WAC Cap Shortfall:  With respect to each Class of the Class A  Certificates  and any  Distribution  Date for which the Pass-Through  Rate for any such Class of Class A  Certificates is equal to the Net WAC Cap Rate, the excess, if any, of (x) Accrued
Certificate  Interest on that Class of Certificates on such  Distribution  Date,  calculated at a rate equal to the lesser of (a) LIBOR plus the related Class A Margin,  as calculated for such  Distribution  Date, and (b) the Maximum  Mortgage Loan Rate, over (y) Accrued
Certificate Interest on such Class of Class A Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

         Class A Net WAC Cap Shortfall  Carry-Forward  Amount: With respect to each Class of Class A  Certificates and any Distribution
Date,  the sum of (a) the  aggregate  amount of Class A Net WAC Cap  Shortfall  for such Class on such  Distribution  Date plus (b) any
Class A Net WAC Cap Shortfall  Carry-Forward Amount for such Class remaining unpaid from the preceding  Distribution Date, plus (c) one month's interest on the amount in  clause (b) (based  on the number of days in the preceding  Interest  Accrual Period),  to the extent previously  unreimbursed by the Excess Cash Flow pursuant to  Section 4.02(c)(xviii),  payments under the Yield  Maintenance  Agreement pursuant to Section 4.09(c)(v) and Net Swap Payments pursuant to Section 4.10(c)(v), at a rate equal to the related Pass-Through Rate.

         Class A  Principal  Distribution  Amount:  With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal  Distribution  Amount for that Distribution
Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the Principal Distribution Amount for that Distribution Date; and

                  (ii)     the  excess,  if any,  of  (A) the  aggregate  Certificate  Principal  Balance of the  Class A  Certificates
         immediately  prior to that  Distribution  Date over  (B) the  lesser of (x) the  product of (1) the  applicable  Subordination
         Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class A-1  Certificate:  Any one of the Class A-1  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit A,  senior to the Class M Class SB and Class R Certificates with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing  (i) an interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the  right to receive the Class A Net WAC Cap Shortfall
Carry-Forward  Amount from the Excess Cash Flow, the Yield  Maintenance  Agreement and the Supplemental  Interest Trust Account and the
Swap Agreement to the extent described herein.

         Class A-2  Certificate:  Any one of the Class A-2  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit A,  senior to the Class M,  Class SB  and Class R  Certificates  with respect  to  distributions  and the  allocation  of  Realized  Losses as set forth in  Section 4.05,  and  evidencing  (i) an  interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive the Class A Net WAC
Cap Shortfall  Carry-Forward  Amount from the Excess Cash Flow the Yield  Maintenance  Agreement and the  Supplemental  Interest  Trust
Account and the Swap Agreement to the extent described herein.

         Class A-3  Certificate:  Any one of the Class A-3  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit A,  senior to the Class M,  Class SB  and Class R  Certificates  with respect  to  distributions  and the  allocation  of  Realized  Losses as set forth in  Section 4.05,  and  evidencing  (i) an  interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive the Class A Net WAC
Cap Shortfall  Carry-Forward  Amount from the Excess Cash Flow the Yield  Maintenance  Agreement and the  Supplemental  Interest  Trust
Account and the Swap Agreement to the extent described herein.

         Class M Certificate:  Any one of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.

         Class M Margin:  With respect to the Class M-1  Certificates,  initially 0.34% per annum, and on any  Distribution  Date on or after the second  Distribution Date after the first possible Optional  Termination Date, 0.51% per annum. With respect to the Class M-2
Certificates,  initially  0.46% per  annum,  and on any  Distribution  Date on or after the  second  Distribution  Date after the first possible  Optional  Termination Date, 0.69% per annum.  With respect to the Class M-3  Certificates,  initially 1.00% per annum, and on any Distribution Date on or after the second  Distribution  Date after the first possible  Optional  Termination Date, 1.50% per annum.
With  respect  to the  Class M-4  Certificates,  initially  1.60%  per  annum,  and on any  Distribution  Date on or after  the  second
Distribution  Date after the first possible Optional  Termination  Date, 2.40% per annum.  With respect to the Class M-5  Certificates, initially 2.50% per annum,  and on any Distribution  Date on or after the second  Distribution  Date after the first possible  Optional
Termination  Date,  3.75% per annum.  With respect to the Class M-6  Certificates,  initially 2.50% per annum,  and on any Distribution
Date on or after the second Distribution Date after the first possible Optional Termination Date, 3.75% per annum.

         Class M Net WAC Cap Shortfall:  With respect to each Class of the Class M  Certificates  and any  Distribution  Date for which the  Pass-Through  Rate for any such  Class of  Certificates  is equal to the Net WAC Cap Rate,  the  excess,  if any,  of  (x) Accrued
Certificate  Interest on that Class of Certificates on such  Distribution  Date, using the lesser of (a) LIBOR plus the related Class M
Margin,  as calculated for such  Distribution  Date, and (b) the Maximum Mortgage Loan Rate, over (y) Accrued  Certificate  Interest on such Class of Class M Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

         Class M  Net WAC Cap  Shortfall  Carry-Forward  Amount:  With  respect  to each  Class  of the  Class M  Certificates  and any
Distribution  Date, the sum of (a) the  aggregate amount of Class M Net WAC Cap Shortfall for each such Class on such Distribution Date plus (b) any  Class M Net WAC Cap Shortfall  Carry-Forward  Amount for such Classes  remaining  unpaid from the preceding  Distribution
Date,  plus  (c) one  month's  interest on the amount in  clause (b) (based  on the number of days in the  preceding  Interest  Accrual
Period),  to the extent  previously  unreimbursed by the Excess Cash Flow pursuant to  Section 4.02(c)(xviii)  payments under the Yield
Maintenance  Agreement  pursuant to Section  4.09(c)(v) and Net Swap Payments  pursuant to Section  4.10(c)(v),  at a rate equal to the related Pass-Through Rate.

         Class M-1  Certificate:  Any one of the Class M-1  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-2,  Class M-3,  Class M-4, Class M-5, Class M-6,
Class SB and Class R  Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the Class M Net WAC Cap Shortfall  Carry-Forward  Amount from the Excess Cash Flow the Yield  Maintenance  Agreement and the
Supplemental Interest Trust Account and the Swap Agreement to the extent described herein.

         Class M-1 Interest  Distribution  Amount: With respect to the Class M-1  Certificates and any Distribution Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date,  plus any related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-1  Principal  Distribution  Amount:  With respect to any  Distribution  Date  (i) prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount or (ii) on or after the Stepdown Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A
         Principal Distribution Amount; and

                  (ii)     the  excess,  if any,  of (A) the  sum of (1) the  aggregate  Certificate  Principal  Balance of the Class A
         Certificates  (after taking into account the payment of the Class A Principal  Distribution Amount for that Distribution Date)
         and (2) the Certificate  Principal  Balance of the Class M-1  Certificates  immediately  prior to that  Distribution Date over
         (B) the  lesser of (x) the  product of (1) the applicable  Subordination  Percentage and (2) the  aggregate  Stated  Principal
         Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-2  Certificate:  Any one of the Class M-2  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar substantially in the form annexed hereto as Exhibit B,  senior to the Class M-3,  Class M-4,  Class M-5,  Class M-6, Class SB
and Class R  Certificates  with respect to  distributions  and the  allocation  of Realized  Losses as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive  the  Class M Net WAC Cap  Shortfall  Carry-Forward  Amount  from  Excess  Cash Flow the Yield  Maintenance  Agreement  and the
Supplemental Interest Trust Account and the Swap Agreement to the extent described herein.

         Class M-2 Interest  Distribution  Amount: With respect to the Class M-2  Certificates and any Distribution Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date,  plus any related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-2  Principal  Distribution  Amount:  With respect to any  Distribution  Date  (i) prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount and the Class M-1  Principal  Distribution
Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A
         Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

                  (ii)     the  excess,  if any,  of (A) the  sum of (1) the  aggregate  Certificate  Principal  Balance of the Class A
         Certificates and Class M-1  Certificates  (after taking into account the payment of the Class A Principal  Distribution Amount and the Class M-1 Principal  Distribution Amount for that Distribution Date) and (2) the Certificate  Principal Balance of the
         Class M-2  Certificates  immediately  prior to that  Distribution  Date over  (B) the  lesser of  (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal Balance
         of  the  Mortgage  Loans  after  giving  effect  to   distributions   to  be  made  on  that   Distribution   Date,  over  the
         Overcollateralization Floor.

         Class M-3  Certificate:  Any one of the Class M-3  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit B,  senior to the Class M-4,  Class M-5,  Class M-6 Class SB and Class R
Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated  as a "regular  interest"  in REMIC II  for purposes of the REMIC  Provisions  and  (ii) the  right to receive the
Class M Net WAC Cap Shortfall  Carry-Forward Amount from Excess Cash Flow the Yield Maintenance Agreement and the Supplemental Interest
Trust Account and the Swap Agreement to the extent described herein.

         Class M-3 Interest  Distribution  Amount: With respect to the Class M-3  Certificates and any Distribution Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date,  plus any related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-3  Principal  Distribution  Amount:  With respect to any  Distribution  Date  (i) prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount,  Class M-1 Principal  Distribution Amount and
Class M-2  Principal  Distribution  Amount  or  (ii) on  or after  the  Stepdown  Date if a  Trigger  Event is not in  effect  for that
Distribution Date, the lesser of:

                  (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A,
         Class M-1 and Class M-2 Principal Distribution Amounts; and

                  (ii)     the excess,  if any, of (A) the  sum of (1) the  aggregate  Certificate  Principal  Balance of the  Class A,
         Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A,  Class M-1 and Class M-2 Principal
         Distribution  Amounts for that  Distribution  Date) and (2) the Certificate  Principal  Balance of the Class M-3  Certificates
         immediately  prior to that  Distribution  Date over  (B) the  lesser of (x) the  product of (1) the  applicable  Subordination
         Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-4  Certificate:  Any one of the Class M-4  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form  annexed  hereto  as  Exhibit B,  senior  to the  Class M-5,  Class  M-6,  Class SB  and  Class R
Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated  as a "regular  interest"  in REMIC II  for purposes of the REMIC  Provisions  and  (ii) the  right to receive the
Class M Net WAC Cap Shortfall  Carry-Forward  Amount from the Excess Cash Flow the Yield  Maintenance  Agreement  and the  Supplemental
Interest Trust Account and the Swap Agreement to the extent described herein.

         Class M-4 Interest  Distribution  Amount: With respect to the Class M-4  Certificates and any Distribution Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date,  plus any related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-4  Principal  Distribution  Amount:  With respect to any  Distribution  Date  (i) prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,
Class M-2 Principal  Distribution Amount and Class M-3 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A,
         Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

                  (ii)     the excess,  if any, of (A) the  sum of (1) the  aggregate  Certificate  Principal  Balance of the  Class A,
         Class M-1,  Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A,  Class M-1,  Class M-2 and Class M-3  Principal  Distribution  Amounts for that Distribution  Date) and (2) the Certificate  Principal Balance of the
         Class M-4  Certificates  immediately  prior to that  Distribution  Date over  (B) the  lesser of  (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal Balance
         of  the  Mortgage  Loans  after  giving  effect  to   distributions   to  be  made  on  that   Distribution   Date,  over  the
         Overcollateralization Floor.

         Class M-5  Certificate:  Any one of the Class M-5  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as Exhibit B,  senior to the Class M-6,  Class SB and Class R  Certificates  with respect  to  distributions  and the  allocation  of  Realized  Losses as set forth in  Section 4.05,  and  evidencing  (i) an  interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive the Class M Net WAC
Cap Shortfall  Carry-Forward Amount from Excess Cash Flow the Yield Maintenance  Agreement and the Supplemental  Interest Trust Account
and the Swap Agreement to the extent described herein.

         Class M-5 Interest  Distribution  Amount: With respect to the Class M-5  Certificates and any Distribution Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date,  plus any related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-5  Principal  Distribution  Amount:  With respect to any  Distribution  Date  (i) prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,
Class M-2  Principal  Distribution  Amount,  Class M-3 Principal  Distribution  Amount and Class M-4  Principal  Distribution Amount or
(ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A,
         Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts; and

                  (ii)     the excess,  if any, of (A) the  sum of (1) the  aggregate  Certificate  Principal  Balance of the  Class A,
         Class M-1,  Class M-2,  Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1,
         Class M-2,  Class M-3  and  Class M-4  Principal  Distribution  Amounts for that  Distribution  Date) and (2) the  Certificate
         Principal  Balance of the Class M-5  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the Mortgage Loans after giving  effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the  aggregate
         Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions  to be made on that  Distribution  Date, over the Overcollateralization Floor.

         Class M-6  Certificate:  Any one of the Class M-6  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit B,  senior to the Class SB and Class R  Certificates  with respect to distributions  and the allocation of Realized  Losses as set forth in  Section 4.05,  and evidencing  (i) an  interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the  right to receive the Class M Net WAC Cap Shortfall
Carry-Forward  Amount from Excess Cash Flow the Yield  Maintenance  Agreement and the Supplemental  Interest Trust Account and the Swap
Agreement to the extent described herein.

         Class M-6 Interest  Distribution  Amount: With respect to the Class M-6  Certificates and any Distribution Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date,  plus any related
Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

         Class M-6  Principal  Distribution  Amount:  With respect to any  Distribution  Date  (i) prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,
Class M-2 Principal  Distribution Amount,  Class M-3 Principal  Distribution Amount,  Class M-4 Principal Distribution Amount and Class
M-5  Principal  Distribution  Amount or (ii) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution
Date, the lesser of:

                  (i)      the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A,
         Class M-1, Class M-2, Class M-3, Class M-4 Principal Distribution Amounts and Class M-5 Principal Distribution Amounts; and

                  (ii)     the excess,  if any, of (A) the  sum of (1) the  aggregate  Certificate  Principal  Balance of the  Class A,
         Class M-1,  Class M-2,  Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1,
         Class M-2,  Class M-3,  Class M-4  and  Class M-5  Principal  Distribution  Amounts  for that  Distribution  Date) and (2) the
         Certificate  Principal Balance of the Class M-6  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the  product of (1) the applicable  Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the
         Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made  on that
         Distribution Date, over the Overcollateralization Floor.

         Class R Certificate:  Collectively, the Class R-I Certificates and Class R-II Certificates.

         Class R-I  Certificate:  Any one of the Class R-I  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as Exhibit E and  evidencing an interest  designated as a "residual  interest" in
REMIC I for purposes of the REMIC Provisions.

         Class R-II  Certificate:  Any one of the Class R-II  Certificates executed by the Trustee and authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as Exhibit E and  evidencing an interest  designated as a "residual  interest" in
REMIC II for purposes of the REMIC Provisions.

         Class SB  Certificate:  Any one of the Class SB  Certificates  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed hereto as Exhibit D,  subordinate to the Class A  Certificates  and Class M  Certificates
with  respect to  distributions  and the  allocation  of  Realized  Losses as set forth in  Section 4.05,  and  evidencing  an interest comprised of "regular  interests" in REMIC II  together with certain rights to payments under the Yield  Maintenance  Agreement and the
Swap Agreement for purposes of the REMIC Provisions.

         Closing Date:  December 8, 2006.

         Code:  The Internal Revenue Code of 1986, as amended.

         Commission:  The Securities and Exchange Commission.

         Cooperative:  A  private,  cooperative  housing  corporation  which  owns or  leases  land  and all or part of a  building  or buildings,  including  apartments,  spaces  used for  commercial  purposes  and  common  areas  therein  and whose  board of  directors authorizes, among other things, the sale of Cooperative Stock.

         Cooperative  Apartment:  A  dwelling  unit in a  multi-dwelling  building  owned or leased by a  Cooperative,  which  unit the
Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

         Cooperative  Lease:  With respect to a Cooperative  Loan,  the  proprietary  lease or occupancy  agreement with respect to the
Cooperative  Apartment  occupied by the Mortgagor and relating to the related  Cooperative  Stock,  which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         Cooperative  Loans:  Any of the Mortgage  Loans made in respect of a Cooperative  Apartment,  evidenced by a Mortgage Note and secured by (i) a Security  Agreement,  (ii) the related  Cooperative Stock  Certificate,  (iii) an assignment of the Cooperative Lease,
(iv) financing statements and (v) a stock power (or other similar instrument),  and ancillary thereto, a recognition  agreement between the  Cooperative and the originator of the  Cooperative  Loan,  each of which was  transferred and assigned to the Trustee  pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

         Cooperative  Stock: With respect to a Cooperative Loan, the single outstanding class of stock,  partnership  interest or other ownership instrument in the related Cooperative.

         Cooperative Stock  Certificate:  With respect to a Cooperative Loan, the stock certificate or other instrument  evidencing the related Cooperative Stock.

         Corporate  Trust Office:  The principal  office of the Trustee at which at any  particular  time its corporate  trust business with respect to this Agreement shall be  administered,  which office at the date of the execution of this instrument is located at U.S.
Bank  National  Association,  EP-MN-WS3D,  60  Livingston  Avenue,  St.  Paul,  Minnesota  55107-2292,  Attention:  Structured  Finance
Services/RAAC Series 2006-SP4.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial  Account:  The  custodial  account or accounts  created and  maintained  pursuant to  Section 3.07  in the name of a depository  institution,  as custodian  for the holders of the  Certificates,  for the holders of certain  other  interests in mortgage loans serviced or sold by the Master Servicer and for the Master  Servicer,  into which the amounts set forth in Section 3.07  shall be deposited directly. Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An  agreement  that may be entered into among the  Depositor,  the Master  Servicer,  the Trustee and a
Custodian in substantially the form of Exhibit F hereto.

         Custodian:  A custodian appointed pursuant to a Custodial Agreement.

         Cut-off Date:  November 1, 2006.

         Cut-off Date Balance:  $309,326,561.

         Cut-off Date Principal  Balance:  With respect to any Mortgage Loan, the unpaid principal  balance thereof at the Cut-off Date after giving effect to all  installments  of principal due on or prior thereto (or due during the month of the Cut-off  Date),  whether or not received.

         Debt Service  Reduction:  With respect to any Mortgage  Loan, a reduction in the scheduled  Monthly  Payment for such Mortgage
Loan by a court of competent  jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction  constituting a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

         Defaulting Party:  As defined in the Swap Agreement.

         Deferred  Interest:  With  respect to any Neg Am Loan,  as of any Due Date,  the amount,  if any, by which the  Mortgage  Loan
Accrued  Interest  for such Due Date  exceeds the  Monthly  Payment  for such Due Date and which  amount,  pursuant to the terms of the
Mortgage Note, is added to the Stated Principal Balance of the Mortgage Loan.

         Deferred  Interest  Shortfall:  With respect to any Class of the Class A and Class M  Certificates and any  Distribution  Date
for which Deferred  Interest exists and upon which the Accrued  Certificate  Interest on the Class A and Class M  Certificates  exceeds the  Available  Distribution  Amount on such  Distribution  Date,  the lesser of (a) such  excess and (b) the  amount of such  Deferred
Interest.

         Deficient  Valuation:  With respect to any Mortgage  Loan, a valuation by a court of competent  jurisdiction  of the Mortgaged
Property  in an amount  less than the then  outstanding  indebtedness  under the  Mortgage  Loan,  or any  reduction  in the  amount of principal to be paid in connection with any scheduled  Monthly  Payment that  constitutes a permanent  forgiveness of principal,  which valuation or reduction results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"  delinquent  when a payment due on any  scheduled due date remains  unpaid as of the close of business on the next  following  monthly  scheduled due date;
"60 to 89 days" or "60 or more  days"  delinquent  when a  payment  due on any  scheduled  due date  remains  unpaid as of the close of business on the second  following  monthly  scheduled due date; and so on. The  determination  as to whether a Mortgage Loan falls into these  categories  is made as of the close of business on the last  business  day of each month.  For example,  a Mortgage  Loan with a payment  due on July 1 that  remained  unpaid as of the close of  business  on August 31 would then be  considered  to be 30 to 59 days delinquent.  Delinquency  information  as of the  Cut-off  Date is  determined  and  prepared  as of the close of  business on the last business day immediately prior to the Cut-off Date.

         Depositor:  As defined in the preamble hereto.

         Depository:  The  Depository  Trust  Company,  or any  successor  Depository  hereafter  named.  The  nominee  of the  initial
Depository for purposes of registering  those  Certificates  that are to be Book-Entry  Certificates is Cede & Co. The Depository shall at all times be a "clearing  corporation"  as defined in  Section 8-102(a)(5)  of the Uniform  Commercial Code of the State of New York
and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from time to time a
Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Derivative  Contract:  Any ISDA Master  Agreement,  together with the related Schedule and  Confirmation,  entered into by the
Trustee and a Derivative Counterparty in accordance with Section 4.11.

         Derivative Counterparty:  Any counterparty to a Derivative Contract as provided in Section 4.11.

         Destroyed Mortgage Note:  A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Determination  Date:  With  respect to any  Distribution  Date,  the 20th day (or if such 20th day is not a Business  Day, the
Business Day immediately following such 20th day) of the month of the related Distribution Date.

         Disqualified  Organization:  Any organization defined as a "disqualified  organization" under  Section 860E(e)(5) of the Code, which includes any of the following:  (i) the  United States,  any State or political subdivision thereof, any possession of the United
States, or any agency or instrumentality  of any of the foregoing (other than an  instrumentality  which is a corporation if all of its activities  are subject to tax and,  except for Freddie Mac, a majority of its board of directors is not selected by such  governmental unit), (ii) a foreign government, any international organization,  or any agency or instrumentality of any of the foregoing,  (iii) any organization  (other than certain farmers'  cooperatives  described in Section 521 of the Code) which is exempt from the tax imposed by
Chapter 1 of the Code  (including  the tax imposed by  Section 511  of the Code on unrelated  business  taxable  income) and (iv) rural electric and telephone  cooperatives  described in  Section 1381(a)(2)(C) of  the Code. A Disqualified  Organization  also includes any
"electing large partnership," as defined in Section 775(a) of  the Code and any other Person so designated by the Trustee based upon an
Opinion of Counsel  that the  holding of an  Ownership  Interest  in a Class R  Certificate  by such  Person may cause any REMIC or any
Person  having an Ownership  Interest in any Class of  Certificates  (other than such Person) to incur a liability  for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership  Interest in a Class R  Certificate  to
such Person. The terms "United States",  "State" and "international  organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Date: The 25th day of any month beginning in the month  immediately  following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

         DTC Letter:  The Letter of  Representations,  dated December 8,  2006,  between the Trustee,  on behalf of the Trust Fund, and the Depository.

         Due Date:  With respect to any  Distribution  Date and any Mortgage  Loan,  the day during the related Due Period on which the
Monthly Payment is due.

         Due Period:  With respect to any Distribution Date, the calendar month of such Distribution Date.

         Eligible  Account:  An  account  that  is  any  of the  following:  (i) maintained  with a  depository  institution  the  debt obligations  of which have been rated by each  Rating  Agency in its  highest  rating  available,  or (ii) an  account or accounts in a depository  institution in which such accounts are fully insured to the limits established by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of Counsel  delivered  to the Trustee  and each Rating  Agency) the  registered  Holders of  Certificates  have a claim with respect to the funds in such  account or a  perfected  first  security  interest  against  any  collateral  (which  shall be limited to
Permitted  Investments)  securing  such funds  that is  superior  to claims of any other  depositors  or  creditors  of the  depository institution  with which such  account is  maintained,  or  (iii) in  the case of the  Custodial  Account,  a trust  account or accounts maintained in the corporate trust  department of U.S. Bank National  Association,  or (iv) in the case of the  Certificate  Account and the Yield Maintenance  Deposit Account, a trust account or accounts  maintained in the corporate trust department of U.S. Bank National
Association  or (v) an  account or accounts of a depository  institution  acceptable  to each Rating Agency (as evidenced in writing by each  Rating  Agency  that use of any such  account as the  Custodial  Account or the  Certificate  Account  will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such
Certificates as of the Closing Date by such Rating Agency).

         Eligible  Master  Servicing  Compensation:  With respect to any  Distribution  Date,  an amount equal to  Prepayment  Interest
Shortfalls  resulting from Principal  Prepayments in Full or Curtailments  during the related  Prepayment Period, but not more than the lesser of  (a) one-twelfth  of 0.125% of the Stated Principal  Balance of the Mortgage Loans  immediately  preceding such  Distribution
Date and (b) the sum of the Servicing  Fee, all income and gain on amounts held in the Custodial  Account and the  Certificate  Account and amounts payable to the  Certificateholders  with respect to such Distribution  Date and servicing  compensation to which the Master
Servicer may be entitled  pursuant to  Section 3.10(a)(v) and  (vi)  provided  that for purposes of this  definition  the amount of the
Servicing  Fee will not be reduced  pursuant  to  Section 7.02(a) except  as may be  required  pursuant  to the last  sentence  of such
Section 7.02(a).

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  As defined in Section 7.01.

         Excess  Cash Flow:  With  respect to the  Mortgage  Loans and any  Distribution  Date,  an amount  equal to the sum of (A) the excess of (1) the Available  Distribution  Amount for that Distribution Date over (2) the sum of (x) the Interest  Distribution  Amount for that  Distribution  Date and (y) the  Principal  Remittance  Amount for that  Distribution  Date and (B) the  Overcollateralization
Reduction Amount, if any, for that Distribution Date.

         Excess   Overcollateralization   Amount:   With  respect  to  any   Distribution   Date,  the  excess,   if  any,  of  (a) the
Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount for such Distribution Date.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Fannie Mae:  Fannie Mae, a federally  chartered  and privately  owned  corporation  organized  and existing  under the Federal
National Mortgage Association Charter Act, or any successor thereto.

         FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

         FHA:  The Federal Housing Administration, or its successor.

         Final Certification:  As defined in Section 2.02.

         Final  Distribution  Date: The Distribution  Date on which the final  distribution in respect of the Certificates will be made pursuant  to  Section 9.01,  which Final  Distribution  Date shall in no event be later than the end of the 90-day  liquidation  period described in Section 9.02.

         Final Scheduled  Distribution  Date: With respect to the Class A,  Class M and Class SB  Certificates,  solely for purposes of the face of the  Certificates,  the  Distribution  Date in November 2036. No event of default under this Agreement will arise or become applicable  solely by reason of the  failure  to retire  the entire  Certificate  Principal  Balance of any Class of Class A or Class M
Certificates on or before its Final Scheduled Distribution Date.

         Fitch:  Fitch Ratings, Inc., or its successor in interest.

         Fixed Swap Payment:  With respect to any Distribution  Date on or prior to the  Distribution  Date in November 2011, an amount equal to the product of (x) a fixed rate equal to 4.487% per annum,  (y) the  Swap  Agreement  Notional  Balance for that  Distribution
Date and (z) a fraction,  the numerator of which is (a) 18 for the  Distribution  Date in December 2006 and (b) 30 for any Distribution
Date occurring after the Distribution Date in December 2006, and the denominator of which is 360.

         Floating  Swap  Payment:  With respect to any  Distribution  Date on or prior to the  Distribution  Date in November  2011, an amount equal to the product of (x) One-Month  LIBOR as  determined  pursuant to the swap  agreement,  (y) the Swap  Agreement  Notional
Balance for that  Distribution  Date and (z) a fraction,  the numerator of which is (a) 18 for the  Distribution  Date in December 2006 and (b) the  actual  number of days in the related  calculation  period as provided in the Swap  Agreement  for any  Distribution  Date occurring after the Distribution Date in December 2006, and the denominator of which is 360.

         Foreclosure  Profits:  With respect to any Distribution Date or related  Determination Date and any Mortgage Loan, the excess, if any,  of  Liquidation  Proceeds,  Insurance  Proceeds  and REO  Proceeds  (net of all  amounts  reimbursable  therefrom  pursuant to
Section 3.10(a)(ii))  in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition  occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property  (determined,  in the case of an  REO Disposition,  in  accordance  with  Section 3.14)  plus  accrued  and unpaid  interest at the  Mortgage  Rate on such unpaid principal  balance from the Due Date to which  interest  was last paid by the  Mortgagor  to the first day of the month  following  the month in which such Cash Liquidation or REO Disposition occurred.

         Freddie Mac:  The Federal  Home Loan  Mortgage  Corporation,  a corporate  instrumentality  of the United  States  created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Gross Margin:  With respect to each  adjustable  rate Mortgage  Loan, the fixed  percentage set forth in the related  Mortgage
Note and indicated in Exhibit G  hereto as the "NOTE MARGIN," which  percentage is added to the related Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage Note, the Periodic Cap, the Maximum  Mortgage Rate and the
Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         High Cost Loan: The Mortgage Loans set forth hereto as Exhibit O  that are subject to special rules,  disclosure  requirements and other provisions that were added to the Federal Truth in Lending Act by the Home Ownership and Equity Protection Act of 1994.

         Independent:  When used with  respect to any  specified  Person,  means such a Person  who (i) is in fact  independent  of the
Depositor,  the Master Servicer and the Trustee,  or any Affiliate  thereof,  (ii) does not have any direct  financial  interest or any material indirect  financial  interest in the Depositor,  the Master Servicer or the Trustee or in an Affiliate  thereof,  and (iii) is not  connected  with the  Depositor,  the Master  Servicer or the  Trustee as an officer,  employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

         Index:  With respect to any  adjustable  rate  Mortgage  Loan and as to any  Adjustment  Date  therefor,  the related index as stated in the related Mortgage Note.

         Initial  Certificate  Principal  Balance:  With respect to each Class of Certificates  (other than the Class R  Certificates), the  Certificate  Principal  Balance of such Class of  Certificates  as of the Closing Date as set forth in the  Preliminary  Statement hereto.

         Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any Primary  Insurance  Policy or any other related  insurance  policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee  under the Mortgage,  any
Subservicer,  the Master Servicer or the Trustee and are not applied to the restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the procedures  that the Master Servicer would follow in servicing  mortgage loans held for its own account.

         Interest Accrual Period:  With respect to the Class A and Class M  Certificates,  (i) with respect to the Distribution Date in
December 2006, the period  commencing on the Closing Date and ending on the day preceding the  Distribution  Date in December 2006, and
(ii) with  respect to any  Distribution  Date after the Distribution  Date in December 2006, the period  commencing on the Distribution
Date in the month  immediately  preceding  the month in which  such  Distribution  Date  occurs and  ending on the day  preceding  such
Distribution Date. With respect to the Class SB Certificates and any Distribution Date, the prior calendar month.

         Interest Distribution Amount: The sum of the Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5 and Class M-6
Interest Distribution Amounts.

         Interim Certification:  As defined in Section 2.02.

         Interested  Person: As of any date of  determination,  the Depositor,  the Master Servicer,  the Trustee,  any Mortgagor,  any
Manager of a Mortgaged Property, or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

         Late  Collections:  With respect to any Mortgage Loan, all amounts  received  during any Due Period,  whether as late payments of Monthly  Payments or as Insurance  Proceeds,  Liquidation  Proceeds or otherwise,  which  represent  late payments or collections of
Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         LIBOR:  With respect to any  Distribution  Date,  the  arithmetic  mean of the London  interbank  offered rate  quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

         LIBOR  Business  Day:  Any day other than (i) a  Saturday  or Sunday or (ii) a day on which  banking  institutions  in London,
England are required or authorized to by law to be closed.

         LIBOR Rate Adjustment Date: With respect to each  Distribution  Date, the second LIBOR Business Day immediately  preceding the commencement of the related Interest Accrual Period.

         Limited Repurchase Right Holder:  RFC Asset Holdings II, Inc., or its successor.

         Liquidation  Proceeds:  Amounts (other than Insurance  Proceeds) received by the Master Servicer in connection with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

         Loan-to-Value  Ratio:  As of any date,  the  fraction,  expressed  as a  percentage,  the  numerator  of which is the  current principal  balance of the related  Mortgage Loan at the date of  determination  (plus,  in the case of a junior lien Mortgage Loan, the principal  balance of the Senior Mortgage Loan on the Related  Mortgaged  Property) and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Marker Rate: With respect to the Class SB  Certificates or the REMIC II Regular  Interest SB-IO and any  Distribution  Date, a
per annum rate equal to two (2) multiplied by the weighted average of the  Uncertificated  REMIC I  Pass-Through Rates for each REMIC I
Regular  Interest  (other than the REMIC I  Regular  Interest  AA) with the rates on each such  REMIC I  Regular  Interest  (other than
REMIC I  Regular  Interest ZZ) subject to a cap equal to the  Pass-Through  Rate for the  corresponding  Class for such REMIC I Regular
Interest, and the rate on REMIC I Regular Interest ZZ subject to a cap of zero, in each case for purposes of this calculation.

         Maturity  Date:  With  respect to each Class of  Certificates  representing  ownership of regular  interest or  Uncertificated
Regular   Interests   issued  by  each  of  REMIC I  and  REMIC II  the  latest  possible   maturity  date,   solely  for  purposes  of
Section 1.860G-1(a)(4)(iii) of  the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing  a  regular  interest  in the Trust  Fund  would be  reduced  to zero,  which is,  for each  such  regular  interest,  the
Distribution  Date in November  2036,  which is the  Distribution  Date  occurring in the month  following the last  scheduled  monthly payment of the Mortgage Loans.

         Maximum  Mortgage Loan Rate: With respect to the Class A and Class M  Certificates  and any Interest  Accrual  Period,  14.00%
per annum.

         Maximum  Mortgage  Rate:  With respect to any adjustable  rate Mortgage  Loan,  the rate indicated in Exhibit G  hereto as the
"NOTE  CEILING,"  which rate is the maximum  interest  rate that may be applicable  to such  adjustable  rate Mortgage Loan at any time during the life of such Mortgage Loan.

         Maximum Net Mortgage  Rate:  With respect to any  adjustable  rate  Mortgage Loan and any date of  determination,  the Maximum
Mortgage Rate minus the sum of (i) the  Subservicing  Fee Rate and (ii) the  Servicing Fee Rate and, as to any fixed rate Mortgage Loan and any class of determination, the Net Mortgage Rate thereof.

         MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of
Delaware, or any successor thereto.

         MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

         Minimum  Mortgage  Rate:  With respect to any  adjustable  rate Mortgage Loan, the greater of (i) the Note Margin and (ii) the rate  indicated in Exhibit G  hereto as the "NOTE FLOOR",  which rate may be applicable  to such  adjustable  rate Mortgage Loan at any time during the life of such adjustable rate Mortgage Loan and, as to any fixed rate Mortgage Loan and any date of  determination,  the
Net Mortgage Rate thereof.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified  Mortgage  Rate:  With respect to any  Mortgage  Loan that is the subject of a Servicing  Modification,  the Mortgage
Rate, minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         Modified  Net  Mortgage  Rate:  With respect to any  Mortgage  Loan that is the subject of a Servicing  Modification,  the Net
Mortgage Rate, minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including  any REO  Property)  and the Due Date in any Due Period,  the
payment of principal  and interest due thereon in accordance  with the  amortization  schedule at the time  applicable  thereto  (after adjustment,  if any, for Curtailments and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such amortization  schedule by reason of any  bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding  or any  moratorium or similar  waiver or grace period and before any  Servicing  Modification  that  constitutes  a reduction  of the  interest  rate on such
Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

         Mortgage:  With respect to each Mortgage Note related to a Mortgage  Loan,  the  mortgage,  deed of trust or other  comparable instrument creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

         Mortgage File:  The mortgage  documents  listed in  Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage  Loan  Accrued  Interest:  With  respect  to each Neg Am Loan and each Due Date,  the  aggregate  amount of  interest accrued at the Mortgage  Rate in respect of such  Mortgage  Loan since the  preceding Due Date (or in the case of the initial Due Date, since the  Cut-off  Date) to but not  including  such Due Date with  respect  to which the  Mortgage  Loan  Accrued  Interest  is being calculated in accordance with the terms of such Mortgage Loan,  after giving effect to any previous  Principal  Prepayments,  Deficient
Valuation or Debt Service Reduction in respect of such Neg Am Loan.
         Mortgage  Loan  Schedule:  The lists of the  Mortgage  Loans  attached  hereto as  Exhibit G  (as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage Loans),  which lists shall set forth at a minimum the following  information as to each Mortgage Loan:

                  (i)      the Mortgage Loan identifying number ("RFC LOAN #");

                  (ii)     [Reserved];

                  (iii)    the maturity of the Mortgage Note ("MATURITY  DATE" or "MATURITY DT") for Mortgage Loans and if such Loan is a Balloon Loan, the amortization thereof;

                  (iv)     the Mortgage Rate as of origination ("ORIG RATE");

                  (v)      the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

                  (vi)     the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

                  (vii)    the scheduled  monthly  payment of principal,  if any, and interest as of the Cut-off Date ("ORIGINAL P & I"
         or "CURRENT P & I" for the adjustable rate Mortgage Loans);

                  (viii)   the Cut-off Date Principal Balance ("PRINCIPAL BAL");

                  (ix)     the Loan-to-Value Ratio at origination ("LTV");

                  (x)      a code "T",  "BT" or "CT" under the column "LN FEATURE,"  indicating  that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence);

                  (xi)     a code "N" under the column  "OCCP  CODE",  indicating  that the  Mortgage  Loan is  secured by a  non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

                  (xii)    the Maximum Mortgage Rate for the adjustable rate Mortgage Loans ("NOTE CEILING");

                  (xiii)   the Maximum Net Mortgage Rate for the adjustable rate Mortgage Loans ("NET CEILING");

                  (xiv)    the Note Margin for the adjustable rate Mortgage Loans ("NOTE MARGIN");

                  (xv)     the first Adjustment Date after the Cut-off Date for the adjustable rate Mortgage Loans ("NXT INT CHG DT");

                  (xvi)    the Periodic Cap for the adjustable rate Mortgage Loans ("PERIODIC DECR" or "PERIODIC INCR"); and

                  (xvii)   (the rounding of the  semi-annual  or annual  adjustment to the Mortgage Rate with respect to the adjustable rate Mortgage Loans ("NOTE METHOD").

         Such schedules may consist of multiple reports that collectively set forth all of the information required.

         Mortgage Loans:  Such of the mortgage loans  transferred and assigned to the Trustee  pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans  originally so held being  identified in the initial
Mortgage Loan  Schedule,  and Qualified  Substitute  Mortgage  Loans held or deemed held as part of the Trust Fund  including,  without limitation,  (i) with respect to each  Cooperative  Loan, the related  Mortgage  Note,  Security  Agreement,  Assignment of Proprietary
Lease,  Cooperative Stock Certificate,  Cooperative Lease and Mortgage File and all rights appertaining  thereto, and (ii) with respect to each  Mortgage  Loan  other than a  Cooperative  Loan,  each  related  Mortgage  Note,  Mortgage  and  Mortgage  File and all rights appertaining thereto.

         Mortgage Note:  The originally  executed note or other evidence of  indebtedness  evidencing the  indebtedness  of a Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage Rate:  With respect to any Mortgage Loan, the interest rate borne by the related  Mortgage Note, or any  modification thereto other than a Servicing  Modification.  The Mortgage Rate on the adjustable  rate Mortgage Loans will adjust on each  Adjustment
Date to equal the sum (rounded to the nearest  multiple of  one-eighth of one percent  (0.125%) or up to the nearest  one-eighth of one percent,  which are indicated by a "U" on Exhibit G,  except in the case of the adjustable  rate Mortgage Loans  indicated by an "X" on
Exhibit G  or hereto  under the  heading  "NOTE  METHOD"),  of the  related  Index plus the Note  Margin,  in each case  subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Mortgaged  Property:  The  underlying  real property  securing a Mortgage  Loan, or with respect to a  Cooperative  Loan,  the related Cooperative Lease and Cooperative Stock.

         Mortgagor:  The obligor on a Mortgage Note.

         Neg Am Loan:  Any Mortgage Loan providing for negative amortization, as indicated in the Mortgage Loan Schedule.

         Net  Mortgage  Rate:  With  respect  to any  Mortgage  Loan as of any date of  determination,  a per annum  rate  equal to the
Mortgage  Rate for such  Mortgage  Loan as of such date  minus the sum of  (i) the  related  Servicing  Fee Rate and  (ii) the  related
Subservicing Fee Rate.

         Net Swap  Payment:  With respect to each  Distribution  Date, the net payment required to be made pursuant to the terms of the
Swap Agreement  by either the  Swap Counterparty  or the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest
Trust, which net payment shall not take into account any Swap Termination Payment.

         Net WAC Cap Rate:  With  respect to any  Distribution  Date,  a per annum rate (which will not be less than zero) equal to the excess of (i) the product of (a) the  weighted  average of the Net Mortgage Rates of the Mortgage Loans using the Net Mortgage Rates in effect for the  scheduled  payments  due on such  Mortgage  Loans  during the related Due Period,  and (b) a  fraction  expressed  as a percentage,  the numerator of which is 30 and the  denominator  of which is the actual number of days in the related  Interest  Accrual
Period,  over (ii) the  product of (a) a fraction  expressed as a percentage the numerator of which is the product of (x) the amount of any Net Swap Payments or Swap Termination  Payments not due to a Swap  Counterparty  Trigger Event owed to the Swap  Counterparty as of such  Distribution  Date and (y) 12, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of
such  Distribution  Date, and (b) a fraction  expressed as a percentage,  the numerator of which is 30 and the  denominator of which is the  actual  number of days in the  related  Interest  Accrual  Period.  For  federal  income  tax  purposes,  however,  the  foregoing is expressed as a per annum rate equal to the weighted average of the Uncertificated  REMIC I Pass-Through Rates on the REMIC I Regular
Interests, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest.

         Net WAC Cap Shortfall:  Any Class A Net WAC Cap Shortfall or Class M Net WAC Cap Shortfall.

         Net WAC Cap Shortfall  Carry-Forward  Amount:  Any Class A Net WAC Cap  Shortfall  Carry-Forward  Amount,  Class M Net WAC Cap
Shortfall Carry-Forward Amount.

         Non-Primary  Residence  Loans:  The Mortgage  Loans  designated as secured by second or vacation  residences,  or by non-owner occupied residences, on the Mortgage Loan Schedule.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any Advance  previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage  Loan) which,  in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related Late Collections,  Insurance
Proceeds,  Liquidation  Proceeds or REO  Proceeds.  To the extent  that any  Mortgagor  is not  obligated  under the  related  Mortgage documents to pay or reimburse any portion of any Advances that are  outstanding  with respect to the related  Mortgage Loan as a result of a modification  of such Mortgage Loan by the Master  Servicer,  which forgives  amounts which the Master Servicer or Subservicer had previously  advanced,  and the Master  Servicer  determines  that no other  source of payment or  reimbursement  for such  advances  is available to it, such Advances shall be deemed to be  Nonrecoverable  Advances.  The  determination  by the Master Servicer that it has made a Nonrecoverable  Advance shall be evidenced by an Officer's  Certificate  delivered to the Depositor,  the Trustee and the Master
Servicer setting forth such  determination,  which shall include any other  information or reports obtained by the Master Servicer such as  property  operating  statements,  rent  rolls,  property  inspection  reports  and  engineering  reports,  which may  support  such determinations.  Notwithstanding  the above,  the Trustee shall be entitled to rely upon any  determination by the Master Servicer that any Advance  previously made is a  Nonrecoverable  Advance or that any proposed  Advance,  if made,  would  constitute a Nonrecoverable
Advance.

         Nonsubserviced  Mortgage  Loan:  Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a  Subservicing
Agreement.

         Note Margin:  With respect to each  adjustable  rate Mortgage  Loan, the fixed  percentage  set forth in the related  Mortgage
Note and  indicated in  Exhibit G  hereto as the "NOTE  MARGIN,"  which  percentage  is added to the Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage  Note,  the Periodic  Cap, the Maximum  Mortgage Rate and the
Minimum Mortgage Rate) the interest rate to be borne by such adjustable rate Mortgage Loan until the next Adjustment Date.

         Notional Amount:  With respect to the Class SB  Certificates or the REMIC II Regular Interest SB-IO,  immediately prior to any
Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC I Regular Interests.

         Officer's  Certificate:  A certificate  signed by the Chairman of the Board, the President,  a Vice President,  Assistant Vice
President,  Director,  Managing  Director,  the  Treasurer,  the  Secretary,  an Assistant  Treasurer or an Assistant  Secretary of the
Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel:  A written opinion of counsel  acceptable to the Trustee and the Master  Servicer,  who may be counsel for the  Depositor  or the Master  Servicer,  provided  that any opinion of counsel  (i) referred  to in the  definition  of  "Disqualified
Organization"  or  (ii) relating  to the  qualification  of REMIC I or REMIC II as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

         Optional  Termination  Date:  Any  Distribution  Date on or after which the Stated  Principal  Balance (after giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

         Outstanding  Mortgage Loan:  With respect to the Due Date in any Due Period,  a Mortgage Loan (including an REO Property) that was not the subject of a Principal  Prepayment in Full,  Cash  Liquidation or REO  Disposition  and that was not purchased,  deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the  excess,  if any, of (a) the  aggregate  Stated
Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such  Distribution  Date over
(b) the aggregate  Certificate  Principal  Balance of the Class A and Class M  Certificates as of such date, before taking into account distributions of principal to be made on that Distribution Date.

         Overcollateralization Floor:  An amount equal to the product of 0.50% and the Cut-off Date Balance.

         Overcollateralization  Increase Amount:  With respect to any  Distribution  Date, an amount equal to the lesser of (i) the sum of (a) Excess Cash Flow for that  Distribution  Date available to make payments  pursuant to Section  4.02(c)(xi),  amounts received by the Trust on that  Distribution  Date  available  to make  payments  pursuant  to  Section  4.09(c)(ii)  and  amounts  received  by the
Supplemental  Interest Trust on that Distribution Date available to make payments pursuant to Section  4.10(c)(ii) and (ii) the excess, if any, of (x) the Required  Overcollateralization  Amount for that  Distribution  Date over (y) the  Overcollateralization  Amount for that Distribution Date.

         Overcollateralization  Reduction  Amount:  With respect to any  Distribution  Date for which the Excess  Overcollateralization
Amount is, or would be, after taking into account all other  distributions to be made on such Distribution  Date, greater than zero, an amount  equal to the  lesser  of  (i) the  Excess  Overcollateralization  Amount  for that  Distribution  Date and  (ii) the  Principal
Remittance Amount for such Distribution Date.

         Ownership  Interest:  With respect to any Certificate,  any ownership or security interest in such Certificate,  including any interest in such  Certificate as the Holder thereof and any other interest  therein,  whether direct or indirect,  legal or beneficial, as owner or as pledgee.

         Pass-Through  Rate: With respect to the Class A  Certificates  and each Interest Accrual Period, a per annum rate equal to the least of (i) LIBOR plus the related Class A Margin,  (ii) the  Maximum  Mortgage Loan Rate and (iii) the Net WAC Cap Rate. With respect to the Class M  Certificates  and each  Interest  Accrual  Period,  a per annum rate equal to the least of  (i) LIBOR  plus the related
Class M Margin, (ii) the Maximum Mortgage Loan Rate and (iii) the Net WAC Cap Rate.

         With respect to the Class SB  Certificates  or the REMIC II  Regular  Interest SB-IO, a per annum rate equal to the percentage equivalent  of a  fraction,  the  numerator  of which  is  (x) the  sum,  for each  REMIC I  Regular  Interest,  of the  excess  of the
Uncertificated  REMIC I  Pass-Through  Rate for such  REMIC I  Regular  Interest  over the Marker Rate,  applied to the  Uncertificated
Notional Amount and the denominator of which is (y) the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests.

         Paying Agent:  U.S. Bank National Association, or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:  With respect to any Class A and Class M  Certificate,  the undivided  percentage  ownership interest in the related  Class  evidenced by such  Certificate,  which  percentage  ownership  interest  shall be equal to the Initial  Certificate
Principal  Balance  thereof  divided by the aggregate  Initial  Certificate  Principal  Balance of all of the  Certificates of the same
Class. The Percentage Interest with respect to a Class SB Certificate or Class R Certificate shall be stated on the face thereof.

         Periodic  Cap:  With respect to each  adjustable  rate  Mortgage  Loan,  the periodic rate cap that limits the increase or the decrease of the related Mortgage Rate on any Adjustment Date pursuant to the terms of the related Mortgage Note.

         Permitted Investments:  One or more of the following:

                  (i)      obligations  of or  guaranteed  as to  principal  and  interest  by  the  United States  or  any  agency  or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii)     repurchase agreements on obligations specified in clause (i) maturing  not more than one month from the date of acquisition  thereof,  provided that the unsecured  obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                  (iii)    federal funds,  certificates of deposit,  demand  deposits,  time deposits and bankers'  acceptances  (which shall each have an original  maturity of not more than  90 days  and, in the case of bankers'  acceptances,  shall in no event have an original  maturity of more than 365 days or a remaining  maturity of more than 30 days)  denominated  in United States dollars of any U.S.  depository  institution  or trust company  incorporated  under the laws of the United States or any state thereof or of any domestic branch of a foreign  depository  institution or trust company;  provided that the debt  obligations of such  depository  institution or trust company at the date of acquisition  thereof have been rated by each Rating Agency in its highest short-term rating available;  and, provided further that, if the original maturity of such short-term  obligations of a domestic  branch of a foreign  depository  institution or trust company shall exceed  30 days,  the short-term  rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

                  (iv)     commercial paper and demand notes (having original  maturities of not more than 365 days) of any corporation incorporated  under the laws of the United  States or any state  thereof  which on the date of  acquisition  has been rated by each Rating Agency in its highest  short-term  rating  available;  provided that such commercial  paper and demand notes shall have a remaining maturity of not more than 30 days;

                  (v)      a money  market fund or a qualified  investment  fund rated by each Rating  Agency in its highest  long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

                  (vi)     other  obligations  or  securities  that are  acceptable  to each Rating  Agency as a  Permitted  Investment hereunder and will not reduce the rating  assigned to any Class of  Certificates  by such Rating Agency below the lower of the then-current  rating or the rating assigned to such  Certificates  as of the Closing Date by such Rating Agency,  as evidenced in writing;

provided,  however, that no instrument shall be a Permitted Investment if it represents,  either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest  payments  derived from obligations  underlying  such  instrument and the principal and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating available on  unsecured  long-term  debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating  available on unsecured  commercial  paper and short-term debt  obligations  shall mean the  following:  A-1 in the case of Standard & Poor's,  P-1 in the case of Moody's and F-1 in the case of
Fitch;  provided,  however,  that any Permitted  Investment that is a short-term  debt  obligation  rated A-1 by Standard & Poor's must satisfy the  following  additional  conditions:  (i) the  total  amount of debt from A-1 issuers must be limited to the  investment  of monthly  principal and interest  payments  (assuming fully  amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate  outstanding  Certificate  Principal  Balance of the Certificates and each investment must not mature  beyond 30 days;  (iii) the  terms of the debt must have a  predetermined  fixed dollar amount of principal due at maturity that cannot vary;  and (iv) if the  investments  may be liquidated  prior to their  maturity or are being relied on to meet a certain yield, interest  must be tied to a single  interest  rate index plus a single  fixed spread (if any) and must move  proportionately  with that index. Any Permitted Investment may be purchased by or through the Trustee or its Affiliates.

         Permitted  Transferee:  Any Transferee of a Class R Certificate,  other than a Disqualified  Organization or Non-United States
Person.

         Person:  Any  individual,  corporation,  limited  liability  company,  partnership,  joint venture,  association,  joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Pool Stated Principal  Balance:  With respect to any date of determination,  the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding  Mortgage Loan on the Due Date  immediately  preceding the Due Period preceding such date of determination.

         Prepayment  Assumption:  With  respect to the Class A and  Class M  Certificates,  the  prepayment  assumption  to be used for determining  the accrual of  original  issue  discount  and premium and market  discount on such  Certificates  for federal  income tax purposes,  which assumes a prepayment rate of 20% HEP with respect to the fixed-rate  first lien Mortgage  Loans,  30% HEP with respect to the fixed rate second lien mortgage loans and 100% PPV with respect to the adjustable-rate Mortgage Loans.

         Prepayment  Interest  Shortfall:  With  respect to any  Distribution  Date and any Mortgage  Loan (other than a Mortgage  Loan relating to an REO Property)  that was the subject of (a) a  Principal  Prepayment  in Full during the related  Prepayment  Period,  an amount  equal to the excess of one month's  interest at the related Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a
Modified  Mortgage  Loan) on the Stated  Principal  Balance of such Mortgage Loan over the amount of interest  (adjusted to the related
Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan)) paid by the Mortgagor for such  Prepayment
Period to the date of such Principal  Prepayment in Full or (b) a  Curtailment  during the prior calendar month, an amount equal to one month's  interest at the related Net  Mortgage  Rate (or Modified Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the amount of such Curtailment.

         Prepayment Period:  With respect to any Distribution Date, the calendar month preceding the month of distribution.

         Primary  Insurance  Policy:  Each primary  policy of mortgage  guaranty  insurance as indicated by a numeric code on Exhibit G with the exception of either code "23" or "96" under the column "MI CO CODE".

         Principal  Distribution  Amount:  With  respect to any  Distribution  Date,  the lesser of  (a) the  excess of (i) the  sum of
(x) the  Available  Distribution  Amount for such  Distribution  Date, plus any amounts received  pursuant to the Swap Agreement by the
Supplemental  Interest Trust and amounts received pursuant to the Yield Maintenance  Agreement by the Trust for the Distribution  Date,
over (ii) the Interest Distribution Amount and (b) the sum of:

                  (i)      the principal  portion of each Monthly  Payment  received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

                  (ii)     the Stated  Principal  Balance of any Mortgage Loan  repurchased  during the related  Prepayment  Period (or deemed to have been so repurchased in accordance with  Section 3.07(b))  pursuant to  Section 2.02,  2.03, 2.04, 4.07 or 4.08, the amount of any shortfall  deposited in the Custodial  Account in connection  with the  substitution  of a Deleted  Mortgage
         Loan  pursuant to  Section 2.03  or 2.04 during the related  Prepayment  Period and the Stated  Principal  Balance of Mortgage
         Loans purchased pursuant to Section 9.01 in connection with such Distribution Date, if applicable;

                  (iii)    the  principal  portion of all other  unscheduled  collections,  other than  Subsequent  Recoveries,  on the
         Mortgage Loans (including,  without limitation,  Principal Prepayments in Full, Curtailments,  Insurance Proceeds, Liquidation
         Proceeds and  REO Proceeds)  received  during the related  Prepayment  Period to the extent applied by the Master  Servicer as recoveries of principal of the Mortgage Loans pursuant to Section 3.14;

                  (iv)     the lesser of  (a) Subsequent  Recoveries for such  Distribution  Date and (b) the  principal portion of any
         Realized Losses allocated to any Class of Certificates on a prior Distribution Date and remaining unreimbursed;

                  (v)      the sum of (I) the  lesser  of  (a) Excess  Cash Flow for that  Distribution  Date (to the  extent  not used pursuant to  clause (iv) of  this definition on such  Distribution  Date) and (b) the principal portion of any Realized Losses incurred (or deemed to have been  incurred) on any Mortgage Loans in the calendar month  preceding such  Distribution  Date to the  extent  covered  by  Payments  under the Yield  Maintenance  Agreement  for that  Distribution  Date,  (II) the lesser of
         (a) payments  under  the  Yield  Maintenance  Agreement  for that  Distribution  Date (to the  extent  not  used  pursuant  to clause (iv) of  this definition on such  Distribution  Date) and (b) the principal portion of any Realized Losses incurred (or deemed to have been  incurred) on any Mortgage  Loans in the calendar month  preceding  such  Distribution  Date to the extent covered by payments  under the Yield  Maintenance  Agreement for that  Distribution  Date and (III) the lesser of (a) Net Swap
         Payments for that Distribution  Date (to the extent not used pursuant to  clause (iv) of  this definition on such Distribution
         Date) and (b) the  principal  portion of any Realized  Losses incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month preceding such  Distribution  Date to the extent covered by Net Swap Payments for that Distribution Date
         ; and

                  (vi)     the sum of (I) the lesser of (a) the Excess Cash Flow for such  Distribution Date (to the extent not used to
         cover  Realized  Losses  pursuant  to  clause (iv) and   (v) of  this  definition  on  such  Distribution  Date)  and  (b) the
         Overcollateralization  Increase Amount  (without giving effect to  Section 4.02(c)(xvii))  for such  Distribution  Date to the extent  covered  by  Excess  Cash  Flow for that  Distribution  Date,  (II) the  lesser of  (a) the  payments  under the Yield
         Maintenance   Agreement  for  such  Distribution  Date  (to  the  extent  not  used  to  cover  Realized  Losses  pursuant  to clause (iv) and (v) of this definition on such Distribution Date) and (b) the  Overcollateralization  Increase Amount (without giving  effect to  Section 4.02(c)(xvii)  and  Section  4.09(c)  (ii)) for such  Distribution  Date to the  extent  covered by payments under the Yield  Maintenance  Agreement for that  Distribution Date and (III) the lesser of (a) the Net Swap Payments for such  Distribution  Date (to the  extent  not used to cover  Realized  Losses  pursuant  to  clause (iv) and  (v) of  this definition  on  such  Distribution  Date)  and  (b) the  Overcollateralization  Increase  Amount  (without  giving  effect  to
         Section 4.02(c)(xvii),  Section  4.09(c)(ii)  and  Section  4.10(c)(ii)  ) for such  Distribution  Date to the extent  covered by Net Swap Payments for that Distribution Date;

         minus

                  (vii)    the amount of any Overcollateralization Reduction Amount for such Distribution Date;

                  (viii)   the amount of any Deferred  Interest paid out of principal  collections on the Mortgage Loans as part (other than Subsequent  Recoveries) of the Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5 and Class M-6 Interest
         Distribution Amounts, as applicable, for that Distribution Date;

                  (ix)     the amount of any Capitalization Reimbursement Amount for such Distribution Date; and

                  (x)      any Net Swap Payments or Swap Termination  Payments not due to a Swap Counterparty Trigger Event owed to the
         Swap Counterparty to the extent not previously paid from interest or principal collections on the Mortgage Loans.

provided,  however,  that the Principal  Distribution  Amount on any Distribution  Date shall not be less than zero or greater than the aggregate Certificate Principal Balance of the Class A and Class M Certificates.

         Principal  Prepayment:  Any payment of principal or other  recovery on a Mortgage  Loan,  including a recovery  that takes the form of Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months  subsequent to the month of prepayment.

         Principal  Prepayment in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire  principal  balance of a Mortgage
Loan.

         Principal  Remittance  Amount:  With respect to any  Distribution  Date, the sum of the amounts  described in  clauses (b)(i),
(b)(ii) and (b)(iii) of the definition of Principal Distribution Amount for that Distribution Date.

         Program  Guide:  The  Residential  Funding  Seller  Guide for mortgage  collateral  sellers that  participate  in  Residential
Funding's  standard  mortgage  programs,  and Residential  Funding's  Servicing  Guide and any other  subservicing  arrangements  which
Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

         Purchase  Price:  With  respect to any  Mortgage  Loan (or REO  Property)  required to be or  otherwise  purchased on any date pursuant to  Section 2.02,  2.03,  2.04, 4.07 or 4.08, an amount equal to the sum of (i) (a) if such Mortgage Loan (or REO Property) is being purchased  pursuant to Sections 2.02,  2.03, 2.04 or 4.07 of this Agreement,  100% of the Stated  Principal  Balance thereof plus the principal portion of any related  unreimbursed  Advances or (b) if such Mortgage Loan (or REO Property) is being purchased pursuant to Section 4.08 of this Agreement,  the greater of (1) 100% of the Stated Principal  Balance thereof plus the principal  portion of any related  unreimbursed  Advances on such  Mortgage  Loan (or REO  Property)  and (2) the fair market value  thereof  plus the  principal portion of any related  unreimbursed  Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage
Rate in the case of a Modified  Mortgage Loan) plus the rate per annum at which the Servicing Fee is calculated,  or (b) in the case of a purchase made by the Master  Servicer,  at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage
Loan), in each case on the Stated  Principal  Balance thereof to, but not including,  the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

         Qualified  Insurer:  A  mortgage  guaranty  insurance  company  duly  qualified  as such  under  the laws of the  state of its principal  place of business and each state having  jurisdiction  over such insurer in connection  with the insurance  policy issued by such insurer,  duly  authorized and licensed in such states to transact a mortgage  guaranty  insurance  business in such states and to write the insurance  provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved  mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally  recognized  statistical  rating  organization.  Any replacement  insurer  with  respect to a Mortgage  Loan must have at least as high a claims  paying  ability  rating as the  insurer it replaces had on the Closing Date.

         Qualified  Substitute  Mortgage  Loan: A Mortgage  Loan  substituted  by  Residential  Funding or the  Depositor for a Deleted
Mortgage  Loan which must,  on the date of such  substitution,  as  confirmed  in an  Officers'  Certificate  delivered to the Trustee,
(i) have an  outstanding  principal  balance,  after  deduction  of the  principal  portion of the monthly  payment due in the month of substitution  (or in the case of a substitution  of more than one Mortgage Loan for a Deleted  Mortgage Loan, an aggregate  outstanding principal  balance,  after such deduction),  not in excess of the Stated Principal  Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential  Funding,  in the Custodial  Account in the month of  substitution);  (ii) have a Mortgage
Rate and a Net  Mortgage  Rate no lower  than and not more than 1% per annum  higher  than the  Mortgage  Rate and Net  Mortgage  Rate, respectively,  of the  Deleted  Mortgage  Loan as of the  date  of  substitution;  (iii) have  a  Loan-to-Value  Ratio  at the  time of substitution  no higher than that of the  Deleted  Mortgage  Loan at the time of  substitution;  (iv) have  a remaining  term to stated
maturity  not  greater  than  (and  not more  than one year  less  than)  that of the  Deleted  Mortgage  Loan;  (v) comply  with  each representation  and warranty set forth in Sections  2.03 and 2.04 hereof and  Section 4 of the  Assignment  Agreement;  and (vi) in the
case of the  adjustable  rate Mortgage  Loans,  (w) have a Mortgage  Rate that adjusts with the same  frequency and based upon the same
Index as that of the  Deleted  Mortgage  Loan,  (x) have a Note  Margin not less than that of the  Deleted  Mortgage  Loan;  (y) have a
Periodic Rate Cap that is equal to that of the Deleted  Mortgage  Loan; and (z) have a next  Adjustment  Date no later than that of the
Deleted Mortgage Loan.

         Rating  Agency:  Moody's,  Standard & Poor's  and  Fitch.  If any agency or a  successor  is no longer in  existence,  "Rating
Agency" shall be such  statistical  credit rating agency,  or other  comparable  Person,  designated by the Depositor,  notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized  Loss:  With respect to each Mortgage Loan (or REO Property) as to which a Cash  Liquidation or REO  Disposition  has occurred,  an amount (not less than zero) equal to (i) the  Stated  Principal  Balance of the Mortgage Loan (or REO Property) as of the
date of Cash  Liquidation  or REO  Disposition,  plus  (ii) interest  (and REO Imputed  Interest,  if any) at the Net Mortgage Rate (or
Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) from the Due Date as to which  interest was last paid or advanced to  Certificateholders  up to the last day of the month in which the Cash  Liquidation  (or REO  Disposition)  occurred  on the  Stated
Principal  Balance of such  Mortgage  Loan (or REO  Property)  outstanding  during each Due Period that such  interest  was not paid or advanced to the extent,  with respect to Negative  Amortization  Loans,  such interest does not constitute  Deferred  Interest that has been added to the principal  balance of such Mortgage Loan, minus (iii) the  proceeds,  if any, received during the month in which such
Cash Liquidation (or REO Disposition)  occurred,  to the extent applied as recoveries of interest at the Net Mortgage Rate (or Modified
Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan) and to  principal  of the  Mortgage  Loan,  net of the  portion  thereof reimbursable to the Master Servicer or any Subservicer  with respect to related  Advances,  Servicing  Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement  thereunder but which have not been previously  reimbursed.  With respect to each Mortgage Loan which is the subject of a Servicing  Modification,  (a) (1) the amount by which the interest portion of a
Monthly  Payment or the  principal  balance of such  Mortgage  Loan was  reduced or (2) the sum of any other  amounts  owing  under the
Mortgage  Loan  that  were  forgiven  and that  constitute  Servicing  Advances  that are  reimbursable  to the  Master  Servicer  or a
Subservicer,  and (b) any  such  amount  with  respect to a Monthly  Payment  that was or would have been due in the month  immediately following the month in which a Principal  Prepayment or the Purchase  Price of such Mortgage Loan is received or is deemed to have been received.  With  respect to each  Mortgage  Loan which has become the  subject of a Deficient  Valuation,  the  difference  between the principal  balance of the Mortgage Loan  outstanding  immediately  prior to such Deficient  Valuation and the principal  balance of the
Mortgage Loan as reduced by the Deficient  Valuation.  With respect to each Mortgage Loan which has become the object of a Debt Service
Reduction,  the amount of such Debt Service  Reduction.  Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service
Reduction  shall be deemed a Realized  Loss  hereunder  so long as the Master  Servicer  has  notified  the Trustee in writing that the
Master  Servicer is  diligently  pursuing any remedies  that may exist in  connection  with the  representations  and  warranties  made regarding the related  Mortgage Loan and either (A) the related  Mortgage Loan is not in default with regard to payments due thereunder or  (B) delinquent  payments of principal  and interest  under the related  Mortgage  Loan and any premiums on any  applicable  primary hazard  insurance  policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the
Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

         To the extent the Master  Servicer  receives  Subsequent  Recoveries  with  respect to any  Mortgage  Loan,  the amount of the
Realized Loss with respect to that Mortgage Loan will be reduced to the extent such  recoveries  are applied to reduce the  Certificate
Principal Balance of any Class of Certificates on any Distribution Date.

         Realized Losses  allocated to the Class SB  Certificates  shall be allocated first to the REMIC II  Regular  Interest SB-IO in reduction of the accrued but unpaid  interest  thereon until such accrued and unpaid  interest shall have been reduced to zero and then to the REMIC II Regular Interest SB-PO in reduction of the Principal Balance thereof.

         Record  Date:  With  respect to each  Distribution  Date and the  Class A  Certificates  and  Class M  Certificates  which are
Book-Entry Certificates, the close of business on the Business Day prior to such Distribution Date.

         With respect to each Distribution Date and the Certificates  (other than the Class A and Class M  Certificates),  the close of business on the last Business Day of the month next preceding the month in which the related  Distribution  Date occurs,  except in the case of the first Record Date, which shall be the Closing Date.

         Reference Bank Rate:  As defined in Section 1.02.

         Regular Interest:  Any one of the regular interests in the Trust Fund.

         Regulation AB: Subpart  229.1100 - Asset Backed  Securities  (Regulation  AB), 17 C.F.R.ss.ss.229.1100-229.1123,  as such may be amended  from time to time,  and subject to such  clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans  resulting  from the Relief Act or similar  legislation or regulations.

         REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC  Administrator:  Residential Funding Company,  LLC. If Residential Funding Company, LLC is found by a court of competent jurisdiction  to no longer be able to fulfill its  obligations  as REMIC  Administrator  under this  Agreement  the Master  Servicer or
Trustee  acting as successor  master  servicer  shall  appoint a successor  REMIC  Administrator,  subject to  assumption  of the REMIC
Administrator obligations under this Agreement.

         REMIC I:  The  segregated  pool of assets subject  hereto  (exclusive of the Yield  Maintenance  Agreement,  the  Supplemental
Interest Trust Account and the Swap Agreement and any payments thereunder,  which are not assets of any REMIC),  constituting a portion of the primary trust created hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting  of:  (i) the  Mortgage  Loans and the  related  Mortgage  Files;  (ii) all  payments on and  collections  in respect of the
Mortgage  Loans due after the Cut-off  Date (other than Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the Custodial Account or in the Certificate  Account and identified as belonging to the Trust Fund;  (iii) property  which secured a
Mortgage Loan and which has been acquired for the benefit of the  Certificateholders  by  foreclosure  or deed in lieu of  foreclosure;
(iv) the hazard insurance  policies and Primary  Insurance  Policies  pertaining to the Mortgage Loans, if any; and (v) all proceeds of clauses (i) through (iv) above.

         REMIC I Regular Interest:  Any of the separate  non-certificated  beneficial  ownership  interests in REMIC I issued hereunder and designated as a "regular  interest" in REMIC I.  Each REMIC I Regular Interest shall accrue interest at the related  Uncertificated
REMIC I  Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions  hereof,  in an  aggregate  amount equal to its initial  Uncertificated  Principal  Balance as set forth in the  Preliminary
Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC I  Interest  Loss  Allocation  Amount:  With respect to any  Distribution  Date,  an amount equal to (a) the  product of
(i) the  aggregate  Uncertificated  Principal  Balance of the REMIC I Regular  Interests then  outstanding and (ii) the  Uncertificated
Pass-Through Rate for REMIC I Regular Interest AA minus the Marker Rate, divided by (b) 12.

         REMIC I  Overcollateralized  Amount:  With  respect  to any date of  determination,  (i) 1%  of the  aggregate  Uncertificated
Principal Balances of the REMIC I Regular Interests minus (ii) the aggregate  Uncertificated  Principal Balances of the REMIC I Regular
Interests (other than REMIC I Regular Interests AA and ZZ), in each case as of such date of determination.

         REMIC I  Principal Loss Allocation  Amount:  With respect to any Distribution  Date, an amount equal to the product of (i) the aggregate  Stated Principal  Balance of the Mortgage Loans then outstanding and (ii) 1 minus a fraction,  the numerator of which is two times the sum of the  Uncertificated  Principal  Balances of REMIC I  Regular  Interests A-1, A-2, A-3, M-1, M-2, M-3, M-4, M-5 and M-6
and the  denominator of which is the sum of the  Uncertificated  Principal  Balances of A-1, A-2, A-3, M-1, M-2, M-3, M-4, M-5, M-6 and
ZZ.

         REMIC I  Regular  Interest  AA: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an  initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  A-1: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  A-2: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  A-3: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-1: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-2: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-3: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-4: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-5: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  M-6: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  ZZ: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an  initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I  Regular  Interest  ZZ Maximum  Interest  Deferral  Amount:  With  respect  to any  Distribution  Date,  the excess of
(i) Uncertificated  Accrued  Interest  calculated  with  the  REMIC I  Regular  Interest  ZZ  Uncertificated  Pass-Through  Rate and an
Uncertificated  Principal Balance equal to the excess of (x) the  Uncertificated  Principal Balance of REMIC I Regular Interest ZZ over
(y) the  REMIC I  Overcollateralized  Amount,  in each case for such  Distribution  Date, over (ii) the sum of  Uncertificated  Accrued
Interest on REMIC I  Regular  Interest A-1 through REMIC I  Regular  Interest M-6, with the rate on each such REMIC I Regular  Interest subject to a cap equal to the Pass-Through Rate for the corresponding Class for the purpose of this calculation.

         REMIC II:  The segregated pool of assets described in the Preliminary Statement.

         REMIC II  Regular  Interest:  Any  "regular  interest"  issued by REMIC II  the  ownership  of which is evidenced by a Class A
Certificate, Class M Certificate or the Class SB Certificate.

         REMIC II Regular  Interest SB-IO: A separate  non-certificated  regular interest of REMIC II  designated as a REMIC II Regular
Interest.  REMIC II  Regular  Interest SB-IO shall have no entitlement to principal and shall be entitled to  distributions of interest subject to the terms and  conditions  hereof,  in an  aggregate  amount  equal to interest  distributable  with respect to the Class SB
Certificates pursuant to the terms and conditions hereof.

         REMIC II Regular  Interest SB-PO: A separate  non-certificated  regular interest of REMIC II  designated as a REMIC II Regular
Interest.  REMIC II  Regular  Interest SB-PO shall have no entitlement to interest and shall be entitled to  distributions of principal subject to the terms and  conditions  hereof,  in an aggregate  amount equal to  principal  distributable  with respect to the Class SB
Certificates pursuant to the terms and conditions hereof.

         REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate  mortgage  investment  conduits,  which appear at Sections  860A  through  860G of  Subchapter M of Chapter 1 of the Code,  and related  provisions,  and  temporary  and final regulations  (or, to the extent not  inconsistent  with such  temporary  or final  regulations,  proposed  regulations)  and  published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REMIC Regular Interests:  the REMIC I Regular Interests and REMIC II Regular Interests.

         REO  Acquisition:  The acquisition by the Master  Servicer on behalf of the Trustee for the benefit of the  Certificateholders of any REO Property pursuant to Section 3.14.

         REO  Disposition:  With  respect  to any  REO  Property,  a  determination  by  the  Master  Servicer  that  it  has  received substantially all Insurance Proceeds,  Liquidation  Proceeds,  REO Proceeds and other payments and recoveries  (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO Imputed  Interest:  With respect to any REO Property,  for any period,  an amount  equivalent to interest (at a rate equal to the sum of the Net  Mortgage  Rate that would have been  applicable  to the related  Mortgage  Loan had it been  outstanding  net of amounts  that  would have been  Deferred  Interest,  if any) on the unpaid  principal  balance of the  Mortgage  Loan as of the date of acquisition thereof for such period.

         REO Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property (including,  without limitation,  proceeds from the rental of the related  Mortgaged  Property or with respect to a Cooperative  Loan, the related  Cooperative  Apartment)  which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

         REO  Property:  A  Mortgaged  Property  acquired  by the Master  Servicer,  on behalf of the Trust Fund for the benefit of the
Certificateholders  pursuant to  Section 3.14,  through  foreclosure  or deed in lieu of  foreclosure  in  connection  with a defaulted
Mortgage Loan.

         Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction,  (ii) has been subject to a term  extension or (iii) has  had amounts  owing on such  Mortgage  Loan  capitalized  by adding such amount to the Stated
Principal Balance of such Mortgage Loan;  provided,  however,  that a Mortgage Loan modified in accordance with  clause (i) above for a temporary  period shall not be a  Reportable  Modified  Mortgage  Loan if such  Mortgage  Loan has not been  delinquent  in payments of principal  and  interest for six months since the date of such  modification  if that  interest  rate  reduction is not made  permanent thereafter.

         Repurchase Event:  As defined in the Assignment Agreement.

         Request for Release:  A request for release,  the form of which is attached as Exhibit H hereto,  or an electronic  request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

         Required  Overcollateralization  Amount:  With respect to any Distribution Date, (a) if such Distribution Date is prior to the
Stepdown  Date,  the sum of 1.75% of the  aggregate  Cut-off Date  Principal  Balance of the mortgage  loans and an amount by which the
Certificate  Principal  Balances of the Class M-6  Certificates  have been  reduced by any payments  from Excess Cash Flow  pursuant to
Section  4.02(c)(xvii),  on any prior Distribution Dates, or (b) if such Distribution Date is on or after the Stepdown Date, the lesser of (i) the sum of (1) 1.75% of the  aggregate  Cut-off Date  Principal  Balance of the  mortgage  loans and (2) the amount by which the
Certificate  Principal  Balances of the Class M-6  Certificates  have been  reduced by any payments  from Excess Cash Flow  pursuant to
Section  4.02(c)(xvii),  on any  prior  Distribution  Dates and (ii) the  greater  of (1) the  excess of (x) 5.50% of the then  current aggregate  outstanding  Principal  Balance of the mortgage loans after giving effect to distributions  to be made on that  Distribution
Date over (y) the  aggregate  Class  Certificate  Balance  of the  Class  M-6  Certificates  and (2) the  Overcollateralization  Floor.
Notwithstanding the foregoing, if a Trigger Event is in effect, the Required  Overcollateralization  Amount shall be an amount equal to the Required  Overcollateralization  Amount for the immediately  preceding  Distribution  Date plus any amount by which the Certificate
Principal  Balances  of the Class  M-6  Certificates  have been  reduced  by any  payments  of Excess  Cash Flow  pursuant  to  Section
4.02(c)(xvii) for the prior Distribution Date.

         Residential  Funding:  Residential  Funding Company,  LLC, a Delaware limited liability company,  in its capacity as seller of the Mortgage Loans to the Depositor and not in its capacity as Master Servicer, and any successor thereto.

         Responsible  Officer:  When used with respect to the Trustee,  any officer of the Corporate  Trust  Department of the Trustee, including any Senior Vice President,  any Vice President,  any Assistant Vice President,  any Assistant Secretary, any Trust Officer or
Assistant Trust Officer,  or any other officer of the Trustee,  in each case with direct  responsibility for the administration of this
Agreement.

         RFC Exemption:  As defined in Section 5.02(e)(ii).

         Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

         Securitization  Transaction:  Any  transaction  involving a sale or other transfer of mortgage loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

         Security  Agreement:  With  respect  to a  Cooperative  Loan,  the  agreement  creating a  security  interest  in favor of the originator in the related Cooperative Stock.

         Senior  Enhancement  Percentage:  For any  Distribution  Date,  the  percentage  obtained by  dividing  (x) the sum of (i) the aggregate  Certificate Principal Balance of the Class M Certificates and (ii) the  Overcollateralization  Amount, in each case prior to the distribution of the Principal  Distribution  Amount on such Distribution Date, by (y) the aggregate Stated Principal Balance of the
Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses  incurred in connection with a default,  delinquency  or other  unanticipated  event by the Master  Servicer or a Subservicer  in the  performance  of its servicing obligations,  including, but not limited to, the cost of (i) the preservation,  restoration and protection of a Mortgaged Property (or, with respect to a Cooperative  Loan,  the related  Cooperative  Apartment),  (ii) any  enforcement or judicial  proceedings,  including foreclosures,  including any expenses  incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS  System,  (iii) the  management  and  liquidation  of any REO  Property,  (iv) any  mitigation  procedures  implemented  in accordance with Section 3.07 and (v) compliance with the obligations under Sections 3.01, 3.08, 3.11,  3.12(a) and 3.14, including,  if the Master  Servicer or any Affiliate of the Master  Servicer  provides  services such as  appraisals  and brokerage  services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

         Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of Regulation  AB, as such may be amended from time to time.

         Servicing  Fee: With respect to any Mortgage Loan and  Distribution  Date, the fee payable  monthly to the Master  Servicer in respect of master  servicing  compensation  that accrues at an annual rate equal to the  Servicing  Fee Rate  multiplied  by the Stated
Principal  Balance of such  Mortgage  Loan as of the  related  Due Date in the  related  Due  Period,  as may be  adjusted  pursuant to
Section 3.16(e).

         Servicing  Fee Rate:  With respect to any Mortgage  Loan,  the per annum rate  designated on the Mortgage Loan Schedule as the
"MSTR SERV FEE" as may be adjusted with respect to successor Master  Servicers as provided in  Section 7.02,  which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

         Servicing  Modification:  Any  reduction of the  interest  rate on or the Stated  Principal  Balance of a Mortgage  Loan,  any
extension of the final  maturity  date of a Mortgage  Loan,  and any  increase to the Stated  Principal  Balance of a Mortgage  Loan by
adding to the Stated  Principal  Balance  unpaid  principal and interest and other amounts owing under the Mortgage  Loan, in each case pursuant to a modification  of a Mortgage Loan that is in default,  or for which,  in the judgment of the Master  Servicer,  default is reasonably foreseeable in accordance with Section 3.07(a).

         Servicing  Officer:  Any officer of the Master Servicer involved in, or responsible for, the  administration  and servicing of the Mortgage Loans whose name and specimen  signature  appear on a list of servicing  officers  furnished to the Trustee on the Closing
Date by the Master Servicer, as such list may from time to time be amended.

         Sixty-Plus Delinquency  Percentage:  With respect to any Distribution Date the fraction,  expressed as a percentage,  equal to
(x) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans that are 60 or more days  delinquent  in payment of principal and interest for that  Distribution  Date,  including  Mortgage Loans in foreclosure  and REO  Properties,  over (y) the  aggregate  Stated
Principal Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

         Standard & Poor's:  Standard & Poor's Rating  Services,  a division of The  McGraw-Hill  Companies,  Inc. or its successors in interest.

         Startup Date:  The day designated as such pursuant to Article X hereof.

         Stated  Principal  Balance:  With  respect to any Mortgage  Loan or related REO  Property,  at any given time,  (i) the sum of
(a) the Cut-off Date Principal  Balance of the Mortgage Loan,  (b) any Deferred Interest added to the principal balance of the Mortgage
Loan pursuant to the terms of the Mortgage  Note,  (c) any amount by which the Stated  Principal  Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification,  minus  (ii) the sum of (a) the  principal  portion of the Monthly  Payments due with respect to such  Mortgage  Loan or REO Property  during each Due Period  commencing  on the first Due Period after the Cut-Off Date and ending with the Due Period  related to the most recent  Distribution  Date which were  received or with respect to which an Advance was made, and (b) all Principal  Prepayments with respect to such Mortgage Loan or REO Property,  and all Insurance  Proceeds,  Liquidation
Proceeds and REO Proceeds,  to the extent  applied by the Master  Servicer as recoveries of principal in accordance  with  Section 3.14 with respect to such  Mortgage  Loan or REO  Property,  in each case which were  distributed  pursuant to  Section 4.02  or 4.03 on any previous  Distribution  Date,  and (c) any  Realized Loss incurred with respect to such Mortgage Loan  allocated to  Certificateholders with respect thereto for any previous Distribution Date.

         Stepdown Date The earlier to occur of (i) the Distribution  date after which the Certificate  Principal Balance of the Class A
Certificates  has been reduced to zero,  and (ii) the later to occur of (a) the  distribution  Date  occurring in December 2009 and (b)
the first  Distribution  Date on which the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the end of the related due period is less than one-half of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

         Subordination:  The provisions described in Section 4.05 relating to the allocation of Realized Losses.

         Subordination  Percentage:  With respect to the Class A  Certificates,  74.70%;  with respect to the  Class M-1  Certificates,
82.80%; with respect to the Class M-2  Certificates,  89.20%; with respect to the Class M-3  Certificates,  91.80%; with respect to the
Class M-4  Certificates,  93.10%;  with respect to the Class M-5  Certificates,  94.50% and with respect to the Class M-6 Certificates,
96.50%.

         Subsequent  Recoveries:  As of any  Distribution  Date,  amounts  received by the Master Servicer (net of any related expenses permitted to be  reimbursed  pursuant to  Section 3.10)  or surplus  amounts held by the Master  Servicer to cover  estimated  expenses
(including,  but not limited to,  recoveries in respect of the  representations  and warranties  made by the related Seller pursuant to the applicable  Seller's Agreement and assigned to the Trustee pursuant to Section 2.04)  specifically  related to a Mortgage Loan that was the subject of a Cash  Liquidation or an REO  Disposition  prior to the related  Prepayment  Period and that resulted in a Realized
Loss.

         Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

         Subservicer:  Any Person with whom the Master Servicer has entered into a Subservicing  Agreement and who generally  satisfied the  requirements  set forth in the Program Guide in respect of the  qualification of a Subservicer as of the date of its approval as a
Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a Mortgage  Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written  contract  between the Master  Servicer and any  Subservicer  relating to servicing  and administration  of certain Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

         Subservicing  Fee: With respect to any Mortgage Loan, the fee payable monthly to the related  Subservicer  (or, in the case of a Nonsubserviced  Mortgage Loan, to the Master Servicer) in respect of subservicing  and other  compensation  that accrues with respect to each  Distribution  Date at an annual rate equal to the  Subservicing  Fee Rate multiplied by the Stated  Principal  Balance of such
Mortgage Loan as of the related Due Date in the related Due Period.

         Subservicing Fee Rate:  The per annum rate designated on the Mortgage Loan Schedule as the "SUBSERV FEE".

         Supplemental  Interest Trust Account:  The separate trust account  created and maintained by the  Supplemental  Interest Trust
Trustee pursuant to Section 4.10(a).

         Supplemental  Interest Trust:  The separate trust created and maintained by the  Supplemental  Interest Trust Trustee pursuant to Section 4.10(a).  The primary activities of the Supplemental Interest Trust shall be:

(i)      holding the Swap Agreement;

(ii)     receiving collections or making payments with respect to the Swap Agreement; and

(iii)    engaging in other activities that are necessary or incidental to accomplish these limited  purposes,  which activities  cannot be  contrary  to the  status  of the  Supplemental  Interest  Trust as a  qualified  special  purpose  entity  under  existing accounting literature.

         Supplemental Interest Trust Trustee: as defined in the preamble hereto.

         Swap Agreement:  The interest rate swap agreement between the  Swap Counterparty  and the Supplemental Interest Trust Trustee,
on behalf of the  Supplemental  Interest Trust,  which agreement  provides for Net Swap  Payments and  Swap Termination  Payments to be
paid, as provided  therein,  together with any schedules,  confirmations  or other  agreements  relating  thereto,  attached  hereto as
Exhibit U.

         Swap Agreement  Notional  Balance:  As to the  Swap Agreement  and each  Floating  Rate Payer  Payment Date (as defined in the
Swap Agreement),  the  lesser of (i) the  aggregate  Certificate  Principal  Balance  of the Class A and Class M  Certificates  on that
Distribution Date or (ii) the amount set forth below:

   DISTRIBUTION DATE        NOTIONAL BALANCE
      12/25/2006              303,913,000.00
       1/25/2007              275,565,963.31
       2/25/2007              259,812,411.05
       3/25/2007              237,185,149.82
       4/25/2007              192,098,377.20
       5/25/2007              181,768,323.82
       6/25/2007              173,467,323.80
       7/25/2007              165,430,040.74
       8/25/2007              156,880,139.09
       9/25/2007              143,206,368.03
      10/25/2007              129,121,183.55
      11/25/2007              122,282,466.53
      12/25/2007              114,225,501.34
       1/25/2008              108,373,691.28
       2/25/2008              103,012,715.28
       3/25/2008               95,245,238.28
       4/25/2008               74,536,097.60
       5/25/2008               69,941,073.59
       6/25/2008               61,466,334.32
       7/25/2008               55,979,044.95
       8/25/2008               53,229,354.05
       9/25/2008               50,594,102.24
      10/25/2008               48,097,339.33
      11/25/2008               45,953,847.51
      12/25/2008               43,597,305.49
       1/25/2009               41,663,155.11
       2/25/2009               39,748,845.34
       3/25/2009               37,828,544.01
       4/25/2009               36,065,276.08
       5/25/2009               34,072,189.28
       6/25/2009               32,446,618.96
       7/25/2009               30,993,998.95
       8/25/2009               29,445,579.22
       9/25/2009               28,123,162.94
      10/25/2009               26,851,449.62
      11/25/2009               25,625,224.95
      12/25/2009               24,442,759.53
       1/25/2010               24,442,759.53
       2/25/2010               24,442,759.53
       3/25/2010               24,442,759.53
       4/25/2010               24,442,759.53
       5/25/2010               24,442,759.53
       6/25/2010               24,442,759.53
       7/25/2010               24,203,225.52
       8/25/2010               23,251,966.81
       9/25/2010               22,369,873.86
      10/25/2010               21,406,035.96
      11/25/2010               20,545,085.59
      12/25/2010               19,676,630.48
       1/25/2011               18,949,789.58
       2/25/2011               18,249,979.17
       3/25/2011               17,579,174.74
       4/25/2011               16,883,039.93
       5/25/2011               16,242,061.59
       6/25/2011               15,616,503.05
       7/25/2011               15,028,466.90
       8/25/2011               14,446,632.60
       9/25/2011               13,911,281.42
      10/25/2011               13,393,672.20
      11/25/2011               12,893,209.67

         Swap Counterparty:  The  swap  counterparty  under  the  Swap Agreement  either  (a) entitled  to  receive  payments  from the
Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust from amounts payable by the Supplemental  Interest
Trust  Trustee,  on behalf  of the  Supplemental  Interest  Trust,  under  this  Agreement  or  (b) required  to make  payments  to the
Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust,  for payments to the Supplemental  Interest Trust
Trustee, on behalf of the Supplemental  Interest Trust, in either case pursuant to the terms of the  Swap Agreement,  and any successor in interest or assign.  Initially, the Swap Counterparty shall be HSBC Bank USA, National Association.

         Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

         Swap Counterparty  Trigger Event: With respect to any Distribution  Date,  (i) an "Event of Default" under the  Swap Agreement with respect to which the  Swap Counterparty  is a Defaulting Party,  (ii) a  "Termination Event" under the Swap Agreement with respect to which the  Swap Counterparty  is the sole Affected Party, or (iii) an  "Additional  Termination Event" under the Swap Agreement with respect to which the Swap Counterparty is the sole Affected Party.

         Swap Termination  Payment:  Upon the designation of an "Early Termination Date" as defined in the Swap Agreement,  the payment to be made by the  Supplemental  Interest  Trust Trustee on behalf of the  Supplemental  Interest Trust to the  Swap Counterparty  from payments from the Supplemental  Interest Trust, or by the  Swap Counterparty  to the Supplemental  Interest Trust Trustee, on behalf of the  Supplemental  Interest  Trust for  payment  to the  Supplemental  Interest  Trust,  as  applicable,  pursuant  to the terms of the
Swap Agreement.

         Tax Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,  U.S.  Real Estate  Mortgage  Investment
Conduit Income Tax Return,  including Schedule Q thereto,  Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net
Loss  Allocation,  or any  successor  forms,  to be filed on behalf of any REMIC due to its  classification  as a REMIC under the REMIC
Provisions,  together  with  any  and  all  other  information,  reports  or  returns  that  may be  required  to be  furnished  to the
Certificateholders  or filed with the  Internal  Revenue  Service  or any other  governmental  taxing  authority  under any  applicable provisions of federal, state or local tax laws.

         Telerate Screen Page 3750:  As defined in Section 1.02.

         Transfer:  Any direct or  indirect  transfer,  sale,  pledge,  hypothecation  or other  form of  assignment  of any  Ownership
Interest in a Certificate.

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trigger  Event:  A Trigger  Event is in effect  with  respect  to any  Distribution  Date if either  (i) with  respect  to any
Distribution Date the three-month  average of the related Sixty-Plus  Delinquency  Percentage,  as determined on that distribution date and the  immediately  preceding two  Distribution  Dates,  equals or exceeds  39.00% of the Senior  Enhancement  Percentage or (ii) the
aggregate  amount of  Realized  Losses on the  mortgage  loans as a  percentage  of the  Cut-off  Date  Principal  Balance  exceeds the applicable amount set forth below:

    December 2008 to November 2009......       0.85%  with  respect to  December  2008,  plus an  additional
                                               1/12th of 1.30% for each month thereafter.
    December 2009 to November 2010......       2.15%  with  respect to  December  2009,  plus an  additional
                                               1/12th of 1.20% for each month thereafter.
    December 2010 to November 2011......       3.35%  with  respect to  December  2010,  plus an  additional
                                               1/12th of 0.65% for each month thereafter.
    December 2011 to November 2012......       4.00%  with  respect to  December  2011,  plus an  additional
                                               1/12th of 0.25% for each month thereafter.
    December 2012 and thereafter........       4.25%

         Transaction Party:  As defined in Section 12.02(a).

         Trustee Information:  As defined in Section 12.05(a)(i)(A).

         Trust Fund:  The segregated  pool of assets subject  hereto,  consisting of: (i) the  Mortgage Loans and the related  Mortgage
Files;  (ii) all  payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly  Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial  Account or in the Certificate  Account and identified as belonging  to the Trust  Fund;  (iii) property  which  secured a  Mortgage  Loan and which has been  acquired  for the  benefit  of the
Certificateholders  by foreclosure or deed in lieu of foreclosure;  (iv) the hazard insurance  policies and Primary Insurance  Policies pertaining to the Mortgage Loans, if any;  (v) rights under the Yield Maintenance  Agreement and any payments  thereunder;  (vi) rights under the Swap Agreement and the Supplemental Interest Trust Account; and (vii) all proceeds of clauses (i) through (vi) above.

         Uncertificated  Accrued  Interest:  With  respect to any REMIC I  Regular  Interest  for any  Distribution  Date,  one month's interest at the related  Uncertificated  REMIC I Pass-Through Rate for such Distribution Date, accrued on its Uncertificated  Principal
Balance  immediately prior to such Distribution  Date.  Uncertificated  Accrued Interest for the REMIC I Regular Interests shall accrue on the basis of a 360-day year  consisting of twelve 30-day months.  For purposes of calculating the amount of  Uncertificated  Accrued
Interest for the REMIC I Regular  Interests for any  Distribution  Date, any Prepayment  Interest  Shortfalls and Relief Act Shortfalls
(to the extent not covered by  Compensating  Interest)  relating to the  Mortgage  Loans for any  Distribution  Date shall be allocated first, to  Uncertificated  Accrued  Interest  payable to REMIC I Regular Interest AA and REMIC I Regular Interest ZZ up to an aggregate amount equal to the REMIC I  Interest Loss  Allocation  Amount,  98% and 2%,  respectively,  and  thereafter  any remaining  Prepayment
Interest  Shortfalls  (to the  extent not  covered by  Eligible  Master  Servicing  Compensation)  for any  Distribution  Date shall be allocated among REMIC I Regular  Interest AA, REMIC I Regular  Interest A-1,  REMIC I Regular  Interest A-2,  REMIC I Regular  Interest
A-3,  REMIC I Regular  Interest M-1,  REMIC I Regular Interest M-2, REMIC I Regular Interest M-3, REMIC I Regular Interest M-1, REMIC I
Regular  Interest M-4,  REMIC I Regular  Interest M-5, REMIC I Regular Interest M-6 and REMIC I Regular Interest ZZ, pro rata based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence.

         Uncertificated  Notional Amount:  With respect to the REMIC II  Regular Interest SB-IO component of the Class SB  Certificates and any  Distribution  Date, an amount equal to the aggregate  Uncertificated  Principal  Balance of the REMIC I Regular  Interests for
such Distribution Date.

         Uncertificated  Principal  Balance:  As of the Closing Date,  the  Uncertificated  Principal  Balance of each REMIC I  Regular
Interest shall equal the amount set forth in the Preliminary  Statement  hereto as its initial  Uncertificated  Principal  Balance.  On each  Distribution  Date, the  Uncertificated  Principal Balance of each REMIC I Regular Interest shall be reduced by all distributions of principal deemed made on such REMIC Regular Interest on such  Distribution  Date pursuant to Section 4.02  and, if and to the extent necessary and appropriate,  shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.05,  and the
Uncertificated  Principal  Balance of REMIC I Regular Interest ZZ shall be increased by the related  interest  deferrals as provided in
Section 4.02.  The  Uncertificated  Principal  Balance of each REMIC I Regular  Interest shall never be less than zero. With respect to the  REMIC II  Regular  Interest  SB-PO an initial  amount  equal to the amount set forth in the  Preliminary  Statement  hereto as its initial  Uncertificated  Principal Balance.  On each Distribution  Date, the Uncertificated  Principal Balance of each REMIC II Regular
Interest  shall be reduced by all  distributions  of principal  deemed made on such REMIC Regular  Interest on such  Distribution  Date pursuant to Section 4.02  and, if and to the extent necessary and appropriate,  shall be further reduced on such  Distribution  Date by
Realized Losses as provided in Section 4.05.

         Uncertificated  REMIC I  Pass-Through  Rate:  With respect to any  Distribution  Date, a per annum  rate equal to the weighted average of the Net Mortgage  Rates of the Mortgage  Loans in effect for the  scheduled  Monthly  Payments  due on such  Mortgage  Loans during the related Due Period.

         Uniform Single  Attestation  Program for Mortgage Bankers:  The Uniform Single  Attestation  Program for Mortgage Bankers,  as
published by the Mortgage  Bankers  Association of America and effective with respect to fiscal periods ending on or after December 15,
1995.

         Uninsured  Cause:  Any cause of damage to property  subject to a Mortgage such that the complete  restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States Person:  A citizen or resident of the United States,  a corporation,  partnership or other entity  (treated as a corporation  or partnership  for United States  federal income tax purposes)  created or organized in, or under the laws of, the United
States,  any state  thereof,  or the  District of Columbia  (except in the case of a  partnership,  to the extent  provided in Treasury regulations)  provided that, for purposes solely of the restrictions on the transfer of Class R  Certificates,  no partnership or other entity  treated as a partnership  for United States  federal  income tax purposes shall be treated as a United States Person unless all persons that own an interest in such  partnership  either  directly or through any entity that is not a  corporation  for United States federal  income tax purposes are required by the  applicable  operative  agreement to be United  States  Persons,  or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

         VA:  The Veterans Administration, or its successor.

         Voting Rights:  The portion of the voting rights of all of the Certificates  which is allocated to any Certificate.  98.00% of all of the Voting Rights shall be allocated  among  Holders of the Class A and Class M  Certificates  in proportion to the  outstanding
Certificate  Principal Balances of their respective  Certificates;  1% of all of the Voting Rights shall be allocated among the Holders of the Class SB  Certificates;  0.50% and 0.50%, of all of the Voting Rights shall be allocated to each of the Holders of the Class R-I and Class R-II Certificates,  respectively;  in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

         Yield  Maintenance  Agreement:  The  yield  maintenance  agreement,  effective  as of  December  8,  2006,  between  the Yield
Maintenance  Agreement Provider and the Trustee,  on behalf of the Trust,  which agreement provides for Yield Maintenance  Payments and
Yield  Maintenance  Termination  Payments  to be paid,  as  provided  therein,  together  with any  schedules,  confirmations  or other agreements relating thereto, attached hereto as Exhibit U.

         Yield  Maintenance  Agreement  Notional  Balance:  With  respect  to any  Distribution  Date  specified  below  and the  Yield
Maintenance  Agreement,  the lesser of  (1) the  aggregate  Certificate  Principal  Balance of the  Class A  and  Class M  Certificates
immediately prior to that Distribution Date and (2) the amount specified below for that Distribution Date:

        ------------------------------ ------------------------
             DISTRIBUTION DATE           NOTIONAL BALANCE($)
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                12/25/2006                             0.00
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 1/25/2007                     2,471,200.30
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 2/25/2007                     4,723,393.58
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 3/25/2007                     6,458,643.73
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 4/25/2007                     6,383,616.20
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 5/25/2007                     7,677,872.09
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 6/25/2007                     8,976,726.13
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 7/25/2007                    10,185,702.69
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 8/25/2007                    11,330,270.61
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 9/25/2007                    11,556,615.80
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                10/25/2007                    11,355,667.59
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                11/25/2007                    12,115,342.95
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                12/25/2007                    12,444,737.36
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 1/25/2008                    12,966,620.58
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 2/25/2008                    13,594,250.19
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 3/25/2008                    13,955,406.09
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 4/25/2008                    10,989,774.25
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 5/25/2008                    11,168,537.38
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 6/25/2008                    10,332,898.52
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 7/25/2008                     9,923,309.60
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 8/25/2008                     9,971,045.36
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 9/25/2008                     9,968,947.29
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                10/25/2008                     9,926,031.91
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                11/25/2008                     9,973,423.25
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                12/25/2008                     9,839,746.60
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 1/25/2009                     9,854,857.28
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 2/25/2009                     9,827,871.91
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 3/25/2009                     9,724,713.54
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 4/25/2009                     9,654,308.92
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 5/25/2009                     9,406,400.10
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 6/25/2009                     9,309,487.37
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 7/25/2009                     9,267,519.04
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 8/25/2009                     9,131,855.13
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 9/25/2009                     9,086,183.61
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                10/25/2009                     9,035,438.17
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                11/25/2009                     8,978,222.71
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                12/25/2009                     8,915,051.16
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 1/25/2010                     8,915,051.16
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 2/25/2010                     8,915,051.16
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 3/25/2010                     8,915,051.16
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 4/25/2010                     8,915,051.16
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 5/25/2010                     8,915,051.16
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 6/25/2010                     8,704,468.17
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 7/25/2010                     7,993,634.78
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 8/25/2010                     7,926,118.56
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 9/25/2010                     7,851,701.40
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                10/25/2010                     7,667,329.86
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                11/25/2010                     7,544,026.58
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                12/25/2010                     7,379,832.96
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 1/25/2011                     7,305,528.18
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 2/25/2011                     7,204,051.41
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 3/25/2011                     7,107,210.37
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 4/25/2011                     6,952,903.91
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 5/25/2011                     6,834,842.55
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 6/25/2011                     6,708,497.95
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 7/25/2011                     6,601,247.18
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 8/25/2011                     6,477,050.92
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                 9/25/2011                     6,385,227.10
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                10/25/2011                     6,292,793.34
        ------------------------------ ------------------------
        ------------------------------ ------------------------
                11/25/2011                     6,199,872.59
        ------------------------------ ------------------------

         Yield  Maintenance  Agreement  Provider:  The yield  maintenance  agreement  provider  under the Yield  Maintenance  Agreement required to make payments to the Trustee for payment to the Trust Fund pursuant to the terms of the Yield  Maintenance  Agreement,  and any successor in interest or assign. Initially, the Yield Maintenance Agreement Provider shall be HSBC Bank USA, National Association.

         Yield Maintenance  Agreement  Principal  Distributable  Amount:  With respect to any Distribution  Date, any Yield Maintenance
Payment received by the Trustee,  on behalf of the Trust Fund, under the Yield  Maintenance  Agreement for such  Distribution  Date and distributed in accordance with Section 4.09(c).

         Yield  Maintenance  Agreement  Termination  Payment:  Upon the  designation of an "Early  Termination  Date" as defined in the
Yield  Maintenance  Agreement,  the payment to be made by the Yield  Maintenance  Agreement  Provider to the Trustee for payment to the
Trust Fund pursuant to the terms of the Yield Maintenance Agreement.

         Yield  Maintenance  Payment:  With respect to each  Distribution  Date, any payment received by the Trustee,  on behalf of the
Trust Fund, from the Yield Maintenance  Agreement  Provider pursuant to the terms of the Yield Maintenance  Agreement,  with respect to such  Distribution  Date,  provided  that such payment  shall not include any payment  received by the Trustee,  on behalf of the Trust
Fund, that is a Yield Maintenance Agreement Termination Payment, except as set forth in Section 4.09(e).

Section 1.02    Determination of LIBOR.

         LIBOR  applicable  to the  calculation  of the  Pass-Through  Rate on the Class A and Class M  Certificates  for any  Interest
Accrual  Period will be  determined  on each LIBOR Rate  Adjustment  Date.  On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate
Adjustment Date is not a Business Day, then on the next  succeeding  Business Day, LIBOR shall be established by the Trustee and, as to any Interest  Accrual Period,  will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page
3750 as of 11:00 A.M.,  London time, on such LIBOR Rate Adjustment Date.  "Telerate  Screen Page 3750" means the display  designated as page 3750 on the Bridge  Telerate  Service (or such other page as may replace page 3750 on that  service for the purpose of  displaying
London  interbank  offered  rates of major  banks).  If such rate does not appear on such page (or such other page as may replace  that page on that  service,  or if such  service is no longer  offered,  LIBOR  shall be so  established  by use of such other  service  for displaying LIBOR or comparable rates as may be selected by the Trustee after  consultation with the Master Servicer),  the rate will be the Reference Bank Rate. The "Reference  Bank Rate" will be determined on the basis of the rates at which deposits in U.S.  Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London  interbank  market, selected by the Trustee after  consultation  with the Master Servicer) as of 11:00 A.M., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank  market for a period of one month in amounts  approximately  equal to the aggregate  Certificate
Principal Balance of the Class A and Class M  Certificates  then outstanding.  The Trustee shall request the principal London office of each of the reference  banks to provide a quotation of its rate.  If at least two such  quotations  are provided,  the rate will be the arithmetic  mean of the quotations  rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested,  the rate will be the  arithmetic  mean of the rates  quoted by one or more major  banks in New York City,  selected  by the
Trustee after  consultation with the Master Servicer,  as of 11:00 A.M.,  New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts  approximately equal to the aggregate  Certificate Principal Balance of the
Class A  and Class M  Certificates  then  outstanding.  If no such  quotations  can be  obtained,  the rate will be LIBOR for the prior
Distribution Date;  provided however,  if, under the priorities  described above, LIBOR for a Distribution Date would be based on LIBOR for the previous  Distribution  Date for the third  consecutive  Distribution  Date, the Trustee,  after  consultation  with the Master
Servicer  shall  select an  alternative  comparable  index  (over which the Trustee has no  control),  used for  determining  one-month
Eurodollar  lending rates that is calculated and published (or otherwise made available) by an independent  party. The establishment of
LIBOR by the Trustee on any LIBOR Rate Adjustment  Date and the Master  Servicer's  subsequent  calculation of the  Pass-Through  Rates applicable to the Class A and Class M  Certificates for the relevant  Interest Accrual Period,  in the absence of manifest error,  will be final and  binding.  Promptly  following  each LIBOR Rate  Adjustment  Date the Trustee  shall supply the Master  Servicer  with the results of its determination of LIBOR on such date.  Furthermore,  the Trustee shall supply to any  Certificateholder  so requesting by calling  the  Trustee at  1-800-934-6802  the  Pass-Through  Rate on the  Class A  and  Class M  Certificates  for the  current and the immediately preceding Interest Accrual Period.

ARTICLE II

                                                     CONVEYANCE OF MORTGAGE LOANS;
                                                   ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

(a)      The Depositor,  concurrently  with the execution and delivery  hereof,  does hereby assign to the Trustee without recourse all the right,  title and interest of the  Depositor in and to (i) the  Mortgage  Loans,  including  all interest and  principal on or with respect to the Mortgage  Loans due on or after the Cut-off Date (other than Monthly  Payments due on the Mortgage Loans in the month of the Cut-off Date); and (ii) all  proceeds of the foregoing.  In addition,  on the Closing Date, the Trustee is hereby directed to enter into the Yield  Maintenance  Agreement on behalf of the Trust Fund with the Yield Maintenance  Agreement  Provider and the Supplemental
Interest Trust Trustee is hereby directed to enter into the Swap Agreement on behalf of the Trust Fund with the Swap Counterparty.

                  The Depositor,  the Master  Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust Fund that is either  (i) a  "High-Cost  Home Loan" as defined in the New Jersey  Home  Ownership  Security  Act  effective
November 27, 2003,  (ii) a  "High-Cost  Home Loan" as defined in the New Mexico Home Loan  Protection  Act  effective  January 1, 2004,
(iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts  Predatory Home Loan Practices Act effective November 7, 2004 or
(iv) a "High-Cost Home Loan" as defined in the Indiana Home Loan Practices Act effective as of January 1, 2005.

(b)      In connection with such assignment,  and  contemporaneously  with the delivery of this Agreement,  the Depositor  delivered or caused to be delivered hereunder to the Trustee,  the Yield Maintenance  Agreement (the delivery of which shall evidence that the fixed payment for the Yield Maintenance  Agreement has been paid and the Trustee and the Trust Fund shall have no further payment  obligation thereunder and that such fixed payment has been authorized  hereby),  and except as set forth in  Section 2.01(c) below  and subject to
Section 2.01(d) below,  the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians,  as the duly  appointed  agent or agents of the Trustee for such purpose,  the following  documents or  instruments  (or copies  thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

         (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an  unbroken  chain of endorsements  from the  originator  thereof  to the Person  endorsing  it to the  Trustee,  or with  respect to any  Destroyed
         Mortgage  Note, an original lost note  affidavit  from the related  Seller or  Residential  Funding  stating that the original
         Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)     The original Mortgage,  noting the presence of the MIN of the Mortgage Loan and language  indicating that the Mortgage Loan is a Mortgage Loan if the Mortgage Loan is a Mortgage  Loan,  with  evidence of recording  indicated  thereon or, if the original
         Mortgage has not yet been  returned  from the public  recording  office,  a copy of the  original  Mortgage  with  evidence of recording indicated thereon;

(iii)    The Assignment  (which may be included in one or more blanket  assignments if permitted by applicable  law) of the Mortgage to the Trustee with evidence of recording  indicated  thereon or a copy of such assignment  with evidence of recording  indicated
         thereon;

(iv)     The original  recorded  assignment or  assignments  of the Mortgage  showing an unbroken chain of title from the originator to the Person  assigning it to the Trustee with  evidence of  recordation  noted thereon or attached  thereto,  or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)      The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

         and (II) with respect to each Cooperative Loan so assigned:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an  unbroken  chain of endorsements  from the  originator  thereof  to the Person  endorsing  it to the  Trustee,  or with  respect to any  Destroyed
         Mortgage  Note, an original lost note  affidavit  from the related  Seller or  Residential  Funding  stating that the original
         Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)     A counterpart  of the  Cooperative  Lease and the Assignment of Proprietary  Lease to the originator of the  Cooperative  Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii)    The  related  Cooperative  Stock  Certificate,  representing  the  related  Cooperative  Stock  pledged  with  respect to such
         Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv)     The  original  recognition  agreement  by the  Cooperative  of the  interests  of the  mortgagee  with  respect to the related
         Cooperative Loan;

(v)      The Security Agreement;

(vi)     Copies  of the  original  UCC-1  financing  statement,  and any  continuation  statements,  filed  by the  originator  of such
         Cooperative Loan as secured party,  each with evidence of recording  thereof,  evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii)    Copies of the filed UCC-3  assignments of the security  interest  referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee,  each with evidence of recording thereof,  evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii)   An executed  assignment of the interest of the originator in the Security  Agreement,  Assignment of Proprietary Lease and the
         recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix)     The original of each  modification,  assumption  agreement or preferred loan agreement,  if any,  relating to such Cooperative
         Loan; and

(x)      A duly completed UCC-1  financing  statement  showing  Residential  Funding as debtor,  the Depositor as secured party and the
         Trustee as  assignee  and a duly  completed  UCC-1  financing  statement  showing the  Depositor  as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

         The Depositor  may, in lieu of delivering the original of the documents set forth in  Section 2.01(b)(I)((iii) ,  (iv) and (v)
and  Section  (b)(II)(ii),  (iv),  (vii),  (ix) and (x) (or copies  thereof as  permitted  by  Section 2.01(b))  to the  Trustee or the
Custodian or Custodians,  deliver such  documents to the Master  Servicer,  and the Master  Servicer shall hold such documents in trust for the use and benefit of all  present  and future  Certificateholders  until such time as is set forth in the next  sentence.  Within thirty  Business Days  following the earlier of (i) the  receipt of the original of all of the  documents or  instruments  set forth in
Section 2.01(b)(I)  (iii),  (iv) and (v) and Section  (b)(II)(ii),  (iv),  (vii),  (ix) and (x) (or copies thereof as permitted by such
Section) for any Mortgage Loan and (ii) a written  request by the Trustee to deliver those  documents with respect to any or all of the
Mortgage  Loans then being held by the Master  Servicer,  the Master  Servicer  shall  deliver a complete set of such  documents to the
Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(c)      Notwithstanding  the provisions of  Section 2.01(b),  in the event that in connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage,  any assignment,  modification,  assumption agreement or preferred loan agreement (or copy thereof as permitted by  Section 2.01(b))  with  evidence of recording  thereon  concurrently  with the  execution and delivery of this
Agreement  because of (i) a delay caused by the public  recording  office where such  Mortgage,  assignment,  modification,  assumption agreement or  preferred  loan  agreement  as the case may be, has been  delivered  for  recordation,  or (ii) a delay in the receipt of certain information  necessary to prepare the related assignments,  the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

         The Depositor  shall promptly cause to be recorded in the appropriate  public office for real property  records the Assignment referred to in  clause (iii) of  Section 2.01(b),  except  (a) in  states  where,  in the Opinion of Counsel  acceptable  to the Master
Servicer,  such  recording is not required to protect the Trustee's  interests in the Mortgage Loan or (b) if MERS is identified on the
Mortgage or on a properly  recorded  assignment of the Mortgage as the mortgagee of record  solely as nominee for  Residential  Funding and its successors and assigns;  and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing  statement referred to in clause (II)(vii) and (x), respectively,  of Section 2.01(b). If any Assignment,  Form UCC-3 or Form UCC-1, as applicable, is lost or returned  unrecorded to the Depositor  because of any defect  therein,  the Depositor  shall prepare a substitute  Assignment,  Form
UCC-3 or Form UCC-1, as applicable,  or cure such defect,  as the case may be, and cause such  Assignment,  Form UCC-3 or Form UCC-1 to be recorded in accordance  with this  paragraph.  The Depositor  shall promptly  deliver or cause to be delivered to the Trustee or the respective  Custodian  such Mortgage or  Assignment,  Form UCC-3 or Form UCC-1,  as applicable (or copy thereof as permitted by Section
2.01(b)),  with  evidence of recording  indicated  thereon upon receipt  thereof from the public  recording  office or from the related
Subservicer or Seller.  In connection  with its servicing of Cooperative  Loans,  the Master Servicer will use its best efforts to file timely  continuation  statements with regard to each financing  statement and assignment  relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

         If the Depositor  delivers to the Trustee or Custodian  any Mortgage  Note or  Assignment of Mortgage in blank,  the Depositor shall,  or shall cause the Custodian to,  complete the  endorsement  of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

         Any of the items  set  forth in  Sections  2.01(b)(I) (ii) ,  (iii) ,  (iv) and  (v) and  (III)(vi)  and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

         In connection  with the assignment of any Mortgage Loan registered on the MERS(R)System,  the Depositor  further agrees that it will cause,  at the  Depositor's own expense,  within  30 Business  Days after the Closing Date, the MERS(R)System to indicate that such
Mortgage  Loans  have been  assigned  by the  Depositor  to the  Trustee  in  accordance  with this  Agreement  for the  benefit of the
Certificateholders  by including (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance with this Agreement)
in such  computer  files  (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field "Pool Field"
which  identifies the series of the Certificates  issued in connection with such Mortgage Loans.  The Depositor  further agrees that it will not, and will not permit the Master Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph  with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(d)      It is  intended  that  the  conveyances  by the  Depositor  to the  Trustee  of the  Mortgage  Loans as  provided  for in this
Section 2.01  be construed as a sale by the Depositor to the Trustee of the Mortgage  Loans for the benefit of the  Certificateholders.
Further,  it is not intended that any such  conveyance  be deemed to be a pledge of the Mortgage  Loans by the Depositor to the Trustee
to secure a debt or other  obligation of the  Depositor.  However,  in the event that the Mortgage Loans are held to be property of the
Depositor  or of  Residential  Funding,  or if for any reason  this  Agreement  is held or deemed to create a security  interest in the
Mortgage  Loans,  then it is intended that (a) this  Agreement  shall also be deemed to be a security  agreement  within the meaning of
Articles  8 and 9 of the New York  Uniform  Commercial  Code and the  Uniform  Commercial  Code of any other  applicable  jurisdiction;
(b) the  conveyances  provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the  Depositor's  right  (including  the power to convey title  thereto),  title and interest,  whether now owned or hereafter acquired,  in and to (A) the Mortgage Loans,  including (a) with respect to each Cooperative Loan, the related Mortgage Note,
Security  Agreement,  Assignment of Property Lease,  Cooperative  Stock  Certificate and Cooperative  Lease and Mortgage,  and (b) with respect to each Mortgage  Loan other than a Cooperative  Loan,  the related  Mortgage Note and Mortgage and (c) any insurance  policies and all other documents in the related Mortgage Files,  (B) all amounts payable  pursuant to the Mortgage Loans, the Yield  Maintenance
Agreement or the Swap  Agreement in accordance  with the terms thereof and (C) any and all general  intangibles,  payment  intangibles, accounts, chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit, goods, letters of credit, advices of credit and  investment  property and other property of whatever kind or description  now existing or hereafter  acquired  consisting of, arising from or relating to any of the foregoing,  and all proceeds of the conversion,  voluntary or involuntary,  of the foregoing into cash,  instruments,  securities or other property,  including without limitation all amounts from time to time held or invested in the Certificate  Account or the Custodial Account,  whether in the form of cash,  instruments,  securities or other property and (2) an assignment  by the Depositor to the Trustee of any security  interest in any and all of  Residential  Funding's  right  (including  the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired,  in and to the property described in the foregoing  clauses (1)(A),  (B), and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement;  (c) the possession by the Trustee,  the  Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as they constitute  instruments,  money, payment intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment  property,  certificated  securities or chattel paper shall be deemed to be "possession  by the secured  party," or possession by a purchaser or a person  designated by such secured party, for purposes of perfecting the security  interest  pursuant to the  Uniform  Commercial  Code as in effect  in the  States  of New York and  Minnesota  and any  other  applicable  jurisdiction;  and
(d) notifications to persons holding such property, and acknowledgments,  receipts or confirmations from persons holding such property, shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from,  securities  intermediaries,  bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         The Depositor and, at the Depositor's  direction,  Residential  Funding and the Trustee shall,  to the extent  consistent with this  Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage  Loans and the other  property  described  above,  such  security  interest  would be deemed to be a perfected security  interest of first  priority  under  applicable  law and will be maintained  as such  throughout  the term of this  Agreement.
Without  limiting the generality of the foregoing,  the Depositor  shall prepare and deliver to the Trustee not less than 15 days prior to any filing  date and,  the Trustee  shall  forward for filing,  or shall  cause to be  forwarded  for filing,  at the expense of the
Depositor,  all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform  Commercial Code as in effect in any  jurisdiction  to perfect the  Trustee's  security  interest in or lien on the  Mortgage  Loans,  as  evidenced  by an
Officers' Certificate of the Depositor,  including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential  Funding,  the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee,  if occasioned by a change in the Trustee's  name),  (2) any change of location of the place of business or the chief executive  office of Residential  Funding or the Depositor or (3) any transfer of any interest of Residential  Funding or the
Depositor in any Mortgage Loan.

Section 2.02.     Acceptance by Trustee.

         The Trustee acknowledges  receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement,  and based solely upon a receipt or certification  executed by the Custodian,  receipt by the respective Custodian as the duly appointed agent of the Trustee)
of the documents referred to in  Section 2.01(b)(I)(i)  and Section 2.01(b)(II)(i),  (iii), (v), (vi) and (viii) above (except that for purposes of such  acknowledgment  only,  a Mortgage  Note may be endorsed in blank and an  Assignment  of Mortgage may be in blank) and declares that it, or a Custodian as its agent,  holds and will hold such documents and the other  documents  constituting a part of the
Mortgage  Files  delivered  to it,  or a  Custodian  as its  agent,  in  trust  for the use  and  benefit  of all  present  and  future
Certificateholders.  The Trustee or Custodian (such Custodian being so obligated under a Custodial  Agreement)  agrees, for the benefit of Certificateholders,  to review each Mortgage File delivered to it pursuant to  Section 2.01(b) within 45 days after the Closing Date to ascertain that all required  documents  (specifically as set forth in  Section 2.01(b)),  have been executed and received,  and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  as supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate  (the "Interim  Certification")  to the effect that all documents  required to be delivered pursuant to  Section 2.01(b) above  have been executed and received and that such documents  relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  except for any exceptions listed on Schedule A  attached to such Interim  Certification.  Upon delivery of the Mortgage Files by the Depositor or the Master Servicer,  the Trustee shall acknowledge  receipt (or, with respect to Mortgage Loans subject to a  Custodial  Agreement,  and based  solely upon a receipt or  certification  (the  "Final  Certification")  executed by the
Custodian,  receipt  by the  respective  Custodian  as the duly  appointed  agent  of the  Trustee)  of the  documents  referred  to in
Section 2.01(b) above.

         If the  Custodian,  as the  Trustee's  agent,  finds any document or documents  constituting  a part of a Mortgage  File to be missing or defective,  upon receipt of  notification  from the  Custodian as specified in the  succeeding  sentence,  the Trustee shall promptly so notify or cause the  Custodian  to notify the Master  Servicer  and the  Depositor;  provided,  that if the  Mortgage  Loan related to such Mortgage File is listed on Schedule A of the Assignment  Agreement,  no  notification  shall be necessary.  Pursuant to
Section 2.3  of the Custodial  Agreement,  the  Custodian  will notify the Master  Servicer,  the Depositor and the Trustee of any such omission  or defect  found by it in respect of any  Mortgage  File held by it in respect of the items  received  by it  pursuant to the
Custodial  Agreement.  If such omission or defect  materially and adversely  affects the interests in the related  Mortgage Loan of the
Certificateholders,  the Master  Servicer  shall  promptly  notify the related  Subservicer of such omission or defect and request that such  Subservicer  correct or cure such  omission  or defect  within 60 days from the date the Master  Servicer  was  notified  of such omission  or defect  and,  if such  Subservicer  does not  correct  or cure such  omission  or defect  within  such  period,  that such
Subservicer  purchase  such Mortgage  Loan from the Trust Fund at its Purchase  Price,  in either case within 90 days from the date the
Master  Servicer was notified of such  omission or defect;  provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered;  and provided  further,  that no cure,  substitution or repurchase  shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment  Agreement.  The Purchase Price for any such
Mortgage Loan shall be deposited or caused to be deposited by the Master  Servicer in the Custodial  Account  maintained by it pursuant to Section 3.07  and, upon receipt by the Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall release the contents of any the related  Mortgage File in its  possession and the Trustee shall execute and deliver such instruments of transfer or assignment  prepared by the Master Servicer,  in each case without  recourse, as shall be necessary to vest in the  Subservicer or its designee,  as the case may be, any Mortgage Loan released  pursuant hereto and thereafter  such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing,  if the Subservicer or Residential
Funding that  repurchases  the Mortgage Loan is not a member of MERS and the Mortgage is  registered  on the MERS(R)System,  the Master
Servicer,  at its own  expense and without any right of  reimbursement,  shall cause MERS to execute and deliver an  assignment  of the
Mortgage in  recordable  form to transfer  the  Mortgage  from MERS to such  Subservicer  or  Residential  Funding and shall cause such
Mortgage to be removed from  registration  on the MERS(R)System in accordance  with MERS' rules and  regulations.  It is understood  and agreed that the  obligation of the  Subservicer,  to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a  constituent  document  exists  shall  constitute  the sole remedy  respecting  such defect or omission  available  to
Certificateholders or the Trustee on behalf of Certificateholders.

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Depositor.

(a)      The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i)      The Master  Servicer is a limited  liability  company duly  organized,  validly  existing and in good standing  under the laws governing  its creation  and  existence  and is or will be in  compliance  with the laws of each state in which any  Mortgaged
         Property is located to the extent  necessary to ensure the  enforceability  of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)     The execution and delivery of this  Agreement by the Master  Servicer and its  performance  and  compliance  with the terms of this  Agreement  will not violate the Master  Servicer's  Certificate  of  Incorporation  or Bylaws or  constitute  a material default (or an event which,  with notice or lapse of time, or both, would  constitute a material  default) under, or result in the  material  breach of, any material  contract,  agreement or other  instrument  to which the Master  Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)    This  Agreement,  assuming due  authorization,  execution and delivery by the Trustee and the Depositor,  constitutes a valid, legal and binding  obligation of the Master  Servicer,  enforceable  against it in accordance with the terms hereof subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium and other laws affecting the enforcement of creditors' rights generally  and to general  principles  of equity,  regardless  of whether such  enforcement  is  considered in a proceeding in equity or at law;

(iv)     The Master  Servicer is not in default with respect to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or  governmental  agency,  which default might have  consequences  that would  materially  and adversely  affect the condition  (financial or other) or  operations  of the Master  Servicer or its  properties or might have consequences that would materially adversely affect its performance hereunder;

(v)      No litigation is pending or, to the best of the Master  Servicer's  knowledge,  threatened  against the Master  Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)     The Master Servicer shall comply in all material  respects in the performance of this Agreement with all reasonable  rules and requirements of each insurer under each Required Insurance Policy;

(vii)    No  information,  certificate  of an  officer,  statement  furnished  in writing or report  delivered  to the  Depositor,  any
         Affiliate of the Depositor or the Trustee by the Master  Servicer will, to the knowledge of the Master  Servicer,  contain any untrue  statement of a material  fact or omit a material fact  necessary to make the  information,  certificate,  statement or report not misleading;

(viii)   The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar with the terms thereof. The terms of each existing  Subservicing  Agreement and each designated  Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix)     The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all  material  respects  with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

         It is understood and agreed that the representations and warranties set forth in this  Section 2.03(a) shall  survive delivery of the respective  Mortgage Files to the Trustee or any Custodian.  Upon discovery by either the Depositor,  the Master  Servicer,  the
Trustee  or any  Custodian  of a breach of any  representation  or  warranty  set forth in this  Section 2.03(a) which  materially  and adversely  affects the interests of the  Certificateholders  in any Mortgage Loan, the party  discovering such breach shall give prompt written notice to the other parties (any Custodian  being so obligated  under a Custodial  Agreement).  Within 90 days of its discovery or its receipt of notice of such breach,  the Master  Servicer  shall either  (i) cure such breach in all material  respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related  document,  purchase such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;  provided  that if the breach would cause the Mortgage  Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure or repurchase must occur within 90 days from the date such breach was  discovered.  The  obligation of the Master  Servicer to cure such breach or to so purchase such Mortgage
Loan  shall   constitute   the  sole  remedy  in  respect  of  a  breach  of  a   representation   and   warranty  set  forth  in  this
Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b)      The Depositor hereby represents and warrants to the Trustee for the benefit of the  Certificateholders  that as of the Closing
Date (or, if otherwise  specified below, as of the date so specified):  (i) the  information set forth in Exhibit G hereto with respect to each Mortgage Loan or the Mortgage  Loans,  as the case may be, is true and correct in all material  respects at the respective date or dates which such  information  is furnished;  (ii) immediately  prior to the  conveyance of the Mortgage  Loans to the Trustee,  the
Depositor  had good title to,  and was the sole  owner of,  each  Mortgage  Loan free and clear of any  pledge,  lien,  encumbrance  or security  interest (other than rights to servicing and related  compensation) and such conveyance  validly  transfers  ownership of the
Mortgage Loans to the Trustee free and clear of any pledge,  lien,  encumbrance  or security  interest;  and  (iii) each  Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

         It is understood and agreed that the representations and warranties set forth in this  Section 2.03(b) shall  survive delivery of the respective Mortgage Files to the Trustee or the Custodian.

         Upon  discovery  by any of the  Depositor,  the  Master  Servicer,  the  Trustee  or the  Custodian  of a breach of any of the representations  and  warranties  set forth in this  Section 2.03(b) which  materially  and  adversely  affects  the  interests  of the
Certificateholders  in any Mortgage Loan, the party  discovering such breach shall give prompt written notice to the other parties (the
Custodian being so obligated under a Custodial Agreement);  provided,  however, that in the event of a breach of the representation and warranty set forth in  Section 2.03(b)(iii) ,  the party  discovering such breach shall give such notice within five days of discovery.
Within 90 days of its  discovery or its receipt of notice of breach,  the Depositor  shall either  (i) cure such breach in all material respects or  (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;
provided that the Depositor  shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs  within two years  following  the Closing  Date;  provided that if the omission or defect would cause the
Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure,  substitution  or repurchase  must  occur  within 90 days from the date such  breach was  discovered.  Any such  substitution  shall be  effected  by the
Depositor under the same terms and conditions as provided in Section 2.04 for  substitutions by Residential  Funding.  It is understood and agreed that the  obligation of the Depositor to cure such breach or to so purchase or substitute  for any Mortgage Loan as to which such  a  breach  has  occurred  and  is  continuing  shall  constitute  the  sole  remedy  respecting  such  breach  available  to  the
Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the  foregoing,  the Depositor  shall not be required to cure  breaches or purchase or substitute  for Mortgage  Loans as provided in this  Section 2.03(b) if  the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04.     Representations and Warranties of Residential Funding.

         The  Depositor,  as assignee of  Residential  Funding under the  Assignment  Agreement,  hereby assigns to the Trustee for the benefit of the  Certificateholders  all of its  right,  title and  interest  in respect of the  Assignment  Agreement  applicable  to a
Mortgage Loan.  Insofar as the Assignment  Agreement  relates to the  representations  and  warranties  made by Residential  Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such  representations and warranties,  such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

         Upon  the  discovery  by the  Depositor,  the  Master  Servicer,  the  Trustee  or the  Custodian  of a  breach  of any of the representations  and  warranties  made in the  Assignment  Agreement in respect of any Mortgage Loan or of any  Repurchase  Event which materially and adversely  affects the interests of the  Certificateholders  in such Mortgage Loan,  the party  discovering  such breach shall give prompt  written  notice to the other parties (the  Custodian  being so obligated  under a Custodial  Agreement).  The Master
Servicer shall promptly  notify  Residential  Funding of such breach or Repurchase  Event and request that  Residential  Funding either
(i) cure  such breach or Repurchase  Event in all material  respects  within 90 days from the date the Master  Servicer was notified of such breach or Repurchase  Event or  (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section 2.02;  provided that, in the case of a breach or Repurchase Event under the Assignment Agreement,  Residential Funding shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such substitution  occurs within two years  following the Closing  Date;  provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage"  as defined in  Section 860G(a)(3)  of the Code,  any such cure or  substitution  must occur within 90 days from the date the breach was  discovered.  If the breach of  representation  and warranty that gave rise to the  obligation to repurchase or substitute a
Mortgage Loan  pursuant to Section 4 of the  Assignment  Agreement  was the  representation  and warranty set forth in  clause (bb)  of
Section 4  thereof,  then the Master Servicer shall request that Residential  Funding pay to the Trust Fund,  concurrently  with and in addition to the remedies  provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted from such breach,  or if incurred and paid by the
Trust Fund  thereafter,  concurrently  with such  payment.  In the event that  Residential  Funding  elects to  substitute  a Qualified
Substitute  Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04,  Residential Funding shall deliver to the
Trustee or the Custodian for the benefit of the  Certificateholders  with respect to such Qualified  Substitute Mortgage Loan or Loans, the original  Mortgage Note, the Mortgage,  an Assignment of the Mortgage in recordable  form, and such other  documents and agreements as are required by  Section 2.01,  with the Mortgage Note endorsed as required by  Section 2.01.  No  substitution  will be made in any calendar month after the Determination Date for such month.  Monthly Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of  substitution  shall not be part of the Trust Fund and will be  retained  by the Master  Servicer  and  remitted by the
Master Servicer to Residential  Funding on the next succeeding  Distribution Date. For the month of substitution,  distributions to the
Certificateholders  will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter  Residential  Funding shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage Loan.  The Master  Servicer shall amend or cause to be amended the Mortgage  Loan  Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage
Loan and the  substitution  of the  Qualified  Substitute  Mortgage  Loan or Loans and the Master  Servicer  shall  deliver the amended
Mortgage Loan Schedule to the Trustee and the  Custodian.  Upon such  substitution,  the  Qualified  Substitute  Mortgage Loan or Loans
shall be subject to the terms of this Agreement and the related Subservicing  Agreement in all respects,  and Residential Funding shall be deemed to have made the  representations  and  warranties  with  respect to the  Qualified  Substitute  Mortgage  Loan  contained in
Section 4 of the Assignment Agreement, as of the date of substitution,  and the covenants,  representations and warranties set forth in this  Section 2.04,  and in  Section 2.03  hereof and in  Section 4  of the  Assignment  Agreement,  and the Master  Servicer  shall be obligated to repurchase or substitute  for any  Qualified  Substitute  Mortgage Loan as to which a Repurchase  Event (as defined in the
Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

         In connection  with the  substitution  of one or more Qualified  Substitute  Mortgage  Loans for one or more Deleted  Mortgage
Loans,  the Master  Servicer  shall  determine  the  amount (if any) by which the  aggregate  principal  balance of all such  Qualified
Substitute  Mortgage  Loans as of the date of  substitution  is less than the aggregate  Stated  Principal  Balance of all such Deleted
Mortgage Loans (in each case after  application of the principal  portion of the Monthly Payments due in the month of substitution that are to be distributed to the  Certificateholders  in the month of substitution).  Residential  Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution,  without any reimbursement  therefor.  Residential  Funding shall give notice in writing to the Trustee of such event,  which notice shall be  accompanied by an Officers'  Certificate as to the  calculation of such  shortfall  and  (subject to  Section 10.01(f))  by an Opinion of Counsel to the effect that such  substitution  will not cause
(a) any  federal  tax to be  imposed  on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed  on  "prohibited transactions" under  Section 860F(a)(1)  of the Code or on "contributions after the startup date" under  Section 860G(d)(1) of the Code or (b) any portion of any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         It is  understood  and agreed that the  obligation of  Residential  Funding to cure such breach or purchase (or in the case of
Residential  Funding to substitute  for) such  Mortgage  Loan as to which such a breach has occurred and is continuing  and to make any additional  payments  required  under the  Assignment  Agreement  in  connection  with a breach of the  representation  and warranty in clause (bb) of Section 4  thereof shall constitute the sole remedy  respecting such breach available to the  Certificateholders  or the
Trustee on behalf of the  Certificateholders.  If the Master  Servicer is  Residential  Funding,  then the Trustee  shall also have the right to give the  notification and require the purchase or substitution  provided for in the second  preceding  paragraph in the event of such a breach of a  representation  or warranty made by Residential  Funding in the  Assignment  Agreement.  In connection  with the purchase of or substitution for any such Mortgage Loan by Residential  Funding,  the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.     Execution and Authentication of Certificates; Conveyance of REMIC Regular Interests.

(a)      The Trustee  acknowledges  the  assignment  to it of the Mortgage  Loans and the delivery of the Mortgage  Files to it, or the
Custodian on its behalf,  subject to any  exceptions  noted,  together with the  assignment  to it of all other assets  included in the
Trust Fund, receipt of which is hereby acknowledged.  Concurrently with such delivery and in exchange therefor,  the Trustee,  pursuant to the written  request of the  Depositor  executed by an officer of the  Depositor,  has executed and caused to be  authenticated  and delivered to or upon the order of the Depositor the  Certificates in authorized  denominations  which evidence  ownership of the entire
Trust Fund.

(b)      The Depositor  concurrently  with the execution and delivery  hereof,  does hereby  transfer,  assign,  set over and otherwise convey in trust to the Trustee  without  recourse  all the right,  title and interest of the  Depositor  in and to the REMIC I  Regular
Interests, for the benefit of the holders of the REMIC II Regular Interests and the Class R-II  Certificates.  The Trustee acknowledges receipt of the REMIC I  Regular  Interests  (each of which are  uncertificated)  and  declares  that it holds and will hold the same in trust for the  exclusive  use and benefit of the  holders of the  REMIC II  Regular  Interests  and the  Class R-II  Certificates.  The
interests  evidenced by the Class R-II  Certificates,  together with the REMIC II Regular  Interests,  constitute the entire beneficial ownership interest in REMIC II.

Section 2.06.     Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)      To sell the Certificates to the Depositor in exchange for the Mortgage Loans;

(b)      To enter into and perform its obligations under this Agreement and the Yield Maintenance Agreement;

(c)      To engage in those  activities  that are  necessary,  suitable or  convenient to  accomplish  the foregoing or are  incidental hereto or connected therewith; and

(d)      Subject  to  compliance  with this  Agreement,  to engage in such other  activities  as may be  required  in  connection  with conservation of  the Trust Fund and the making of distributions to the Certificateholders.

         The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of Section 11.01,  the trust shall not engage in any activity  other than in  connection  with the  foregoing or other than as required or  authorized  by the terms of this Agreement while any  Certificate is outstanding,  and this  Section 2.06  may not be amended,  without the consent of the
Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

Section 2.07.     Agreement Regarding Ability to Disclose.

         The Depositor,  the Master Servicer and the Trustee hereby agree,  notwithstanding  any other express or implied  agreement to the  contrary,  that any and all Persons,  and any of their  respective  employees,  representatives,  and other  agents may  disclose, immediately  upon  commencement  of  discussions,  to any and all Persons,  without  limitation of any kind,  the tax treatment and tax structure of the  transaction  and all materials of any kind  (including  opinions or other tax  analyses)  that are provided to any of
them relating to such tax treatment and tax structure.   For purposes of this paragraph,  the terms "tax treatment" and "tax structure"
are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                            ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

(a)      The Master  Servicer shall service and  administer  the Mortgage Loans in accordance  with the terms of this Agreement and the respective  Mortgage Loans,  following such procedures as it would employ in its good faith business  judgment and which are normal and usual in its general mortgage servicing  activities,  and shall have full power and authority,  acting alone or through Subservicers as provided in  Section 3.02,  to do any and all things which it may deem  necessary or desirable in  connection  with such  servicing and administration.  Without limiting the generality of the foregoing,  the Master Servicer in its own name or in the name of a Subservicer is hereby  authorized  and  empowered  by the Trustee  when the Master  Servicer or the  Subservicer,  as the case may be,  believes it appropriate in its best judgment, to execute and deliver, on behalf of the  Certificateholders  and the Trustee or any of them, any and all  instruments  of  satisfaction  or  cancellation,  or of  partial or full  release or  discharge,  or of consent to  assumption  or modification  in connection  with a proposed  conveyance,  or of  assignment  of any Mortgage and Mortgage Note in connection  with the repurchase of a Mortgage Loan and all other comparable  instruments,  or with respect to the modification or re-recording of a Mortgage for the purpose of correcting  the Mortgage,  the  subordination  of the lien of the Mortgage in favor of a public  utility  company or government agency or unit with powers of eminent domain,  the taking of a deed in lieu of foreclosure,  the  commencement,  prosecution or completion of judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property  acquired by foreclosure or deed in lieu of foreclosure,  or the  management,  marketing and conveyance of any property acquired  by  foreclosure  or deed in lieu of  foreclosure  with  respect  to the  Mortgage  Loans and with  respect  to the  Mortgaged
Properties.  The Master  Servicer  further is authorized  and  empowered by the Trustee,  on behalf of the  Certificateholders  and the
Trustee, in its own name or in the name of the Subservicer,  when the Master Servicer or the Subservicer,  as the case may be, believes it is  appropriate in its best judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the  registration of any Mortgage Loan on the MERS(R)System, to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them, any and all instruments of assignment and other  comparable  instruments  with respect to such assignment or re-recording of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.  Any expenses  incurred in connection  with the actions  described in the preceding  sentence shall be borne by the Master Servicer in accordance with  Section 3.16(c),  with no right of reimbursement;  provided,  that if, as a result of MERS  discontinuing or becoming unable to continue  operations in connection with the MERS(R)System,  it becomes  necessary  to remove any  Mortgage  Loan from  registration  on the MERS(R)System and to arrange for the assignment of the related  Mortgages to the Trustee,  then any related  expenses shall be  reimbursable  to the Master  Servicer as set forth in  Section 3.10(a)(ii).  Notwithstanding  the foregoing,  subject to  Section 3.07(a),  the Master Servicer shall not permit any modification  with respect to any Mortgage Loan that would both  constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed,  temporary or final regulations  promulgated  thereunder (other than in connection with a proposed  conveyance  or  assumption  of  such  Mortgage  Loan  that  is  treated  as  a  Principal  Prepayment  in  Full  pursuant  to
Section 3.13(d) hereof)  and cause any REMIC created  hereunder to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Master Servicer to service and  administer  the Mortgage  Loans.  The Trustee shall not be liable for any action taken by the Master  Servicer or any  Subservicer pursuant to such powers of attorney or other documents.  In servicing and  administering any  Nonsubserviced  Mortgage Loan, the Master
Servicer  shall,  to the extent not  inconsistent  with this  Agreement,  comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

         If the  Mortgage  relating  to a  Mortgage  Loan did not have a lien  senior to the  Mortgage  Loan on the  related  Mortgaged
Property as of the Cut-off Date, then the Master  Servicer,  in such capacity,  may not consent to the placing of a lien senior to that of the  Mortgage on the related  Mortgaged  Property.  If the  Mortgage  relating to a Mortgage  Loan had a lien senior to the Mortgage
Loan on the  related  Mortgaged  Property  as of the Cut-off  Date,  then the Master  Servicer,  in such  capacity,  may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

                  (A)      the  Mortgagor's   debt-to-income   ratio  resulting  from  such  refinancing  is  less  than  the  original debt-to-income ratio as set forth on the Mortgage Loan Schedule;  provided,  however,  that in no instance shall the resulting
         Loan-to-Value Ratio of such Mortgage Loan be higher than that permitted by the Program Guide; or

                  (B)      the resulting  Loan-to-Value  Ratio of such Mortgage Loan is no higher than the Loan-to-Value Ratio prior to such  refinancing;  provided,  however,  if such  refinanced  mortgage loan is a "rate and term" mortgage loan  (meaning,  the
         Mortgagor  does not receive  any cash from the  refinancing),  the  Loan-to-Value  Ratio may  increase to the extent of either
         (x) the  reasonable closing costs of such refinancing or (y) any decrease in the value of the related Mortgaged  Property,  if the Mortgagor is in good standing as defined by the Program Guide.

(b)      In connection  with  servicing  and  administering  the Mortgage  Loans,  the Master  Servicer and any Affiliate of the Master
Servicer  (i) may  perform  services such as  appraisals  and brokerage  services that are  customarily  provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable  compensation  therefor in accordance with  Section 3.10 and (ii) may, at its own  discretion  and on  behalf  of the  Trustee,  obtain  credit  information  in the form of a  "credit  score"  from a credit repository.

(c)      All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and assessments on the properties  subject to the Mortgage Loans shall not, for the purpose of calculating  monthly  distributions to the  Certificateholders, be added to the amount owing under the related  Mortgage  Loans,  notwithstanding  that the terms of such Mortgage Loan so permit,  and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(d)      The Master  Servicer  may enter into one or more  agreements  in  connection  with the offering of  pass-through  certificates evidencing  interests in one or more of the  Certificates  providing for the payment by the Master Servicer of amounts  received by the
Master  Servicer as servicing  compensation  hereunder and required to cover  certain  Prepayment  Interest  Shortfalls on the Mortgage
Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

(e)      The  relationship of the Master  Servicer (and of any successor to the Master  Servicer) to the Depositor under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations.

(a)      The Master  Servicer may continue in effect  Subservicing  Agreements  entered into by  Residential  Funding and  Subservicers prior to the execution and delivery of this  Agreement,  and may enter into new  Subservicing  Agreements  with  Subservicers,  for the servicing and  administration of all or some of the Mortgage Loans.  Each Subservicer  shall be either (i) an  institution the accounts of which are insured by the FDIC or (ii) another  entity that engages in the business of originating or servicing  mortgage loans,  and in either case shall be  authorized  to transact  business in the state or states in which the related  Mortgaged  Properties  it is to service are situated,  if and to the extent required by applicable law to enable the  Subservicer to perform its obligations  hereunder and under the  Subservicing  Agreement,  and in either case shall be a Freddie Mac, Fannie Mae or HUD approved  mortgage  servicer.  In addition,  any  Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved  servicer,  and any Subservicer of a Mortgage
Loan  guaranteed  by the VA must be a  VA-approved  servicer.  Each  Subservicer  of a Mortgage  Loan shall be  entitled to receive and retain, as provided in the related Subservicing  Agreement and in Section 3.07,  the related Subservicing Fee from payments of interest received  on such  Mortgage  Loan after  payment of all  amounts  required  to be  remitted  to the Master  Servicer in respect of such
Mortgage Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage  Loan,  the Master  Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest.  Unless the context  otherwise  requires,  references in this
Agreement to actions taken or to be taken by the Master  Servicer in servicing the Mortgage Loans include  actions taken or to be taken by a  Subservicer  on behalf of the  Master  Servicer.  Each  Subservicing  Agreement  will be upon such  terms and  conditions  as are generally  required by,  permitted by or consistent  with the Program  Guide and are not  inconsistent  with this  Agreement and as the
Master Servicer and the Subservicer  have agreed.  With the approval of the Master  Servicer,  a Subservicer may delegate its servicing obligations to third-party servicers,  but such Subservicer will remain obligated under the related Subservicing Agreement.  The Master
Servicer and a Subservicer may enter into amendments  thereto or a different form of Subservicing  Agreement,  and the form referred to or included in the Program Guide is merely  provided for  information and shall not be deemed to limit in any respect the discretion of the Master  Servicer  to modify or enter into  different  Subservicing  Agreements;  provided,  however,  that any such  amendments  or different  forms shall be  consistent  with and not violate the  provisions  of either this  Agreement or the Program Guide in a manner which would  materially  and adversely  affect the interests of the  Certificateholders.  The Program Guide and any other  Subservicing
Agreement  entered into between the Master  Servicer and any  Subservicer  shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)      As  part  of  its  servicing  activities   hereunder,   the  Master  Servicer,   for  the  benefit  of  the  Trustee  and  the
Certificateholders,  shall  use its best  reasonable  efforts  to  enforce  the  obligations  of each  Subservicer  under  the  related
Subservicing  Agreement,  to the extent that the  non-performance  of any such obligation would have a material and adverse effect on a
Mortgage Loan,  including,  without limitation,  the obligation to purchase a Mortgage Loan on account of defective  documentation,  as described in Section 2.02,  or on account of a breach of a representation or warranty, as described in Section 2.04.  Such enforcement, including,  without  limitation,  the legal  prosecution of claims,  termination of Subservicing  Agreements,  as appropriate,  and the pursuit  of other  appropriate  remedies,  shall be in such  form and  carried  out to such an extent  and at such  time as the  Master
Servicer  would  employ in its good  faith  business  judgment  and which  are  normal  and  usual in its  general  mortgage  servicing activities.  The Master  Servicer  shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only
(i) from a general  recovery  resulting  from such  enforcement  to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific  recovery of costs,  expenses or attorneys' fees against the party against whom such  enforcement is directed.  For purposes of  clarification  only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master  Servicer to be reimbursed for expenses that are incurred in connection  with the enforcement of a Seller's obligations and are reimbursable pursuant to Section 3.10(a)(vii).

Section 3.03.     Successor Subservicers.

         The Master  Servicer shall be entitled to terminate any  Subservicing  Agreement  that may exist in accordance  with the terms and conditions of such Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however, that in the event of termination of any Subservicing  Agreement by the Master Servicer or the Subservicer,  the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related Subservicing  Agreement.  If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the  representations  and warranties of the Subservicer which it replaces.  If the Master Servicer enters into a  Subservicing  Agreement  with a successor  Subservicer,  the Master  Servicer  shall use  reasonable  efforts to have the  successor
Subservicer  assume  liability for the  representations  and warranties  made by the  terminated  Subservicer in respect of the related
Mortgage Loans and, in the event of any such assumption by the successor  Subservicer,  the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

         Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement  relating to agreements or arrangements between the Master  Servicer or a Subservicer  or reference to actions taken through a Subservicer  or otherwise,  the Master  Servicer shall remain obligated and liable to the Trustee and  Certificateholders  for the servicing and  administering of the Mortgage Loans in accordance  with the  provisions of  Section 3.01  without  diminution of such  obligation or liability by virtue of such  Subservicing
Agreements or arrangements or by virtue of  indemnification  from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master  Servicer alone were servicing and  administering  the Mortgage  Loans.  The Master Servicer shall be entitled to enter into any agreement with a Subservicer for  indemnification  of the Master Servicer and nothing  contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

         Any  Subservicing  Agreement that may be entered into and any other  transactions  or services  relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer and the Master
Servicer  alone and the  Trustee  and  Certificateholders  shall not be deemed  parties  thereto  and  shall  have no  claims,  rights, obligations,  duties or liabilities  with respect to the Subservicer in its capacity as such except as set forth in  Section 3.06.  The foregoing  provision  shall not in any way limit a  Subservicer's  obligation to cure an omission or defect or to repurchase a Mortgage
Loan as referred to in Section 2.02 hereof.

Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

(a)      In the event the Master  Servicer  shall for any reason no longer be the master  servicer  (including by reason of an Event of
Default),  the Trustee,  as successor  Master  Servicer,  its designee or its successor  shall  thereupon  assume all of the rights and obligations of the Master  Servicer  under each  Subservicing  Agreement that may have been entered into. The Trustee,  its designee or the  successor  servicer for the Trustee  shall be deemed to have  assumed all of the Master  Servicer's  interest  therein and to have replaced the Master  Servicer as a party to the  Subservicing  Agreement to the same extent as if the  Subservicing  Agreement had been assigned to the assuming  party except that the Master  Servicer  shall not thereby be relieved of any liability or  obligations  under the Subservicing Agreement.

(b)      The Master  Servicer  shall,  upon request of the Trustee but at the expense of the Master  Servicer,  deliver to the assuming party all documents and records  relating to each  Subservicing  Agreement and the Mortgage Loans then being serviced and an accounting of  amounts  collected  and held by it and  otherwise  use its best  efforts to effect  the  orderly  and  efficient  transfer  of each
Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)      The Master  Servicer shall make  reasonable  efforts to collect all payments  called for under the terms and provisions of the
Mortgage Loans,  and shall,  to the extent such procedures  shall be consistent with this Agreement and the terms and provisions of any related Primary  Insurance Policy,  follow such collection  procedures as it would employ in its good faith business judgment and which are normal and usual in its general  mortgage  servicing  activities.  Consistent  with the foregoing,  the Master  Servicer may in its discretion  (subject to the terms and  conditions of the  Assignment  Agreement)  (i) waive any late payment  charge or any  prepayment charge or penalty  interest in connection  with the  prepayment of a Mortgage Loan and  (ii) extend  the Due Date for payments due on a
Mortgage Loan in accordance  with the Program Guide,  provided,  however,  that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary  Insurance  Policy or materially  adversely  affect the lien of the related  Mortgage.  Notwithstanding  anything in this Section to the contrary,  the Master  Servicer or any  Subservicer  shall not enforce  any  prepayment  charge to the extent  that such  enforcement  would  violate  any  applicable  law.  In the event of any such arrangement,  the Master  Servicer shall make timely  advances on the related  Mortgage Loan during the scheduled  period in accordance with the  amortization  schedule of such Mortgage Loan without  modification  thereof by reason of such  arrangements  unless otherwise agreed to by the Holders of the Classes of Certificates  affected thereby;  provided,  however, that no such extension shall be made if any advance  would be a  Nonrecoverable  Advance.  Consistent  with the terms of this  Agreement,  the Master  Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the  postponement  of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's  determination such waiver,  modification,  postponement or indulgence is not materially  adverse to the interests of the  Certificateholders  (taking into account any estimated Realized Loss that might result absent such action),  provided,  however,  that the Master  Servicer may not modify  materially or permit any Subservicer to modify any
Mortgage  Loan,  including  without  limitation  any  modification  that would  change the  Mortgage  Rate,  forgive the payment of any principal  or  interest  (unless  in  connection  with the  liquidation  of the  related  Mortgage  Loan or except in  connection  with prepayments to the extent that such  reamortization  is not inconsistent  with the terms of the Mortgage Loan),  capitalize any amounts owing on the  Mortgage  Loan by adding such amount to the  outstanding  principal  balance of the  Mortgage  Loan,  or extend the final maturity date of such Mortgage Loan,  unless such Mortgage Loan is in default or, in the judgment of the Master Servicer,  such default is reasonably  foreseeable.  For purposes of delinquency  calculations,  any capitalized Mortgage Loan shall be deemed to be current as of the date of the related  Servicing  Modification.  No such  modification  shall reduce the Mortgage Rate (i) with respect to a fixed rate  Mortgage  Loan,  (A) below  one-half of the Mortgage  Rate as in effect on the Cut-off Date or (B) below  the sum of the rates at which the Servicing Fee and the Subservicing  Fee with respect to such Mortgage Loan accrue or (ii) with  respect to an adjustable rate
Mortgage  Loan,  (A) below  the greater of (1) one-half of the  Mortgage  Rate as in effect on the Cut-off Date and (2) one-half of the
Mortgage Rate as in effect on the date of the Servicing  Modification  or (B) below the sum of the rates at which the Servicing Fee and the  Subservicing  Fee with respect to such Mortgage Loan accrue.  The final  maturity date for any Mortgage Loan shall not be extended beyond the  Maturity  Date.  Also,  the Stated  Principal  Balance of all  Reportable  Modified  Mortgage  Loans  subject to  Servicing
Modifications  (measured at the time of the Servicing  Modification  and after giving effect to any Servicing  Modification)  can be no more than five percent of the aggregate  Cut-off Date  Principal  Balance of the Mortgage  Loans,  unless such limit is increased  from time to time with the consent of the Rating  Agencies.  In  addition,  any amounts  owing on a Mortgage  Loan added to the  outstanding principal  balance of such Mortgage Loan must be fully  amortized over the term of such Mortgage Loan, and such amounts may be added to the  outstanding  principal  balance of a Mortgage Loan only once during the life of such  Mortgage  Loan.  Also,  the addition of such amounts  described in the preceding  sentence shall be implemented in accordance with the Program Guide and may be implemented  only by
Subservicers  that have been approved by the Master Servicer for such purposes.  In connection with any Curtailment of a Mortgage Loan, the Master  Servicer,  to the extent not  inconsistent  with the terms of the Mortgage Note and local law and practice,  may permit the
Mortgage Loan to be  re-amortized  such that the Monthly  Payment is  recalculated  as an amount that will fully amortize the remaining
Stated  Principal  Balance  thereof  by  the  original  Maturity  Date  based  on the  original  Mortgage  Rate;  provided,  that  such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

         In  addition,  the Master  Servicer  and the Trustee on behalf of the Trust Fund shall not  exercise any right with respect to any Mortgage  Loan to  (i) accelerate  the payment of the  outstanding  principal  balance of such Mortgage Loan plus any other amounts payable under the related Mortgage Note or (ii) increase the related Mortgage Rate as a result of the related  Mortgagor's  termination of employment with the originator of the Mortgage Loan.

(b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise  specifically  provided herein, the following payments and collections  remitted by
Subservicers  or received  by it in respect of the  Mortgage  Loans  subsequent  to the Cut-off  Date (other than in respect of Monthly
Payments due before or in the month of the Cut-off Date):

(i)      All payments on account of  principal,  including  Principal  Prepayments  made by  Mortgagors  on the Mortgage  Loans and the principal  component of any Subservicer  Advance or of any REO Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(ii)     All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans,  including the interest  component of any  Subservicer  Advance or of any REO Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(iii)    Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv)     All proceeds of any Mortgage Loans purchased  pursuant to  Section 2.02,  2.03,  2.04,  4.07, 4.08 or 9.01 (including  amounts received from Residential  Funding  pursuant to the last paragraph of Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that  resulted from a breach of the  representation  and warranty set forth in  clause (bb)  of
         Section 4 of the  Assignment  Agreement) and all amounts  required to be deposited in connection  with the  substitution  of a
         Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

(v)      Any amounts required to be deposited  pursuant to  Section 3.07(c) and  any payments or collections  received in the nature of prepayment charges.

         The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive,  it being  understood  and agreed that, without  limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of
Monthly  Payments due before or in the month of the Cut-off Date) and payments or  collections  consisting  of late payment  charges or assumption  fees may but need not be deposited by the Master  Servicer in the Custodial  Account.  In the event any amount not required to be deposited in the Custodial  Account is so deposited,  the Master Servicer may at any time withdraw such amount from the Custodial
Account,  any provision  herein to the contrary  notwithstanding.  The  Custodial  Account may contain funds that belong to one or more trust funds  created  for  mortgage  pass-through  certificates  of other  series and may contain  other funds  respecting  payments on mortgage  loans  belonging  to the Master  Servicer  or serviced or master  serviced  by it on behalf of others.  Notwithstanding  such commingling of funds,  the Master  Servicer shall keep records that  accurately  reflect the funds on deposit in the Custodial  Account that have been  identified  by it as being  attributable  to the  Mortgage  Loans.  With  respect to  Insurance  Proceeds,  Liquidation
Proceeds,  REO Proceeds,  Subsequent  Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03,
2.04,  4.07 and 4.08 received in any calendar  month,  the Master Servicer may elect to treat such amounts as included in the Available
Distribution  Amount for the  Distribution  Date in the month of  receipt,  but is not  obligated  to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received  (and any related  Realized  Loss shall be deemed to have  occurred) on the last day of the month prior to the receipt thereof.

(c)      The Master  Servicer  shall use its best efforts to cause the  institution  maintaining  the  Custodial  Account to invest the funds in the  Custodial  Account  attributable  to the Mortgage  Loans in Permitted  Investments  which shall mature not later than the
Certificate  Account  Deposit  Date next  following  the date of such  investment  (with the  exception  of the Amount  Held for Future
Distribution)  and which  shall not be sold or  disposed  of prior to their  maturities.  All  income and gain  realized  from any such investment  shall be for the  benefit  of the  Master  Servicer  as  additional  servicing  compensation  and shall be  subject  to its withdrawal  or order from time to time.  The amount of any losses  incurred  in  respect of any such  investments  attributable  to the investment of amounts in respect of the Mortgage  Loans shall be deposited in the Custodial  Account by the Master  Servicer out of its
own funds immediately as realized.

(d)      The Master  Servicer  shall give  written  notice to the  Trustee  and the  Depositor  of any  change in the  location  of the
Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing Accounts.

(a)      In those cases where a Subservicer  is servicing a Mortgage Loan pursuant to a  Subservicing  Agreement,  the Master  Servicer
shall cause the  Subservicer,  pursuant to the  Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts which shall be an Eligible  Account or, if such account is not an Eligible  Account,  shall generally  satisfy the  requirements of the
Program Guide and be otherwise  acceptable to the Master Servicer and each Rating Agency.  The Subservicer  will be required thereby to deposit  into the  Subservicing  Account on a daily  basis all  proceeds  of  Mortgage  Loans  received  by the  Subservicer,  less its
Subservicing Fees and unreimbursed  advances and expenses, to the extent permitted by the Subservicing  Agreement.  If the Subservicing
Account is not an Eligible  Account,  the Master  Servicer  shall be deemed to have  received  such monies upon receipt  thereof by the
Subservicer.  The Subservicer  shall not be required to deposit in the  Subservicing  Account  payments or collections in the nature of late  charges or  assumption  fees,  or payments or  collections  received in the nature of  prepayment  charges to the extent that the
Subservicer is entitled to retain such amounts pursuant to the Subservicing  Agreement.  On or before the date specified in the Program
Guide,  but in no event  later  than the  Determination  Date,  the  Master  Servicer  shall  cause the  Subservicer,  pursuant  to the
Subservicing  Agreement,  to remit to the Master  Servicer  for deposit in the  Custodial  Account  all funds held in the  Subservicing
Account with respect to each Mortgage Loan serviced by such Subservicer  that are required to be remitted to the Master  Servicer.  The
Subservicer will also be required,  pursuant to the  Subservicing  Agreement,  to advance on such scheduled date of remittance  amounts equal to any  scheduled  monthly  installments  of principal and interest less its  Subservicing  Fees on any Mortgage  Loans for which payment was not received by the  Subservicer.  This  obligation  to advance with respect to each  Mortgage Loan will continue up to and including  the first of the month  following  the date on which the  related  Mortgaged  Property is sold at a  foreclosure  sale or is acquired by the Trust Fund by deed in lieu of  foreclosure  or otherwise.  All such advances  received by the Master  Servicer shall be deposited promptly by it in the Custodial Account.

(b)      The Subservicer may also be required,  pursuant to the Subservicing  Agreement, to remit to the Master Servicer for deposit in the  Custodial  Account  interest at the Adjusted  Mortgage  Rate (or  Modified Net Mortgage  Rate plus the rate per annum at which the
Servicing  Fee  accrues in the case of a Modified  Mortgage  Loan) on any  Curtailment  received  by such  Subservicer  in respect of a
Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer  to reduce the unpaid  principal balance of the related  Mortgage Loan as of the first day of such month,  from the date of application of such Curtailment to the first day of the following  month.  Any amounts paid by a  Subservicer  pursuant to the  preceding  sentence  shall be for the benefit of the
Master  Servicer as additional  servicing  compensation  and shall be subject to its  withdrawal or order from time to time pursuant to
Sections 3.10(a)(iv) and (v).

(c)      In addition to the Custodial Account and the Certificate  Account,  the Master Servicer shall for any Nonsubserviced  Mortgage
Loan, and shall cause the  Subservicers for Subserviced  Mortgage Loans to,  establish and maintain one or more Servicing  Accounts and deposit and retain therein all collections from the Mortgagors (or advances from  Subservicers) for the payment of taxes,  assessments, hazard insurance  premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items for the account of the Mortgagors.
Each Servicing  Account shall satisfy the requirements for a Subservicing  Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer,  may also function as a Subservicing Account.  Withdrawals of amounts related to the
Mortgage  Loans  from the  Servicing  Accounts  may be made only to effect  timely  payment  of taxes,  assessments,  hazard  insurance premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items, to reimburse the Master Servicer or Subservicer out of  related  collections  for any  payments  made  pursuant  to  Sections  3.11 (with  respect to the  Primary  Insurance  Policy)  and
3.12(a) (with respect to hazard insurance),  to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required,  to Mortgagors on balances in the Servicing  Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with  Section 9.01 or in accordance  with the Program Guide. As part of its servicing  duties,  the Master
Servicer shall, and the Subservicers will,  pursuant to the Subservicing  Agreements,  be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)      The Master  Servicer  shall  advance the  payments  referred to in the  preceding  subsection that  are not timely paid by the
Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such payment is intended is due, but the Master  Servicer  shall be required  so to advance  only to the extent that such  advances,  in the good faith  judgment of the
Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans.

         In the event that compliance  with this  Section 3.09  shall make any Class of Certificates  legal for investment by federally insured savings and loan associations,  the Master Servicer shall provide,  or cause the Subservicers to provide,  to the Trustee,  the
Office of Thrift  Supervision or the FDIC and the supervisory  agents and examiners thereof access to the  documentation  regarding the
Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded without charge but only upon reasonable  request and during normal business hours at the offices  designated by the Master  Servicer.  The Master Servicer shall  permit such  representatives  to photocopy  any such  documentation  and shall  provide  equipment  for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account.

(a)      The Master  Servicer may, from time to time as provided  herein,  make  withdrawals  from the Custodial  Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)      to remit to the  Trustee  for  deposit  into  the  Certificate  Account  in the  amounts  and in the  manner  provided  for in
         Section 4.01;

(ii)     to reimburse itself or the related  Subservicer for previously  unreimbursed  Advances,  Servicing  Advances or other expenses made pursuant to Sections 3.01,  3.07(a) 3.08,  3.11, 3.12(a),  3.14 and 4.04 or otherwise  reimbursable pursuant to the terms of this Agreement,  such withdrawal  right being limited to amounts  received on the related  Mortgage Loans  (including,  for this  purpose,  REO  Proceeds,  Insurance  Proceeds,  Liquidation  Proceeds and proceeds  from the purchase of a Mortgage Loan pursuant to Section 2.02,  2.03, 2.04, 4.07, 4.08 or 9.01) which represent (A) Late  Collections of Monthly Payments for which any such advance was made in the case of Subservicer  Advances or Advances  pursuant to Section 4.04  and (B) late  recoveries of the payments for which such advances were made in the case of Servicing Advances;

(iii)    to pay to itself or the related  Subservicer (if not previously  retained by such Subservicer) out of each payment received by the Master  Servicer on account of interest on a Mortgage Loan as  contemplated  by Sections 3.14 and 3.16, an amount equal to that remaining  portion of any such payment as to interest (but not in excess of the Servicing Fee and the  Subservicing  Fee, if not previously  retained)  which,  when deducted,  will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the amount specified in the amortization  schedule of the related Mortgage Loan as the principal  balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)     to pay to itself as  additional  servicing  compensation  any interest or investment  income earned on funds  deposited in the
         Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)      to pay to itself as additional  servicing  compensation any Foreclosure  Profits,  and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi)     to pay to itself, a Subservicer,  Residential  Funding,  the Depositor or any other  appropriate  Person,  as the case may be, with respect to each Mortgage Loan or property  acquired in respect  thereof that has been purchased or otherwise  transferred pursuant to  Section 2.02,  2.03, 2.04, 4.07, 4.08 or 9.01, all amounts received thereon and not required to be distributed to
         Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)    to reimburse  itself or the related  Subservicer  for any  Nonrecoverable  Advance or Advances in the manner and to the extent provided in subsection  (c) below,  and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer,  default is reasonably  foreseeable pursuant to Section 3.07(a),  to the extent the amount of the Advance or Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage Loan in
         the preceding calendar month;

(viii)   to  reimburse  itself  or the  Depositor  for  expenses  incurred  by and  reimbursable  to it or the  Depositor  pursuant  to
         Section 3.14(c), 6.03, 10.01 or otherwise;

(ix)     to reimburse  itself for amounts  expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property  damaged by an Uninsured  Cause,  and (b), in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)      to withdraw  any amount  deposited  in the  Custodial  Account  that was not  required  to be  deposited  therein  pursuant to
         Section 3.07,  including  any payoff fees or  penalties  or any other  additional  amounts  payable to the Master  Servicer or
         Subservicer pursuant to the terms of the Mortgage Note.

(b)      Since, in connection  with  withdrawals  pursuant to  clauses (ii),  (iii),  (v) and (vi), the Master  Servicer's  entitlement thereto is limited to  collections  or other  recoveries on the related  Mortgage  Loan,  the Master  Servicer  shall keep and maintain separate  accounting,  on a Mortgage  Loan by Mortgage  Loan basis,  for the purpose of justifying  any  withdrawal  from the Custodial
Account pursuant to such clauses.

(c)      The Master  Servicer  shall be entitled to reimburse  itself or the related  Subservicer  for any advance made in respect of a
Mortgage Loan that the Master Servicer  determines to be a Nonrecoverable  Advance by withdrawal from the Custodial  Account of amounts on  deposit  therein  attributable  to the  Mortgage  Loans  on any  Certificate  Account  Deposit  Date  succeeding  the  date of such determination.  Such  right of  reimbursement  in  respect  of a  Nonrecoverable  Advance  relating  to an  Advance  made  pursuant  to
Section 4.04  on any such  Certificate  Account  Deposit Date shall be limited to an amount not  exceeding  the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.     Maintenance of Primary Insurance Coverage.

(a)      The Master  Servicer shall not take, or permit any  Subservicer  to take,  any action which would result in noncoverage  under any applicable  Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer,  would have been covered  thereunder.  To the extent coverage is available,  the Master Servicer shall keep or cause to be kept in full force and effect each such Primary  Insurance  Policy  until the  principal  balance of the related  Mortgage  Loan  secured by a Mortgaged  Property is reduced to 80% or less of the  Appraised  Value at  origination  in the case of such a Mortgage  Loan having a  Loan-to-Value  Ratio at origination in excess of 80%,  provided that such Primary  Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary  Insurance  Policy.  The Master  Servicer shall not cancel or refuse to renew any such Primary  Insurance
Policy  applicable to a  Nonsubserviced  Mortgage Loan, or consent to any  Subservicer  canceling or refusing to renew any such Primary
Insurance  Policy  applicable  to a Mortgage  Loan  subserviced  by it,  that is in effect at the date of the  initial  issuance of the
Certificates  and is required to be kept in force  hereunder  unless the  replacement  Primary  Insurance  Policy for such  canceled or non-renewed  policy is  maintained  with an insurer  whose  claims-paying  ability is  acceptable  to each Rating  Agency for  mortgage pass-through  certificates  having a rating equal to or better than the lower of the then-current  rating or the rating assigned to the
Certificates as of the Closing Date by such Rating Agency.

(b)      In connection with its activities as  administrator  and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the  related  Subservicer  to  present,  on behalf of the  Master  Servicer,  the  Subservicer,  if any,  the  Trustee  and
Certificateholders,  claims to the insurer under any Primary Insurance  Policies,  in a timely manner in accordance with such policies, and, in this regard,  to take or cause to be taken such  reasonable  action as shall be necessary to permit  recovery under any Primary
Insurance Policies respecting  defaulted Mortgage Loans.  Pursuant to Section 3.07,  any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance  Policies shall be deposited in the Custodial Account,  subject to withdrawal  pursuant to Section 3.10.

Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)      The Master  Servicer shall cause to be maintained  for each Mortgage Loan (other than a Cooperative  Loan) fire insurance with extended  coverage in an amount which is equal to the lesser of the principal  balance owing on such Mortgage Loan  (together  with the principal  balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or  100 percent  of the insurable  value of the  improvements;  provided,  however,  that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related  Subservicing  Agreement,  the
Master Servicer shall replace any  Subservicer  that does not cause such  insurance,  to the extent it is available,  to be maintained.
The Master Servicer shall also cause to be maintained on property  acquired upon  foreclosure,  or deed in lieu of foreclosure,  of any
Mortgage Loan (other than a  Cooperative  Loan),  fire  insurance  with  extended  coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance  clause  contained in the related hazard  insurance  policy.  Pursuant to
Section 3.07,  any  amounts  collected  by the  Master  Servicer  under any such  policies  (other  than  amounts  to be applied to the restoration or repair of the related  Mortgaged  Property or property thus acquired or amounts  released to the Mortgagor in accordance with the Master Servicer's normal servicing  procedures) shall be deposited in the Custodial  Account,  subject to withdrawal  pursuant to  Section 3.10.  Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to  Certificateholders,  be added to the amount owing under the Mortgage Loan,  notwithstanding that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable  by the Master  Servicer out of related late payments by the Mortgagor or out of Insurance  Proceeds and  Liquidation  Proceeds to the extent  permitted by  Section 3.10.  It is  understood  and agreed that no earthquake  or other  additional  insurance  is to be required of any  Mortgagor  or  maintained  on property  acquired in respect of a
Mortgage Loan other than pursuant to such  applicable  laws and  regulations as shall at any time be in force and as shall require such additional  insurance.  Whenever the improvements  securing a Mortgage Loan (other than a Cooperative  Loan) are located at the time of origination  of such  Mortgage  Loan in a federally  designated  special  flood  hazard  area,  the Master  Servicer  shall cause flood insurance  (to the extent  available)  to be maintained in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the  amount  required to  compensate  for any loss or damage to the Mortgaged  Property on a  replacement  cost basis and
(ii) the  maximum amount of such insurance  available for the related  Mortgaged  Property under the national flood  insurance  program
(assuming that the area in which such Mortgaged  Property is located is  participating  in such  program).In  the event that the Master
Servicer  shall obtain and maintain a blanket fire insurance  policy with extended  coverage  insuring  against hazard losses on all of the Mortgage  Loans,  it shall  conclusively  be deemed to have  satisfied its  obligations  as set forth in the first sentence of this
Section 3.12(a),  it being  understood and agreed that such policy may contain a deductible  clause,  in which case the Master Servicer shall,  in the event that there shall not have been  maintained on the related  Mortgaged  Property a policy  complying  with the first sentence  of this  Section 3.12(a) and  there  shall have been a loss  which  would have been  covered by such  policy,  deposit in the
Certificate  Account the amount not otherwise payable under the blanket policy because of such deductible  clause.  Any such deposit by the Master Servicer shall be made on the  Certificate  Account  Deposit Date next preceding the  Distribution  Date which occurs in the month  following the month in which payments under any such policy would have been  deposited in the Custodial  Account.  In connection with its activities as administrator  and servicer of the Mortgage Loans,  the Master Servicer agrees to present,  on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

(b)      The Master  Servicer  shall  obtain and maintain at its own expense and keep in full force and effect  throughout  the term of this  Agreement a blanket  fidelity bond and an errors and  omissions  insurance  policy  covering the Master  Servicer's  officers and employees and other persons  acting on behalf of the Master  Servicer in  connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac,  whichever is greater, with respect to the Master  Servicer if the Master  Servicer were  servicing and  administering  the Mortgage  Loans for  Fannie Mae or
Freddie  Mac.  In the event  that any such bond or policy  ceases to be in  effect,  the  Master  Servicer  shall  obtain a  comparable replacement bond or policy from an issuer or insurer,  as the case may be, meeting the  requirements,  if any, of the Program Guide and acceptable to the Depositor.  Coverage of the Master  Servicer  under a policy or bond obtained by an Affiliate of the Master  Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a)      When any Mortgaged Property is conveyed by the Mortgagor,  the Master Servicer or Subservicer,  to the extent it has knowledge of such  conveyance,  shall enforce any due-on-sale  clause  contained in any Mortgage Note or Mortgage,  to the extent permitted under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not adversely  affect or jeopardize coverage under any Required  Insurance  Policy.  Notwithstanding  the foregoing:  (i) the Master  Servicer shall not be deemed to be in default  under this  Section 3.13(a) by  reason of any  transfer or  assumption  which the Master  Servicer is  restricted  by law from preventing;  and  (ii) if  the Master  Servicer  determines  that it is  reasonably  likely that any  Mortgagor  will bring,  or if any
Mortgagor  does bring,  legal  action to declare  invalid or otherwise  avoid  enforcement  of a  due-on-sale  clause  contained in any
Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)      Subject to the Master  Servicer's duty to enforce any due-on-sale  clause to the extent set forth in  Section 3.13(a),  in any case in which a Mortgaged  Property is to be conveyed to a Person by a  Mortgagor,  and such Person is to enter into an  assumption  or modification  agreement or  supplement  to the  Mortgage  Note or Mortgage  which  requires  the  signature  of the  Trustee,  or if an instrument of release  signed by the Trustee is required  releasing  the  Mortgagor  from  liability on the Mortgage  Loan,  the Master
Servicer is authorized,  subject to the requirements of the sentence next following,  to execute and deliver, on behalf of the Trustee, the  assumption  agreement  with the Person to whom the  Mortgaged  Property  is to be  conveyed  and such  modification  agreement  or supplement  to the  Mortgage  Note or  Mortgage or other  instruments  as are  reasonable  or  necessary  to carry out the terms of the
Mortgage  Note or Mortgage or otherwise to comply with any  applicable  laws  regarding  assumptions  or the transfer of the  Mortgaged
Property to such Person;  provided,  however,  none of such terms and requirements  shall both constitute a "significant  modification"
effecting  an exchange or  reissuance  of such  Mortgage  Loan under the Code (or final,  temporary  or proposed  Treasury  regulations promulgated  thereunder)  and cause any REMIC  created  hereunder to fail to qualify as REMICs under the Code or the  imposition of any tax on "prohibited  transactions"  or  "contributions"  after the startup date under the REMIC  Provisions.  The Master  Servicer shall execute and deliver such  documents  only if it reasonably  determines  that (i) its  execution and delivery  thereof will not conflict with or violate any terms of this  Agreement  or cause the unpaid  balance and  interest on the Mortgage  Loan to be  uncollectible  in
whole  or  in  part,   (ii) any  required  consents  of  insurers  under  any  Required  Insurance  Policies  have  been  obtained  and
(iii) subsequent  to the closing of the  transaction  involving the  assumption or transfer  (A) the  Mortgage Loan will continue to be secured by a first  mortgage lien (or junior lien of the same  priority in relation to any senior  mortgage  loan,  with respect to any
Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage,  (B) such  transaction will not adversely affect the coverage under any Required  Insurance  Policies,  (C) the  Mortgage Loan will fully  amortize over the remaining term thereof,  (D) no material  term of the  Mortgage  Loan  (including  the  interest  rate on the  Mortgage  Loan) will be altered nor will the term of the
Mortgage Loan be changed and (E) if the  seller/transferor  of the Mortgaged  Property is to be released from liability on the Mortgage
Loan,  the  buyer/transferee  of the Mortgaged  Property  would be qualified to assume the Mortgage Loan based on generally  comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's  good faith  determination)  adversely affect the  collectability  of the Mortgage Loan.  Upon receipt of appropriate  instructions  from the Master  Servicer in accordance with the foregoing,  the Trustee shall execute any necessary  instruments  for such  assumption or  substitution of liability as directed by the
Master  Servicer.  Upon the closing of the transactions  contemplated by such documents,  the Master Servicer shall cause the originals or true and correct copies of the assumption  agreement,  the release (if any), or the  modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the  Custodian  and deposited  with the Mortgage  File for such  Mortgage  Loan.  Any fee collected by the Master Servicer or such related  Subservicer  for entering into an assumption or  substitution of liability  agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)      The Master  Servicer or the related  Subservicer,  as the case may be, shall be entitled to approve a request from a Mortgagor for a partial  release of the  related  Mortgaged  Property,  the  granting  of an  easement  thereon in favor of another  Person,  any alteration  or  demolition  of the related  Mortgaged  Property  (or,  with  respect to a  Cooperative  Loan,  the related  Cooperative
Apartment)  without any right of  reimbursement  or other similar  matters if it has  determined,  exercising  its good faith  business judgment in the same manner as it would if it were the owner of the related  Mortgage  Loan,  that the security for, and the timely and full  collectability  of, such  Mortgage  Loan would not be adversely  affected  thereby and that each REMIC  created  hereunder  would continue  to qualify as a REMIC under the Code as a result  thereof and that no tax on  "prohibited  transactions"  or  "contributions"
after the Startup Date would be imposed on any REMIC created  hereunder as a result  thereof.  Any fee collected by the Master Servicer or the related  Subservicer  for processing  such a request will be retained by the Master  Servicer or such  Subservicer as additional servicing compensation.

(d)      Subject to any other  applicable  terms and conditions of this Agreement,  the Master Servicer shall be entitled to approve an assignment  in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided  the obligee  with  respect to such  Mortgage  Loan following such proposed  assignment  provides the Master Servicer with a "Lender  Certification for Assignment of Mortgage Loan" in the
form attached hereto as Exhibit N,  in form and substance  satisfactory to the Master Servicer,  providing the following:  (i) that the
Mortgage Loan is secured by Mortgaged  Property  located in a jurisdiction  in which an assignment in lieu of  satisfaction is required to preserve lien priority,  minimize or avoid mortgage  recording  taxes or otherwise  comply with, or facilitate a refinancing  under, the laws of such  jurisdiction;  (ii) that the substance of the  assignment  is, and is intended to be, a refinancing  of such Mortgage
Loan and that the form of the transaction is solely to comply with, or facilitate the transaction  under,  such local laws;  (iii) that the Mortgage  Loan  following  the proposed  assignment  will have a rate of interest at least 0.25 percent  below or above the rate of interest on such Mortgage  Loan prior to such proposed  assignment;  and  (iv) that  such  assignment is at the request of the borrower under the related  Mortgage Loan. Upon approval of an assignment in lieu of satisfaction  with respect to any Mortgage Loan, the Master
Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such Mortgage Loan and the
Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans.

(a)      The Master  Servicer  shall  foreclose  upon or  otherwise  comparably  convert  (which may  include an REO  Acquisition)  the ownership  of  properties  securing  such of the Mortgage  Loans as come into and  continue in default and as to which no  satisfactory arrangements can be made for collection of delinquent  payments pursuant to Section 3.07.  Alternatively,  the Master Servicer may take other actions in respect of a defaulted  Mortgage  Loan,  which may include  (i) accepting  a short sale (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor)
or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to  facilitate  refinancing  transactions  by the  Mortgagor not  involving a sale of the  Mortgaged  Property),  (ii) arranging  for a repayment plan or  (iii) agreeing  to a modification in accordance  with  Section 3.07.  In connection  with such  foreclosure or other conversion or action, the Master Servicer shall,  consistent with  Section 3.11,  follow such practices and procedures as it shall deem necessary  or  advisable,  as shall be normal and usual in its  general  mortgage  servicing  activities  and as shall be  required  or permitted by the Program Guide;  provided that the Master Servicer shall not be liable in any respect  hereunder if the Master Servicer is acting in connection with any such  foreclosure or other  conversion or action in a manner that is consistent with the provisions of this Agreement.  The Master Servicer,  however,  shall not be required to expend its own funds or incur other  reimbursable  charges in connection  with any  foreclosure,  or attempted  foreclosure  which is not  completed,  or towards the  correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall  determine  (i) that such  restoration  and/or foreclosure  will increase the proceeds of  liquidation  of the Mortgage Loan to Holders of  Certificates  of one or more Classes after reimbursement  to itself for such  expenses or charges and  (ii) that  such  expenses  and charges  will be  recoverable  to it through
Liquidation  Proceeds,  Insurance Proceeds,  or REO Proceeds  (respecting which it shall have priority for purposes of withdrawals from the  Custodial  Account  pursuant to  Section 3.10,  whether or not such  expenses  and charges are actually  recoverable  from related
Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds).  In the event of such a determination by the Master Servicer  pursuant to this  Section 3.14(a),  the Master Servicer shall be entitled to  reimbursement of its funds so expended  pursuant to Section 3.10.  In addition,  the Master  Servicer may pursue any  remedies  that may be available in  connection  with a breach of a  representation  and warranty  with respect to any such  Mortgage  Loan in accordance  with  Sections  2.03 and 2.04.  However,  the Master  Servicer is not
required to continue to pursue both  foreclosure  (or similar  remedies)  with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer  determines in its reasonable  discretion that one such remedy is more likely to result in a greater  recovery as to the Mortgage  Loan.  Upon the occurrence of a Cash  Liquidation or REO  Disposition, following the deposit in the Custodial  Account of all  Insurance  Proceeds,  Liquidation  Proceeds and other  payments and  recoveries referred to in the  definition  of "Cash  Liquidation"  or "REO  Disposition,"  as  applicable,  upon receipt by the Trustee of written notification  of such deposit signed by a Servicing  Officer,  the Trustee or the  Custodian,  as the case may be, shall release to the
Master  Servicer the related  Mortgage  File and the Trustee  shall  execute and deliver  such  instruments  of transfer or  assignment prepared by the Master Servicer,  in each case without recourse,  as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related  Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding the  foregoing or any other  provision of this  Agreement,  in the Master  Servicer's  sole  discretion  with respect to any  defaulted
Mortgage Loan or REO Property as to either of the following  provisions,  (i) a Cash  Liquidation or REO  Disposition  may be deemed to have occurred if  substantially  all amounts  expected by the Master Servicer to be received in connection  with the related  defaulted
Mortgage  Loan or REO Property  have been  received,  and (ii) for  purposes of  determining  the amount of any  Liquidation  Proceeds,
Insurance  Proceeds,  REO Proceeds or other  unscheduled  collections or the amount of any Realized Loss, the Master  Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated  additional  liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)      In the event that title to any Mortgaged  Property is acquired by the Trust Fund as an REO Property by  foreclosure or by deed in  lieu of  foreclosure,  the  deed  or  certificate  of  sale  shall  be  issued  to the  Trustee  or to its  nominee  on  behalf  of
Certificateholders.  Notwithstanding  any such  acquisition of title and  cancellation of the related  Mortgage Loan, such REO Property shall (except as otherwise  expressly  provided  herein) be considered to be an Outstanding  Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold.  Consistent with the foregoing for purposes of all calculations  hereunder so long as such
REO Property  shall be considered to be an Outstanding  Mortgage Loan it shall be assumed that,  notwithstanding  that the indebtedness evidenced by the related Mortgage Note shall have been discharged,  such Mortgage Note and the related amortization  schedule in effect at the time of any such  acquisition of title (after giving effect to any previous  Curtailments  and before any adjustment  thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)      In the event that the Trust Fund  acquires  any REO  Property  as  aforesaid  or  otherwise  in  connection  with a default or imminent  default on a Mortgage Loan, the Master  Servicer on behalf of the Trust Fund shall dispose of such REO Property  within three full years  after the  taxable  year of its  acquisition  by the Trust Fund for  purposes  of  Section 860G(a)(8)  of the Code (or such shorter period as may be necessary under  applicable  state (including any state in which such property is located) law to maintain the status of each REMIC created  hereunder as a REMIC under  applicable  state law and avoid taxes resulting from such property failing to be foreclosure  property under  applicable state law) or, at the expense of the Trust Fund,  request,  more than 60 days before the day on which such grace period would  otherwise  expire,  an extension  of such grace  period  unless the Master  Servicer  obtains for the
Trustee an Opinion of Counsel,  addressed to the Trustee and the Master  Servicer,  to the effect that the holding by the Trust Fund of such REO Property  subsequent to such period will not result in the  imposition  of taxes on  "prohibited  transactions"  as defined in
Section 860F  of the Code or cause any REMIC created  hereunder to fail to qualify as a REMIC (for federal (or any applicable  State or local) income tax purposes) at any time that any Certificates  are outstanding,  in which case the Trust Fund may continue to hold such
REO Property (subject to any conditions  contained in such Opinion of Counsel).  The Master Servicer shall be entitled to be reimbursed from the Custodial  Account for any costs incurred in obtaining such Opinion of Counsel,  as provided in Section 3.10.  Notwithstanding any other  provision  of this  Agreement,  no REO  Property  acquired  by the Trust Fund shall be rented (or  allowed to continue to be rented) or  otherwise  used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would  (i) cause  such REO
Property to fail to qualify as "foreclosure  property" within the meaning of  Section 860G(a)(8)  of the Code or (ii) any subject REMIC created  hereunder to the  imposition  of any federal  income taxes on the income  earned from such REO  Property,  including any taxes imposed by reason of  Section 860G(c) of  the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)      The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage Loan pursuant to the terms of this  Agreement,  as well as any recovery (other than Subsequent  Recoveries)  resulting from a collection of Liquidation  Proceeds,
Insurance  Proceeds or REO Proceeds,  will be applied in the following  order of priority:  first,  to reimburse the Master Servicer or the related Subservicer in accordance with  Section 3.10(a)(ii);  second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage  Loan,  and any related REO Imputed  Interest,  at the Net Mortgage Rate (or the Modified Net Mortgage Rate in
the case of a Modified  Mortgage  Loan) (less  Deferred  Interest,  if any),  to the Due Date in the  related  Due Period  prior to the
Distribution  Date on which such amounts are to be  distributed;  third,  to the  Certificateholders  as a recovery of principal on the
Mortgage  Loan (or REO  Property)  (provided  that if any such Class of  Certificates  to which such  Realized Loss was allocated is no longer  outstanding,  such  subsequent  recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was  retired);  fourth,  to all  Servicing  Fees and  Subservicing  Fees  payable  therefrom  (and the Master  Servicer and the
Subservicer  shall have no claims for any  deficiencies  with respect to such fees which  result from the  foregoing  allocation);  and fifth, to Foreclosure Profits.

(e)      In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person,  in connection  with any  foreclosure  or  acquisition  of a deed in lieu of  foreclosure  (together,  "foreclosure")  in respect of such Mortgage Loan, the
Master Servicer shall cause compliance with the provisions of Treasury  Regulation  Section 1.1445-2(d)(3)  (or any successor  thereto)
necessary to assure that no withholding tax obligation  arises with respect to the proceeds of such  foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Mortgage Files.

(a)      Upon  becoming  aware  of the  payment  in full of any  Mortgage  Loan,  or upon  the  receipt  by the  Master  Servicer  of a notification  that payment in full will be escrowed in a manner  customary for such purposes,  the Master  Servicer  shall  immediately notify the  Trustee (if it holds the  related  Mortgage  File) or the  Custodian  by a  certification  of a  Servicing  Officer  (which certification  shall  include a statement  to the effect that all amounts  received or to be received in  connection  with such payment which  are  required  to be  deposited  in the  Custodial  Account  pursuant  to  Section 3.07  have  been or  will  be so  deposited), substantially  in one of the forms attached  hereto as Exhibit H  requesting  delivery to it of the Mortgage File. Upon receipt of such certification  and request,  the Trustee shall promptly  release,  or cause the Custodian to release,  the related Mortgage File to the
Master  Servicer.  The Master  Servicer is authorized to execute and deliver to the  Mortgagor  the request for  reconveyance,  deed of reconveyance or release or satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage
Note with,  as  appropriate,  written  evidence of  cancellation  thereon and to cause the removal from the  registration  on the MERS(R)
System of such Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them,  any and all instruments of  satisfaction or cancellation  or of partial or full release,  including any applicable UCC termination  statements.  No expenses  incurred in connection  with any  instrument of  satisfaction  or deed of  reconveyance  shall be chargeable to the Custodial
Account or the Certificate Account.

(b)      From time to time as is appropriate  for the servicing or foreclosure of any Mortgage Loan, the Master  Servicer shall deliver to the  Custodian,  with a copy to the Trustee,  a certificate  of a Servicing  Officer  substantially  in one of the forms attached as
Exhibit H  hereto,  requesting  that  possession  of all, or any document  constituting  part of, the Mortgage  File be released to the
Master  Servicer and  certifying as to the reason for such release and that such release will not  invalidate  any  insurance  coverage provided in respect of the  Mortgage  Loan under any  Required  Insurance  Policy.  Upon receipt of the  foregoing,  the Trustee  shall deliver,  or cause the Custodian to deliver,  the Mortgage File or any document  therein to the Master  Servicer.  The Master  Servicer shall cause each  Mortgage  File or any document  therein so released to be returned to the Trustee,  or the Custodian as agent for the
Trustee when the need therefore by the Master  Servicer no longer  exists,  unless  (i) the  Mortgage Loan has been  liquidated and the
Liquidation  Proceeds  relating to the Mortgage  Loan have been  deposited in the Custodial  Account or (ii) the  Mortgage File or such document has been  delivered  directly or through a  Subservicer  to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of  initiating  or pursuing  legal  action or other  proceedings  for the  foreclosure  of the  Mortgaged
Property either judicially or  non-judicially,  and the Master Servicer has delivered  directly or through a Subservicer to the Trustee a certificate of a Servicing  Officer  certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such  delivery.  In the event of the  liquidation  of a Mortgage  Loan,  the Trustee shall deliver the Request for Release with  respect  thereto to the Master  Servicer  upon the  Trustee's  receipt of  notification  from the
Master Servicer of the deposit of the related Liquidation Proceeds in the Custodial Account.

(c)      The Trustee or the Master  Servicer on the Trustee's  behalf shall execute and deliver to the Master  Servicer,  if necessary, any court  pleadings,  requests for trustee's sale or other  documents  necessary to the  foreclosure or trustee's sale in respect of a
Mortgaged  Property or to any legal action  brought to obtain  judgment  against any  Mortgagor on the Mortgage  Note or Mortgage or to
obtain a  deficiency  judgment,  or to enforce any other  remedies or rights  provided by the  Mortgage  Note or Mortgage or  otherwise available at law or in equity.  Together  with such  documents or  pleadings  (if signed by the  Trustee),  the Master  Servicer  shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the Trustee shall not  invalidate  any insurance  coverage under any Required  Insurance  Policy or invalidate or otherwise  affect the lien of the
Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Eligible Master Servicing Compensation.

(a)      The Master Servicer,  as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts  provided  for by  clauses (iii) ,  (iv),  (v) and  (vi) of  Section 3.10(a),  subject to  clause (e) below.  The amount of servicing  compensation  provided for in such clauses shall be accounted for on a Mortgage  Loan-by-Mortgage  Loan basis.  In the event
that   Liquidation   Proceeds,   Insurance   Proceeds  and  REO  Proceeds   (net  of  amounts   reimbursable   therefrom   pursuant  to
Section 3.10(a)(ii))  in respect of a Cash Liquidation or  REO Disposition  exceed the unpaid  principal  balance of such Mortgage Loan plus unpaid interest  accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan),  the Master  Servicer shall be entitled to retain  therefrom and to pay to itself and/or the related  Subservicer,  any Foreclosure  Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)      Additional  servicing  compensation in the form of payment charges,  assumption fees, late payment charges,  investment income on amounts  in the  Custodial  Account or the  Certificate  Account  or  otherwise  shall be  retained  by the Master  Servicer  or the
Subservicer to the extent provided herein, subject to clause (e) below.

(c)      The Master  Servicer  shall be required to pay,  or cause to be paid,  all  expenses  incurred  by it in  connection  with its servicing activities  hereunder (including payment of premiums for the Primary Insurance Policies,  if any, to the extent such premiums are not required to be paid by the related  Mortgagors,  and the fees and expenses of the Trustee and the  Custodian)  and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

(d)      The  Master  Servicer's  right to  receive  servicing  compensation  may not be  transferred  in whole  or in part  except  in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e)      Notwithstanding  clauses (a) and  (b) above,  the amount of servicing  compensation that the Master Servicer shall be entitled to receive for its  activities  hereunder for the period ending on each  Distribution  Date shall be reduced (but not below zero) by an amount equal to Eligible Master  Servicing  Compensation  (if any) for such  Distribution  Date. Such reduction shall be applied during such  period as follows:  first,  to any  Servicing  Fee or  Subservicing  Fee to which the Master  Servicer  is  entitled  pursuant to
Section 3.10(a)(iii) ;  second,  to any income or gain  realized  from any  investment  of funds held in the  Custodial  Account or the
Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b),  respectively;  and third, to any amounts of servicing  compensation  to which the Master  Servicer is entitled  pursuant to  Section 3.10(a)(v) or  (vi). In making such reduction,  the Master  Servicer  shall not withdraw from the Custodial  Account any such amount  representing  all or a portion of the
Servicing  Fee to which it is entitled  pursuant to  Section 3.10(a)(iii) ;  (ii) shall  not  withdraw  from the  Custodial  Account or
Certificate Account any such amount to which it is entitled pursuant to  Section 3.07(c) or  4.01(b) and  (iii) shall not withdraw from the Custodial Account any such amount of servicing  compensation to which it is entitled pursuant to  Section 3.10(a)(v) or  (vi). With respect  to any  Distribution  Date,  Eligible  Master  Servicing  Compensation  shall be used on such  Distribution  Date to cover and
Prepayment Interest Shortfalls.

Section 3.17.     Reports to the Trustee and the Depositor.

         Not later than fifteen days after each  Distribution  Date, the Master Servicer shall forward to the Trustee and the Depositor a statement,  certified by a Servicing  Officer,  setting forth the status of the Custodial Account as of the close of business on such
Distribution  Date as it relates to the  Mortgage  Loans and  showing,  for the period  covered by such  statement,  the  aggregate  of deposits in or  withdrawals  from the  Custodial  Account in respect of the Mortgage  Loans for each  category of deposit  specified in
Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

         The Master  Servicer  shall  deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year or
(b) with respect to any calendar  year during which the  Depositor's  annual  report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the Commission,  the date on which the  Depositor's  annual report on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules and  regulations  of the  Commission,  (i) a  servicing assessment as described in Section 4.03(f)(ii) and (ii) a servicer  compliance  statement signed by an authorized officer of the Master
Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

(i)      A review of the Master  Servicer's  activities  during the reporting period and of its performance  under this Agreement,  has been made under such officer's supervision.

(ii)     To the best of such  officer's  knowledge,  based on such review,  the Master  Servicer has fulfilled  all of its  obligations under this Agreement in all material  respects  throughout the reporting period or, if there has been a failure to fulfill any such  obligation  in any  material  respect,  specifying  each such  failure  known to such  officer and the nature and status thereof.

         The  Master  Servicer  shall use  commercially  reasonable  efforts  to obtain  from all other  parties  participating  in the servicing function any additional  certifications  required under Item 1123 of Regulation AB to the extent required to be included in a
Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Master Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report.

         On or before the earlier of (a) March 31 of each year or (b) with  respect to any calendar  year during which the  Depositor's annual  report  on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the  rules  and  regulations  of the
Commission,  the date on which  the  annual  report is  required  to be filed in  accordance  with the  Exchange  Act and the rules and regulations of the Commission,  the Master Servicer at its expense shall cause a firm of independent  public  accountants,  which shall be members of the American  Institute of Certified  Public  Accountants,  to furnish to the Depositor  and the Trustee the  attestation required  under Item 1122(b) of Regulation AB. In rendering such  statement,  such firm may rely, as to matters  relating to the direct servicing of mortgage loans by Subservicers,  upon comparable  statements for examinations  conducted by independent public accountants substantially in accordance with standards  established by the American Institute of Certified Public Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Right of the Depositor in Respect of the Master Servicer.

         The Master Servicer shall afford the Depositor and the Trustee,  upon reasonable  notice,  during normal business hours access to all records  maintained  by the Master  Servicer in respect of its rights and  obligations  hereunder  and access to officers of the
Master Servicer  responsible for such obligations.  Upon request,  the Master Servicer shall furnish the Depositor and the Trustee with its most recent  financial  statements and such other  information as the Master Servicer  possesses  regarding its business,  affairs, property and condition,  financial or otherwise.  The Master Servicer shall also cooperate with all reasonable requests for information including,  but not limited to, notices,  tapes and copies of files,  regarding itself, the Mortgage Loans or the Certificates from any
Person or Persons identified by the Depositor or Residential  Funding.  The Depositor may, but is not obligated to perform,  or cause a designee to  perform,  any  defaulted  obligation  of the Master  Servicer  hereunder  or  exercise  the rights of the Master  Servicer hereunder;  provided that the Master Servicer shall not be relieved of any of its obligations  hereunder by virtue of such  performance by the Depositor or its designee.  Neither the Depositor nor the Trustee shall have the  responsibility  or liability for any action or failure to act by the Master  Servicer and is not obligated to supervise the  performance  of the Master  Servicer under this Agreement or otherwise.

ARTICLE IV

                                                    PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)      The Master  Servicer  acting as agent of the Trustee shall  establish  and maintain a Certificate  Account in which the Master
Servicer  shall  deposit or cause to be  deposited  on behalf of the Trustee on or before 2:00 P.M.  New York time on each  Certificate
Account  Deposit  Date by wire  transfer  of  immediately  available  funds an  amount  equal  to the sum of  (i) any  Advance  for the immediately  succeeding  Distribution Date, (ii) any amount required to be paid pursuant to Section 3.12(a),  (iii) any amount required to be deposited in the Certificate  Account pursuant to Section 3.16(e),  Section 4.07 or Section 4.08,  (iv) any amount required to be paid pursuant to  Section 9.01,  (v) any  prepayment  charges on the Mortgage Loans received during the related  Prepayment  Period and
(vi) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b)      On or prior to the Business Day  immediately  following  each  Determination  Date, the Master  Servicer  shall  determine any amounts  owed by the Yield  Maintenance  Agreement  Provider  under the Yield  Maintenance  Agreement  and any amounts owed by the Swap
Counterparty under the Swap Agreement and inform the Trustee,  or the Supplemental  Interest Trust Trustee,  as applicable,  in writing of the amount so calculated.

(c)      The  Trustee  shall,  upon  written  request  from the  Master  Servicer,  invest or cause  the  institution  maintaining  the
Certificate Account to invest the funds in the Certificate Account in Permitted  Investments  designated in the name of the Trustee for the benefit of the  Certificateholders,  which shall mature not later than the Business Day next preceding the  Distribution  Date next following  the date of such  investment  (except  that (i) if such  Permitted  Investment  is an  obligation  of the  institution  that maintains such account or a fund for which such  institution  serves as custodian,  then such  Permitted  Investment may mature on such
Distribution  Date and (ii) any  other  investment  may mature on such  Distribution  Date if the Trustee  shall  advance funds on such
Distribution  Date to the  Certificate  Account in the amount payable on such  investment on such  Distribution  Date,  pending receipt thereof to the extent  necessary to make  distributions  on the  Certificates)  and shall not be sold or disposed of prior to maturity.
All income and gain  realized  from any such  investment  shall be for the benefit of the Master  Servicer  and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such  investments  shall be deposited in the
Certificate Account by the Master Servicer out of its own funds immediately as realized.

Section 4.02.     Distributions.

(a)      On each  Distribution  Date,  the Trustee (or the Paying Agent on behalf of the Trustee)  shall  allocate and  distribute  the
Available  Distribution  Amount,  if any, for such date to the interests issued in respect of REMIC I and REMIC II as specified in this
Section.

(b)      (1)      On each  Distribution  Date,  the following  amounts,  in the following  order of priority,  shall be  distributed by
REMIC I to REMIC II on account of the REMIC I Regular Interests:

(A)               to the extent of the Available  Distribution  Amount, to the Holders of the REMIC I Regular Interests,  pro rata, in an amount equal to (A) the related  Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous  Distribution  Dates.  Amounts payable as  Uncertificated  Accrued Interest in respect of REMIC I Regular  Interest ZZ shall be reduced when the REMIC I  Overcollateralization  Amount is less than the REMIC I  Required  Overcollateralization  Amount,  by the lesser of (x) the amount of such difference and (y) the
                  REMIC I  Regular  Interest ZZ Maximum  Interest  Deferral  Amount,  and such amount will be payable to the Holders of
                  REMIC I  Regular  Interests  A-1,  A-2,  A-3,  M-1,  M-2,  M-3,  M-4,  M-5  and  M-6 in the  same  proportion  as the
                  Overcollateralization   Increase  Amount  is  allocated  to  the  corresponding   Class  of  Certificates,   and  the
                  Uncertificated Principal Balance of the REMIC I Regular Interest ZZ shall be increased by such amount; and

(B)               on each Distribution Date, to the Holders of REMIC I Regular  Interests,  in an amount equal to the remainder of the Available
                  Distribution  Amount after the  distributions  made  pursuant to  clause (i) above,  allocated as follows  (except as provided  below):  (A) to the  Holders  of the  REMIC I  Regular  Interest  AA,  98.00% of such  remainder  until the
                  Uncertificated  Principal  Balance of such REMIC I Regular Interest is reduced to zero; (B) to the Holders of REMIC I
                  Regular  Interests A-1, A-2, A-3, M-1, M-2, M-3, M-4, M-5 and M-6, 1.00% of such remainder in the same  proportion as amounts are distributed in respect of principal on the  corresponding  Class of  Certificates;  (C) to the Holders of
                  the REMIC I  Regular  Interest  ZZ,  1.00% of such  remainder;  and (D) any  remaining  amounts to the Holders of the
                  Class R-I Certificates;  provided,  however, that 98.00% and 2.00% of any principal payments that are attributable to an  Overcollateralization  Reduction  Amount  shall be allocated  to Holders of the REMIC I  Regular  Interest AA and
                  REMIC I  Regular  Interest ZZ,  respectively;  and provided  further,  that any prepayment  charges on deposit in the
                  Certificate  Account  attributable  to prepayment  charges  received on the Mortgage Loans during the related Payment
                  Period shall be deemed distributed to REMIC II as the holder of the REMIC I Regular Interest AA.

(2)      Notwithstanding  the  distributions  described in this  Section 4.02(b),  distribution of funds from the  Certificate  Account shall be made only in accordance with Section 4.02(c).

(c)      On each  Distribution  Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall  distribute  to each  Certificateholder  of record on the next  preceding  Record Date  (other  than as provided in  Section 9.01 respecting  the final  distribution)  either in  immediately  available  funds (by wire  transfer or  otherwise) to the account of such
Certificateholder  at a bank or other entity having appropriate  facilities  therefor,  if such  Certificateholder  has so notified the
Master Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder  has not so notified the Master Servicer or the
Paying Agent by the Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate
Register such  Certificateholder's  share (which share with respect to each Class of  Certificates,  shall be based on the aggregate of the Percentage  Interests  represented by Certificates  of the applicable  Class held by such Holder of the following  amounts,  in the following  order of priority,  subject to the provisions of  Section 4.02(d)),  to the extent of the Available  Distribution  Amount on deposit in the Certificate Account with respect to  clauses (i) through  (xii), and to the extent of the sum of the remaining Available
Distribution  Amount on deposit in the  Certificate  Account  with  respect to  clauses (xiii)  through  (xxii)  (and,  with respect to clause (xxi)(B) below, to the extent of prepayment charges on deposit in the Certificate Account):

(i)      to the Class A  Certificateholders,  the Class A Interest  Distribution  Amount,  with such amount allocated among the Class A
         Certificateholders on a pro rata basis;

(ii)     to the  Class M-1  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-1 Interest Distribution Amount;

(iii)    to the  Class M-2  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-2 Interest Distribution Amount;

(iv)     to the  Class M-3  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-3 Interest Distribution Amount;

(v)      to the  Class M-4  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-4 Interest Distribution Amount;

(vi)     to the  Class M-5  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-5 Interest Distribution Amount;

(vii)    to the  Class M-6  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount  remaining  after the foregoing distributions, the Class M-6 Interest Distribution Amount;

(viii)   to the Class A and Class M  Certificateholders,  from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions,  the Principal Distribution Amount (other than the amounts set forth in clauses (b)(iv),  (b)(v), and (b)(vi) of the definition thereof),  in the order of priority described in  Section 4.02(d) hereof,  until the Certificate
         Principal Balances of the Class A and Class M Certificates have been reduced to zero;

(ix)     to the  Class A  and  Class M  Certificateholders,  from the  amount,  if any,  of Excess  Cash Flow,  an amount  equal to the principal  portion of Realized Losses  previously  allocated to reduce the Certificate  Principal  Balance of any Class of the
         Class A  and Class M  Certificates  and  remaining  unreimbursed,  but only to the extent of  Subsequent  Recoveries  for that
         Distribution  Date,  which  amount  shall be  included  in the  Principal  Distribution  Amount  and paid in  accordance  with
         Section 4.02(d) hereof,  until the Certificate Principal Balances of the Class A and Class M Certificates have been reduced to zero;

(x)      to the Class A and Class M  Certificateholders,  from the amount,  if any, of Excess Cash Flow  remaining  after the foregoing distributions,  an amount  equal to the  principal  portion of Realized  Losses on the Mortgage  Loans during the  immediately preceding Prepayment Period,  which amount shall be included in the Principal  Distribution Amount and paid in accordance with
         Section 4.02(d) hereof,  until the Certificate  Principal  Balances of the Class A and Class M  Certificates have been reduced to zero;

(xi)     to the  Class A  and  Class M  Certificateholders,  from the  amount,  if any,  of the Excess  Cash Flow  remaining  after the foregoing  distributions,  the  Overcollateralization  Increase  Amount for such  Distribution  Date,  which  amount  shall be included in the  Principal  Distribution  Amount and paid in accordance  with  Section 4.02(d) hereof,  until the  Certificate
         Principal Balances of the Class A and Class M Certificates have been reduced to zero;

(xii)    to the Class A and Class M  Certificateholders  from the amount, if any, of the Excess Cash Flow remaining after the foregoing distributions,  the amount of any Prepayment Interest  Shortfalls  allocated thereto for such Distribution Date, on a pro rata basis based on  Prepayment  Interest  Shortfalls  previously  allocated  thereto that remain  unreimbursed,  to the extent not covered by Eligible Master Servicing Compensation on such Distribution Date;

(xiii)   to the Class A and Class M  Certificateholders  from the amount, if any, of the Excess Cash Flow remaining after the foregoing distributions,  the amount of any Prepayment Interest Shortfalls  previously  allocated thereto on any prior Distribution Date that remain  unreimbursed,  together with interest thereon at the applicable  Pass-Through  Rate, on a pro rata basis based on
         Prepayment Interest Shortfalls previously allocated thereto that remain unreimbursed;

(xiv)    from  the  amount,  if any,  of the  Excess  Cash  Flow  remaining  after  the  foregoing  distributions,  to pay the  Class A
         Certificates,  on a pro rata  basis,  based on the amount of Class A Net WAC Cap  Shortfall  Carry-Forward  Amount  previously allocated thereto that remain unreimbursed,  the amount of any Class A Net WAC Cap Shortfall  Carry-Forward  Amounts remaining unpaid as of such Distribution Date and then to the Class M  Certificates,  in their order of payment priority,  the amount of any Class M Net WAC Cap Shortfall Carry-Forward Amounts remaining unpaid as of such Distribution Date;

(xv)     to the Class A and Class M  Certificates on a pro rata basis,  based on the amount of Relief Act Shortfalls  allocated thereto on such Distribution Date, from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  the amount of any Relief Act Shortfalls allocated to those Certificates with respect to such Distribution Date;

(xvi)    to the  Class A  and  Class M  Certificateholders,  from the  amount,  if any,  of the Excess  Cash Flow  remaining  after the foregoing  distributions,  the  principal  portion of any  Realized  Losses  previously  allocated to those  Certificates  and remaining  unreimbursed,  which amount shall be allocated first, to the Class A  Certificateholders on a pro rata basis, based on their respective principal portion of any Realized Losses previously  allocated thereto that remain unreimbursed,  and then to the Class M Certificates, in their order of payment priority;

(xvii)   to pay to the  holders of the Class M-6  Certificates,  as  payment of  principal  on the Class M-6  Certificates,  50% of the
         Excess Cash Flow  remaining  after the foregoing  distributions,  after  application  of the Class M-6 Principal  Distribution
         Amount for that  Distribution  Date, and the Class M-6 Targeted  Certificate  Principal  Balance for that  Distribution  Date, until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

                  (xviii)  to the Supplemental Interest Trust Account, any Excess Cash Flow remaining after the foregoing distributions for payment to the Swap Counterparty of any Swap Termination Payment owed by the Supplemental Interest Trust due to a Swap Counterparty Trigger Event;

                  (xviv)   to the Class SB  Certificates,  (A) from  the amount,  if any, of the Excess Cash Flow  remaining  after the foregoing  distributions,  the sum of (i) Accrued Certificate Interest thereon,  (ii) the amount of any  Overcollateralization
         Reduction Amount for such  Distribution  Date and (iii) for any Distribution  Date after the Certificate  Principal Balance of each Class of Class A  Certificates and Class M Certificates has been reduced to zero, the  Overcollateralization  Amount, and
         (B) from  prepayment  charges on deposit in the Certificate  Account,  any prepayment  charges  received on the Mortgage Loans during the related Prepayment Period; and

                  (xvv)    to the Class R-II Certificateholders, the balance, if any, of the Excess Cash Flow.

(d)      On each Distribution Date, the Principal Distribution Amount will be paid as follows:

(i)      the Class A  Principal  Distribution  Amount shall be  distributed,  sequentially,  to the Class A-1,  Class A-2 and Class A-3
         Certificates,  in that  order,  in each case until the  Certificate  Principal  Balances  thereof  have been  reduced to zero;
         provided  that on or  after  the  first  Distribution  Date  on  which  the  Certificate  Principal  Balances  of the  Class M
         Certificates  have been  reduced  to zero,  holders  of the  Class A-1  Certificates,  Class A-2  Certificates  and  Class A-3
         Certificates  will  receive  such  portion of the  Class A  Principal  Distribution  Amount,  on a pro rata  basis,  until the
         Certificate Principal Balances thereof have been reduced to zero;

(ii)     the Class M-1  Principal  Distribution  Amount shall be  distributed  to the  Class M-1  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero;

(iii)    the Class M-2  Principal  Distribution  Amount shall be  distributed  to the  Class M-2  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero;

(iv)     the Class M-3  Principal  Distribution  Amount shall be  distributed  to the  Class M-3  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero;

(v)      the Class M-4  Principal  Distribution  Amount shall be  distributed  to the  Class M-4  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero;

(vi)     the Class M-5  Principal  Distribution  Amount shall be  distributed  to the  Class M-5  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero; and

(vii)    the Class M-6  Principal  Distribution  Amount  shall be  distributed  to the Class M-6  Certificates,  until the  Certificate
         Principal Balance thereof has been reduced to zero.

(e)      Notwithstanding  the foregoing  clauses (c) and  (d), upon the reduction of the  Certificate  Principal  Balance of a Class of
Class A and Class M  Certificates  to zero,  such Class of  Certificates  will not be  entitled  to further  distributions  pursuant to
Section 4.02 (other than in respect of Subsequent Recoveries).

(f)      [Reserved]

(g)      Any Prepayment  Interest  Shortfalls on the Mortgage Loans which are not covered by Eligible Master Servicing  Compensation as described  in  Section 3.16  and  Relief Act  Shortfalls  on the  Mortgage  Loans  will be  allocated  among the  Class A  and  Class M
Certificates  pro rata in accordance with the amount of Accrued  Certificate  Interest  payable on such  Distribution  Date absent such shortfalls.  Any such  uncovered  Prepayment  Interest  Shortfalls  will be paid solely  pursuant to  Section 4.02(c)(xvi)  and (xvii),
Sections  4.09(c)(iii)  and (iv) and Sections 4.10(c) (iii) and (iv) to the extent funds are available  therefore.  Any such Relief Act
Shortfalls will be paid solely pursuant to  Section 4.02(c)(xix)  and Section  4.09(c)(vi) and Section  4.10(c)(vi) to the extent funds are available therefore.

(h)      To the extent on any Distribution  Date for which Deferred  Interest exists on such  Distribution  Date, the Deferred Interest
Shortfall,  if any, shall result in a reduction in Accrued Certificate Interest on the Class A  Certificates and Class M  Certificates,
which reduction shall be allocated among the Class A  Certificates  and Class M  Certificates on a pro rata basis,  based on the amount of Accrued Certificate Interest on such Classes of Certificates.

(i)      In addition to the foregoing  distributions,  with respect to any  Subsequent  Recoveries,  the Master  Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii) .

(j)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the  Depository,  as Holder  thereof,  and the
Depository  shall be  responsible  for crediting the amount of such  distribution  to the accounts of its  Depository  Participants  in accordance with its normal  procedures.  Each  Depository  Participant  shall be responsible  for disbursing  such  distribution to the
Certificate  Owners  that  it  represents  and to  each  indirect  participating  brokerage  firm  (a  "brokerage  firm"  or  "indirect participating  firm") for which it acts as agent.  Each  brokerage firm shall be responsible  for disbursing  funds to the  Certificate
Owners that it  represents.  None of the Trustee,  the  Certificate  Registrar,  the  Depositor or the Master  Servicer  shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

(k)      Except as otherwise  provided in Section 9.01,  if the Master Servicer  anticipates that a final  distribution with respect to any Class of Certificates will be made on the next Distribution  Date, the Master Servicer shall, no later than the Determination  Date in the month of such final  distribution,  notify the Trustee and the Trustee  shall,  no later than two (2)  Business  Days after such
Determination  Date,  mail on such date to each  Holder of such Class of  Certificates  a notice to the effect  that:  (i) the  Trustee anticipates that the final  distribution  with respect to such Class of Certificates  will be made on such  Distribution  Date but only upon  presentation  and surrender of such  Certificates  at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest shall accrue on such  Certificates  from and after the end of the prior calendar month.  In the event that  Certificateholders required to surrender their Certificates  pursuant to Section 9.01(c) do  not surrender their Certificates for final cancellation,  the
Trustee shall cause funds  distributable  with respect to such  Certificates to be held in the  Certificate  Account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)      Concurrently with each distribution  charged to the Certificate  Account and with respect to each Distribution Date the Master
Servicer shall forward to the Trustee and the Trustee shall forward by mail or otherwise make available  electronically  on its website
(which may be obtained by any  Certificateholder  by  telephoning  the Trustee at (800)  934-6802 to each Holder,  and the  Depositor a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

(i)      the  applicable  Record  Date,  Determination  Date,  Distribution  Date and the date on which  the  Interest  Accrual  Period commenced;

(ii)     the aggregate amount of payments received with respect to the Mortgage Loans in the aggregate, including prepayment amounts;

(iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

(v)      (A)               the amount of such  distribution to the  Certificateholders  of such Class applied to reduce the Certificate
         Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

(vi)     the amount of such distribution to Holders of such Class of Certificates  allocable to interest,  including amounts payable as excess cash flow and the disposition of the excess cash flow;

(vii)    if the  distribution to the Holders of such Class of Certificates is less than the full amount that would be  distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(viii)   the  aggregate  Certificate  Principal  Balance of each Class of  Certificates,  before and after giving effect to the amounts distributed  on such  Distribution  Date,  separately  identifying  any  reduction  thereof due to Realized  Losses other than pursuant to an actual distribution of principal;

(ix)     the Certificate Principal Balance for each Class of Certificates as of the Closing Date;

(x)      the number and Stated  Principal  Balance of the Mortgage Loans in the aggregate  after giving effect to the  distribution  of principal  on such  Distribution  Date and the number of  Mortgage  Loans in the  aggregate  at the  beginning  and end of the related Due Period;

(xi)     on the basis of the most recent reports  furnished to it by Subservicers,  (A) the number and Stated Principal  Balance of the
         Mortgage  Loans in the aggregate  that are  Delinquent  (1) 30-59  days, (2) 60-89 days and (3) 90 or more days and the number and Stated  Principal  Balance of the  Mortgage  Loans in the  aggregate  that are in  foreclosure,  (B) the number and Stated
         Principal  Balances  of the  Mortgage  Loans  in the  aggregate  that  are  Reportable  Modified  Mortgage  Loans  that are in foreclosure and are REO Property,  indicating in each case  capitalized  Mortgage Loans,  other  Servicing  Modifications  and totals,  and (C) for all Reportable  Modified  Mortgage Loans, the number and Stated Principal  Balances of the Mortgage Loans in the aggregate that have been  liquidated,  the subject of pay-offs and that have been repurchased by the Master Servicer or
         Seller;

(xii)    the amount,  terms and general  purpose of any Advance by the Master  Servicer  pursuant to Section 4.04 and the amount of all
         Advances that have been reimbursed during the related Due Period;

(xiii)   any material  modifications,  extensions or waivers to the terms of the Mortgage Loans in the aggregate  during the Due Period or that have cumulatively become material over time;

(xiv)    any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xv)     the number, aggregate principal balance and Stated Principal Balance of any REO Properties;

(xvi)    the aggregate Accrued  Certificate  Interest remaining unpaid, if any, for each Class of Certificates,  after giving effect to the distribution made on such Distribution Date;

(xvii)   the aggregate  amount of Realized  Losses with respect to the Mortgage Loans in the aggregate for such  Distribution  Date and the aggregate amount of Realized Losses with respect to the Mortgage Loans in the aggregate incurred since the Cut-off Date;

(xviii)  the Pass-Through Rate on each Class of Certificates and the applicable Net WAC Cap Rate;

(xix)    the weighted average of the Maximum Net Mortgage Rates with respect to the Mortgage Loans in the aggregate;

(xx)     the Basis Risk Shortfall, Basis Risk Shortfall Carry-Forward Amount and Prepayment Interest Shortfalls;

(xxi)    the Overcollateralization Amount and the Required Overcollateralization Amount following such Distribution Date;

(xxii)   the number and Stated  Principal  Balances of the Mortgage  Loans in the aggregate  repurchased  under Section 4.07 or Section
         4.08;

(xxiii)  the aggregate  amount of any  recoveries on previously  foreclosed  loans with respect to the Mortgage  Loans in the aggregate from Residential Funding;

(xxiv)   the weighted  average  remaining  term to maturity of the Mortgage  Loans in the aggregate  after giving effect to the amounts distributed on such Distribution Date;

(xxv)    the weighted average  Mortgage Rates of the Mortgage Loans in the aggregate after giving effect to the amounts  distributed on such Distribution Date;

(xxvi)   the amount if any, to be paid by a Derivative  Counterparty under a Derivative  Contract and the amount, if any, to be paid to a Derivative Counterparty part, under a Derivative Contract;

(xxvii)  the amount of any Yield  Maintenance  Payments  payable to the  Trustee on behalf of the Trust Fund and any Yield  Maintenance
         Termination Payment payable to the Trustee on behalf of the Trust Fund

(xxviii)  the  amount of any Net Swap  Payment  payable  to the  Supplemental  Interest  Trust  Trustee  on behalf of the  Supplemental
         Interest  Trust,  any Net Swap  Payment  payable  to the  Swap  Counterparty,  any Swap  Termination  Payment  payable  to the
         Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust, and any Swap Termination Payment payable to the Swap Counterparty; and

(xxix)   the occurrence of the Stepdown Date.

         In the case of  information  furnished  pursuant to clauses (i) and (ii) above,  the amounts  shall be  expressed  as a dollar amount per Certificate with a $1,000  denomination.  In addition to the statement  provided to the Trustee as set forth in this Section
4.03(a),  the Master  Servicer  shall  provide  to any  manager of a trust fund  consisting  of some or all of the  Certificates,  upon reasonable  request,  such additional  information as is reasonably  obtainable by the Master Servicer at no additional  expense to the
Master  Servicer.  Also,  at the  request of a Rating  Agency,  the Master  Servicer  shall  provide  the  information  relating to the
Reportable  Modified  Mortgage Loans  substantially  in the form attached hereto as Exhibit S to such Rating Agency within a reasonable period of time; provided,  however,  that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)      Within a reasonable  period of time after it receives a written  request from a Holder of a Certificate,  other than a Class R
Certificate,  the Master Servicer shall prepare,  or cause to be prepared,  and shall forward,  or cause to be forwarded,  to each such requesting  Person who at any time  during the  calendar  year was the Holder of a  Certificate,  other than a Class R  Certificate,  a statement  containing  the  information  set forth in clauses (v) and (vi)  referred to in  subsection  (a) above  aggregated  for such calendar year or applicable  portion thereof during which such Person was a  Certificateholder.  Such obligation of the Master Servicer shall be deemed to have been  satisfied  to the extent  that  substantially  comparable  information  shall be  provided  by the Master
Servicer and Trustee pursuant to any requirements of the Code.

(c)      Within a reasonable  period of time after it receives a written  request from any Holder of a Class R Certificate,  the Master
Servicer shall prepare,  or cause to be prepared,  and shall forward,  or cause to be forwarded,  to each such requesting Person who at any time  during the  calendar  year was the Holder of a Class R  Certificate,  a  statement  containing  the  applicable  distribution information  provided pursuant to this Section 4.03  aggregated for such calendar year or applicable  portion thereof during which such
Person was the Holder of a Class R  Certificate.  Such  obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)      Upon the written request of any Certificateholder,  the Master Servicer, as soon as reasonably practicable,  shall provide the requesting  Certificateholder  with such information as is necessary and  appropriate,  in the Master  Servicer's sole discretion,  for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)      The Master  Servicer  shall,  on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the
Commission any periodic  reports  required to be filed under the  provisions of the Exchange Act, and the rules and  regulations of the
Commission thereunder including,  without limitation,  reports on Form 10-K, Form 10-D and Form 8-K. In connection with the preparation and filing of such  periodic  reports,  the Trustee shall timely  provide to the Master  Servicer (I) a list of  Certificateholders  as shown on the  Certificate  Register as of the end of each  calendar  year,  (II) copies of all  pleadings,  other legal process and any other documents relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice of all matters that, to the actual knowledge of a Responsible  Officer of the Trustee,  have been submitted to a vote of the  Certificateholders,  other than those matters that have been submitted to a vote of the  Certificateholders  at the request of the  Depositor or the Master  Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders  as required  pursuant to this Agreement.  Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master  Servicer's  failure to properly  prepare or file such periodic  reports  resulting from or relating to the Master  Servicer's  inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)      Any Form 10-K filed with the Commission in connection with this Section 4.03 shall include,  with respect to the  Certificates relating to such 10-K:

(i)      A  certification,  signed by the senior  officer in charge of the  servicing  functions  of the Master  Servicer,  in the form attached  as  Exhibit  R-1 hereto or such  other  form as may be  required  or  permitted  by the  Commission  (the "Form 10-K
         Certification"),  in  compliance  with Rules 13a-14 and 15d-14 under the Exchange  Act and any  additional  directives  of the
         Commission.

(ii)     A report  regarding its assessment of compliance  during the preceding  calendar year with all applicable  servicing  criteria set forth in  relevant  Commission  regulations  with  respect to  mortgage-backed  securities  transactions  taken as a whole involving  the Master  Servicer  that are backed by the same types of assets as those  backing  the  certificates,  as well as similar reports on assessment of compliance  received from other parties  participating in the servicing  function as required by relevant  Commission  regulations,  as described in Item 1122(a) of Regulation  AB. The Master  Servicer  shall obtain from all other parties participating in the servicing function any required assessments.

(iii)    With respect to each assessment  report  described  immediately  above, a report by a registered  public  accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant  Commission  regulations,  as described in Regulation 1122(b) of Regulation AB and Section 3.19.

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)      In connection with the Form 10-K  Certification,  the Trustee shall provide the Master  Servicer with a back-up  certification substantially in the form attached hereto as Exhibit R-2.

(h)      This Section 4.03 may be amended in accordance with this Agreement without the consent of the Certificateholders.

(i)      The Trustee shall make  available on the  Trustee's  internet  website each of the reports filed with the  Commission by or on behalf of the Depositor under the Exchange Act, upon delivery of such report to the Trustee.

Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

(a)      Prior to the close of business on the  Business  Day next  succeeding  each  Determination  Date,  the Master  Servicer  shall furnish a written  statement  (which  may be in a  mutually  agreeable  electronic  format) to the  Trustee,  any Paying  Agent and the
Depositor (the information in such statement to be made available to  Certificateholders  by the Master Servicer on request)  (provided that the Master  Servicer  shall use its best efforts to deliver such written  statement not later than 12:00 P.M. New York time on the second Business Day prior to the Distribution  Date) setting forth (i) the Available  Distribution  Amounts,  (ii) the amounts required to be withdrawn  from the Custodial  Account and deposited  into the  Certificate  Account on the  immediately  succeeding  Certificate
Account Deposit Date pursuant to clause (iii) of  Section 4.01(a),  (iii) the amount of Prepayment Interest Shortfalls, Class A Net WAC
Cap Shortfall,  Class M Net WAC Cap Shortfall,  Class A Net WAC Cap Shortfall  Carry-Forward  Amounts and Class M Net WAC Cap Shortfall
Carry-Forward  Amounts,  (iv) the Yield Maintenance  Payment,  if any, for such Distribution Date (v) any Net Swap Payments paid by the
Swap  Counterparty to the Supplemental  Interest Trust Trustee,  if any, for such  Distribution Date and (vi) the amount payable by the
Derivative  Counterparties to the Trustee under the Derivative  Contracts as provided in Section 4.11.  The determination by the Master
Servicer of such amounts shall, in the absence of obvious error, be presumptively  deemed to be correct for all purposes  hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)      On or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date, the Master Servicer shall either (i) remit to the Trustee for deposit in the Certificate  Account from its own funds, or funds received  therefore from the  Subservicers,  an amount equal to the Advances to be made by the Master  Servicer in respect of the related  Distribution  Date,  which shall be in an aggregate amount equal to the sum of (A) the  aggregate  amount of Monthly  Payments  other than Balloon  Payments  (with each  interest  portion thereof  adjusted  to a per annum  rate  equal to the Net  Mortgage  Rate),  less the amount of any  related  Servicing  Modifications,
Deferred Interest,  if any, Debt Service Reductions or reductions in the amount of interest  collectable from the Mortgagor pursuant to the Relief Act or similar  legislation or regulations then in effect,  on the Outstanding  Mortgage Loans as of the related Due Date in the related Due Period,  which Monthly  Payments were due during the related Due Period and not received as of the close of business as of the related  Determination  Date;  provided  that no Advance  shall be made if it would be a  Nonrecoverable  Advance  and  (B) with respect to each  Balloon Loan  delinquent  in respect of its Balloon  Payment as of the close of business on the related  Determination
Date, an amount equal to the excess,  if any, of interest on the unpaid  principal  balance thereof (with each interest portion thereof adjusted to per annum rate equal to the Net Mortgage Rate) over any payments of interest (with each interest  portion thereof  adjusted to a per annum rate equal to the Net  Mortgage  Rate)  received  from the related  Mortgagor as of the close of business on the related
Determination  Date and  allocable  to the Due Date during the related  Due Period for each month  until such  Balloon  Loan is finally liquidated,  (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate  Account all or a portion of the Amount Held for Future  Distribution  in discharge of any such Advance,  or (iii) make  advances in the form of any  combination of clauses (i) and  (ii) aggregating  the amount of such Advance.  Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate  Account on or before 11:00 A.M. New York time on any future  Certificate
Account  Deposit Date to the extent that funds  attributable  to the Mortgage  Loans that are  available in the  Custodial  Account for deposit  in the  Certificate  Account on such  Certificate  Account  Deposit  Date shall be less than  payments  to  Certificateholders required  to be made on the  following  Distribution  Date.  The  Master  Servicer  shall  be  entitled  to use any  Advance  made by a
Subservicer as described in  Section 3.07(b) that  has been deposited in the Custodial  Account on or before such  Distribution Date as part of the Advance made by the Master Servicer  pursuant to this  Section 4.04.  The  determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any proposed Advance, if made, would constitute a Nonrecoverable  Advance, shall be evidenced by a certificate of a Servicing  Officer delivered to the Depositor and the Trustee.  In the event that the Master Servicer  determines as of the Business Day preceding any  Certificate  Account  Deposit Date that it will be unable to deposit in the  Certificate  Account an amount equal to the Advance required to be made for the immediately  succeeding  Distribution Date, it shall give notice to the Trustee of its  inability to advance  (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York  time, on such Business Day, specifying the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M.,  New York time, on the  Certificate
Account  Deposit Date the Trustee  shall,  unless by 12:00 Noon,  New York time,  on such day the Trustee  shall have been  notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly  deposited in the Certificate  Account such portion of the amount of the Advance as to which the Master  Servicer  shall have given notice  pursuant to the  preceding  sentence,  pursuant to
Section 7.01,  (a) terminate  all of the rights and  obligations  of the  Master  Servicer  under this  Agreement  in  accordance  with
Section 7.01  and (b) assume the rights and obligations of the Master Servicer as successor  Master Servicer  hereunder,  including the obligation to deposit in the Certificate  Account an amount equal to the Advance for the immediately  succeeding  Distribution Date. In connection  with the preceding  sentence,  the Trustee shall deposit all funds it receives  pursuant to this  Section 4.04(b) into  the
Certificate Account.

Section 4.05.     Allocation of Realized Losses.

(a)      Prior to each  Distribution  Date,  the Master  Servicer  shall  determine the total amount of Realized  Losses,  if any, that resulted from any Cash  Liquidation,  Servicing  Modifications,  Debt Service  Reduction,  Deficient  Valuation or REO Disposition that occurred  during the related  Prepayment  Period or, in the case of a  Servicing  Modification  that  constitutes  a  reduction  of the interest  rate on a Mortgage  Loan,  the amount of the  reduction  in the interest  portion of the Monthly  Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(b)      All Realized Losses on the Mortgage Loans shall be allocated as follows:

         first, to Excess Cash Flow as provided in clause (b)(v) of  the definition of "Principal  Distribution  Amount", to the extent of the Excess Cash Flow for such Distribution Date;

         second, to payments received under the Yield Maintenance Agreement;

         third, to any Net Swap Payments received by the Supplemental Interest Trust Trustee pursuant to the Swap Agreement;

         fourth, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero or until the aggregate
         Certificate Principal Balance of the Class A and Class M Certificates equals the aggregate Stated Principal Balance of the
         Mortgage Loans;

         fifth, to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         sixth, to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         seventh, to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         eighth, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         ninth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         tenth, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

         eleventh, to the Class A Certificates on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero.

(c)      All  allocations  of a Realized  Loss on a "pro rata  basis"  among two or more  specified  Classes of  Certificates  means an allocation on a pro rata basis,  among the various Classes so specified,  to each such Class of Certificates on the basis of their then outstanding  Certificate  Principal  Balances prior to giving effect to distributions to be made on such  Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued  Certificate  Interest thereon payable on such Distribution Date in the case of an interest  portion of a Realized  Loss.  Any  allocation  of the  principal  portion of Realized  Losses (other than Debt
Service  Reductions) to the Class A and Class M  Certificates  shall be made by reducing the Certificate  Principal  Balance thereof by the amount so allocated,  which allocation shall be deemed to have occurred on such Distribution Date;  provided that no such reduction shall reduce the  Certificate  Principal  Balance of the Class A  Certificates  and Class M  Certificates  below the  aggregate  Stated
Principal  Balance of the Mortgage  Loans,  as  applicable.  Allocations  of the interest  portions of Realized  Losses (other than any interest rate reduction resulting from a Servicing  Modification) shall be made by operation of the definition of "Accrued  Certificate
Interest" and by operation of the  provisions of  Section 4.02(c).  Allocations  of the interest  portion of a Realized Loss  resulting from an  interest  rate  reduction  in  connection  with a Servicing  Modification  shall be made by  operation  of the  provisions  of
Section 4.02(c).  All Realized Losses and all other losses  allocated to a Class of Certificates  hereunder will be allocated among the
Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(d)      All Realized Losses on the Mortgage Loans shall be allocated on each  Distribution Date to the REMIC I Regular  Interests,  as
follows:  first, to Uncertificated  Accrued Interest payable to the REMIC I Regular Interests AA and ZZ up to an aggregate amount equal to the excess of (a) the REMIC I Interest Loss Allocation  Amount over  (b) Prepayment  Interest  Shortfalls (to the extent not covered by  Compensating  Interest)  relating to the Mortgage  Loans for such  Distribution  Date,  98% and 2%,  respectively;  second,  to the
Uncertificated  Principal  Balances of the REMIC I Regular Interests AA and ZZ up to an aggregate amount equal to the REMIC I Principal
Loss Allocation Amount,  98% and 2%,  respectively;  third, to the  Uncertificated  Principal Balances of REMIC I Regular Interests AA,
98%,  M-6,  1% and ZZ, 1%,  until the  Uncertificated  Principal  Balance of REMIC I  Regular  Interest  M-6 has been  reduced to zero;
fourth, to the  Uncertificated  Principal  Balances of REMIC I Regular Interests AA, 98%, M-5, 1% and ZZ, 1%, until the  Uncertificated
Principal  Balance of REMIC I  Regular  Interest M-5 has been  reduced to zero;  fifth,  to the  Uncertificated  Principal  Balances of
REMIC I Regular Interests AA, 98%, M-4, 1% and ZZ, 1%, until the  Uncertificated  Principal Balance of REMIC I Regular Interest M-4 has
been reduced to zero;  sixth,  to the  Uncertificated  Principal  Balances of REMIC I  Regular  Interests  AA, 98%, M-3, 1% and ZZ, 1%,
until the  Uncertificated  Principal Balance of REMIC I Regular Interest M-3 has been reduced to zero;  seventh,  to the Uncertificated
Principal  Balances of REMIC I Regular  Interests AA, 98%, M-2, 1% and ZZ, 1%, until the  Uncertificated  Principal  Balance of REMIC I
Regular  Interest M-2 has been reduced to zero;  eighth,  to the  Uncertificated  Principal  Balances of REMIC I Regular  Interests AA,
98%, M-1, 1% and ZZ, 1%, until the  Uncertificated  Principal  Balance of REMIC I Regular Interest M-1 has been reduced to zero; ninth, to the  Uncertificated  Principal  Balances of REMIC I  Regular  Interests  AA, 98%,  pro rata to the A-3, A-2 and A-1, 1%, and ZZ, 1%, until the Uncertificated Principal Balances of REMIC I Regular Interests A-3, A-2 and A-1 have been reduced to zero.

(e)      Realized  Losses  allocated to the Excess Cash Flow or the  Overcollateralization  Amount  pursuant to paragraphs  (a), (b) or
(c) of this Section, the definition of Accrued Certificate Interest and the operation of  Section 4.02(c) shall  be deemed allocated to the  Class SB  Certificates.  Realized  Losses  allocated  to the  Class SB  Certificates  shall,  to the extent such  Realized  Losses represent  Realized Losses on an interest  portion,  be allocated to the REMIC II Regular Interest SB-IO.  Realized Losses allocated to the Excess Cash Flow pursuant to paragraph (b) of this  Section shall be deemed to reduce Accrued  Certificate  Interest on the REMIC I
Regular  Interest  SB-IO.  Realized  Losses  allocated  to  the   Overcollateralization   Amount  pursuant  to  paragraph  (b) of  this
Section shall  be deemed first to reduce the principal  balance of the REMIC II  Regular  Interest SB-PO until such  principal  balance shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on the REMIC II Regular Interest SB-IO.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master  Servicer or the  Subservicers  shall file  information  returns with  respect to the receipt of mortgage  interest received in a trade or business,  the reports of foreclosures and abandonments of any Mortgaged Property and the informational  returns relating to cancellation of indebtedness  income with respect to any Mortgaged  Property required by Sections 6050H, 6050J and 6050P of the Code,  respectively,  and deliver to the Trustee an Officers'  Certificate  on or before March 31 of each year,  beginning with the first March 31 that occurs at least six months after the Cut-Off  Date,  stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

         As to any Mortgage Loan which is delinquent in payment by 90 days or more,  the Master  Servicer may, at its option,  purchase such Mortgage Loan from the Trustee at the Purchase Price therefor;  provide,  that any such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this  Section during  the period beginning on the first  Business Day of the  following  Calendar  Quarter and ending at the close of business on the second to the last  Business
Day of such  following  Calendar  Quarter.  Such option if not  exercised  shall not  thereafter  be reinstated as to any Mortgage Loan related unless the  delinquency is cured and the Mortgage Loan thereafter  again becomes  delinquent in payment by 90 days or more in a subsequent  Calendar Quarter.  If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the
Purchase  Price for such a Mortgage  Loan,  and the Master  Servicer  provides  to the  Trustee a  certification  signed by a Servicing
Officer  stating that the amount of such payment has been  deposited in the  Certificate  Account,  then the Trustee  shall execute the assignment of such Mortgage Loan at the request of the Master Servicer  without  recourse to the Master Servicer which shall succeed to all the  Trustee's  right,  title and interest in and to such Mortgage  Loan,  and all security and documents  relative  thereto.  Such assignment  shall be an assignment  outright and not for security.  The Master Servicer will thereupon own such Mortgage,  and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

Section 4.08.     Limited Mortgage Loan Repurchase Right.

         The Limited  Repurchase  Right Holder will have the irrevocable  option at any time to purchase any of the Mortgage Loans from the Trustee at the Purchase  Price,  up to a maximum of five Mortgage  Loans. In the event that this option is exercised as to any five
Mortgage  Loans in the aggregate,  this option will thereupon  terminate.  If at any time the Limited  Repurchase  Right Holder makes a payment to the  Certificate  Account  covering the amount of the Purchase Price for such a Mortgage  Loan,  and the Limited  Repurchase
Right Holder  provides to the Trustee a  certification  signed by a Servicing  Officer stating that the amount of such payment has been deposited in the  Certificate  Account,  then the Trustee  shall  execute the  assignment  of such  Mortgage Loan at the request of the
Limited  Repurchase  Right Holder  without  recourse to the Limited  Repurchase  Right Holder which shall  succeed to all the Trustee's right,  title and interest in and to such Mortgage Loan, and all security and documents  relative thereto.  Such assignment shall be an assignment outright and not for security.  The Limited Repurchase Right Holder will thereupon own such Mortgage,  and all such security and documents,  free of any further obligation to the Trustee or the  Certificateholders  with respect thereto.  Any tax on "prohibited transactions"  (as defined in Section  860F(a)(2) of the Code) imposed on any REMIC relating to the exercise of the option  provided in this Section 4.08 shall in no event be payable by the Trustee.

Section 4.09.     The Yield Maintenance Agreement.

(a)      On the Closing Date,  the Trustee shall,  for the benefit of the Class A,  Class M and Class SB  Certificates,  enter into the
Yield Maintenance Agreement.

(b)      The Trustee  shall  deposit or cause to be  deposited  any amount  received  under the Yield  Maintenance  Agreement  into the
Certificate  Account on the date such amount is received from the Yield  Maintenance  Agreement  Provider  under the Yield  Maintenance
Agreement  (including Yield Maintenance  Agreement  Termination  Payments,  if any). All Yield Maintenance  Payments received under the
Yield Maintenance  Agreement shall be distributed as set forth in Section 4.09(c) below.  Neither the Yield  Maintenance  Agreement nor any Yield Maintenance  Payments  (including Yield Maintenance  Termination  Payments)  constitute a part of any REMIC created hereunder and to the extent any Yield Maintenance Payments are included as part of Excess Cash Flow they are so for definition purposes only.

(c)      To the extent not already  covered by  distributions  of Excess Cash Flow  pursuant to clauses (ix)  through  (xvv) of Section
4.02(c) all payments received under the Yield Maintenance Agreement shall be distributed as follows:

               (i) as part of the Principal  Distribution  Amount,  to pay to the holders of the Class A Certificates and Class M Certificates,  in the priority  described  under Section  4.02(c)(viii),  in reduction of their  Certificate
               Principal  Balances,  the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;
               (ii)to pay the  holders  of the  Class  A  Certificates  and  Class M  Certificates  as part of the  Principal
               Distribution  Amount,  in the priority  described  under  Section  4.02(c)(viii),  any  Overcollateralization  Increase
               Amount;
               (iii)to pay the holders of Class A Certificates and Class M Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;
               (iv)  to pay  to the  holders  of  the  Class  A  Certificates  and  Class  M  Certificates,  any  Prepayment  Interest
               Shortfalls  remaining unpaid from prior  Distribution  Dates together with interest thereon,  on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;
               (v) to pay to the holders of the Class A Certificates, pro rata, based on the Net WAC Cap Shortfall Carry-Forward Amounts previously allocated thereto that remain unreimbursed, the applicable Net WAC Cap Shortfall Carry-Forward Amounts, and then to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates in that order of priority, the amount of any Net WAC Cap Shortfall Carry-Forward Amounts remaining unpaid as of that Distribution Date;
               (vi) to pay to the  holders  of the Class A  Certificates  and Class M  Certificates,  the  amount  of any  Relief  Act
               Shortfalls  allocated thereto that remain  unreimbursed,  on a pro rata basis based on Relief Act Shortfalls  allocated thereto for that Distribution Date;
               (vii)  to pay to the  holders  of the  Class  A  Certificates,  pro  rata,  based  on the  amount  of  Realized  Losses previously  allocated  thereto that remain  unreimbursed,  and then to the Class M-1,  Class M-2, Class M-3, Class M-4,
               Class M-5 and  Class M-6  Certificates  in that  order of  priority,  the  principal  portion  of any  realized  losses previously allocated thereto that remain unreimbursed;
               (viii)  to pay  any  Swap  Termination  Payment  Payments  owed to the  swap  counterparty  due to a Swap  Counterparty
               Trigger Event; and
               (ix) to pay to the holders of the Class SB Certificates as set forth in clause (c)(xviv) of Section 4.02.

(d)      Subject to Sections 8.01 and 8.02 hereof,  the Trustee agrees to comply with the terms of the Yield Maintenance  Agreement and to enforce the terms and provisions  thereof against the Yield Maintenance  Agreement  Provider at the written direction of the Holders of Class A and Class M  Certificates  entitled to at least 51% of the Voting Rights of such Classes of Certificates,  or if the Trustee does not receive such direction from such Certificateholders, then at the written direction of Residential Funding.

(e)      The  Trustee  and the Master  Servicer  shall  treat the  holders  of each  Class of  Certificates  (other  than the  Class SB
Certificates  and  Class R  Certificates)  as having  entered  into a notional  principal  contract  with the  holders of the  Class SB
Certificates.  Pursuant to each such notional principal  contract,  the holder of the Class SB  Certificates shall be treated as having agreed to pay the amounts set forth in Sections  4.02(c)(x) through  (xvi) to the holders of the Certificates  (other than the Class SB
Certificates and Class R  Certificates) in accordance with the terms of this Agreement.  Any payments to the Certificates  from amounts deemed received in respect of this notional  principal  contract shall not be payments with respect to a "regular  interest" in a REMIC within the meaning of Code Section 860G(a)(1).

(f)      In the event that the Yield Maintenance  Agreement,  or any replacement thereof,  terminates prior to the Distribution Date in
September  2012,  the Master  Servicer,  but at no expense to the Master  Servicer,  on behalf of the  Trustee,  to the extent that the termination  value under such Yield  Maintenance  Agreement is  sufficient  therefore  and only to the extent of the Yield  Maintenance
Agreement  Termination  Payment  received  from the Yield  Maintenance  Agreement  Provider,  shall  (i) cause a new yield  maintenance provider to assume the  obligations of such  terminated  yield  maintenance  agreement  provider or (ii) cause a new yield  maintenance agreement  provider to enter into a new interest rate yield  maintenance  agreement  with the Trust Fund having  substantially  similar terms as those set forth in the terminated Yield Maintenance  Agreement.  Any Yield Maintenance  Agreement Termination Payment having a termination  value which is not  sufficient  to comply  with  clauses (i) and  (ii) of  this  Section 4.09(e) shall  be included in the definition of Yield  Maintenance  Payment herein and may be distributed as Excess Cash Flow pursuant to  Section 4.02(c) herein  to the extent that the Yield Maintenance Agreement Provider fails to make any payment owed under the Yield Maintenance  Agreement,  the Master
Servicer  on  behalf of the  Trustee,  shall  make a demand  for such  payment  under  the  terms of and in  accordance  with the Yield
Maintenance Agreement Guaranty.

Section 4.10.     The Swap Agreement.

(a)      On the Closing Date, the  Supplemental  Interest Trust Trustee is hereby directed to  (i) establish  and maintain in its name, in trust for the benefit of Class A,  Class M,  the  Supplemental  Interest  Trust  Account and (ii) for the benefit of the Class A and
Class M enter into the Swap Agreement.

(b)      The  Supplemental  Interest  Trust  Trustee  shall deposit in the  Supplemental  Interest  Trust Account all payments that are payable to the  Supplemental  Interest Trust under the  Swap Agreement.  Net Swap  Payments and  Swap Termination  Payments (other than
Swap Termination  Payments resulting from a  Swap Counterparty  Trigger  Event) payable by the Supplemental  Interest Trust Trustee, on behalf of the  Supplemental  Interest  Trust,  to the  Swap Counterparty  pursuant to the  Swap Agreement  shall be  excluded  from the
Available  Distribution  Amount and payable to the  Swap Counterparty  prior to any  distributions to the  Certificateholders.  On each
Distribution  Date, such amounts will be remitted by the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest
Trust, to the  Supplemental  Interest Trust Account for payment to the  Swap Counterparty,  first to make any Net Swap  Payment owed to the Swap Counterparty  pursuant to the Swap Agreement for such Distribution Date, and second to make any Swap Termination  Payment (not due to a  Swap Counterparty  Trigger  Event) owed to the  Swap Counterparty  pursuant to the Swap Agreement for such Distribution Date.
For federal income tax purposes,  such amounts paid to the Supplemental  Interest Trust Account on each  Distribution  Date shall first be deemed paid to the  Supplemental  Interest Trust Account in respect of REMIC II  Regular  Interest SB-IO to the extent of the amount distributable on such REMIC II Regular Interest SB-IO on such  Distribution  Date, and any remaining amount shall be deemed paid to the
Supplemental  Interest Trust Account from the Class IO  Distribution Amount (as defined below). Any Swap Termination  Payment triggered by a  Swap Counterparty  Trigger  Event  owed  to the  Swap Counterparty  pursuant  to  the  Swap Agreement  will  be  subordinated  to distributions to the Holders of the Class A and Class M Certificates and shall be paid as set forth under Section 4.02.

(c)      Net Swap Payments payable by the  Swap Counterparty  to the Supplemental  Interest Trust Trustee on behalf of the Supplemental
Interest  Trust  pursuant to the  Swap Agreement  will be  deposited  by the  Supplemental  Interest  Trust  Trustee,  on behalf of the
Supplemental  Interest Trust,  into the Supplemental  Interest Trust Account.  On each Distribution  Date, to the extent required,  the
Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust, shall withdraw such amounts from the Supplemental
Interest Trust Account to distribute to the Certificates in the following order of priority:

               (i) as part of the Principal  Distribution  Amount,  to pay to the holders of the Class A Certificates and Class M Certificates,  in the priority  described  under Section  4.02(c)(viii),  in reduction of their  Certificate
               Principal  Balances,  the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;
               (ii) to pay the  holders  of the  Class  A  Certificates  and  Class M  Certificates  as part of the  Principal
               Distribution  Amount,  in the priority  described  under  Section  4.02(c)(viii),  any  Overcollateralization  Increase
               Amount;
                (iii) to pay  the  holders  of  Class  A  Certificates  and  Class  M  Certificates,  the  amount  of any  Prepayment
               Interest  Shortfalls  allocated  thereto for that Distribution  Date, on a pro rata basis based on Prepayment  Interest
               Shortfalls  allocated  thereto,  to the extent not  covered  by the  Eligible  Master  Servicing  Compensation  on that
               Distribution Date;
                (iv) to pay  to the  holders  of the  Class  A  Certificates  and  Class  M  Certificates,  any  Prepayment  Interest
               Shortfalls  remaining unpaid from prior  Distribution  Dates together with interest thereon,  on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;
                (v) to pay to the holders of the Class A Certificates, pro rata, based on the Net WAC Cap Shortfall Carry-Forward Amounts previously allocated thereto that remain unreimbursed, the applicable Net WAC Cap Shortfall Carry-Forward Amounts, and then to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates in that order of priority, the amount of any Net WAC Cap Shortfall Carry-Forward Amounts remaining unpaid as of that Distribution Date;
                (vi) to pay to the  holders  of the Class A  Certificates  and Class M  Certificates,  the  amount of any  Relief  Act
               Shortfalls  allocated thereto that remain  unreimbursed,  on a pro rata basis based on Relief Act Shortfalls  allocated thereto for that Distribution Date;
                (vii)  to pay to the  holders  of the  Class A  Certificates,  pro  rata,  based  on the  amount  of  Realized  Losses previously  allocated  thereto that remain  unreimbursed,  and then to the Class M-1,  Class M-2, Class M-3, Class M-4,
               Class M-5 and  Class M-6  Certificates  in that  order of  priority,  the  principal  portion  of any  realized  losses previously allocated thereto that remain unreimbursed; and
               (viii) to pay to the holders of the Class SB Certificates as set forth in clause (c)(xviv) of Section 4.02.

(d)      Subject to Sections 8.01  and 8.02 hereof,  the Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest
Trust,  agrees  to  comply  with the  terms of the  Swap Agreement  and to  enforce  the  terms  and  provisions  thereof  against  the
Swap Counterparty  at the written direction of the Holders of Class A and Class M  Certificates  entitled to at least 51% of the Voting
Rights of such Classes of  Certificates,  or if the  Supplemental  Interest  Trust  Trustee does not receive such  direction  from such
Certificateholders, then at the written direction of Residential Funding.

(e)      The  Supplemental  Interest  Trust Account  shall be an Eligible  Account.  Amounts held in the  Supplemental  Interest  Trust
Account  from time to time shall  continue  to  constitute  assets of the Trust Fund,  but not of any REMIC,  until  released  from the
Supplemental  Interest Trust Account pursuant to this  Section 4.09.  The Supplemental  Interest Trust Account  constitutes an "outside reserve  fund"  within  the  meaning  of  Treasury  Regulation  Section 1.860G-2(h) and  is not an asset  of any  REMIC.  The  Class SB
Certificateholders  shall be the owners of the Supplemental  Interest Trust Account. The Supplemental Interest Trust Trustee shall keep records that  accurately  reflect the funds on deposit in the  Supplemental  Interest Trust Account.  The  Supplemental  Interest Trust
Trustee  shall,  at the direction of the  Master Servicer,  invest  amounts on deposit in the  Supplemental  Interest  Trust Account in
Permitted  Investments.  In the absence of written direction to the Supplemental  Interest Trust Trustee from the Master Servicer,  all funds in the Supplemental Interest Trust Account shall remain uninvested.

(f)      The  Supplemental  Interest  Trust  Trustee and the  Master Servicer  shall treat the  holders of each  Class of  Certificates
(other than the Class SB Certificates and Class R  Certificates) as  having entered into a notional principal contract with the holders of the Class SB  Certificates.  Pursuant to each such notional  principal  contract,  the holders of each class of Certificates  (other than the Class SB  Certificates and Class R  Certificates) shall  be treated as having agreed to pay, on each Distribution Date, to the holder of the Class SB  Certificates an aggregate  amount equal to the excess,  if any, of (i) the amount payable on such  Distribution
Date on the REMIC II  Regular  Interest  corresponding  to each such  holder's  Class of  Certificates  over  (ii) the  amount  payable hereunder on such holder's  Class of  Certificates  on such  Distribution  Date (such excess,  a "Class IO  Distribution  Amount").  In addition,  pursuant to such notional principal contract,  the holder of the Class SB  Certificates shall be treated as having agreed to pay the related Basis Risk Shortfall Carry  Forward-Amounts  (less any amounts received under the Yield  Maintenance  Agreement) to the holders of the  Certificates  (other than the Class SB  Certificates  and Class R  Certificates) in  accordance  with the terms of this
Agreement.  Any payments to the Certificates from amounts deemed received in respect of this notional  principal  contract shall not be payments with respect to a "regular interest" in a REMIC within the meaning of Code  Section 860G(a)(1).  However, any payment from the
Certificates  (other than the Class SB  Certificates and Class R  Certificates) of a Class IO  Distribution Amount shall be treated for tax  purposes  as having  been  received  first by the  holders  of such  Certificates  in  respect of the  REMIC II  Regular  Interest corresponding to such Class of  Certificates  and as then having been paid by such holders to the  Supplemental  Interest Trust Account pursuant to the  notional  principal  contract.  Thus,  each  Certificate  (other than the  Class R  Certificates) shall  be treated as representing not only ownership of a regular  interest in REMIC II,  but also ownership of an interest in, and obligations with respect to, a notional principal contract.

Section 4.11.     Derivative Contracts.

(a)      The Trustee  shall,  at the written  direction  of the Master  Servicer,  on behalf of the Trust Fund,  enter into  Derivative
Contracts,  solely for the  benefit of the Class SB  Certificates.  Any such  Derivative  Contract  shall  constitute  a fully  prepaid agreement.  The Master Servicer shall determine,  in its sole discretion,  whether any Derivative Contract conforms to the requirements of clauses (b) and (c) of this  Section  4.11.  Any  acquisition  of a  Derivative  Contract  shall be  accompanied  by an  appropriate amendment to this  Agreement,  including an Opinion of Counsel,  as provided in Section 11.01,  and either (i) an Opinion of Counsel to the effect that the existence of the Derivative  Contract will not adversely  affect the  availability of the exemptive relief afforded under ERISA by U.S.  Department of Labor Prohibited  Transaction  Exemption ("PTE") 94-29, as most recently amended, 67 Fed. Reg. 54487
(Aug.  22, 2002),  to the Holders of the Class A  Certificates  following the  termination  of the Swap  Agreement,  as of the date the
Derivative  Contract is acquired by the Trustee;  or (ii) the consent of each holder of a Class A  Certificate  to the  acquisition  of such  Derivative  Contract.  All  collections,  proceeds  and other  amounts  in  respect of the  Derivative  Contracts  payable by the
Derivative  Counterparty  shall be distributed to the Class SB Certificates on the Distribution  Date following  receipt thereof by the
Trustee on behalf of the Trust  Fund.  In no event  shall such an  instrument  constitute  a part of any REMIC  created  hereunder.  In addition,  in the event any such  instrument is deposited,  the Trust Fund shall be deemed to be divided into two separate and discrete sub-Trusts.  The assets of one such  sub-Trust  shall consist of all the assets of the Trust other than such  instrument and the assets of the other sub-Trust shall consist solely of such instrument.

(b)      Any Derivative  Contract that provides for any payment  obligation on the part of the Trust Fund must (i) be without  recourse to the assets of the Trust Fund, (ii) contain a non-petition covenant provision from the Derivative  Counterparty,  (iii) limit payment dates thereunder to Distribution  Dates and (iv) contain a provision  limiting any cash payments due to the Derivative  Counterparty on any day under such Derivative  Contract solely to funds available  therefore in the Certificate  Account  available to make payments to the Holders of the Class SB Certificates on such Distribution Date.

(c)      Each Derivative Contract must (i) provide for the direct payment of any amounts by the Derivative  Counterparty  thereunder to the  Certificate  Account at least one Business Day prior to the related  Distribution  Date,  (ii) contain an assignment of all of the
Trust  Fund's  rights  (but  none  of its  obligations)  under  such  Derivative  Contract  to the  Trustee  on  behalf  the  Class  SB
Certificateholders  and shall include an express consent to the Derivative  Counterparty to such assignment,  (iii) provide that in the event of the occurrence of an Event of Default,  such Derivative  Contract shall terminate upon the direction of a majority  Percentage
Interest  of the  Class SB  Certificates,  and (iv)  prohibit  the  Derivative  Counterparty  from  "setting-off'  or  "netting"  other obligations of the Trust Fund and its Affiliates against such Derivative Counterparty's payment obligations thereunder.

Section 4.12.     Tax Treatment of Yield Maintenance Payments, Swap Payments and Swap Termination Payments.

         For federal  income tax  purposes,  each holder of a Class A,  Class M or Class SB  Certificate  is deemed to own an undivided beneficial  ownership interest in a REMIC regular interest and the right to receive payments received by the Trustee,  on behalf of the
Trust  Fund,  pursuant to the Yield  Maintenance  Agreement,  and, in the case of the Class SB  Certificates,  the  obligation  to make payments to the Class A Certificates and Class M Certificates,  in respect of the amounts set forth in  Section 4.09(b) which  right to receive such payments shall not be attributable to any asset or amount owed by any REMIC created hereunder.

         For federal  income tax purposes,  each holder of a Class A or Class M  Certificate is also deemed to own the right to receive payments from the  Supplemental  Interest Trust in respect of the related Basis Risk Shortfall  Carry-Forward  Amount (less any amounts received under the Yield Maintenance  Agreement),  and the obligation to make payments to the Supplemental  Interest Trust. For federal income tax  purposes,  the Trustee  will account for payments to each  Class A and Class M  Certificates  as follows:  each Class A and
Class M  Certificate  will be treated as receiving their entire payment from REMIC II  (regardless of any  Swap Termination  Payment or obligation under the  Swap Agreement) and  subsequently  paying their portion of any  Swap Termination  Payment in respect of each such
Class'  obligation  under the  Swap Agreement.  In the event that any such Class is  resecuritized in a REMIC, the obligation under the
Swap Agreement to pay any such  Swap Termination  Payment (or any Net Swap  Payment),  will be made by one or more of the REMIC Regular
Interests issued by the  resecuritization  REMIC subsequent  to such  REMIC Regular  Interest  receiving its full payment from any such
Class A or Class M  Certificate.  Resecuritization  of any Class A or Class M  Certificate in a REMIC will be  permissible  only if the
Trustee hereunder is the trustee in such  resecuritization.

         The REMIC regular interest corresponding to a Class A or Class M Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the certificate to which it corresponds, except that
(i) the maximum interest rate of that REMIC regular interest will equal the applicable Net WAC Cap Rate computed for this purpose by limiting the base calculation amount of the Swap Agreement to the Stated Principal Balance of the Mortgage Loans and (ii) any
Swap Termination Payment will be treated as being payable solely from Excess Cash Flow. As a result of the foregoing, the amount of distributions and taxable income on the REMIC regular interest corresponding to a Class A or Class M Certificate may exceed the actual amount of distributions on the Class A or Class M Certificate.

ARTICLE V

                                                           THE CERTIFICATES

Section 5.01.     The Certificates.

(a)      The Class A,  Class M,  Class SB and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C, D and E,  respectively,  and shall,  on original  issue,  be executed  and  delivered  by the Trustee to the  Certificate  Registrar  for
authentication  and  delivery  to or upon the order of the  Depositor  upon  receipt by the  Trustee or one or more  Custodians  of the documents  specified in  Section 2.01.  The Class A and Class M-1,  Certificates  shall be issuable in minimum dollar  denominations of
$25,000 and integral  multiples of $1 in excess thereof.  The Class M-2,  Class M-3,  Class M-4,  Class M-5 and Class M-6  Certificates
shall be  issuable  in minimum  dollar  denominations  of  $250,000  and  integral  multiples  of $1 in excess  thereof.  The  Class SB
Certificates  shall be issuable in registered,  certificated form in minimum  percentage  interests of 5.00% and integral  multiples of
0.01% in excess thereof.  Each Class of Class R  Certificates  shall be issued in registered,  certificated form in minimum  percentage interests of 20.00% and integral multiples of 0.01% in excess thereof;  provided,  however,  that one Class R Certificate of each Class will be  issuable  to the  REMIC  Administrator  as "tax  matters  person"  pursuant  to  Section 10.01(c) in  a  minimum  denomination representing  a Percentage  Interest of not less than 0.01%.  The  Certificates  shall be executed by manual or facsimile  signature on behalf of an authorized  officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures of individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals or any of them have ceased to hold such offices  prior to the  authentication  and delivery of such  Certificate  or did not hold such offices at the date of such
Certificates.  No Certificate shall be entitled to any benefit under this Agreement,  or be valid for any purpose, unless there appears on such  Certificate  a  certificate  of  authentication  substantially  in the form  provided for herein  executed by the  Certificate
Registrar by manual signature,  and such certificate upon any Certificate  shall be conclusive  evidence,  and the only evidence,  that such  Certificate  has  been  duly  authenticated  and  delivered  hereunder.  All  Certificates  shall  be  dated  the  date of  their authentication.

(b)      The Class A and Class M  Certificates  shall  initially be issued as one or more  Certificates  registered  in the name of the
Depository or its nominee and,  except as provided  below,  registration  of such  Certificates  may not be  transferred by the Trustee except to another  Depository that agrees to hold such  Certificates  for the respective  Certificate  Owners with Ownership  Interests therein.  The Certificate Owners shall hold their respective  Ownership  Interests in and to each such Class A and Class M  Certificate through the book-entry  facilities of the Depository and, except as provided  below,  shall not be entitled to Definitive  Certificates in respect of such Ownership  Interests.  All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry
Certificates shall be made in accordance with the procedures  established by the Depository  Participant or brokerage firm representing such Certificate  Owner.  Each Depository  Participant  shall transfer the Ownership  Interests only in the Book-Entry  Certificates of
Certificate  Owners it  represents  or of  brokerage  firms  for  which it acts as agent in  accordance  with the  Depository's  normal procedures.

         The  Trustee,  the Master  Servicer  and the  Depositor  may for all  purposes  (including  the making of payments  due on the respective  Classes of Book-Entry  Certificates)  deal with the Depository as the authorized  representative of the Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  for the purposes of exercising  the rights of  Certificateholders hereunder.  The rights of Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  shall be limited to those  established  by law and  agreements  between  such  Certificate  Owners and the  Depository  Participants  and  brokerage  firms representing  such Certificate  Owners.  Multiple  requests and directions from, and votes of, the Depository as Holder of any Class of
Book-Entry  Certificates  with  respect to any  particular  matter  shall not be deemed  inconsistent  if they are made with respect to different  Certificate  Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         In addition,  if an Event of Default has occurred and is continuing,  each  Certificate  Owner materially  adversely  affected thereby may at its option request a Definitive  Certificate  evidencing such  Certificate  Owner's  Percentage  Interest in the related
Class of  Certificates.  In order to make such  request,  such  Certificate  Owner shall,  subject to the rules and  procedures  of the
Depository,  provide the  Depository or the related  Depository  Participant  with  directions for the Trustee to exchange or cause the exchange of the Certificate  Owner's interest in such Class of Certificates for an equivalent  Percentage  Interest in fully registered definitive  form.  Upon receipt by the Trustee of instruction  from the Depository  directing the Trustee to effect such exchange (such instructions to contain  information  regarding the Class of Certificates and the Certificate  Principal  Balance being exchanged,  the
Depository  Participant account to be debited with the decrease,  the registered holder of and delivery instructions for the Definitive
Certificates and any other  information  reasonably  required by the Trustee),  (i) the Trustee shall instruct the Depository to reduce the related Depository  Participant's account by the aggregate Certificate Principal Balance of the Definitive  Certificates,  (ii) the
Trustee shall  execute,  authenticate  and deliver,  in accordance  with the  registration  and delivery  instructions  provided by the
Depository,  a Definitive  Certificate  evidencing such  Certificate  Owner's  Percentage  Interest in such Class of  Certificates  and
(iii) the  Trustee shall execute and authenticate a new Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate
Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

         If  (i)(A) the  Depositor  advises  the  Trustee in  writing  that the  Depository  is no longer  willing or able to  properly discharge its  responsibilities  as Depository and (B) the  Depositor is unable to locate a qualified  successor or (ii) the  Depositor notifies  the  Depository  of its intent to  terminate  the  book-entry  system  and,  upon  receipt of notice of such  intent from the
Depository,  the  Depository  Participants  holding  beneficial  interest  in  the  Book-Entry  Certificates  agree  to  initiate  such termination,  the Trustee shall notify all Certificate Owners,  through the Depository,  of the occurrence of any such event and of the availability  of Definitive  Certificates  to Certificate  Owners  requesting the same. Upon surrender to the Trustee of the Book-Entry
Certificates  by the  Depository,  accompanied by  registration  instructions  from the Depository for  registration  of transfer,  the
Trustee shall issue the Definitive  Certificates.  Neither the Depositor,  the Master  Servicer nor the Trustee shall be liable for any actions taken by the  Depository or its nominee,  including,  without  limitation,  any delay in delivery of any  instruction  required under this  Section and  may  conclusively  rely on, and shall be  protected  in relying on, such  instructions.  Upon the  issuance of
Definitive  Certificates,  the  Trustee  and the Master  Servicer  shall  recognize  the  Holders  of the  Definitive  Certificates  as
Certificateholders hereunder.

(c)      Each of the Certificates is intended to be a "security"  governed by Article 8 of the Uniform  Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)      The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee,  in  accordance  with the provisions of Section 8.12,  a Certificate Register in which, subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.  The Trustee is initially appointed  Certificate  Registrar for the purpose of registering  Certificates and transfers and exchanges of Certificates as herein  provided.  The  Certificate  Registrar,  or  the  Trustee,  shall  provide  the  Master  Servicer  with  a  certified  list  of
Certificateholders as of each Record Date prior to the related Determination Date.

(b)      Upon surrender for  registration  of transfer of any  Certificate  at any office or agency of the Trustee  maintained for such purpose  pursuant to  Section 8.12  and, in the case of any Class SB or Class R  Certificate,  upon  satisfaction of the conditions set forth below,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in the name of the designated
Transferee or Transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

(c)      At the option of the Certificateholders,  Certificates may be exchanged for other Certificates of authorized  denominations of a like Class and  aggregate  Percentage  Interest,  upon  surrender of the  Certificates  to be exchanged at any such office or agency.
Whenever any  Certificates are so surrendered for exchange the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver the Certificates of such Class which the  Certificateholder  making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the  Certificate  Registrar) be duly endorsed by, or be  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)      No transfer,  sale,  pledge or other  disposition  of a Class SB or Class R  Certificate  shall be made unless such  transfer, sale,  pledge or other  disposition is exempt from the  registration  requirements of the Securities Act of 1933, as amended (the "1933
Act"), and any applicable state securities laws or is made in accordance with said Act and laws.  Except as otherwise  provided in this
Section 5.02(d),  in the event that a transfer of a Class SB or Class R  Certificate is to be made,  (i) unless  the Depositor  directs the  Trustee  otherwise,  the  Trustee  shall  require a written  Opinion of Counsel  addressed  to and  acceptable  to and in form and substance  satisfactory  to the Trustee and the  Depositor  that such transfer may be made  pursuant to an  exemption,  describing  the applicable  exemption and the basis therefor,  from said Act and laws or is being made pursuant to said Act and laws,  which Opinion of
Counsel  shall not be an expense of the Trustee,  the Trust Fund,  the  Depositor or the Master  Servicer,  and (ii) the  Trustee shall require the  Transferee  to execute a  representation  letter,  substantially  in the form of Exhibit J  hereto,  and the Trustee shall require the transferor to execute a representation  letter,  substantially in the form of Exhibit K  hereto,  each acceptable to and in form and substance  satisfactory  to the Depositor  and the Trustee  certifying to the Depositor and the Trustee the facts  surrounding such  transfer,  which  representation  letters  shall not be an expense of the Trustee,  the Trust Fund,  the  Depositor or the Master
Servicer.  In lieu of the requirements set forth in the preceding sentence,  transfers of Class SB or Class R  Certificates may be made in accordance  with this  Section 5.02(d) if  the  prospective  Transferee  of such a  Certificate  provides the Trustee and the Master
Servicer with an investment  letter  substantially in the form of Exhibit O  attached hereto,  which investment  letter shall not be an expense of the Trustee,  the Depositor,  or the Master  Servicer,  and which investment  letter states that,  among other things,  such
Transferee  (i) is a "qualified  institutional  buyer" as defined under Rule 144A,  acting for its own account or the accounts of other
"qualified  institutional  buyers" as defined under Rule 144A,  and (ii) is aware that the proposed  transferor  intends to rely on the exemption from  registration  requirements  under the 1933 Act provided by Rule 144A.  The Holder of a Class SB or Class R  Certificate
desiring to effect any  transfer,  sale,  pledge or other  disposition  shall,  and does hereby agree to,  indemnify  the Trustee,  the
Depositor,  the Master Servicer and the Certificate  Registrar  against any liability that may result if the transfer,  sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

(e)      (i)      In the case of any Class SB Certificate or Class R Certificate  presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the
Depositor and the Master  Servicer to the effect that the purchase and holding of such Class SB or Class R  Certificate  is permissible under  applicable  law,  will not  constitute  or  result  in any  non-exempt  prohibited  transaction  under  Section 406  of ERISA or
Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Depositor or the
Master Servicer,  or (B) the  prospective  Transferee  shall be required to provide the Trustee,  the Depositor and the Master Servicer with a  certification  to the effect set forth in  Exhibit J  (with  respect to a Class SB  Certificate),  or in  paragraph  fifteen of
Exhibit I-1 (with respect to a Class R Certificate),  which the Trustee may rely upon without further inquiry or investigation, or such other  certifications  as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited  transaction  provisions of
ERISA or  Section 4975  of the Code (each,  an "ERISA  Plan"),  or any Person  (including,  without  limitation,  an insurance  company investing its general accounts,  an investment  manager,  a named fiduciary or a trustee of any ERISA Plan) who is using "plan assets,"
within the meaning of ERISA and the U.S.  Department of Labor  regulation  promulgated at 29 C.F.R.ss.2510.3 101, of any Plan (each, an
"ERISA Plan Investor") to effect such acquisition.

(ii)     Any transferee of a Class A Certificate  rated at least "AA-" at the time of purchase (a  "Unrestricted  Class A Certificate")
         will be deemed to have represented by virtue of its purchase and holding of such  Certificate (or any interest  therein) that, as of any date prior to the  termination of the Swap Agreement,  its acquisition of such  Certificate and the right to receive
         (and its receipt of) payments from the  Supplemental  Interest  Trust are eligible for  exemptive  relief  available  under at least one of PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23 or other applicable exemption.

(iii)    Any  Transferee  of a  Class M  Certificate  or  Class A  Certificate  not  rated at least  "AA-" at the time of  purchase  (a
         "Restricted Class A  Certificate") will be deemed to have represented by virtue of its purchase or holding of such Certificate
         (or any  interest  therein)  that  either  (a) such  Transferee  is not an ERISA Plan or an ERISA Plan  Investor,  (b)(x) such
         Transferee  is an  insurance  company,  (y) the source of funds used to purchase  or hold such  Certificate  (or any  interest therein) is an  "insurance  company  general  account" (as defined in DOL  Prohibited  Transaction  Class  Exemption  ("PTCE")
         95-60),  and (z) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied  (each entity that satisfies this clause (b), a "Complying Insurance Company").

(A)      If any Class M  Certificate  or Restricted  Class A  Certificate  (or any interest  therein) is acquired or held by any Person that does not satisfy the  conditions  described in paragraph  (ii) above,  then the last preceding  Transferee  that either (x) is not an ERISA Plan or an ERISA Plan Investor or (y) is a Complying  Insurance Company shall be restored, to the extent  permitted by law, to all rights and obligations as Certificate  Owner thereof  retroactive to the date of such Transfer of such  Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

(B)      Any purported  Certificate Owner whose  acquisition or holding of any Class M  Certificate or Restricted  Class A  Certificate
                  (or any interest therein) was effected in violation of the restrictions in this  Section 5.02(e) shall  indemnify and hold harmless the Depositor,  the Trustee, the Master Servicer,  any Subservicer,  any underwriter and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses  incurred by such  parties as a result of such acquisition or holding.

(f)      (i)      Each  Person  who has or who  acquires  any  Ownership  Interest  in a  Class R  Certificate  shall be  deemed by the acceptance or  acquisition of such Ownership  Interest to have agreed to be bound by the following  provisions and to have  irrevocably authorized  the Trustee or its  designee  under  clause (iii) (A) below  to deliver  payments to a Person other than such Person and to negotiate the terms of any mandatory sale under  clause (iii) (B) below  and to execute all instruments of transfer and to do all other things  necessary  in  connection  with any such  sale.  The  rights of each  Person  acquiring  any  Ownership  Interest  in a Class R
Certificate are expressly subject to the following provisions:

(A)      Each Person holding or acquiring any Ownership  Interest in a Class R  Certificate  shall be a Permitted  Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)      In  connection  with any proposed  Transfer of any  Ownership  Interest in a Class R  Certificate,  the Trustee  shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

(1)      an affidavit and agreement (a "Transfer  Affidavit  and  Agreement,"  in the form  attached  hereto as  Exhibit I-1)  from the proposed  Transferee,  in  form  and  substance  satisfactory  to  the  Master  Servicer,  representing  and warranting,  among other things, that it is a Permitted  Transferee,  that it is not acquiring its Ownership
                           Interest in the Class R  Certificate that is the subject of the proposed  Transfer as a nominee,  trustee or agent for any  Person  who is not a  Permitted  Transferee,  that for so long as it  retains  its  Ownership
                           Interest  in a Class R  Certificate,  it will  endeavor to remain a  Permitted  Transferee,  and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

(2)      a certificate,  in the form attached hereto as Exhibit I-2,  from the Holder wishing to transfer the Class R  Certificate,  in form and substance  satisfactory to the Master Servicer,  representing  and warranting,  among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)      Notwithstanding  the delivery of a Transfer  Affidavit and Agreement by a proposed  Transferee  under  clause (B) above,  if a
                  Responsible  Officer of the  Trustee  who is  assigned  to this  Agreement  has actual  knowledge  that the  proposed
                  Transferee  is not a Permitted  Transferee,  no Transfer of an Ownership  Interest in a Class R  Certificate  to such proposed Transferee shall be effected.

(D)      Each Person  holding or acquiring  any  Ownership  Interest in a Class R  Certificate  shall agree  (x) to  require a Transfer
                  Affidavit and Agreement  from any other Person to whom such Person  attempts to transfer its Ownership  Interest in a
                  Class R  Certificate  and (y) not to transfer its Ownership  Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

(E)      Each Person holding or acquiring an Ownership Interest in a Class R  Certificate,  by purchasing an Ownership Interest in such
                  Certificate,  agrees to give the  Trustee  written  notice that it is a  "pass-through  interest  holder"  within the meaning of  Temporary  Treasury  Regulations  Section 1.67-3T(a)(2)(i)(A) immediately  upon  acquiring  an  Ownership
                  Interest in a Class R  Certificate,  if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii)     The Trustee shall register the Transfer of any Class R  Certificate only if it shall have received the Transfer  Affidavit and
         Agreement,  a certificate of the Holder  requesting  such transfer in the form attached  hereto as Exhibit I-2 and all of such other documents as shall have been reasonably  required by the Trustee as a condition to such  registration.  Transfers of the
         Class R  Certificates to Non-United  States Persons and Disqualified  Organizations (as defined in  Section 860E(e)(5)  of the
         Code) are prohibited.

(A)      If any  Disqualified  Organization  shall  become a holder  of a  Class R  Certificate,  then  the  last  preceding  Permitted
                  Transferee  shall be  restored,  to the extent  permitted  by law, to all rights and  obligations  as Holder  thereof retroactive to the date of registration of such Transfer of such Class R  Certificate.  If a Non-United States Person shall become a holder of a Class R  Certificate,  then the last preceding United States Person shall be restored,  to the extent permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of registration of such Transfer of such Class R  Certificate.  If a transfer of a Class R Certificate is disregarded pursuant to the provisions  of  Treasury  Regulations  Section 1.860E-1  or  Section 1.860G-3,  then  the  last  preceding  Permitted
                  Transferee  shall be  restored,  to the extent  permitted  by law, to all rights and  obligations  as Holder  thereof retroactive to the date of registration of such Transfer of such Class R  Certificate.  The Trustee shall be under no liability to any Person for any  registration of Transfer of a Class R  Certificate  that is in fact not permitted by this  Section 5.02(f)  or for making any payments  due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)      If any  purported  Transferee  shall  become a Holder  of a Class R  Certificate  in  violation  of the  restrictions  in this
                  Section 5.02(f)  and to the extent  that the  retroactive  restoration  of the  rights of the Holder of such  Class R
                  Certificate  as described  in  clause (iii) (A) above  shall be invalid,  illegal or  unenforceable,  then the Master
                  Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate,  to sell such Class R  Certificate  to a purchaser  selected by the Master  Servicer on such terms as the Master  Servicer may choose. Such purported  Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer.  Such purchaser may be the Master Servicer itself or any Affiliate of the Master
                  Servicer.  The proceeds of such sale, net of the  commissions  (which may include  commissions  payable to the Master
                  Servicer  or its  Affiliates),  expenses  and taxes due,  if any,  will be  remitted  by the Master  Servicer to such purported  Transferee.  The terms and conditions of any sale under this  clause (iii) (B) shall  be determined in the sole  discretion  of the  Master  Servicer,  and the  Master  Servicer  shall not be liable to any  Person  having an
                  Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iii)    The Master Servicer,  on behalf of the Trustee,  shall make available,  upon written request from the Trustee, all information necessary to compute any tax imposed

(A)      as a  result  of the  Transfer  of an  Ownership  Interest  in a  Class R  Certificate  to any  Person  who is a  Disqualified
                  Organization,  including the information  regarding "excess inclusions" of such Class R  Certificates  required to be provided  to the  Internal  Revenue  Service and  certain  Persons as  described  in  Treasury  Regulations  Sections
                  1.860D-1(b)(5) and 1.860E-2(a)(5), and

(B)      as a result of any regulated investment company, real estate investment trust, common trust fund,  partnership,  trust, estate or  organization  described in  Section 1381  of the Code that holds an Ownership  Interest in a Class R  Certificate having  as  among  its  record  holders  at any  time  any  Person  who is a  Disqualified  Organization.  Reasonable
                  compensation for providing such information may be required by the Master Servicer from such Person.

(iv)     The provisions of this  Section 5.02(f) set forth prior to this clause (v) may be modified,  added to or eliminated,  provided that there shall have been delivered to the Trustee the following:

(A)      Written  notification  from each  Rating  Agency to the effect  that the  modification,  addition  to or  elimination  of such provisions  will not cause  such  Rating  Agency to  downgrade  its  then-current  ratings,  if any,  of the  Class A
                  Certificates  and Class M  Certificates  below the lower of the  then-current  rating or the rating  assigned to such
                  Certificates as of the Closing Date by such Rating Agency; and

(B)      a  certificate  of the Master  Servicer  stating  that the Master  Servicer  has  received an Opinion of Counsel,  in form and substance  satisfactory to the Master Servicer, to the effect that such modification,  addition to or absence of such provisions  will not cause any REMIC  created  hereunder  to cease to qualify  as a REMIC and will not cause  (x) any
                  REMIC created  hereunder to be subject to an entity-level tax caused by the Transfer of any Class R  Certificate to a
                  Person  that is a  Disqualified  Organization  or (y) a  Certificateholder  or  another  Person  to be  subject  to a
                  REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)      No service  charge  shall be made for any  transfer  or  exchange of  Certificates  of any Class,  but the Trustee may require payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in connection  with any transfer or exchange of Certificates.

(h)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated  Certificate is surrendered to the Certificate  Registrar,  or the Trustee and the Certificate  Registrar
receive  evidence to their  satisfaction  of the  destruction,  loss or theft of any  Certificate,  and  (ii) there is delivered to the
Trustee and the  Certificate  Registrar such security or indemnity as may be required by them to save each of them  harmless,  then, in the absence of notice to the Trustee or the  Certificate  Registrar that such  Certificate  has been acquired by a bona fide purchaser, the Trustee  shall  execute and the  Certificate  Registrar  shall  authenticate  and  deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate,  a new Certificate of like tenor, Class and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new Certificate under this Section,  the Trustee may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge  that may be imposed in relation  thereto and any other  expenses
(including the fees and expenses of the Trustee and the Certificate  Registrar) connected therewith.  Any duplicate  Certificate issued pursuant to this Section shall  constitute complete and indefeasible  evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

         Prior to due presentation of a Certificate for  registration of transfer,  the Depositor,  the Master  Servicer,  the Trustee,
the Certificate Registrar and any agent of the Depositor,  the Master Servicer,  the Trustee or the Certificate Registrar may treat the
Person in whose name any  Certificate  is  registered  as the owner of such  Certificate  for the  purpose of  receiving  distributions pursuant  to  Section 4.02  and  for all  other  purposes  whatsoever,  except  as and to the  extent  provided  in the  definition  of
"Certificateholder"  and neither the  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar nor any agent of the
Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  shall be affected  by notice to the  contrary  except as provided in Section 5.02(f).

Section 5.05.     Appointment of Paying Agent.

         The  Trustee  may  appoint  a Paying  Agent  for the  purpose  of  making  distributions  to  Certificateholders  pursuant  to
Section 4.02.  In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall  deposit or cause to be  deposited  with the Paying Agent a sum  sufficient  to make the  payments to  Certificateholders  in the amounts  and in the manner  provided  for in  Section 4.02,  such sum to be held in trust for the  benefit of  Certificateholders.  The
Trustee  shall cause each Paying Agent to execute and deliver to the Trustee an  instrument in which such Paying Agent shall agree with the Trustee  that such Paying  Agent will hold all sums held by it for the  payment to  Certificateholders  in trust for the benefit of the  Certificateholders  entitled  thereto  until such sums shall be paid to such  Certificateholders.  Any sums so held by such Paying
Agent shall be held only in Eligible  Accounts to the extent such sums are not  distributed  to the  Certificateholders  on the date of receipt by such Paying Agent.

ARTICLE VI

                                                 THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.

         The  Depositor and the Master  Servicer  shall each be liable in  accordance  herewith  only to the extent of the  obligations specifically and respectively  imposed upon and undertaken by the Depositor and the Master Servicer herein.  By way of illustration and not  limitation,  the  Depositor is not liable for the  servicing  and  administration  of the Mortgage  Loans,  nor is it obligated by
Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder that it may, but is not obligated to, assume unless it elects to assume such  obligation in accordance herewith.

Section 6.02.     Merger or  Consolidation  of the Depositor or the Master  Servicer;  Assignment of Rights and Delegation of Duties by
                           Master Servicer.

(a)      The Depositor and the Master  Servicer  shall each keep in full effect its  existence,  rights and franchises as a corporation under the laws of the state of its  incorporation,  and will each obtain and  preserve  its  qualification  to do business as a foreign corporation in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability  of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)      Any Person into which the Depositor or the Master Servicer may be merged or  consolidated,  or any corporation  resulting from any merger or  consolidation  to which the Depositor or the Master Servicer shall be a party, or any Person  succeeding to the business of the  Depositor  or the  Master  Servicer,  shall be the  successor  of the  Depositor  or the Master  Servicer,  as the case may be, hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary  notwithstanding;  provided,  however, that the successor or surviving Person to the Master Servicer shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's  ratings,  if any, of the Class A  Certificates and Class M  Certificates in effect  immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)      Notwithstanding  anything else in this  Section 6.02  and  Section 6.04  to the contrary,  the Master  Servicer may assign its rights and delegate its duties and obligations  under this Agreement;  provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory  to the Trustee and the  Depositor,  is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement,  in form and  substance  reasonably  satisfactory  to the Depositor  and the Trustee,  which  contains an assumption by such
Person of the due and punctual  performance  and  observance  of each  covenant and condition to be performed or observed by the Master
Servicer under this Agreement;  provided  further that each Rating Agency's rating of the Classes of Certificates  that have been rated in effect  immediately  prior to such  assignment  and  delegation  will not be  qualified,  reduced or  withdrawn  as a result of such assignment  and delegation (as evidenced by a letter to such effect from each Rating  Agency).  In the case of any such  assignment and delegation,  the Master  Servicer shall be released from its obligations  under this  Agreement,  except that the Master Servicer shall remain liable for all  liabilities  and  obligations  incurred by it as Master  Servicer  hereunder  prior to the  satisfaction  of the conditions to such assignment and delegation set forth in the next preceding  sentence.  This Section 6.02 shall not apply to any sale, transfer, pledge or assignment by Residential Funding of the Call Rights.

         (d)      The conversion of Residential Funding Company, LLC's or Residential Asset Mortgage Products,  Inc.'s structure from a
Delaware  corporation  to a limited  liability  company shall not require the consent of any party or notice to any party and shall not in any way affect the rights or  obligations  of  Residential  Funding  Company,  LLC or  Residential  Asset  Mortgage  Products,  Inc.
hereunder.

Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others.

         None of the  Depositor,  the Master  Servicer or any of the directors,  officers,  employees or agents of the Depositor or the
Master  Servicer shall be under any liability to the Trust Fund or the  Certificateholders  for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement,  or for errors in judgment;  provided,  however, that this provision shall not protect the  Depositor,  the Master  Servicer or any such Person  against any breach of  warranties or  representations  made herein or any  liability  which would  otherwise  be imposed by reason of willful  misfeasance,  bad faith or gross  negligence  in the performance of duties or by reason of reckless  disregard of obligations and duties hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee or agent of the  Depositor or the Master  Servicer may rely in good faith on any document of any kind prima facie  properly  executed and  submitted by any Person  respecting  any matters  arising  hereunder.  The  Depositor,  the Master
Servicer and any director,  officer,  employee or agent of the Depositor or the Master  Servicer shall be indemnified by the Trust Fund and held harmless  against any loss,  liability or expense  incurred in connection  with any legal action relating to this Agreement or the  Certificates,  other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss,  liability  or expense  shall be  otherwise  reimbursable  pursuant to this  Agreement)  and any loss,  liability or expense incurred by reason of willful  misfeasance,  bad faith or gross  negligence  in the  performance  of duties  hereunder  or by reason of reckless  disregard of obligations  and duties  hereunder.  Neither the Depositor nor the Master Servicer shall be under any obligation to appear in,  prosecute or defend any legal or  administrative  action,  proceeding,  hearing or examination that is not incidental to its  respective  duties under this  Agreement and which in its opinion may involve it in any expense or liability;  provided,  however, that the Depositor or the Master Servicer may in its discretion undertake any such action,  proceeding,  hearing or examination that it may deem  necessary or desirable in respect to this  Agreement and the rights and duties of the parties hereto and the interests of the
Certificateholders  hereunder. In such event, the legal expenses and costs of such action,  proceeding,  hearing or examination and any liability  resulting  therefrom  shall be expenses,  costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer
shall be entitled to be reimbursed  therefor out of amounts  attributable to the Mortgage Loans on deposit in the Custodial  Account as provided by  Section 3.10  and, on the  Distribution  Date(s)  following such  reimbursement,  the aggregate of such expenses and costs shall be  allocated  in  reduction of the Accrued  Certificate  Interest on each Class  entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.     Depositor and Master Servicer Not to Resign.

         Subject to the  provisions of  Section 6.02,  neither the Depositor nor the Master  Servicer  shall resign from its respective obligations  and duties  hereby  imposed on it except upon  determination  that its duties  hereunder are no longer  permissible  under applicable  law. Any such  determination  permitting the  resignation of the Depositor or the Master  Servicer shall be evidenced by an
Opinion of Counsel (at the expense of the resigning party) to such effect  delivered to the Trustee.  No such resignation by the Master
Servicer shall become  effective until the Trustee or a successor  servicer shall have assumed the Master  Servicer's  responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                                                DEFAULT

Section 7.01.     Events of Default.

         Event of Default,  wherever used herein,  means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)      the  Master  Servicer  shall fail to  distribute  or cause to be  distributed  to  Holders  of  Certificates  of any Class any distribution  required to be made under the terms of the  Certificates  of such Class and this  Agreement and, in either case, such failure  shall  continue  unremedied  for a period of 5 days after the date upon which  written  notice of such  failure, requiring  such failure to be  remedied,  shall have been given to the Master  Servicer by the Trustee or the  Depositor or to
         the Master  Servicer,  the  Depositor  and the  Trustee by the Holders of  Certificates  of such Class  evidencing  Percentage
         Interests aggregating not less than 25%; or

(ii)     the Master  Servicer shall fail to observe or perform in any material  respect any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates of any Class or in this Agreement and such failure shall continue unremedied  for a period of 30 days  (except  that such number of days shall be 15 in the case of a failure to pay the premium for any  Required  Insurance  Policy)  after  the date on which  written  notice  of such  failure,  requiring  the same to be remedied,  shall have been given to the Master  Servicer  by the  Trustee or the  Depositor,  or to the Master  Servicer,  the
         Depositor and the Trustee by the Holders of  Certificates  of any Class  evidencing,  as to such Class,  Percentage  Interests aggregating not less than 25%; or

(iii)    a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an involuntary  case under any present or future  federal or state  bankruptcy,  insolvency or similar law or appointing a conservator  or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar proceedings,  or for the  winding-up or liquidation of its affairs,  shall have been entered  against the Master  Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)     the Master  Servicer  shall  consent to the  appointment  of a  conservator  or  receiver  or  liquidator  in any  insolvency, readjustment of debt,  marshalling of assets and liabilities,  or similar  proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)      the Master  Servicer  shall admit in writing its  inability to pay its debts  generally as they become due, file a petition to take  advantage  of, or  commence a voluntary  case under,  any  applicable  insolvency  or  reorganization  statute,  make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)     the Master  Servicer  shall notify the Trustee  pursuant to  Section 4.04(b) that  it is unable to deposit in the  Certificate
         Account an amount equal to the Advance.

         If an Event of Default described in  clauses (i)-(v) of  this  Section shall  occur, then, and in each and every such case, so long as such Event of Default  shall not have been  remedied,  either the Depositor or the Trustee shall at the direction of Holders of
Certificates  entitled to at least 51% of the Voting  Rights,  by notice in writing to the Master  Servicer  (and to the  Depositor  if given by the Trustee or to the Trustee if given by the  Depositor),  terminate all of the rights and obligations of the Master Servicer under  this  Agreement  and in and to the  Mortgage  Loans and the  proceeds  thereof,  other  than its  rights as a  Certificateholder hereunder;  provided,  however, that a successor to the Master Servicer is appointed pursuant to Section 7.02 and such successor Master
Servicer shall have accepted the duties of Master  Servicer  effective  upon the  resignation  of the Master  Servicer.  If an Event of
Default  described  in  clause (vi)  hereof  shall  occur,  the Trustee  shall,  by notice to the Master  Servicer  and the  Depositor, immediately  terminate all of the rights and  obligations of the Master  Servicer under this Agreement and in and to the Mortgage Loans and the  proceeds  thereof,  other than its rights as a  Certificateholder  hereunder as provided in  Section 4.04(b).  On or after the receipt by the Master  Servicer of such written notice,  all authority and power of the Master  Servicer under this Agreement,  whether with respect to the  Certificates  (other than as a Holder  thereof) or the Mortgage Loans or otherwise,  shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's  designee  appointed  pursuant to  Section 7.02;  and,  without  limitation,  the
Trustee  is hereby  authorized  and  empowered  to execute  and  deliver,  on behalf of the Master  Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other  instruments,  and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of  termination,  whether to complete the transfer and  endorsement  or  assignment  of the Mortgage
Loans and related  documents,  or otherwise.  The Master  Servicer agrees to cooperate with the Trustee in effecting the termination of the Master  Servicer's  responsibilities  and rights  hereunder,  including,  without  limitation,  the  transfer to the Trustee or its designee for  administration  by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate
Account or thereafter be received with respect to the Mortgage  Loans.  No such  termination  shall release the Master Servicer for any liability  that  it  would  otherwise  have  hereunder  for  any act or  omission  prior  to the  effective  time of such  termination.
Notwithstanding  any  termination of the activities of Residential  Funding in its capacity as Master Servicer  hereunder,  Residential
Funding shall be entitled to receive,  out of any late  collection  of a Monthly  Payment on a Mortgage Loan which was due prior to the notice  terminating  Residential  Funding's  rights and obligations as Master Servicer  hereunder and received after such notice,  that portion to which  Residential  Funding  would have been  entitled  pursuant  to  Sections  3.10(a)(ii) ,  (vi) and (vii) as well as its
Servicing Fee in respect thereof,  and any other amounts payable to Residential  Funding hereunder the entitlement to which arose prior to the  termination  of its  activities  hereunder.  Upon the  termination  of  Residential  Funding as Master  Servicer  hereunder the
Depositor shall deliver to the Trustee as successor Master Servicer a copy of the Program Guide.

Section 7.02.     Trustee or Depositor to Act; Appointment of Successor.

(a)      On and after the time the Master Servicer  receives a notice of termination  pursuant to Section 7.01 or resigns in accordance with  Section 6.04,  the Trustee or, upon notice to the Depositor and with the  Depositor's  consent  (which shall not be  unreasonably withheld) a designee  (which meets the standards set forth below) of the Trustee,  shall be the successor in all respects to the Master
Servicer in its capacity as servicer  under this Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities relating thereto placed on the Master Servicer (except for the  responsibilities, duties and liabilities  contained in Sections 2.02 and 2.03(a),  excluding the duty to notify related Subservicers as set forth in such
Sections,  and its  obligations to deposit  amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial  Account or the  Certificate  Account  pursuant to Sections  3.07(c) and  4.01(c) by the terms and provisions hereof);  provided,  however,  that any failure to perform such duties or  responsibilities  caused by the preceding Master  Servicer's failure to provide  information  required by  Section 4.04  shall not be  considered  a default by the Trustee  hereunder  as successor
Master  Servicer.  As compensation  therefor,  the Trustee as successor  Master Servicer shall be entitled to all funds relating to the
Mortgage Loans which the Master  Servicer  would have been entitled to charge to the Custodial  Account or the  Certificate  Account if
the Master  Servicer had continued to act hereunder  and, in addition,  shall be entitled to the income from any Permitted  Investments made with amounts  attributable  to the Mortgage Loans held in the Custodial  Account or the  Certificate  Account.  If the Trustee has
become the successor to the Master Servicer in accordance with  Section 6.04  or  Section 7.01,  then  notwithstanding  the above,  the
Trustee  may,  if it shall be  unwilling  to so act, or shall,  if it is unable to so act,  appoint,  or petition a court of  competent jurisdiction  to appoint,  any established  housing and home finance  institution,  which is also a Fannie Mae or Freddie  Mac-approved mortgage  servicing  institution,  having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the  assumption  of all or any  part  of the  responsibilities,  duties  or  liabilities  of the  Master  Servicer  hereunder.  Pending appointment of a successor to the Master Servicer  hereunder,  the Trustee shall become  successor to the Master Servicer and shall act in such capacity as hereinabove  provided.  In connection with such appointment and assumption,  the Trustee may make such arrangements for the  compensation  of such  successor out of payments on Mortgage Loans as it and such successor  shall agree;  provided,  however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder.  The Depositor,  the Trustee, the
Custodian and such  successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to effectuate any such succession.  The Servicing Fee for any successor Master Servicer  appointed  pursuant to this Section 7.02 will be lowered with respect to those  Mortgage  Loans,  if any,  where the  Subservicing  Fee  accrues at a rate of less than 0.50% per annum in the event that the successor  Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related  Subservicing  Fee to a rate of 0.50% per annum in order to hire a  Subservicer  with  respect to such  Mortgage  Loans.  The Master  Servicer  shall pay the reasonable expenses of the Trustee in connection with any servicing transfer hereunder.

(b)      In connection  with the  termination  or  resignation  of the Master  Servicer  hereunder,  either  (i) the  successor  Master
Servicer,  including  the Trustee if the Trustee is acting as  successor  Master  Servicer,  shall  represent  and warrant that it is a member  of MERS in good  standing  and shall  agree to  comply in all  material  respects  with the  rules  and  procedures  of MERS in connection  with the servicing of the Mortgage  Loans that are  registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor  Master  Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor  Master  Servicer as necessary under MERS' rules and  regulations,  or (ii) the  predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an  assignment  of Mortgage in recordable  form to transfer the  Mortgage  from MERS to the Trustee and to execute  and deliver  such other  notices,  documents  and other  instruments  as may be necessary or  desirable  to effect a transfer of such  Mortgage  Loan or  servicing  of such  Mortgage  Loan on the MERS(R)System to the successor  Master  Servicer.  The  predecessor  Master  Servicer shall file or cause to be filed any such assignment in the appropriate recording  office.  The  predecessor  Master  Servicer  shall bear any and all fees of MERS,  costs of  preparing  any  assignments  of
Mortgage,  and fees and costs of filing any  assignments  of Mortgage  that may be required  under this  subsection (b).  The Successor
Master  Servicer  shall cause such  assignment  to be delivered to the Trustee or the  Custodian  promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders.

(a)      Upon any such termination or appointment of a successor to the Master  Servicer,  the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b)      Within  60 days  after the  occurrence  of any  Event of  Default,  the  Trustee  shall  transmit  by mail to all  Holders  of
Certificates  notice of each such Event of Default  hereunder known to the Trustee,  unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.     Waiver of Events of Default.

         The  Holders  representing  at least 66% of the  Voting  Rights of  Certificates  affected  by a default  or Event of  Default hereunder may waive any default or Event of Default;  provided,  however,  that (a) a  default or Event of Default under  clause (i) of
Section 7.01  may be waived only by all of the Holders of  Certificates  affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in  Section 11.01(b)(i),  (ii) or (iii).
Upon any such  waiver of a default or Event of  Default by the  Holders  representing  the  requisite  percentage  of Voting  Rights of
Certificates  affected by such default or Event of Default,  such default or Event of Default  shall cease to exist and shall be deemed to have been remedied for every purpose  hereunder.  No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                                        CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)      The  Trustee,  prior to the  occurrence  of an Event of Default  and after the curing of all Events of Default  which may have occurred,  undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  In case an Event of
Default has occurred  (which has not been cured or waived),  the Trustee  shall  exercise such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise as a prudent  investor  would  exercise or use under the circumstances in the conduct of such investor's own affairs.

(b)      The Trustee,  upon  receipt of all  resolutions,  certificates,  statements,  opinions,  reports,  documents,  orders or other instruments  furnished to the Trustee which are  specifically  required to be furnished  pursuant to any  provision of this  Agreement, shall  examine  them to  determine  whether  they  conform  to the  requirements  of this  Agreement.  The  Trustee  shall  notify  the
Certificateholders  of any such documents which do not materially  conform to the  requirements of this Agreement in the event that the
Trustee,  after so requesting,  does not receive  satisfactorily  corrected documents in a timely fashion. The Trustee shall forward or cause to be  forwarded  or make  available  electronically  on its website in a timely  fashion  the  notices,  reports and  statements required to be forwarded by the Trustee  pursuant to Sections 4.03,  7.03, and 10.01.  The Trustee shall furnish in a timely fashion to the Master  Servicer  such  information  as the Master  Servicer may  reasonably  request from time to time for the Master  Servicer to fulfill its duties as set forth in this Agreement.  The Trustee  covenants and agrees that it shall perform its  obligations  hereunder in a manner so as to maintain  the status of each REMIC  created  hereunder as a REMIC under the REMIC  Provisions  (subject to Section
10.01(f))  and to prevent  the  imposition  of any  federal,  state or local  income,  prohibited  transaction  (except as  provided in
Section 2.04  herein),  contribution or other tax on the Trust Fund to the extent that  maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)      No provision of this  Agreement  shall be construed to relieve the Trustee from  liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this Agreement, the Trustee shall not be liable except for the  performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants  or  obligations  shall be read into this  Agreement  against the Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the  correctness  of the  opinions  expressed  therein,  upon any  certificates  or opinions  furnished  to the Trustee by the
         Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)     The  Trustee  shall  not be  personally  liable  for an error of  judgment  made in good  faith by a  Responsible  Officer  or
         Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining  the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in accordance with the direction of the  Certificateholders  holding  Certificates which evidence,  Percentage Interests aggregating  not less than 25% of the affected  Classes as to the time,  method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee shall not be charged with knowledge of any default  (other than a default in payment to the Trustee)  specified in clauses (i) and  (ii) of  Section 7.01  or an Event of Default under  clauses (iii) ,  (iv) and (v) of  Section 7.01  unless a
         Responsible  Officer of the Trustee  assigned to and working in the Corporate  Trust Office obtains  actual  knowledge of such failure or event or the Trustee  receives  written  notice of such  failure or event at its  Corporate  Trust  Office from the
         Master Servicer, the Depositor or any Certificateholder; and

(v)      Except to the extent  provided in  Section 7.02,  no provision in this  Agreement  shall require the Trustee to expend or risk its own funds (including,  without limitation,  the making of any Advance) or otherwise incur any personal financial liability in the  performance  of any of its duties as Trustee  hereunder,  or in the  exercise  of any of its rights or powers,  if the
         Trustee  shall have  reasonable  grounds for  believing  that  repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(d)      The Trustee  shall timely pay,  from its own funds,  the amount of any and all federal,  state and local taxes  imposed on the
Trust Fund or its assets or  transactions  including,  without  limitation,  (A) "prohibited  transaction"  penalty taxes as defined in
Section 860F  of the Code,  if,  when and as the same shall be due and  payable,  (B) any  tax on  contributions  to a REMIC  after the
Closing  Date  imposed  by  Section 860G(d) of  the Code and  (C) any  tax on "net  income  from  foreclosure  property"  as defined in
Section 860G(c) of  the Code, but only if such taxes arise out of a breach by the Trustee of its  obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)      Except as otherwise provided in Section 8.01:

(i)      The Trustee may rely and shall be protected in acting or refraining  from acting upon any resolution,  Officers'  Certificate, certificate of auditors or any other certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document  believed by it to be genuine and to have been signed or  presented  by the proper party or parties;

(ii)     The Trustee may consult with counsel and any Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action  taken or suffered  or omitted by it  hereunder  in good faith and in  accordance  with such  Opinion of
         Counsel;

(iii)    The Trustee,  or  Supplemental  Interest  Trust Trustee,  as  applicable,  shall be under no obligation to exercise any of the trusts or powers vested in it by this  Agreement or to institute,  conduct or defend any  litigation  hereunder or in relation hereto at the request,  order or direction of any of the  Certificateholders,  pursuant to the  provisions of this  Agreement, the Yield  Maintenance  Agreement,  or the Swap  Agreement  unless such  Certificateholders  shall have offered to the Trustee reasonable  security or  indemnity  against the costs,  expenses  and  liabilities  which may be incurred  therein or thereby;
         nothing  contained herein shall,  however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default
         (which has not been cured),  to exercise  such of the rights and powers  vested in it by this  Agreement,  and to use the same degree  of care and skill in their  exercise  as a prudent  investor  would  exercise  or use under the  circumstances  in the conduct of such investor's own affairs;

(iv)     The Trustee  shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)      Prior to the  occurrence  of an Event of  Default  hereunder  and after the  curing of all  Events of  Default  which may have occurred,  the  Trustee  shall not be bound to make any  investigation  into the facts or  matters  stated in any  resolution, certificate,  statement,  instrument,  opinion,  report, notice,  request,  consent,  order, approval,  bond or other paper or document,  unless  requested in writing to do so by the Holders of  Certificates  of any Class  evidencing,  as to such Class,
         Percentage  Interests,  aggregating not less than 50%; provided,  however, that if the payment within a reasonable time to the
         Trustee of the costs,  expenses or  liabilities  likely to be incurred  by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require  reasonable  indemnity  against  such  expense or  liability  as a  condition  to so  proceeding.  The reasonable  expense  of every  such  examination  shall be paid by the  Master  Servicer,  if an Event of  Default  shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)     The Trustee  may  execute any of the trusts or powers  hereunder  or perform  any duties  hereunder  either  directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys;

(vii)    To the extent  authorized  under the Code and the regulations  promulgated  thereunder,  each Holder of a Class R  Certificate hereby  irrevocably  appoints and  authorizes the Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns required  to be filed on behalf of the Trust  Fund.  The  Trustee  shall sign on behalf of the Trust  Fund and  deliver to the
         Master  Servicer  in a timely  manner any Tax  Returns  prepared  by or on behalf of the Master  Servicer  that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable  federal,  state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions; and

(viii)   Subject to compliance  with all  applicable  federal,  state and local laws, in order to comply with its duties under the U.S.
         Patriot  Act, the Trustee  shall obtain and verify  certain  information  and  documentation  from the other  parties  hereto, including, but not limited to, such party's name, address and other identifying information.

(b)      Following  the issuance of the  Certificates  (and except as provided for in  Section 2.04),  the Trustee shall not accept any contribution of assets to the Trust Fund unless subject to  Section 10.01(f))  it shall have obtained or been furnished with an Opinion of Counsel to the effect that such  contribution  will not (i) cause  any REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or  (ii) cause  the Trust  Fund to be  subject  to any  federal  tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained  herein and in the  Certificates  (other than the  execution of the  Certificates  and relating to the acceptance  and receipt of the Mortgage  Loans) shall be taken as the  statements of the  Depositor or the Master  Servicer as the case may be, and the Trustee assumes no responsibility  for their  correctness.  The Trustee makes no  representations as to the validity or sufficiency  of this  Agreement  or of the  Certificates  (except  that  the  Certificates  shall  be duly  and  validly  executed  and authenticated by it as Certificate  Registrar) or of any Mortgage Loan or related document,  or of MERS or the MERS(R)System.  Except as otherwise  provided herein,  the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the  Certificates or of the proceeds of such  Certificates,  or for the use or application of any funds paid to the Depositor or the Master  Servicer in respect of the  Mortgage  Loans or  deposited in or withdrawn  from the  Custodial  Account or the  Certificate
Account by the Depositor or the Master Servicer.

Section 8.04.     Trustee May Own Certificates.

         The Trustee in its  individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)      The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee  shall be  entitled  to,  reasonable  compensation  (which  shall not be  limited by any  provision  of law in regard to the compensation  of a trustee of an  express  trust) for all  services  rendered  by each of them in the  execution  of the trusts  hereby created and in the exercise  and  performance  of any of the powers and duties  hereunder  of the Trustee and any  co-trustee,  and the
Master  Servicer shall pay or reimburse the Trustee and any  co-trustee  upon request for all reasonable  expenses,  disbursements  and advances  incurred or made by the Trustee or any co-trustee in accordance  with any of the provisions of this Agreement  (including the reasonable  compensation  and the expenses and  disbursements  of its counsel and of all persons not  regularly in its employ,  and the expenses  incurred  by the  Trustee  or any  co-trustee  in  connection  with the  appointment  of an  office  or  agency  pursuant  to
Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)      The Master  Servicer agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense  incurred  without  negligence or willful  misconduct on its part,  arising out of, or in connection  with,  the acceptance and administration of the Trust Fund,  including the costs and expenses (including  reasonable legal fees and expenses) of defending itself against any claim in  connection  with the exercise or  performance  of any of its powers or duties  under this  Agreement or the Yield
Maintenance  Agreement,  and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss,  liability  or  expense  arising  out of,  or in  connection  with,  the  provisions  set forth in the  second  paragraph  of
Section 2.01(a) hereof,  including,  without  limitation,  all costs,  liabilities and expenses  (including  reasonable  legal fees and expenses) of  investigating  and defending  itself  against any claim,  action or proceeding,  pending or  threatened,  relating to the provisions of such paragraph, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof  promptly after the
         Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the Master  Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this  Agreement to the contrary,  the Master  Servicer  shall not be liable for settlement of any claim by the Trustee  entered into without the prior consent of the Master  Servicer  which consent shall not be  unreasonably withheld.  No  termination  of this  Agreement  shall affect the  obligations  created by this  Section 8.05(b) of  the Master
         Servicer to indemnify the Trustee under the  conditions  and to the extent set forth herein.  Notwithstanding  the  foregoing, the  indemnification  provided by the Master  Servicer in this  Section 8.05(b) shall  not pertain to any loss,  liability  or expense of the Trustee,  including the costs and expenses of defending  itself against any claim,  incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

Section 8.06.     Eligibility Requirements for Trustee.

         The Trustee  hereunder  shall at all times be a national  banking  association  or a New York banking  corporation  having its principal  office in a state and city  acceptable to the Depositor and organized and doing business under the laws of such state or the
United States of America,  authorized under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least  $50,000,000 and subject to supervision or examination by federal or state  authority.  If such  corporation or national  banking association  publishes reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining  authority,  then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of condition  so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the provisions of this Section,  the Trustee shall resign  immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee.

(a)      The Trustee may at any time resign and be discharged  from the trusts hereby  created by giving  written notice thereof to the
Depositor and the Master  Servicer.  Upon  receiving  such notice of  resignation,  the Depositor  shall  promptly  appoint a successor trustee by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor  trustee.  If no successor  trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation  then the resigning  Trustee may petition any court of competent  jurisdiction for the appointment of a successor trustee.

(b)      If at any time the Trustee shall cease to be eligible in accordance  with the  provisions  of  Section 8.06  and shall fail to resign after written request  therefor by the Depositor,  or if at any time the Trustee shall become  incapable of acting,  or shall be adjudged  bankrupt or insolvent,  or a receiver of the Trustee or of its property shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or  liquidation,  then the  Depositor  may remove  the  Trustee  and  appoint a  successor  trustee by written  instrument,  in  duplicate,  one copy of which instrument  shall be  delivered to the Trustee so removed and one copy to the  successor  trustee.  In addition,  in the event that the
Depositor  determines  that the Trustee has failed  (i) to  distribute  or cause to be  distributed  to  Certificateholders  any amount required to be  distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent  (other than the Master  Servicer or the Depositor) for distribution or (ii) to  otherwise  observe or perform in any material  respect any of its covenants,  agreements or obligations  hereunder,  and such failure shall continue unremedied for a period of 5 days (in respect of  clause (i) above) or 30 days
(in  respect of  clause (ii) above,  other than any failure to comply with the  provisions  of Article  XII, in which case no notice or grace period shall be applicable)  after the date on which written notice of such failure,  requiring that the same be remedied,  shall have been given to the Trustee by the Depositor,  then the Depositor may remove the Trustee and appoint a successor  trustee by written instrument  delivered as provided in the preceding sentence.  In connection with the appointment of a successor trustee pursuant to the preceding  sentence,  the Depositor  shall, on or before the date on which any such  appointment  becomes  effective,  obtain from each
Rating Agency written  confirmation  that the appointment of any such successor trustee will not result in the reduction of the ratings on any Class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)      The Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time remove the Trustee and appoint a successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed by such  Holders or their  attorneys-in-fact  duly authorized,  one complete set of which instruments shall be delivered to the Depositor,  one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)      Any  resignation or removal of the Trustee and  appointment of a successor  trustee  pursuant to any of the provisions of this
Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)      Any successor trustee appointed as provided in this Section 8.08  shall execute,  acknowledge and deliver to the Depositor and to its  predecessor  trustee an instrument  accepting  such  appointment  hereunder,  and thereupon the  resignation  or removal of the predecessor  trustee shall become effective and such successor trustee shall become effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor hereunder,  with the like effect as if  originally  named as trustee  herein.  The  predecessor  trustee shall deliver to the successor trustee all Mortgage Files and related  documents and statements  held by it hereunder  (other than any Mortgage Files at the time held by a Custodian,  which shall become the agent of any successor  trustee  hereunder),  and the  Depositor,  the Master  Servicer and the
predecessor  trustee shall execute and deliver such  instruments  and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)      No  successor  trustee  shall  accept  appointment  as provided in this  Section  unless at the time of such  acceptance  such successor trustee shall be eligible under the provisions of Section 8.06.

(c)      Upon  acceptance of appointment  by a successor  trustee as provided in this Section,  the Depositor  shall mail notice of the succession of such trustee  hereunder to all Holders of Certificates at their  addresses as shown in the Certificate  Register.  If the
Depositor  fails to mail such notice within 10 days after  acceptance of appointment by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09.     Merger or Consolidation of Trustee.

         Any  corporation  or national  banking  association  into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national  banking  association  resulting from any merger,  conversion or consolidation to which the
Trustee shall be a party, or any corporation or national banking  association  succeeding to the business of the Trustee,  shall be the successor of the Trustee  hereunder,  provided such corporation or national banking  association shall be eligible under the provisions of  Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or consolidation  to the  Certificateholders at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)      Notwithstanding  any other  provisions  hereof,  at any time,  for the  purpose  of  meeting  any  legal  requirements  of any jurisdiction  in which any part of the Trust Fund or property  securing  the same may at the time be located,  the Master  Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all  instruments to appoint one or more Persons  approved by the Trustee to act as co-trustee or co-trustees,  jointly with the Trustee, or separate trustee or separate trustees,  of all or any part of the Trust Fund,  and to vest in such Person or Persons,  in such  capacity,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10,  such powers, duties, obligations,  rights and trusts as the Master Servicer and the Trustee may consider  necessary or desirable.  If the Master Servicer shall not have joined in such appointment  within 15 days after the  receipt by it of a request so to do, or in case an Event of Default  shall have  occurred  and be  continuing,  the  Trustee alone shall have the power to make such  appointment.  No co-trustee or separate trustee  hereunder shall be required to meet the terms of eligibility as a successor  trustee under  Section 8.06  hereunder and no notice to Holders of  Certificates  of the  appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)      In the case of any appointment of a co-trustee or separate trustee pursuant to this  Section 8.10 all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee  shall be conferred or imposed upon and  exercised or performed by the Trustee, and such separate  trustee or co-trustee  jointly,  except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer  hereunder),  the Trustee shall be incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion thereof in any such  jurisdiction)  shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)      Any notice,  request or other  writing  given to the Trustee  shall be deemed to have been given to each of the then  separate trustees and co-trustees,  as effectively as if given to each of them.  Every instrument  appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this  Article VIII.  Each separate  trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of  appointment,  either jointly with the Trustee or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically including every provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording  protection  to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)      Any separate trustee or co-trustee may, at any time,  constitute the Trustee, its agent or  attorney-in-fact,  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its estates, properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the appointment of a new or successor trustee.

Section 8.11.     Appointment of Custodians.

         The Trustee  may,  with the  consent of the Master  Servicer  and the  Depositor,  or shall,  at the  direction  of the Master
Servicer and the Depositor,  appoint one or more  custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee,  by entering into a Custodial  Agreement.  The Trustee is hereby  directed to enter into Custodial  Agreement with Wells Fargo Bank, N.A. Subject to Article VIII,  the Trustee agrees to comply with the terms of each  Custodial  Agreement  with respect to the Custodial  Files and to enforce the terms and  provisions  thereof  against the related custodian for the benefit of the  Certificateholders.  Each  custodian  shall be a depository  institution  subject to  supervision  by federal or state  authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be qualified to do business in the  jurisdiction in which it holds any Mortgage File.  Each Custodial  Agreement with respect to the Custodial Files may be amended only as provided in  Section 11.01.  The Trustee shall notify the  Certificateholders  of the appointment of any custodian  (other than the custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.     Appointment of Office or Agency.

         The Trustee will maintain an office or agency in the City of St. Paul,  Minnesota,  where  Certificates may be surrendered for registration of transfer or exchange.  The Trustee initially  designates its offices located at EP-MN-WS3D,  60 Livingston  Avenue, St.
Paul, Minnesota  55107-2292,  for the purpose of keeping the Certificate  Register.  The Trustee will maintain an office at the address stated in Section 11.05 hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

Section 8.13.     DTC Letter of Representations.

         The Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the DTC Letter on behalf of the Trust
Fund and in its individual capacity as agent thereunder.

Section 8.14.     Yield Maintenance Agreement and Swap Agreement.

         The Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the Yield  Maintenance  Agreement and
Swap Agreement on behalf of the Trust Fund. The  Supplemental  Interest Trust Trustee is hereby  authorized and directed to, and agrees that it shall, enter into the Swap Agreement on behalf of the Supplemental Interest Trust

ARTICLE IX

                                                              TERMINATION

Section 9.01.     Termination Upon Purchase by Residential Funding or Liquidation of All Mortgage Loans.

(a)      Subject to  Section 9.02,  the respective  obligations  and  responsibilities  of the Depositor,  the Master  Servicer and the
Trustee  created hereby in respect of the  Certificates  (other than the  obligation of the Trustee to make certain  payments after the
Final  Distribution  Date to  Certificateholders  and the obligation of the Depositor to send certain notices as hereinafter set forth)
shall  terminate upon the last action  required to be taken by the Trustee on the Final  Distribution  Date pursuant to this Article IX following the earlier of:

(i)      the later of the final  payment  or other  liquidation  (or any  Advance  with  respect  thereto)  of the last  Mortgage  Loan remaining in the Trust Fund or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)     the  purchase  by the Master  Servicer or its  designee  of all  Mortgage  Loans and all  property  acquired in respect of any
         Mortgage  Loan  remaining in the Trust Fund,  at a price equal to 100% of the unpaid  principal  balance of each Mortgage Loan
         (or, if less than such unpaid principal  balance,  the fair market value of the related  underlying  property of such Mortgage
         Loan with  respect to Mortgage  Loans as to which title has been  acquired if such fair market  value is less than such unpaid principal  balance) (net of unreimbursed  Advances  attributable  to principal) on the day of repurchase,  plus unpaid accrued interest  thereon at the Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified  Mortgage Loan) from the Due
         Date to which  interest  was last paid by the  Mortgagor  to,  but not  including,  the  first day of the month in which  such repurchase  price is  distributed  plus the amount of any  accrued  and  unpaid  Servicing  Fees,  unreimbursed  advances  and
         Servicing  Advances,  in each case  through  the date of such  option;  provided,  however,  that in no event  shall the trust created hereby continue beyond the earlier of (i) the  Maturity Date or (ii) the  expiration of 21 years from the death of the last survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the United States to the Court of St. James, living on the date hereof;  and provided further,  that the purchase price set forth above shall be increased as is necessary, as determined by the Master  Servicer,  to avoid  disqualification  of any REMIC  created  hereunder as a REMIC.  The purchase price paid by the Master  Servicer or its designee shall also include any amounts owed by the Master  Servicer or its designee pursuant to the last paragraph of Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that resulted from a breach of the  representation  and warranty set forth in  clause (bb)  of such Section,  that remain unpaid on the date of such purchase.

         The right of the Master  Servicer  or its  designee  to purchase  all the assets of the Trust Fund  relating  to the  Mortgage
Loans,  pursuant to  clause (ii) above  is conditioned  upon the date of such purchase  occurring on or after the Optional  Termination
Date. If such right is exercised by the Master  Servicer or its designee,  the Master Servicer shall be entitled to  reimbursement  for the full amount of any unreimbursed  Advances  theretofore  made by it with respect to the Mortgage Loans being purchased,  pursuant to
Section 3.10.  In addition,  the Master  Servicer  shall  provide to the Trustee the  certification  required by  Section 3.15  and the
Trustee and the Custodian shall,  promptly following payment of the purchase price,  release to the Master Servicer or its designee the
Mortgage Files pertaining to the Mortgage Loans being purchased.

         In addition,  on any Distribution  Date on or after the Optional  Termination  Date, the Master Servicer or its designee shall have the right, at its option or at the option of its designee,  respectively,  to purchase all of the  Certificates in whole,  but not in part, at a price equal to the aggregate  outstanding  Certificate  Principal Balance of the  Certificates,  plus one month's Accrued
Certificate  Interest on the  Certificates,  any previously unpaid Accrued  Certificate  Interest,  and any unpaid Prepayment  Interest
Shortfalls previously allocated thereto.

(b)      The Master  Servicer shall give the Trustee not less than 40 days' prior notice of the  Distribution  Date on which the Master
Servicer  anticipates  that the final  distribution  will be made to  Certificateholders  (whether  as a result of the  exercise by the
Master  Servicer or its  designee  of its right to  purchase  the assets of the Trust Fund or  otherwise).  Notice of any  termination, specifying the anticipated Final  Distribution Date (which shall be a date that would otherwise be a Distribution  Date) upon which the
Certificateholders  may surrender their  Certificates to the Trustee for payment of the final  distribution and cancellation,  shall be given  promptly by the Master  Servicer (if the Master  Servicer or its designee is exercising  its right to purchase the assets of the
Trust Fund), or by the Trustee (in any other case) by letter to  Certificateholders  mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)      the  anticipated  Final  Distribution  Date upon  which  final  payment of the  Certificates  is  anticipated  to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

(ii)     the amount of any such final payment, if known, and

(iii)    that the Record Date otherwise  applicable to such  Distribution  Date is not  applicable,  and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

         If the Master  Servicer or the Trustee is  obligated to give notice to  Certificateholders  as  aforesaid,  it shall give such notice to the Certificate  Registrar at the time such notice is given to  Certificateholders.  In the event such notice is given by the
Master  Servicer,  the Master  Servicer or its designee shall deposit in the Custodial  Account before the Final  Distribution  Date in immediately  available  funds an amount equal to the purchase  price for the assets of the Trust Fund computed as above  provided.  The
Master Servicer shall provide to the Trustee written  notification of any change to the anticipated Final  Distribution Date as soon as practicable.  If the Trust Fund is not  terminated  on the  anticipated  Final  Distribution  Date,  for any reason,  the Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c)      Upon  presentation  and  surrender  of the  Certificates  by the  Certificateholders,  the  Trustee  shall  distribute  to the
Certificateholders  (i) the amount otherwise  distributable on such Distribution  Date, if not in connection with the Master Servicer's election to  repurchase,  or (ii) if the Master  Servicer  elected to so  repurchase,  an amount equal to the  outstanding  Certificate
Principal  Balance  thereof,  plus Accrued  Certificate  Interest  thereon for the related  Interest  Accrual Period and any previously unpaid Accrued Certificate Interest and any unpaid Prepayment Interest Shortfall previously allocated thereto.

(d)      In the event that any  Certificateholders  shall not surrender  their  Certificates  for final payment and  cancellation on or before the Final  Distribution  Date,  the Trustee shall on such date cause all funds in the  Certificate  Account not  distributed  in final  distribution to  Certificateholders  to be withdrawn  therefrom and credited to the remaining  Certificateholders  by depositing such funds in a separate  escrow account for the benefit of such  Certificateholders,  and the Master  Servicer (if the Master Servicer
or its designee  exercised its right to purchase the Mortgage  Loans),  or the Trustee (in any other case) shall give a second  written notice to the remaining  Certificateholders  to surrender their  Certificates for cancellation and receive the final  distribution with respect thereto.  If within six months after the second notice any Certificate  shall not have been surrendered for  cancellation,  the
Trustee  shall take  appropriate  steps as directed  by the Master  Servicer to contact  the  remaining  Certificateholders  concerning surrender of their Certificates.  The costs and expenses of maintaining the Escrow Account and of contacting  Certificateholders  shall be paid out of the assets which remain in the Escrow  Account.  If within nine months after the second  notice any  Certificates  shall not have been  surrendered  for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the holders thereof and the Master Servicer shall  thereafter hold such amounts until  distributed to such holders.  No interest shall accrue or be payable  to any  Certificateholder  on any  amount  held  in  the  Escrow  Account  or by the  Master  Servicer  as a  result  of  such
Certificateholder's  failure to surrender its  Certificate(s)  for final payment thereof in accordance with this  Section 9.01  and the
Certificateholders shall look only to the Master Servicer for such payment.

All rights of the Master  Servicer or its  designee  to purchase  the assets of the Trust  Fund,  or to purchase  specified  classes of
Certificates,  as set forth in  Section 9.01(a) are  referred to in this  Agreement  as the "Call  Rights".  Notwithstanding  any other provision of this Agreement,  the Master Servicer or its designee shall have the right to sell,  transfer,  pledge or otherwise  assign the Call Rights at any time to any Person.  Upon  written  notice by the Master  Servicer or its designee to the Trustee and the Master
Servicer  of any such  assignment  of the Call  Rights to any  assignee,  the Trustee and the Master  Servicer  shall be  obligated  to recognize  such  assignee as the holder of the Call Rights.  Such entity,  if not the Master  Servicer or its designee or an affiliate, shall be deemed to represent,  at the time of such sale, transfer,  pledge or other assignment,  that one of the following will be, and at the time the Call Right is  exercised  is, true and  correct:  (i) the  exercise of such Call Right shall not result in a non-exempt prohibited  transaction  under  section 406  of ERISA or section  4975 of the Code  (including  by reason of U.S.  Department  of Labor
("DOL")  Prohibited  Transaction  Class  Exemption  ("PTCE")  75-1 (Part I), 84-14,  90-1,  91-38,  95-60 or 96-23 or other  applicable exemption)  or (ii) such  entity is (A) not a party in interest  under section  3(14) of ERISA or a  disqualified  person under section
4975(e)(2)  of the Code with respect to any employee  benefit plan subject to section 3(3) of ERISA or any plan subject to section 4975 of the Code (other than an employee  benefit  plan or plan  sponsored  or  maintained  by the entity,  provided  that no assets of such employee  benefit  plan or plan are invested or deemed to be invested in the  Certificates)  and (B) not a "benefit  plan  investor" as described in DOL regulation  section  2510.3-101(f)(2)  and modified by Section 3(42) of ERISA.  If any such assignee of the Call Right is unable to  exercise  such Call Right by reason of the  preceding  sentence,  then the Call  Right  shall  revert to the  immediately preceding assignor of such Call Right subject to the rights of any secured party therein.
Section 9.02.     Additional Termination Requirements.

(a)      Each of  REMIC I  and  REMIC II  as the  case  may be,  shall be  terminated  in  accordance  with  the  following  additional requirements,  unless the Trustee and the Master  Servicer have received an Opinion of Counsel  (which  Opinion of Counsel shall not be an expense of the  Trustee)  to the effect  that the  failure of any REMIC  created  hereunder,  as the case may be, to comply with the requirements of this  Section 9.02  will not (i) result in the imposition on the Trust Fund of taxes on "prohibited  transactions,"  as described in  Section 860F  of the Code, or (ii) cause  any REMIC created  hereunder to fail to qualify as a REMIC at any time that any
Certificate is outstanding:

(i)      The Master Servicer shall establish a 90-day  liquidation  period for each of REMIC I and REMIC II,  and specify the first day
         of  such  period  in  a  statement  attached  to  the  Trust  Fund's  final  Tax  Return  pursuant  to  Treasury   regulations
         Section 1.860F-1.  The Master  Servicer  also shall satisfy all of the  requirements  of a qualified  liquidation  for each of
         REMIC I and REMIC II under Section 860F of the Code and the regulations thereunder;

(ii)     The Master  Servicer shall notify the Trustee at the  commencement of such 90-day  liquidation  period and, at or prior to the time of making of the final payment on the  Certificates,  the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)    If the Master  Servicer is exercising its right to purchase the assets of the Trust Fund, the Master  Servicer  shall,  during the 90-day liquidation  period and at or prior to the Final  Distribution  Date,  purchase all of the assets of the Trust Fund for cash.

(b)      Each  Holder  of a  Certificate  and the  Trustee  hereby  irrevocably  approves  and  appoints  the  Master  Servicer  as its attorney-in-fact  to adopt a plan of  complete  liquidation  for each of  REMIC I  and  REMIC II  at the  expense  of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X

                                                           REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)      The REMIC  Administrator  shall make an  election  to treat each of REMIC I  and  REMIC II  as a REMIC  under the Code and, if necessary,  under applicable state law. Such election will be made on Form 1066 or other appropriate  federal tax or information return
(including  Form 8811) or any  appropriate  state return for the taxable year ending on the last day of the calendar  year in which the
Certificates are issued.  The REMIC I Regular Interests shall be designated as the "regular  interests" and the Class R-I  Certificates shall be designated as the sole class of "residual  interests" in REMIC I.  The REMIC II  Regular  Interests shall be designated as the
"regular  interests" and the Class R-II  Certificates  shall be designated as the sole class of "residual  interests" in REMIC II.  The
REMIC  Administrator and the Trustee shall not permit the creation of any "interests"  (within the meaning of Section 860G of the Code)
in REMIC I and REMIC II other than the REMIC I Regular Interests, the REMIC II Regular Interests and the Certificates.

(b)      The Closing Date is hereby  designated as the "startup day" of each of REMIC within the meaning of  Section 860G(a)(9)  of the
Code.

(c)      The REMIC  Administrator  shall hold a Class R  Certificate  in each REMIC  representing  a 0.01%  Percentage  Interest of the
Class R  Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I and REMIC II in the manner provided under Treasury  regulations  section  1.860F-4(d) and  Treasury  regulations  section  301.6231(a)(7)-1.  The REMIC
Administrator,  as tax  matters  person,  shall  (i) act on behalf of each of REMIC I  and  REMIC II  in  relation to any tax matter or controversy  involving the Trust Fund and  (ii) represent the Trust Fund in any  administrative or judicial  proceeding  relating to an examination or audit by any governmental  taxing  authority with respect  thereto.  The legal expenses,  including  without  limitation attorneys' or  accountants'  fees, and costs of any such  proceeding  and any liability  resulting  therefrom  shall be expenses of the
Trust Fund and the REMIC  Administrator shall be entitled to reimbursement  therefor out of amounts  attributable to the Mortgage Loans on deposit in the  Custodial  Account as provided by  Section 3.10  unless such legal  expenses and costs are incurred by reason of the
REMIC Administrator's willful misfeasance,  bad faith or gross negligence.  If the REMIC Administrator is no longer the Master Servicer hereunder,  at its  option  the REMIC  Administrator  may  continue  its  duties as REMIC  Administrator  and shall be paid  reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)      The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it  determines  are required with respect to the REMICs  created  hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such returns shall be borne by the REMIC  Administrator  without any right of  reimbursement  therefor.  The REMIC  Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability  arising from the Trustee's  signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the REMIC  Administrator with such information as the REMIC  Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)      The REMIC  Administrator  shall provide (i) to any Transferor of a Class R  Certificate  such  information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted  Transferee,  (ii) to
the Trustee and the Trustee  shall forward to the  Certificateholders  such  information  or reports as are required by the Code or the
REMIC Provisions  including  reports relating to interest,  original issue discount,  if any, and market discount or premium (using the
Prepayment  Assumption) and (iii) to the Internal Revenue Service the name, title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)      The Master Servicer and the REMIC  Administrator  shall take such actions and shall cause each REMIC created hereunder to take such actions as are  reasonably  within the Master  Servicer's  or the REMIC  Administrator's  control and the scope of its duties more specifically  set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC  Provisions
(and the Trustee  shall  assist the Master  Servicer  and the REMIC  Administrator,  to the extent  reasonably  requested by the Master
Servicer and the REMIC  Administrator to do so). In performing their duties as more specifically set forth herein,  the Master Servicer and the REMIC  Administrator  shall not knowingly or intentionally take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action  reasonably  within their respective  control and the scope of duties more  specifically set forth herein,  that, under the REMIC  Provisions,  if taken or not taken, as the case may be, could  (i) endanger the status of any
REMIC created  hereunder as a REMIC or (ii) with the exception of actions taken in connection with  Section 4.08  hereof,  resulting in the imposition of a tax upon any REMIC created  hereunder  (including but not limited to the tax on prohibited  transactions as defined in  Section 860F(a)(2)  of the Code  (except  as  provided  in  Section 2.04)  and the tax on  contributions  to a REMIC  set  forth in
Section 860G(d) of  the Code) (either such event,  in the absence of an Opinion of Counsel or the  indemnification  referred to in this sentence,  an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator,  as applicable,  has received an Opinion of
Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense,  and the Master  Servicer or the REMIC  Administrator,  as  applicable,  determines  that taking  such  action is in the best  interest of the Trust Fund and the
Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the Master Servicer,  the REMIC  Administrator or the Trustee) to the effect that the contemplated  action will not, with respect to the Trust Fund created  hereunder,  endanger such status or, unless the Master Servicer or the REMIC  Administrator or both, as applicable,  determine in its or their sole discretion to indemnify the Trust Fund against the  imposition of such a tax,  result in the  imposition of such a tax.  Wherever in this Agreement a contemplated  action may not be taken  because the timing of such action might result in the  imposition of a tax on the Trust Fund, or may only be taken  pursuant  to an Opinion of Counsel  that such  action  would not  impose a tax on the Trust  Fund,  such  action may nonetheless  be taken  provided that the indemnity  given in the preceding  sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other  preconditions  to the taking of such action have been  satisfied.  The Trustee  shall not take or fail to take any action (whether or not authorized  hereunder) as to which the Master Servicer or the REMIC  Administrator, as  applicable,  has advised it in writing that it has  received an Opinion of Counsel to the effect that an Adverse  REMIC Event could occur with  respect to such action or inaction,  as the case may be. In addition,  prior to taking any action with respect to the Trust
Fund or its assets, or causing the Trust Fund to take any action,  which is not expressly  permitted under the terms of this Agreement, the Trustee shall consult with the Master  Servicer or the REMIC  Administrator,  as  applicable,  or its  designee,  in writing,  with respect to whether  such action could cause an Adverse  REMIC Event to occur with  respect to the Trust Fund and the Trustee  shall not take any such action or cause the Trust Fund to take any such action as to which the Master  Servicer  or the REMIC  Administrator,  as applicable,  has advised it in writing that an Adverse  REMIC Event could occur.  The Master  Servicer or the REMIC  Administrator,  as
applicable,  may consult  with counsel to make such written  advice,  and the cost of same shall be borne by the party  seeking to take the  action  not  expressly  permitted  by this  Agreement,  but in no  event  at the  expense  of the  Master  Servicer  or the  REMIC
Administrator.  At all times as may be required by the Code, the Master  Servicer or the REMIC  Administrator,  as applicable,  will to the extent  within its  control and the scope of its duties more  specifically  set forth  herein,  maintain  substantially  all of the assets of the REMIC as "qualified  mortgages" as defined in  Section 860G(a)(3)  of the Code and "permitted  investments" as defined in
Section 860G(a)(5) of the Code.

(g)      In the  event  that  any  tax  is  imposed  on  "prohibited  transactions"  of any  REMIC  created  hereunder  as  defined  in
Section 860F(a)(2) of the Code, on "net income from foreclosure  property" of any REMIC as defined in  Section 860G(c) of  the Code, on any  contributions to any REMIC after the Startup Date therefor  pursuant to  Section 860G(d) of  the Code, or any other tax imposed by the Code or any applicable  provisions of state or local tax laws,  such tax shall be charged (i) to the Master  Servicer,  if such tax arises out of or results  from a breach by the Master  Servicer  in its role as Master  Servicer or REMIC  Administrator  of any of its
obligations  under this  Agreement or the Master  Servicer has in its sole  discretion  determined  to indemnify the Trust Fund against such tax, (ii) to the Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this
Article X,  or (iii) otherwise  against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution
Date(s) following such  reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued  Certificate  Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)      The Trustee and the Master  Servicer shall,  for federal income tax purposes,  maintain books and records with respect to each
REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)      Following  the Startup  Date,  neither the Master  Servicer nor the Trustee  shall accept any  contributions  of assets to any
REMIC  unless  (subject to  Section 10.01(f))  the Master  Servicer and the Trustee  shall have  received an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the  inclusion of such assets in any REMIC will not cause any REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)      Neither the Master  Servicer nor the Trustee  shall  (subject to  Section 10.01(f))  enter into any  arrangement  by which any
REMIC created  hereunder will receive a fee or other  compensation  for services nor permit any REMIC created  hereunder to receive any income from assets  other than  "qualified  mortgages"  as defined in  Section 860G(a)(3)  of the Code or  "permitted  investments"  as defined in Section 860G(a)(5) of the Code.

(k)      Solely for the purposes of  Section 1.860G-1(a)(4)(iii) of  the Treasury  Regulations,  the "latest possible maturity date" by which the  principal  balance of each  regular  interest in each REMIC would be reduced to zero is  September  25,  2045,  which is the
Distribution Date in the month following the last scheduled payment on any Mortgage Loan.

(l)      Within 30 days after the Closing Date, the REMIC  Administrator  shall prepare and file with the Internal Revenue Service Form
8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits (REMIC) and Issuers of Collateralized  Debt Obligations" for
the Trust Fund.

(m)      Neither the Trustee nor the Master  Servicer  shall sell,  dispose of or substitute  for any of the Mortgage  Loans (except in connection with (i) the default,  imminent default or foreclosure of a Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property  acquired by any REMIC  pursuant to Article IX  of this  Agreement or (ii) a  purchase of Mortgage  Loans pursuant to  Article II  or III of this  Agreement)  or acquire any assets for any REMIC or sell or dispose of any  investments  in the
Custodial  Account or the Certificate  Account for gain, or accept any  contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale,  disposition,  substitution or acquisition  will not (a) affect  adversely the status of any REMIC created  hereunder as a REMIC or (b) unless the Master  Servicer has determined in its sole discretion to indemnify the Trust
Fund against such tax, cause any REMIC to be subject to a tax on "prohibited  transactions"  or  "contributions"  pursuant to the REMIC
Provisions.

Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)      The Trustee agrees to indemnify the Trust Fund, the Depositor,  the REMIC  Administrator and the Master Servicer for any taxes and costs  including,  without  limitation,  any reasonable  attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Master  Servicer,  as a result of a breach of the Trustee's  covenants set forth in Article VIII  or this  Article X.  In the event that Residential  Funding is no longer the Master  Servicer,  the Trustee shall indemnify  Residential  Funding for any taxes and costs including,  without  limitation,  any reasonable  attorneys' fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)      The REMIC Administrator  agrees to indemnify the Trust Fund, the Depositor,  the Master Servicer and the Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Master  Servicer or the Trustee,  as a result of a breach of the REMIC  Administrator's  covenants set forth in this Article X with respect to compliance with the REMIC Provisions,  including without  limitation,  any penalties arising from the Trustee's execution of
Tax Returns prepared by the REMIC Administrator that contain errors or omissions;  provided,  however,  that such liability will not be imposed to the extent  such  breach is a result of an error or  omission in  information  provided  to the REMIC  Administrator  by the
Master Servicer in which case Section 10.02(c) will apply.

(c)      The Master Servicer agrees to indemnify the Trust Fund, the Depositor,  the REMIC  Administrator and the Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the REMIC  Administrator or the Trustee,  as a result of a breach of the Master Servicer's  covenants set forth in this Article X or in
Article III  with respect to compliance  with the REMIC  Provisions,  including  without  limitation,  any  penalties  arising from the
Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI

                                                       MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)      This  Agreement or any Custodial  Agreement  may be amended from time to time by the  Depositor,  the Master  Servicer and the
Trustee,  without the consent of any of the Certificateholders  (but with the consent of the Swap Counterparty if the such amendment is with respect to Section 4.10, Section 4.02(c)(xiv), section 4.09(c)(viii) or Section 11.10):

(i)      to cure any ambiguity,

(ii)     to correct or supplement any provisions  herein or therein,  which may be  inconsistent  with any other  provisions  herein or therein or to correct any error,

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be  necessary  or  desirable  to maintain the qualification  of any REMIC  created  hereunder as a REMIC at all times that any  Certificate  is  outstanding  or to avoid or minimize  the risk of the  imposition  of any tax on the Trust Fund  pursuant  to the Code that would be a claim  against  the
         Trust Fund,  provided that the Trustee has received an Opinion of Counsel to the effect that  (A) such  action is necessary or desirable  to maintain  such  qualification  or to avoid or minimize the risk of the  imposition  of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)     to change the timing and/or nature of deposits into the  Custodial  Account or the  Certificate  Account or to change the name in which the Custodial  Account is maintained,  provided that (A) the  Certificate  Account  Deposit Date shall in no event be later than the related  Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely affect in any material  respect the  interests of any  Certificateholder  and (C) such  change shall not result in a reduction of the rating  assigned  to any Class of  Certificates  below the lower of the  then-current  rating or the rating  assigned  to such
         Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v)      to modify,  eliminate or add to the provisions of Section 5.02(f)  or any other provision hereof  restricting  transfer of the
         Class R  Certificates by virtue of their being the "residual  interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates  below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,  and  (B) such  change  shall not, as  evidenced  by an Opinion of Counsel (at the expense of the party  seeking so to modify, eliminate or add such provisions),  cause the Trust Fund or any of the Certificateholders  (other than the transferor)
         to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi)     to make any other  provisions  with respect to matters or questions  arising under this Agreement or such Custodial  Agreement which shall not be materially  inconsistent  with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

(b)      This Agreement or any Custodial  Agreement may also be amended from time to time by the Depositor,  the Master  Servicer,  the
Trustee and the Holders of  Certificates  evidencing in the aggregate  not less than 66% of the  Percentage  Interests of each Class of
Certificates  with a Certificate  Principal  Balance greater than zero affected  thereby for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the  provisions  of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)      reduce in any manner the amount of, or delay the timing of,  payments which are required to be distributed on any  Certificate without the consent of the Holder of such Certificate,

(ii)     adversely  affect in any material  respect the interest of the Holders of  Certificates of any Class in a manner other than as described in  clause (i) hereof  without the consent of Holders of  Certificates of such Class  evidencing,  as to such Class,
         Percentage Interests aggregating not less than 66%, or

(iii)    reduce  the  aforesaid  percentage  of  Certificates  of any Class the  Holders of which are  required  to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)      Notwithstanding  any contrary  provision of this  Agreement,  the Trustee shall not consent to any amendment to this Agreement unless it shall have first  received an Opinion of Counsel  (at the expense of the party  seeking  such  amendment)  to the effect that such amendment is permitted  under this Agreement and that such amendment or the exercise of any power granted to the Master  Servicer, the Depositor or the Trustee in accordance  with such  amendment  will not result in the  imposition of a federal tax on the Trust Fund or cause any REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificate is  outstanding.  The Trustee may but shall not be obligated to enter into any amendment  pursuant to this  Section that  affects its rights,  duties and  immunities and this Agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

(d)      Promptly after the execution of any such  amendment the Trustee shall furnish  written  notification  of the substance of such amendment to each  Certificateholder.  It shall not be necessary  for the consent of  Certificateholders  under this  Section 11.01  to approve the  particular  form of any proposed  amendment,  but it shall be  sufficient  if such  consent  shall  approve the  substance thereof.  The manner of obtaining  such consents and of evidencing the  authorization  of the execution  thereof by  Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)      The Depositor  shall have the option,  in its sole  discretion,  to obtain and deliver to the Trustee any corporate  guaranty, payment  obligation,  irrevocable  letter of credit,  surety bond,  insurance  policy or similar  instrument  or a reserve fund, or any combination  of the  foregoing,  for the purpose of  protecting  the Holders of the Class R  Certificates  against any or all  Realized
Losses  or  other  shortfalls.  Any  such  instrument  or  fund  shall  be  held  by  the  Trustee  for  the  benefit  of  the  Class R
Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in any REMIC. To the extent that any such instrument or fund  constitutes a reserve fund for federal income tax purposes,  (i) any reserve fund so established  shall be an outside reserve fund and not an asset of such REMIC,  (ii) any such reserve fund shall be owned by the Depositor,  and (iii) amounts transferred  by such REMIC to any such  reserve  fund shall be treated as amounts  distributed  by such REMIC to the  Depositor  or any successor,  all within  the  meaning  of  Treasury  regulations  Section 1.860G-2(h).  In  connection  with the  provision  of any such instrument or fund,  this  Agreement and any provision  hereof may be modified,  added to,  deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund or the establishment or administration  thereof,  such amendment to be made by
written  instrument   executed  or  consented  to  by  the  Depositor  and  such  related  insurer  but  without  the  consent  of  any
Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such amendment would impose any  additional  obligation  on, or otherwise  adversely  affect the interests of the  Certificateholders,  the Master  Servicer or the
Trustee,  as  applicable;  provided  that the  Depositor  obtains an Opinion of Counsel  (which  need not be an opinion of  Independent counsel) to the effect that any such amendment will not cause (a) any  federal tax to be imposed on the Trust Fund,  including  without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1) of the Code or on "contributions after the startup date" under  Section 860G(d)(1)  of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any  Certificate  is  outstanding.  In the event that the Depositor  elects to provide such coverage in the form of a limited  guaranty provided by General Motors Acceptance  Corporation,  the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit L (in which case  Residential  Funding's  Subordinate  Certificate Loss Obligation
as described in such exhibit shall be established by Residential  Funding's  consent to such  amendment) and that the limited  guaranty shall be executed in the form attached hereto as Exhibit M,  with such changes as the Depositor shall deem to be appropriate;  it being understood  that the Trustee has reviewed and approved the content of such forms and that the Trustee's  consent or approval to the use thereof is not required.

         In addition to the  foregoing,  any  amendment  to Section  4.08 of this  Agreement  shall  require the consent of the Limited
Repurchase Right Holder as a third party beneficiary.

Section 11.02.    Recordation of Agreement; Counterparts.

(a)      To the extent  permitted by applicable  law, this Agreement is subject to recordation  in all  appropriate  public offices for real  property  records in all the counties or other  comparable  jurisdictions  in which any or all of the  properties  subject to the
Mortgages are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation to be effected by the
Master Servicer and at its expense on direction by the Trustee  (pursuant to the request of the Holders of Certificates  entitled to at least 25% of the Voting  Rights),  but only upon  direction  accompanied  by an Opinion of Counsel to the effect that such  recordation materially and beneficially affects the interests of the Certificateholders.

(b)      For the purpose of facilitating  the  recordation of this Agreement as herein provided and for other purposes,  this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)      The death or  incapacity  of any  Certificateholder  shall not operate to  terminate  this  Agreement  or the Trust Fund,  nor entitle such  Certificateholder's  legal  representatives  or heirs to claim an  accounting  or to take any action or proceeding in any court for a partition or winding up of the Trust Fund,  nor otherwise  affect the rights,  obligations  and  liabilities  of any of the parties hereto.

(b)      No  Certificateholder  shall have any right to vote (except as expressly  provided herein) or in any manner otherwise  control the operation and management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall  anything  herein set forth,  or contained in the terms of the Certificates,  be construed so as to constitute the  Certificateholders  from time to time as partners or members of an  association;  nor shall any  Certificateholder  be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)      No  Certificateholder  shall have any right by virtue of any  provision of this  Agreement to  institute  any suit,  action or proceeding in equity or at law upon or under or with respect to this Agreement,  unless such Holder  previously shall have given to the
Trustee a written  notice of  default  and of the  continuance  thereof,  as  hereinbefore  provided,  and unless  also the  Holders of
Certificates of any Class evidencing in the aggregate not less than 25% of the related  Percentage  Interests of such Class, shall have made written  request upon the Trustee to institute  such action,  suit or  proceeding  in its own name as Trustee  hereunder and shall have offered to the Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and  liabilities to be incurred therein or  thereby,  and the  Trustee  for 60 days after its  receipt  of such  notice,  request  and offer of  indemnity,  shall have neglected  or refused to  institute  any such  action,  suit or  proceeding  it being  understood  and  intended,  and being  expressly covenanted by each  Certificateholder  with every other  Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner  whatever by virtue of any provision of this Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein  provided and for the common benefit of  Certificateholders  of such Class or all Classes,  as the case may be. For the protection and enforcement of the  provisions  of this  Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

         This agreement and the  Certificates  shall be governed by and construed in accordance  with the laws of the State of New York and the obligations,  rights and remedies of the parties hereunder shall be determined in accordance with such laws,  without regard to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

Section 11.05.    Notices.

         All demands and notices  hereunder shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when  received),  to (a) in the case of the Depositor,  8400  Normandale  Lake  Boulevard,  Suite 250,  Minneapolis,  Minnesota  55437,
Attention:  President  (RAMP), or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor;  (b) in the case of the Master Servicer,  2255 North Ontario Street,  Burbank,  California  91504-3120,  Attention: Bond
Administration  or such other  address as may be  hereafter  furnished  to the  Depositor  and the  Trustee by the Master  Servicer  in
writing;  (c) in the case of the Trustee,  EP-MN-WS3D,  60 Livingston Avenue, St. Paul,  Minnesota  55107-2292,  Attention:  Structured
Finance/RAAC  Series  2006-SP4 or such other address as may hereafter be furnished to the Depositor and the Master  Servicer in writing by the Trustee;  (d) in the case of Standard & Poor's, 55 Water Street, New York,  New York 10041 Attention:  Mortgage  Surveillance or
such other address as may be hereafter  furnished to the Depositor,  Trustee and Master Servicer by Standard & Poor's;  (e) in the case of Moody's,  99 Church  Street,  New York,  New York 10007,  Attention:  ABS  Monitoring  Department,  or such other  address as may be hereafter  furnished to the Depositor,  the Trustee and the Master  Servicer in writing by Moody's;  and (f) in the case of Fitch,  One
State  Street  Plaza,  New York,  New York 10004,  Attention:  ABS  Monitoring  Department,  or such other  address as may be hereafter furnished to the Depositor,  the Trustee and the Master Servicer in writing by Fitch.  Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail,  postage  prepaid,  at the address of such holder as shown in the Certificate
Register.  Any notice so mailed within the time prescribed in this Agreement  shall be  conclusively  presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.    Notices to Rating Agencies.

         The Depositor,  the Master Servicer or the Trustee,  as applicable,  (a) shall notify each Rating Agency at such time as it is otherwise  required  pursuant to this Agreement to give notice of the occurrence  of, any of the events  described in clause (a),  (b),
(c), (d), (g), (h),  (i) or (j) below,  (b) shall  notify the  Subservicer  at such time as it is otherwise  required  pursuant to this
Agreement  to give notice of the  occurrence  of any of the events  described in  clause (a),  (b),  (c)(1),  (g)(1) or  (i) below,  or
(c) provide a copy to each Rating Agency at such time as otherwise  required to be delivered  pursuant to this  Agreement of any of the statements described in clauses (e) and (f) below:

(a)      a material change or amendment to this Agreement,

(b)      the occurrence of an Event of Default,

(c)      (1) the  termination  or  appointment  of a successor  Master  Servicer or (2) the  termination  or appointment of a successor
Trustee or a change in the majority ownership of the Trustee,

(d)      the filing of any claim under the Master  Servicer's  blanket  fidelity  bond and the errors and  omissions  insurance  policy required by Section 3.12 or the cancellation or modification of coverage under 152 any such instrument,

(e)      the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)      (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h)      the  occurrence of any monthly cash flow shortfall to the Holders of any Class of  Certificates  resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)      the occurrence of the Final Distribution Date and

(j)      the repurchase of or substitution for any Mortgage Loan,

provided,  however, that with respect to notice of the occurrence of the events described in clauses (d),  (g) or (h) above, the Master
Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07.    Severability of Provisions.

         If any one or more of the  covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held  invalid,  then  such  covenants,  agreements,  provisions  or terms  shall be  deemed  severable  from the  remaining  covenants, agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization.

(a)      This Agreement may be supplemented by means of the addition of a separate  Article hereto  (a "Supplemental  Article") for the purpose of resecuritizing any of the Certificates  issued hereunder,  under the following  circumstances.  With respect to any Class or
Classes of  Certificates  issued  hereunder,  or any portion of any such Class,  as to which the Depositor or any of its Affiliates (or any designee  thereof) is the  registered  Holder (the  "Resecuritized  Certificates"),  the Depositor  may deposit such  Resecuritized
Certificates into a new REMIC,  grantor trust or custodial  arrangement (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a Supplemental  Article. The instrument adopting such Supplemental  Article shall be executed by the Depositor,  the Master Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their  respective interests would not be materially  adversely affected thereby.  To the extent that the terms of the Supplemental  Article do not in any way  affect  any  provisions  of  this  Agreement  as to any of the  Certificates  initially  issued  hereunder,  the  adoption  of the
Supplemental  Article shall not constitute an "amendment" of this Agreement.  Each  Supplemental  Article shall set forth all necessary provisions relating to the holding of the Resecuritized  Certificates by the Trustee,  the establishment of the Restructuring  Vehicle, the issuing of various classes of new  certificates by the  Restructuring  Vehicle and the  distributions  to be made thereon,  and any other provisions  necessary to the purposes thereof. In connection with each Supplemental  Article,  the Depositor shall deliver to the
Trustee an Opinion of Counsel to the effect that (i) the  Restructuring  Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation  for federal  income tax  purposes  and  (ii) the  adoption of the  Supplemental  Article will not endanger the status of any REMIC created  hereunder as a REMIC or result in the  imposition of a tax upon the Trust Fund  (including but not limited to the tax on  prohibited  transaction  as defined in  Section 860F(a)(2)  of the Code and the tax on  contributions  to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09.    [Reserved].

Section 11.10.    Third Party Beneficiaries.

         The Swap Counterparty is an express third party beneficiary of the Agreement, and shall have the right to enforce the related provisions of the Agreement as if it were a party hereto.

ARTICLE XII
                                                     COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of Parties; Reasonableness.

                  The Depositor,  the Trustee and the Master Servicer  acknowledge and agree that the purpose of this Article XII is to facilitate  compliance by the Depositor with the provisions of Regulation AB and related rules and regulations of the  Commission.  The
Depositor shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith,  or for purposes  other than  compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations of the
Commission  under  the  Securities  Act  and  the  Exchange  Act.  Each of the  Master  Servicer  and  the  Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the
Commission or its staff, consensus among participants in the mortgage-backed  securities markets, advice of counsel, or otherwise,  and agrees to comply with requests made by the Depositor in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of Regulation AB. Each of the Master Servicer and the Trustee shall cooperate  reasonably with the Depositor to  deliver  to  the  Depositor  (including  any  of its  assignees  or  designees),  any  and  all  disclosure,  statements,  reports, certifications,  records and any other  information  necessary in the reasonable,  good faith  determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 12.02.    Additional Representations and Warranties of the Trustee.

                  (a)      The Trustee  shall be deemed to represent to the  Depositor as of the Closing Date and on each date on which information  is provided  to the  Depositor  under  Sections  12.01,  12.02(b) or 12.03  that,  except as  disclosed  in writing to the
Depositor  prior to such  date:  (i) it is not  aware  and has not  received  notice  that any  default,  early  amortization  or other performance  triggering  event has occurred as to any other  Securitization  Transaction due to any default of the Trustee;  (ii) there are no  aspects  of its  financial  condition  that  could  have a material  adverse  effect on the  performance  by it of its  trustee obligations  under this Agreement or any other  Securitization  Transaction as to which it is the trustee;  (iii) there are no material legal or governmental  proceedings pending (or known to be contemplated) against it that would be material to Certificateholders;  (iv)
there are no  relationships  or  transactions  relating to the Trustee with respect to the  Depositor or any sponsor,  issuing  entity, servicer,  trustee,  originator,  significant  obligor,  enhancement or support provider or other material  transaction  party (as such terms are used in  Regulation  AB) relating to the  Securitization  Transaction  contemplated  by the  Agreement,  as identified by the
Depositor  to the Trustee in writing as of the Closing Date (each,  a  "Transaction  Party")  that are outside the  ordinary  course of business  or on terms other than would be obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart from the
Securitization  Transaction,  and that are material to the investors' understanding of the Certificates;  and (v) the Trustee is not an
affiliate of any  Transaction  Party.  The  Depositor  shall notify the Trustee of any change in the  identity of a  Transaction  Party after the Closing Date.

                  (b)      If so requested by the  Depositor on any date  following the Closing Date,  the Trustee  shall,  within five
Business Days  following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph
(a) of this  Section or, if any such  representation  and  warranty is not  accurate as of the date of such  confirmation,  provide the pertinent  facts,  in writing,  to the Depositor.  Any such request from the Depositor  shall not be given more than once each calendar quarter,  unless the Depositor shall have a reasonable  basis for a determination  that any of the  representations  and warranties may not be accurate.

Section 12.03.    Information to be Provided by the Trustee.

                  For so long as the Certificates are outstanding,  for the purpose of satisfying the Depositor's  reporting obligation under the Exchange Act with respect to any Class of Certificates,  the Trustee shall provide to the Depositor a written  description of
(a) any  litigation or  governmental  proceedings  pending  against the Trustee as of the last day of each calendar month that would be material to  Certificateholders,  and (b) any affiliations or  relationships  (as described in Item 1119 of Regulation AB) that develop following the Closing Date between the Trustee and any Transaction  Party of the type described in Section  12.02(a)(iv) or 12.02(a)(v)
as of the last day of each  calendar  year.  Any  descriptions  required  with  respect  to legal  proceedings,  as well as  updates to previously provided  descriptions,  under this Section 12.03 shall be given no later than five Business Days prior to the Determination
Date following the month in which the relevant event occurs,  and any notices and  descriptions  required with respect to affiliations, as well as updates to  previously  provided  descriptions,  under this  Section  12.03  shall be given no later than  January 31 of the calendar  year  following  the year in which the relevant  event occurs.  As of the date the  Depositor or Master  Servicer  files each
Report on Form 10-D and  Report on Form 10-K with  respect  to the  Certificates,  the  Trustee  will be deemed to  represent  that any information  previously  provided  under this Article XII is  materially  correct and does not have any material  omissions  unless the
Trustee  has  provided  an update to such  information.  The  Depositor  will allow the  Trustee to review any  disclosure  relating to material  litigation  against the Trustee prior to filing such disclosure  with the Commission to the extent the Depositor  changes the information provided by the Trustee.

Section 12.04.    Report on Assessment of Compliance and Attestation.

                  On or before March 15 of each calendar year, the Trustee shall:

(a)      deliver to the Depositor a report (in form and substance  reasonably  satisfactory  to the Depositor)  regarding the Trustee's assessment of compliance  with the applicable  Servicing  Criteria during the  immediately  preceding  calendar year, as required under
Rules 13a-18 and 15d-18 of the  Exchange Act and Item 1122 of  Regulation  AB. Such report  shall be  addressed  to the  Depositor  and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit V hereto; and

(b)      deliver to the Depositor a report of a registered public  accounting firm reasonably  acceptable to the Depositor that attests to, and reports  on, the  assessment  of  compliance  made by the Trustee and  delivered  pursuant  to the  preceding  paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05.    Indemnification; Remedies.

(a)      The Trustee  shall  indemnify the  Depositor,  each  affiliate of the  Depositor,  the Master  Servicer and each broker dealer acting as  underwriter,  placement  agent or Initial  Purchaser  of the  Certificates  or each Person who  controls any of such parties
(within the meaning of Section 15 of the  Securities  Act and Section 20 of the  Exchange  Act) and the  respective  present and former directors,  officers,  employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                           (i)(A)   any untrue  statement of a material fact  contained or alleged to be contained in any  information, report,  certification,  accountants'  attestation  or other  material  provided  under this Article XII by or on behalf of the Trustee
(collectively,  the "Trustee  Information"),  or (B) the omission or alleged  omission to state in the Trustee  Information  a material fact  required to be stated in the Trustee  Information  or  necessary  in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided,  by way of clarification,  that clause (B) of this paragraph shall be construed  solely by reference to the Trustee  Information and not to any other  information  communicated in connection with a sale or purchase of securities,  without  regard to whether the Trustee  Information  or any portion  thereof is presented  together with or separately from such other information; or

                           (ii)     any failure by the Trustee to deliver any  information,  report,  certification,  or other material when and as required under this Article XII, other than a failure by the Trustee to deliver the accountants' attestation;

(b)      In the case of any failure of  performance  described  in clause (ii) of Section  12.05(a),  the  Trustee  shall (i)  promptly reimburse the Depositor for all costs reasonably incurred by the Depositor in order to obtain the information,  report,  certification, accountants'  attestation  or other material not delivered as required by the Trustee and (ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)      The Depositor and the Master Servicer shall  indemnify the Trustee,  each affiliate of the Trustee or each Person who controls the Trustee  (within the meaning of Section 15 of the Securities  Act and Section 20 of the Exchange  Act), and the respective  present and former  directors,  officers,  employees  and agents of the  Trustee,  and shall hold each of them  harmless  from and  against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain  arising out of or based upon (i) any untrue  statement of a material  fact  contained or alleged to be contained in any  information  provided under this Agreement by or on behalf of the Depositor or Master Servicer for inclusion in any report  filed with  Commission  under the  Exchange  Act  (collectively,  the "RFC  Information"),  or (ii) the omission or alleged omission to state in the RFC  Information a material fact  required to be stated in the RFC  Information  or necessary in order to make the  statements  therein,  in the  light of the  circumstances  under  which  they  were  made,  not  misleading;  provided,  by way of clarification,  that clause (ii) of this paragraph  shall be construed  solely by reference to the RFC Information and not to any other information  communicated  in connection  with a sale or purchase of securities,  without regard to whether the RFC  Information or any portion thereof is presented together with or separately from such other information.

                                                       [SIGNATURE PAGE FOLLOWS]

         IN WITNESS  WHEREOF,  the Depositor,  the Master Servicer and the Trustee have caused their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals, duly attested,  to be hereunto affixed,  all as of the day and year first above written.

[Seal]                                                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

Attest:  /s/ Joseph Orning                                     By:            /s/ Christopher Martinez
Name:    Joseph Orning                                         Name:     Christopher Martinez
Title:   Vice President                                        Title:    Vice President

         [Seal]                                                RESIDENTIAL FUNDING COMPANY, LLC

Attest:   /s/ Christopher Martinez                             By:            /s/ Joseph Orning
Name:    Christopher Martinez                                  Name:     Joseph Orning
Title:   Associate                                             Title:    Associate

         [Seal]                                                U.S. BANK NATIONAL ASSOCIATION
                                                               as Trustee and Supplemental Interest Trust Trustee

Attest:                                                        By:       /s/ Tamara Schultz-Fugh
Name:                                                          Name:     Tamara Schultz-Fugh
Title:                                                         Title:    Vice President

STATE OF MINNESOTA                      )
                                        ) ss.:
COUNTY OF HENNEPIN                      )

                  On the  _____  day of  ___________  2006  before  me, a notary  public  in and for said  State,  personally  appeared
Christopher  Martinez,  known to me to be a Vice President of Residential Asset Mortgage  Products,  Inc., one of the corporations that executed the within instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     Notary Public

                                                     _____________________________

[Notarial Seal]

STATE OF MINNESOTA                      )
                                        ) ss.:
COUNTY OF HENNEPIN                      )

                  On the  _________ day of  ___________,  2006 before me, a notary  public in and for said State,  personally  appeared
Joseph Orning,  known to me to be an Associate of Residential  Funding Company,  LLC, one of the corporations  that executed the within instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     Notary Public

                                                     ___________________________

[Notarial Seal]

STATE OF MINNESOTA
                                        ) ss.:
COUNTY OF RAMSEY                        )

                  On the  _________ day of  ___________,  2006 before me, a notary  public in and for said State,  personally  appeared
_____________________________,  known to me to be  ______________________________________ of U.S. Bank National Association, a national banking  association,  that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said banking association and acknowledged to me that such banking association executed the within instrument.

                   IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this  certificate first above written.

                                                     Notary Public

                                                     ___________________________

 [Notarial Seal]

                                                     EXHIBIT A

                                            FORM OF CLASS A CERTIFICATE

         SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         AS OF ANY DATE PRIOR TO THE  TERMINATION  OF THE SWAP  AGREEMENT,  ANY TRANSFEREE OF A CLASS A CERTIFICATE
WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR HOLDING OF SUCH  CERTIFICATE  (OR ANY  INTEREST
HEREIN) THAT EITHER (A) SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE  PROHIBITED
TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974 AS AMENDED  ("ERISA"),  OR SECTION
4975 OF THE CODE (EACH, AN "ERISA PLAN"), OR ANY PERSON (INCLUDING,  WITHOUT  LIMITATION,  AN INVESTMENT MANAGER, A
NAMED  FIDUCIARY  OR A TRUSTEE  OF ANY  ERISA  PLAN) WHO IS USING  PLAN  ASSETS,  WITHIN  THE  MEANING  OF THE U.S.
DEPARTMENT OF LABOR  REGULATION  PROMULGATED AT 29 C.F.R.ss.2510.3-101,  AS MODIFIED BY SECTION 3(42) OF ERISA,  OF
ANY ERISA PLAN  (EACH,  AN "ERISA  PLAN  INVESTOR")  TO EFFECT  SUCH  ACQUISITION  OR (B) ITS  ACQUISITION  OF SUCH
CERTIFICATE  AND THE RIGHT TO RECEIVE  (AND ITS RECEIPT  OF)  PAYMENTS  FROM THE  SUPPLEMENTAL  INTEREST  TRUST ARE
ELIGIBLE FOR EXEMPTIVE  RELIEF  AVAILABLE UNDER AT LEAST ONE OF PROHIBITED  TRANSACTION  CLASS  EXEMPTION  ("PTCE")
84-14,  PTCE  90-1,  PTCE  91-38,  PTCE  95-60 OR PTCE  96-23  OR OTHER  APPLICABLE  EXEMPTION,  INCLUDING  SECTION
408(b)(17) OF ERISA.

         AS OF ANY DATE AFTER THE TERMINATION OF THE SWAP AGREEMENT,  ANY TRANSFEREE OF A CLASS A CERTIFICATE  WILL
BE DEEMED TO HAVE  REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF SUCH  CERTIFICATE  (OR ANY INTEREST  HEREIN)
THAT  EITHER (A) SUCH  TRANSFEREE  IS NOT AN ERISA  PLAN OR AN ERISA  PLAN  INVESTOR,  (B) IT HAS  ACQUIRED  AND IS
HOLDING SUCH CERTIFICATE IN RELIANCE ON U.S.  DEPARTMENT OF LABOR PROHIBITED  TRANSACTION  EXEMPTION ("PTE") 94-29,
59 FED.  REG.  14674 (MARCH 29,  1994),  AS MOST RECENTLY  AMENDED BY PTE 2002-41,  67 FED. REG.  54487 (AUGUST 22,
2002) (THE "RFC EXEMPTION"),  AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN  CONDITIONS TO THE AVAILABILITY OF THE
RFC EXEMPTION  INCLUDING THAT SUCH  CERTIFICATE  MUST BE RATED,  AT THE TIME OF PURCHASE,  NOT LOWER THAN "AA-" (OR
ITS  EQUIVALENT)  BY  STANDARD & POOR'S OR MOODY'S OR (C) (I) THE  TRANSFEREE  IS AN  INSURANCE  COMPANY,  (II) THE
SOURCE OF FUNDS USED TO  PURCHASE  OR HOLD SUCH  CERTIFICATE  (OR ANY  INTEREST  HEREIN) IS AN  "INSURANCE  COMPANY
GENERAL  ACCOUNT"  (AS DEFINED IN U.S.  DEPARTMENT  OF LABOR PTCE  95-60),  AND (III) THE  CONDITIONS  SET FORTH IN
SECTIONS I AND III OF PTCE 95-60 HAVE BEEN  SATISFIED  (EACH  ENTITY THAT  SATISFIES  THIS CLAUSE (C), A "COMPLYING
INSURANCE COMPANY").

         IF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE  PROVISIONS OF THE
PRECEDING  TWO  PARAGRAPHS,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT EITHER (A) IS NOT AN ERISA PLAN OR AN ERISA
PLAN INVESTOR,  (B) AFTER THE TERMINATION OF THE SWAP AGREEMENT,  ACQUIRED THIS  CERTIFICATE IN COMPLIANCE WITH THE
RFC EXEMPTION OR (C) IS A COMPLYING  INSURANCE  COMPANY SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL
RIGHTS  AND  OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO  THE  DATE  OF  SUCH  TRANSFER  OF  THIS
CERTIFICATE.  THE  TRUSTEE  SHALL  BE UNDER  NO  LIABILITY  TO ANY  PERSON  FOR  MAKING  ANY  PAYMENTS  DUE ON THIS
CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY  PURPORTED  CERTIFICATE  OWNER  WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR ANY  INTEREST
HEREIN) WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE POOLING AND SERVICING  AGREEMENT
SHALL  INDEMNIFY  AND HOLD  HARMLESS  THE  DEPOSITOR,  THE  TRUSTEE,  THE MASTER  SERVICER,  ANY  SUBSERVICER,  ANY
UNDERWRITER  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL  LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY
SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. [____]                                     [____]% Adjustable Pass-Through Rate
Class [A-___] Senior                                       Percentage Interest: ____%
Date of Pooling and Servicing Agreement                    Aggregate Initial Certificate Principal Balance of the
and Cut-off Date:                                          Class [A-___] Certificates: $[_______]
November 1, 2006
First Distribution Date:                                   Initial Certificate Principal Balance of this
December 26, 2006                                          Certificate:
                                                           $[______________]
Master Servicer:
Residential Funding Company, LLC
Assumed Final Distribution Date:                           CUSIP
November 2036                                              [______________]

                                         MORTGAGE PASS-THROUGH CERTIFICATE
                                               RAAC SERIES 2006-SP4

                  evidencing a percentage interest in the distributions allocable to the Class
                  [A-___] Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family first and second lien seasoned mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the  underlying
Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Mortgage  Products,  Inc.,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  LLC or  any of  their affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  _____________  is the registered owner of the Percentage  Interest  evidenced by this
Certificate  (obtained by dividing the Initial  Certificate  Principal Balance of this Certificate by the aggregate
Initial  Certificate  Principal  Balance  of  all  Class A  Certificates,  both  as  specified  above)  in  certain distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of one- to four-family first and  second  lien  seasoned  mortgage  loans (the  "Mortgage  Loans"),  sold by  Residential  Asset  Mortgage
Products,  Inc.  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement referred  to  below).  The Trust  Fund was  created  pursuant  to a Pooling  and  Servicing  Agreement  dated as of
November 1, 2006 (the  "Pooling and  Servicing  Agreement"  or the  "Agreement")  among the  Depositor,  the Master
Servicer and U.S. Bank National  Association,  as trustee and  supplemental  interest  trust trustee (the "Trustee"
and  "Supplemental  Interest Trust  Trustee",  respectively),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not  defined  herein,  the  capitalized  terms used  herein  have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the month immediately  preceding the month of such distribution (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate and the amount  required to be distributed to Holders of  Class A-__Certificates  on such  Distribution
Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed  by the  Trustee  for that  purpose in the City and State of St.  Paul,  Minnesota.  The  Initial
Certificate  Principal  Balance of this  Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

         As described  above, as of any date prior to the  termination of the Swap  Agreement,  any transferee of a
Class A Certificate  will be deemed to have  represented by virtue of its purchase and holding of such  Certificate
(or any interest  therein)  that either (a) such  transferee  is not an ERISA Plan or an ERISA Plan Investor or (b)
its acquisition of such  Certificate  and the right to receive (and its receipt of) payments from the  Supplemental
Interest  Trust are eligible for  exemptive  relief  available  under at least one of PTCE 84-14,  PTCE 90-1,  PTCE
91-38, PTCE 95-60 or PTCE 96-23 or other applicable exemption, including Section 408(b)(17) of ERISA.

         As described  above,  as of any date after the  termination  of the Swap  Agreement,  any  transferee of a
Class A Certificate  will be deemed to have  represented  by virtue of its purchase or holding of such  Certificate
(or any interest  herein) that either (a) such  transferee is not an ERISA Plan or an ERISA Plan  Investor,  (b) it
has acquired and is holding such  Certificate in reliance on the RFC Exemption,  and that it understands that there are certain  conditions to the availability of the RFC Exemption  including that such Certificate must be rated, at the time of  purchase,  not lower  than  "AA-" (or its  equivalent)  by  Standard  & Poor's or  Moody's  or (c) the transferee is a Complying  Insurance  Company.  In addition,  any purported  Certificate Owner whose acquisition or holding of this  Certificate  (or any interest  herein) was effected in  violation of the  restrictions  in Section
5.02(e) of the Agreement shall indemnify and hold harmless the Depositor,  the Trustee,  the Master  Servicer,  any
Subservicer,  any  underwriter  and the Trust  Fund from and  against  any and all  liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the related  Mortgage  Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master
Servicer  funds are  advanced  with  respect to any  Mortgage  Loan,  such  advance is  reimbursable  to the Master
Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the  aggregate not less than 66% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed  by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied  by an assignment  in the form below or other  written  instrument of transfer in form satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such Holder's attorney  duly  authorized  in writing,  and thereupon  one or more new  Certificates  of authorized  denominations evidencing  the same  Class and  aggregate  Percentage  Interest  will be issued to the  designated  transferee  or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principals  thereof,  other than  Sections 5-1401 and 5-1402 of the New York
General Obligations Law.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the  purchase by the Master  Servicer from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such  Mortgage  Loans, thereby effecting early retirement of the related  Certificates.  The Agreement permits,  but does not require, the
Master  Servicer to (i) purchase  at a price  determined as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or  (ii) purchase  in whole, but not in part, all of the
Class A and Class M Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage Loans.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ________, 2006                                  U.S. BANK NATIONAL ASSOCIATION
                                                       as Trustee

                                                       By:
                                                       Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                     as Certificate Registrar

                                                     By:___________________________________________________________
                                                     Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and  transfer(s)  unto (Please print or typewrite name and address  including  postal zip code of assignee) a Percentage  Interest  evidenced by the within
Mortgage  Asset-Backed  Pass-Through  Certificate  and hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated: __________________                                    _____________________________________
                                                             Signature by or on behalf of assignor

                                                             _____________________________________
                                                             Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
_______________________for  the  account of  __________________  account  number  ______________,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________,  the assignee named above, or ________________,  as its agent.

                                                     EXHIBIT B

                                           FORM OF CLASS M CERTIFICATES

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES  [AND THE CLASS M-[ ]
CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         NO  TRANSFER  OF THIS  CERTIFICATE  (OR  ANY  INTEREST  HEREIN)  MAY BE MADE  TO ANY  PERSON,  UNLESS  THE
TRANSFEREE  PROVIDES THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT
TO  SECTION 5.02(e)  OF THE  AGREEMENT  OR  (B) AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN FORM AND  SUBSTANCE
SATISFACTORY TO THE MASTER  SERVICER,  THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT THE PURCHASE AND HOLDING OF
THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975  OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE MASTER
SERVICER,  THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER
ERISA OR  SECTION 4975  OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

Certificate No. [____]                                     Adjustable Pass-Through Rate
Class M-___ Mezzanine
Date of Pooling and Servicing Agreement                    Aggregate Certificate Principal Balance of the
and Cut-off Date:                                          Class M-__ Certificates: $[_______]
November 1, 2006
First Distribution Date:                                   Initial Certificate Principal Balance of this
December 26, 2006                                          Certificate:
                                                           $[______________]
Master Servicer:
Residential Funding Company, LLC
Assumed Final Distribution Date:                           CUSIP
November 2036                                              [______________]

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                               RAAC SERIES 2006-SP4

                  evidencing a percentage interest in any distributions allocable to the
                  Class M-___ Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family first and second lien seasoned mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the  underlying
Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Mortgage  Products,  Inc.,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  LLC or  any of  their affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  _______________ is the registered owner of the Percentage  Interest evidenced by this
Certificate  (obtained  by  dividing  the  Certificate  Principal  Balance  of this  Certificate  by the  aggregate
Certificate  Principal Balance of all Class M-___  Certificates,  both as specified above) in certain distributions with respect to a Trust Fund consisting  primarily of a pool of one- to four-family  first and second lien seasoned mortgage loans (the "Mortgage Loans"),  formed and sold by Residential Asset Mortgage Products,  Inc.  (hereinafter called the  "Depositor,"  which term includes any  successor  entity under the  Agreement  referred to below).  The
Trust Fund was created  pursuant to a Pooling and Servicing  Agreement  dated as of November 1, 2006, (the "Pooling and Servicing  Agreement"  or the  "Agreement")  among the  Depositor,  the Master  Servicer and U.S. Bank National
Association,  as trustee and supplemental  interest trust trustee (the "Trustee" and  "Supplemental  Interest Trust
Trustee",  respectively),  a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This
Certificate  is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which
Agreement the Holder of this  Certificate  by virtue of the  acceptance  hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the month immediately  preceding the month of such distribution (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the  amount  (of  interest  and  principal,  if any)  required  to be  distributed  to  Holders of
Class M-___ Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed  by the  Trustee  for that  purpose in the City and State of St.  Paul,  Minnesota.  The  Initial
Certificate  Principal  Balance of this  Certificate is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions  allocable  to  principal  and any  Realized  Losses  allocable hereto.

         As described  above,  no transfer of this  Certificate  (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the Depositor and the Master Servicer with either (a) a  certification  pursuant to  Section 5.02(e)  of the Agreement  stating that either (i) the  transferee is not an employee  benefit or other plan  subject to the  prohibited  transaction  provisions  of ERISA or  Section 4975  of the Code (each,  an "ERISA
Plan"), or any Person (including,  without limitation, an investment manager, a named fiduciary or a trustee of any
ERISA Plan) who is using plan assets,  within the meaning of the  U.S. Department  of Labor regulation  promulgated at  29 C.F.R.ss. 2510.3-101,  as  modified  by Section  3(42) of ERISA,  of any ERISA Plan  (each,  an "ERISA  Plan
Investor") to effect such acquisition or (ii) such transferee is an insurance company,  the source of funds used to purchase or hold this  Certificate (or any interest  herein) is an "insurance  company general account" (as defined in U.S.  Department of Labor Prohibited  Transaction  Class Exemption  ("PTCE") 95-60) and the conditions set forth in Sections I and III of PTCE 95-60 have been  satisfied  or (b) an  opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee,  the Depositor and the Master Servicer to the effect that the purchase and  holding  of this  Certificate  is  permissible  under  applicable  law,  will not  constitute  or  result in a non-exempt  prohibited  transaction  under  Section 406  of  ERISA  or  Section 4975  of the  Code  (or  comparable provisions of any subsequent  enactments),  and will not subject the Trustee,  the Depositor or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the related  Mortgage  Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master
Servicer  funds are  advanced  with  respect to any  Mortgage  Loan,  such  advance is  reimbursable  to the Master
Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the  aggregate not less than 66% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed  by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied  by an assignment  in the form below or other  written  instrument of transfer in form satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such Holder's attorney  duly  authorized  in writing,  and thereupon  one or more new  Certificates  of authorized  denominations evidencing  the same  Class and  aggregate  Percentage  Interest  will be issued to the  designated  transferee  or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles  thereof,  other than  Sections 5-1401 and 5-1402 of the New York
General Obligations Law.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the  purchase by the Master  Servicer from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such  Mortgage  Loans, thereby effecting early retirement of the related  Certificates.  The Agreement permits,  but does not require, the
Master  Servicer to (i) purchase  at a price  determined as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or  (ii) purchase  in whole, but not in part, all of the
Class A and Class M Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed  is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage Loans.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _______, 2006                                               U.S. BANK NATIONAL ASSOCIATION
                                                                   as Trustee

                                                                   By:
                                                                   Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                                     U.S. BANK NATIONAL ASSOCIATION
                                                     as Certificate Registrar

                                                     By:___________________________________________________________
                                                     Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and  transfer(s)  unto (Please print or typewrite name and address  including  postal zip code of assignee) a Percentage  Interest  evidenced by the within
Mortgage  Asset-Backed  Pass-Through  Certificate  and hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated: __________________                                    _____________________________________
                                                             Signature by or on behalf of assignor

                                                             _____________________________________
                                                             Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
_______________________for  the  account of  __________________  account  number  ______________,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________,  the assignee named above, or ________________,  as its agent.

                                                     EXHIBIT C

                                                    [Reserved]

                                                     EXHIBIT D

                                           FORM OF CLASS SB CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO THE  CLASS  A  CERTIFICATES  AND  CLASS  M
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN ACCORDANCE  WITH THE PROVISIONS OF  SECTION 5.02  OF THE POOLING
AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO  TRANSFER  OF THIS  CERTIFICATE  (OR  ANY  INTEREST  HEREIN)  MAY BE MADE  TO ANY  PERSON,  UNLESS  THE
TRANSFEREE  PROVIDES THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT
TO  SECTION  5.02(e)  OF THE  AGREEMENT  OR (B) AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN FORM AND  SUBSTANCE
SATISFACTORY TO THE MASTER  SERVICER,  THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT THE PURCHASE AND HOLDING OF
THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE MASTER
SERVICER,  THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER
ERISA OR SECTION  4975 OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

  Certificate No. [___]
  Class SB Subordinate
  Date of Pooling and Servicing                               Percentage Interest:  [___]%
  Agreement and Cut-off Date:
  November 1, 2006
  First Distribution Date:                                    Aggregate Initial Certificate Principal Balance
  December 26, 2006                                           of the Class SB Certificate: $[_________]
  Master Servicer:                                            Initial Certificate Principal Balance of this
  Residential Funding Company, LLC                            Certificate: $[__________]
  Assumed Final Distribution Date:                            CUSIP: [_____________]
  November 2036

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                               RAAC SERIES 2006-SP4

                  evidencing a percentage  interest in any  distributions  allocable to the Class
                  SB Certificates  with respect to the Trust Fund consisting  primarily of a pool of one- to  four-family  first and second lien seasoned  mortgage loans sold by
                  RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below,  GMAC  Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the  underlying
Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Mortgage  Products,  Inc., the Master Servicer,  the Trustee,  GMAC Mortgage Group, LLC or any of their affiliates.
None of Residential Asset Mortgage  Products,  Inc., the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  [_______________]  is the registered  owner of the Percentage  Interest  evidenced by this Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of one- to  four-family  first and second  lien  seasoned  mortgage  loans  (the  "Mortgage  Loans"),  sold by
Residential Asset Mortgage Products,  Inc.  (hereinafter called the "Depositor",  which term includes any successor entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing
Agreement  dated as specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer and U.S.  Bank
National  Association,  as trustee and  supplemental  interest  trust  trustee  (the  "Trustee"  and  "Supplemental
Interest  Trust  Trustee",  respectively),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the
Agreement.  This  Certificate  is issued  under and is subject  to the  terms,  provisions  and  conditions  of the
Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the month immediately  preceding the month of such distribution (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the amount of interest and  principal,  if any,  required to be distributed to Holders of Class SB
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed  by the Trustee  for that  purpose in the City and State of St.  Paul,  Minnesota.  The  Notional
Amount of this  Class SB  Certificate  as of any date of  determination  will be  calculated  as  described  in the
Agreement.  The Notional  Amount hereof will be reduced by interest  shortfalls on the Mortgage Loans including any
Prepayment Interest  Shortfalls not covered by Eligible Master Servicing  Compensation or Excess Cash Flow, and the
interest  portion of any  Realized  Losses  incurred  in respect  thereof.  This Class SB  Certificate  will accrue interest at the  Pass-Through  Rate on the Notional  Amount as indicated in the  definition of Accrued  Certificate
Interest  in the  Agreement.  This Class SB  Certificate  will not accrue  interest  on its  Certificate  Principal
Balance.

         No  transfer  of this  Class  SB  Certificate  will be made  unless  such  transfer  is  exempt  from  the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in  accordance  with said Act and laws.  In the event that such a transfer is to be made,  (i) the  Trustee or the Depositor may require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee  and the  Depositor  that such  transfer  is exempt  (describing  the  applicable  exemption  and the basis therefor)  from or is being made  pursuant to the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable statute of any state and (ii) the  transferee shall execute an investment letter in the form  described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against  any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such Federal and state laws.

         As described  above,  no transfer of this  Certificate  (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the Depositor and the Master Servicer with either (a) a  certification  pursuant to Section  5.02(e) of the Agreement  stating that the transferee is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions of ERISA or Section 4975 of the Code (each,  an "ERISA  Plan"),  or any
Person (including,  without limitation,  an insurance company investing its general account, an investment manager, a named  fiduciary  or a trustee  of any ERISA  Plan) who is using  plan  assets,  within  the  meaning of the U.S.
Department of Labor  regulation  promulgated at 29 C.F.R.ss.2510.3-101,  as modified by Section 3(42) of ERISA,  of any ERISA  Plan  (each,  an "ERISA  Plan  Investor")  to effect  such  acquisition,  or (b) an  opinion  of counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master Servicer to the
effect that the purchase and holding of this  Certificate is permissible  under applicable law, will not constitute or result in a  non-exempt  prohibited  transaction  under  Section  406 of ERISA or  Section  4975 of the Code (or
comparable  provisions  of any  subsequent  enactments),  and will not subject the  Trustee,  the  Depositor or the
Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series specified in the Agreement (herein collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the  aggregate not less than 66% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed  by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied  by an assignment  in the form below or other  written  instrument of transfer in form satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such Holder's attorney  duly  authorized  in writing,  and thereupon  one or more new  Certificates  of authorized  denominations evidencing  the same  Class and  aggregate  Percentage  Interest  will be issued to the  designated  transferee  or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles  thereof,  other than  Sections 5-1401 and 5-1402 of the New York
General Obligations Law.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure or deed in lieu of foreclosure  of any Mortgage Loan, and (ii) the  purchase by the Master  Servicer or its designee  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such
Mortgage Loans,  thereby effecting early retirement of the related  Certificates.  The Agreement permits,  but does not  require,  the Master  Servicer  or its  designee  (i) to  purchase  at a price  determined  as provided in the
Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or  (ii) subject to the terms of the Agreement,  to purchase in whole,  but not in part, all of the Class A and Class M Certificates from the Holders  thereof;  provided,  that any such option may only be exercised if the aggregate Stated Principal
Balance of the related  Mortgage  Loans as of the  Distribution  Date upon which the proceeds of any such  purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By:____________________________
                                                              Authorized Signatory

Dated: _________, 2006

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                                           By:______________________________
                                                              Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and  transfer(s)  unto (Please print or typewrite name and address  including  postal zip code of assignee) a Percentage  Interest  evidenced by the within
Mortgage  Asset-Backed  Pass-Through  Certificate  and hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated: __________________                                    _____________________________________
                                                             Signature by or on behalf of assignor

                                                             _____________________________________
                                                             Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
_______________________for  the  account of  __________________  account  number  ______________,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________,  the assignee named above, or ________________,  as its agent.

                                                     EXHIBIT E

                                            FORM OF CLASS R CERTIFICATE

         THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL  INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986,  AS AMENDED (THE "CODE").  THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER
THE  SECURITIES ACT OF 1933, AS AMENDED,  OR THE SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED
UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN  TRANSACTIONS  WHICH ARE EXEMPT
FROM  REGISTRATION  UNDER  SUCH ACT AND  UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN  ACCORDANCE  WITH THE
PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO  TRANSFER  OF THIS  CERTIFICATE  (OR  ANY  INTEREST  HEREIN)  MAY BE MADE  TO ANY  PERSON,  UNLESS  THE
TRANSFEREE  PROVIDES THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT
TO  SECTION  5.02(e)  OF THE  AGREEMENT  OR (B) AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN FORM AND  SUBSTANCE
SATISFACTORY TO THE MASTER  SERVICER,  THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT THE PURCHASE AND HOLDING OF
THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT THE MASTER
SERVICER,  THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER
ERISA OR SECTION  4975 OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

         ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF  THIS  CERTIFICATE  MAY BE MADE  ONLY  IF THE  PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT
(A) THE UNITED STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES,  OR ANY
AGENCY OR INSTRUMENTALITY  OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF
ITS  ACTIVITIES  ARE  SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC,  A  MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN  GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR
INSTRUMENTALITY  OF EITHER OF THE  FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN  SECTION 521  OF THE CODE)  WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
ORGANIZATION  IS SUBJECT TO THE TAX IMPOSED BY  SECTION 511  OF THE CODE  (INCLUDING THE TAX IMPOSED BY SECTION 511
OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN
SECTION 1381(A)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP UNDER  SECTION 775(A) OF  THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A  "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES CERTAIN ADDITIONAL  CONDITIONS  RELATING TO THE
FINANCIAL CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  TO A  DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A
DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Class R-[___] Residual                                     Certificate No. [____]
Date of Pooling and Servicing Agreement                    Aggregate Initial Certificate Principal Balance of the
and Cut-off Date:                                          Class R-___ Certificates:
November 1, 2006                                           $[______________]

First Distribution Date:                                   Initial Certificate Principal Balance of this
December 26, 2006                                          Certificate:
                                                           $[______________]
Master Servicer:                                           Percentage Interest: _____%
Residential Funding Company, LLC
Assumed Final Distribution Date:                           CUSIP
November 2036                                              [______________]

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                               RAAC SERIES 2006-SP4

                  evidencing  a  percentage  interest  in  any  distributions  allocable  to  the
                  Class R-__  Certificates with respect to the Trust Fund consisting primarily of a pool of one- to  four-family  first and second lien seasoned  mortgage  loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the  Trust  Fund and  does not  represent  an obligation of or interest in Residential Asset Mortgage Products,  Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the  underlying
Mortgage Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Mortgage  Products,  Inc.,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  LLC or  any of  their affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  ___________________  is the registered owner of the Percentage  Interest evidenced by this  Certificate  (obtained by dividing  the Initial  Certificate  Principal  Balance of this  Certificate  by the aggregate  Initial  Certificate  Principal  Balance of all  Class R-__  Certificates,  both as specified  above) in certain  distributions  with respect to the Trust Fund consisting  primarily of a pool of one- to four-family first and second lien seasoned mortgage loans (the "Mortgage Loans"),  sold by Residential Asset Mortgage Products,  Inc.
(hereinafter  called the  "Depositor,"  which term  includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing  Agreement  dated as of November 1, 2006,
(the "Pooling and Servicing  Agreement" or the "Agreement") among the Depositor,  the Master Servicer and U.S. Bank
National  Association,  as trustee and  supplemental  interest  trust  trustee  (the  "Trustee"  and  "Supplemental
Interest  Trust  Trustee",  respectively),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the
Agreement.  This  Certificate  is issued  under and is subject  to the  terms,  provisions  and  conditions  of the
Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the  month  immediately  preceding  the  month of such  distribution  (the  "Record  Date"),  from the
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the  amount  (of  interest  and  principal,  if any)  required  to be  distributed  to  Holders of
Class R-__ Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the  Agreement  to the effect  that  (i) each  person  holding  or  acquiring  any  Ownership  Interest  in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership
Interest in this  Certificate  will be  conditioned  upon the  delivery to the Trustee of, among other  things,  an affidavit  to the effect  that it is a United  States  Person and  Permitted  Transferee,  (iii) any  attempted  or purported  transfer of any  Ownership  Interest in this  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee,  and (iv) if any person other than a
United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Depositor  will have the right,  in its sole  discretion and without notice to the
Holder of this  Certificate,  to sell this  Certificate to a purchaser  selected by the Depositor,  which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose in the City and State of St. Paul,  Minnesota.  The Holder hereof may have additional  obligations with respect to this Certificate,  including tax liabilities,  and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         No  transfer  of this  Class R-__  Certificate  will be made  unless  such  transfer  is  exempt  from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in  accordance  with said Act and laws.  In the event that such a transfer is to be made,  (i) the  Trustee or the Depositor may require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee  and the  Depositor  that such  transfer  is exempt  (describing  the  applicable  exemption  and the basis therefor)  from or is being made  pursuant to the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable statute of any state and (ii) the  transferee shall execute an investment letter in the form  described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against  any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such Federal and state laws.

         As described  above,  no transfer of this  Certificate  (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the Depositor and the Master Servicer with either (a) a  certification  pursuant to  Section 5.02(e)  of the Agreement  stating that the transferee is not an employee benefit or other plan subject to the prohibited  transaction  provisions of ERISA or  Section 4975  of the Code (each,  an "ERISA Plan"),  or any
Person (including,  without limitation,  an insurance company investing its general account, an investment manager, a named  fiduciary  or a  trustee  of any  ERISA  Plan)  who is  using  plan  assets,  within  the  meaning  of the
U.S. Department of Labor regulation promulgated at 29 C.F.R.ss. 2510.3-101,  as modified by Section 3(42) of ERISA, of any ERISA Plan  (each,  an "ERISA  Plan  Investor")  to effect such  acquisition,  or (b) an  opinion of counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master Servicer to the
effect that the purchase and holding of this  Certificate is permissible  under applicable law, will not constitute or result in a  non-exempt  prohibited  transaction  under  Section 406  of ERISA or  Section 4975  of the Code (or
comparable  provisions  of any  subsequent  enactments),  and will not subject the  Trustee,  the  Depositor or the
Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor  and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Depositor,  the Master  Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the  aggregate not less than 66% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed  by the Trustee in the City and State of St. Paul,  Minnesota,  duly endorsed by, or  accompanied  by an assignment  in the form below or other  written  instrument of transfer in form satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such Holder's attorney  duly  authorized  in writing,  and thereupon  one or more new  Certificates  of authorized  denominations evidencing  the same  Class and  aggregate  Percentage  Interest  will be issued to the  designated  transferee  or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles  thereof,  other than  Sections 5-1401 and 5-1402 of the New York
General Obligations Law.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of foreclosure  of any Mortgage Loan and (ii) the  purchase by the Master  Servicer or its designee  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such
Mortgage Loans,  thereby effecting early retirement of the related  Certificates.  The Agreement permits,  but does not  require,  the Master  Servicer  or its  designee  to  (i) purchase  at a price  determined  as provided in the
Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole,  but not in part, all of the Class A and Class M Certificates  from the Holders thereof;  provided,  that any such option may only be exercised if the aggregated  Stated  Principal  Balance of the Mortgage Loans as of the
Distribution  Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the
Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ________, 2006                                              U.S. BANK NATIONAL ASSOCIATION,
                                                                   as Trustee

                                                                   By:
                                                                   Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Agreement.

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                     as Certificate Registrar

                                                     By:___________________________________________________________
                                                     Authorized Signatory

                                                    ASSIGNMENT

         FOR VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and  transfer(s)  unto (Please print or typewrite name and address  including  postal zip code of assignee) a Percentage  Interest  evidenced by the within
Mortgage  Asset-Backed  Pass-Through  Certificate  and hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:

Dated: __________________                                    _____________________________________
                                                             Signature by or on behalf of assignor

                                                             _____________________________________
                                                             Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in  immediately  available  funds  to
_______________________for  the  account of  __________________  account  number  ______________,  or, if mailed by check, to ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________,  the assignee named above, or ________________,  as its agent.

                                                     EXHIBIT F

                                            FORM OF CUSTODIAL AGREEMENT

                                          [See Tab 4 of the closing set]

                                                     EXHIBIT G

                                              MORTGAGE LOAN SCHEDULE

                                                [On file with RFC]

                                                     EXHIBIT H

                                            FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:      _________REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

_______________________________________
Residential Funding Company, LLC
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and Servicing
Agreement.

                  Enclosed Documents:                   [ ] Promissory Note
                                                        [ ] Primary Insurance Policy
                                                        [ ] Mortgage or Deed of Trust
                                                        [ ] Assignment(s) of Mortgage or Deed of Trust
                                                        [ ] Title Insurance Policy
                                                        [ ] Other:

___________________________________
Name
___________________________________
Title
___________________________________
Date

                                                    EXHIBIT I-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF _________                  )
         _________                  ) ss.:
COUNTY OF_________                  )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

         1.     That he is [Title of  Officer] of [Name of Owner]  (record or  beneficial  owner of the  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  _______,  Class R[-__]  (the "Owner"),  a [savings  institution]
[corporation]  duly  organized  and existing  under the laws of [the State of ] [the United  States],  on behalf of which he makes this affidavit and agreement.

         2.     That the Owner  (i) is not and will not be a  "disqualified  organization"  or an electing  large partnership  as of [date of  transfer]  within the meaning of  Sections 860E(e)(5)  and 775,  respectively,  of the
Internal  Revenue Code of 1986, as amended (the "Code") or an electing large  partnership  under  Section 775(a) of the Code,  (ii) will  endeavor  to remain  other than a  disqualified  organization  for so long as it retains  its ownership interest in the Class R[-__]  Certificates,  and (iii) is acquiring the Class R[-__] Certificates for its own  account  or for the  account of  another  Owner from which it has  received  an  affidavit  and  agreement  in substantially  the same form as this  affidavit and agreement.  (For this purpose,  a  "disqualified  organization"
means an electing large  partnership  under  Section 775  of the Code,  the United  States,  any state or political subdivision  thereof,  any agency or instrumentality of any of the foregoing (other than an instrumentality  all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage  Corporation,  a majority of  whose  board of  directors  is not  selected  by any  such  governmental  entity)  or any  foreign  government, international  organization or any agency or instrumentality of such foreign government or organization,  any rural electric  or  telephone  cooperative,  or any  organization  (other than  certain  farmers'  cooperatives)  that is generally  exempt from federal  income tax unless such  organization  is subject to the tax on  unrelated  business taxable income).

         3.     That the Owner is aware  (i) of  the tax that  would be  imposed  on  transfers  of  Class R[-__]
Certificates  to disqualified  organizations  or electing large  partnerships,  under the Code, that applies to all transfers of  Class R[-__]  Certificates  after March 31, 1988;  (ii) that such tax would be on the transferor (or, with  respect to transfers to electing  large  partnerships,  on each such  partnership),  or, if such  transfer is through an agent (which person  includes a broker,  nominee or middleman) for a disqualified  organization,  on the agent;  (iii) that the person  (other than with  respect to  transfers to electing  large  partnerships)  otherwise liable for the tax shall be  relieved  of  liability  for the tax if the  transferee  furnishes  to such  person an affidavit  that the transferee is not a disqualified  organization  and, at the time of transfer,  such person does not have actual  knowledge  that the  affidavit  is false;  and  (iv) that  the  Class R[-__]  Certificates  may be
"noneconomic  residual interests" within the meaning of Treasury  regulations  promulgated pursuant to the Code and that the  transferor  of a noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such residual  interest,  unless no  significant  purpose of the transfer was to impede the assessment or collection of tax.

         4.     That the  Owner is aware of the tax  imposed  on a  "pass-through  entity"  holding  Class R[-__]
Certificates if either the pass-through  entity is an electing large  partnership  under Section 775 of the Code or if at any time  during the  taxable  year of the  pass-through  entity a  disqualified  organization  is the record holder of an interest in such entity.  (For this purpose,  a "pass through entity" includes a regulated  investment company,  a real  estate  investment  trust or common  trust  fund,  a  partnership,  trust or estate,  and certain cooperatives.)

         5.     The Owner is  either  (i) a  citizen  or  resident  of the  United  States,  (ii) a  corporation, partnership  or other entity  treated as a corporation or a partnership  for  U.S. federal  income tax purposes and created or  organized  in or under the laws of the United  States,  any state  thereof or the  District of Columbia
(other  than a  partnership  that  is  not  treated  as a  United  States  person  under  any  applicable  Treasury regulations),  (iii) an estate that is described  in  Section 7701(a)(30)(D)  of the Code,  or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

         6.     The Owner hereby agrees that it will not cause income from the  Class R[-__]  Certificates  to be attributable to a foreign  permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the Owner of another United States taxpayer.

         7.     That the Owner is aware that the Trustee  will not register  the  transfer of any  Class R[-  __]
Certificates  unless the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things,  in substantially  the same form as this affidavit and agreement.  The Owner expressly agrees that it will not  consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

         8.     That  the  Owner  has  reviewed  the  restrictions  set  forth  on the  face of the  Class R[-__]
Certificates  and the  provisions  of  Section 5.02(f)  of the  Pooling  and  Servicing  Agreement  under which the
Class R[-__]  Certificates  were  issued (in  particular,  clause (iii)(A) and  (iii)(B) of  Section 5.02(f)  which authorize the Trustee to deliver  payments to a person other than the Owner and  negotiate a mandatory  sale by the
Trustee in the event the Owner holds such  Certificates  in  violation  of  Section 5.02(f)).  The Owner  expressly agrees to be bound by and to comply with such restrictions and provisions.

         9.     That the Owner  consents to any  additional  restrictions  or  arrangements  that shall be deemed necessary  upon  advice  of  counsel  to  constitute  a  reasonable  arrangement  to ensure  that the  Class R[-__]
Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         10.      The Owner's Taxpayer Identification Number is ________________.

         11.      This  affidavit and agreement  relates only to the  Class R[-__]  Certificates  held by the Owner and not to any  other  holder  of the  Class R[-__]  Certificates.  The  Owner  understands  that  the  liabilities described herein relate only to the Class R[-__] Certificates.

         12.      That no purpose of the Owner  relating to the  transfer of any of the  Class R[-__]  Certificates by the Owner is or will be to impede the  assessment or collection of any tax; in making this  representation,  the
Owner warrants that the Owner is familiar with (i) Treasury  Regulation  Section 1.860E-1(c)  and recent amendments thereto,  effective as of July 19, 2002,  and (ii) the  preamble  describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

         13.      That the Owner has no present  knowledge or expectation  that it will be unable to pay any United
States taxes owed by it so long as any of the Certificates  remain  outstanding.  In this regard,  the Owner hereby represents to and for the benefit of the person from whom it acquired the  Class R[-__]  Certificate that the Owner intends  to pay  taxes  associated  with  holding  such  Class R[-  __]  Certificate  as  they  become  due,  fully understanding  that it may  incur  tax  liabilities  in  excess of any cash  flows  generated  by the  Class R[-__]
Certificate.

         14.      That the Owner has no present  knowledge or expectation  that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

         15.      (a) The  Owner  is not  an  employee  benefit  plan  or  other  plan  subject  to the  prohibited transaction  provisions  of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended  ("ERISA"),  or
Section 4975  of the Code (each,  an "ERISA Plan"),  or any person  (including,  without  limitation,  an insurance company  investing its general account,  an investment  manager,  a named fiduciary or a trustee of any ERISA Plan)
who is using plan assets,  within the meaning of the  U.S. Department of Labor regulation  promulgated at 29 C.F.R.
ss. 2510.3-101  as modified by Section 3(42) of ERISA,  of any ERISA Plan (each,  an "ERISA Plan Investor") to effect such acquisition; or

                  (b) The Owner has provided the Trustee,  the  Depositor  and the Master  Servicer with an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the Trustee,  the  Depositor and the Master
Servicer to the effect that the purchase and holding of  Certificates  is permissible  under  applicable  law, will not constitute or result in any non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments) and will not subject the Trustee,  the Depositor or the Master  Servicer to any  obligation  or  liability  (including  obligations  or  liabilities  under ERISA or
Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         In addition,  the Owner hereby  certifies,  represents and warrants to, and covenants with, the Depositor, the Trustee and the Master  Servicer  that the  Purchaser  will not transfer such  Certificates  to any  transferee unless either such transferee meets the requirements set forth in either (a) or (b) above.

         Capitalized  terms used but not  defined  herein  shall have the  meanings  assigned  in the  Pooling  and
Servicing Agreement.

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument to be executed on its behalf,  pursuant to the authority of its Board of  Directors,  by its [Title of Officer] and its  corporate  seal to be hereunto  attached, attested by its [Assistant] Secretary, this _______ day of _______________________, 200____.

                                                     [NAME OF OWNER]

                                                     By:___________________________________________________________
                                                     [Name of Officer]
                                                     [Title of Officer]
[Corporate Seal]

ATTEST:

________________________________
[Assistant] Secretary

         Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the [Title of Officer] of the Owner,  and  acknowledged  to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ____ day of _____________, 200 ___.

                                                     ______________________________________________________________
                                                     NOTARY PUBLIC

                                                     COUNTY OF_____________________________________________________

                                                     STATE OF______________________________________________________

                                                     My Commission expires the _____ day of ___________________,
                                                     20____ .

                                                     EXHIBIT 1

                                            DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

         SUMMARY:  This  document  contains  final  regulations  relating to safe harbor  transfers of  noneconomic residual interests in real estate mortgage investment  conduits (REMICs).  The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES:  Effective Date: These regulations are effective July 19, 2002.

Applicability Date:  For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT:  Courtney Shepardson at (202) 622-3940 (not a toll-free number).

                                            SUPPLEMENTARY INFORMATION:

         Paperwork Reduction Act

         The  collection of information  in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments,  approved  by the Office of  Management  and Budget  (OMB) under 44 U.S.C.  3507 and  assigned control number 1545-1675.

         The collection of  information in this  regulation is in Sec.  1.860E - 1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer is  complying  with the  conditions  of this  regulation.  The collection of  information  is mandatory and is required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the regulation.  The likely  respondents are businesses and other  for-profit institutions.

         Comments on the  collection of information  should be sent to the Office of Management  and Budget,  Attn:
Desk Officer for the Department of the Treasury,  Office of Information  and Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to  the  Internal  Revenue  Service,  Attn: IRS  Reports  Clearance  Officer,  W:CAR:MP:FP:S,
Washington,  DC 20224.  Comments  on the  collection  of  information  should be received by  September  17,  2002.
Comments are specifically requested concerning:

         Whether the  collection of  information  is necessary for the proper  performance  of the functions of the
Internal  Revenue  Service,  including  whether the information  will have practical  utility;  The accuracy of the estimated burden associated with the collection of information (see below);

         How the quality, utility, and clarity of the information to be collected may be enhanced;

         How the burden of complying  with the collection of information  may be minimized,  including  through the application of automated collection techniques or other forms of information technology; and

         Estimates of capital or start-up  costs and costs of  operation,  maintenance,  and purchase of service to provide information.

         An agency  may not  conduct or  sponsor,  and a person is not  required  to respond  to, a  collection  of information unless it displays a valid control number assigned by the Office of Management and Budget.

         The estimated total annual reporting  burden is 470 hours,  based on an estimated number of respondents of
470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating to a collection of  information  must be retained as long as their contents may become  material  in the  administration  of any  internal  revenue  law.  Generally,  tax  returns  and tax return information are confidential, as required by 26 U.S.C. 6103.

                                                    BACKGROUND

         This  document  contains  final  regulations  regarding  the proposed  amendments  to  26 CFR part 1 under section 860E  of the  Internal  Revenue  Code  (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic REMIC residual interest meeting the investigation and  representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

         Final regulations  governing REMICs,  issued in 1992,  contain rules governing the transfer of noneconomic
REMIC residual  interests.  In general,  a transfer of a noneconomic  residual  interest is disregarded for all tax purposes  if a  significant  purpose of the  transfer  is to enable the  transferor  to impede  the  assessment  or collection  of tax. A purpose to impede the  assessment or  collection  of tax (a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the transferee  would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

         Under a safe harbor,  the transferor of a REMIC  noneconomic  residual  interest is presumed not to have a wrongful purpose if two requirements are satisfied:  (1) the transferor conducts a reasonable  investigation of the transferee's financial condition (the investigation  requirement);  and (2) the transferor secures a representation from the transferee to the effect that the transferee  understands  the tax  obligations  associated with holding a residual interest and intends to pay those taxes (the representation requirement).

         The IRS and Treasury have been concerned that some  transferors of noneconomic  residual  interests  claim they  satisfy  the safe harbor  even in  situations  where the  economics  of the  transfer  clearly  indicate  the transferee  is  unwilling  or unable to pay the tax  associated  with holding the  interest.  For this  reason,  on
February  7,  2000,  the IRS  published  in the  Federal  Register  (65 FR 5807) a notice  of  proposed  rulemaking
(REG-100276-97;  REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test.
The proposed  regulation  provides that the safe harbor is unavailable  unless the present value of the anticipated tax  liabilities  associated  with holding the residual  interest does not exceed the sum of: (1) The present value of any  consideration  given to the  transferee  to acquire the  interest;  (2) the  present  value of the expected future  distributions  on the interest;  and (3) the present value of the  anticipated tax savings  associated with holding the interest as the REMIC generates losses.

         In January 2001,  the IRS published  Rev. Proc.  2001-12  (2001-3 I.R.B.  335) to set forth an alternative safe  harbor  that  taxpayers  could  use  while  the IRS and the  Treasury  considered  comments  on the  proposed regulations.  Under the  alternative  safe harbor,  if a transferor  meets the  investigation  requirement  and the representation  requirement  but the transfer  fails to meet the formula test,  the  transferor may invoke the safe harbor if the  transferee  meets a two- prong test (the asset test). A transferee  generally  meets the first prong of this test if, at the time of the  transfer,  and in each of the two years  preceding  the year of transfer,  the transferee's gross assets exceed $100 million and its net assets exceed $10 million.  A transferee  generally meets the second prong of this test if it is a domestic,  taxable  corporation  and agrees in writing not to transfer the interest to any person other than another  domestic,  taxable  corporation  that also satisfies the requirements of the asset test. A transferor  cannot rely on the asset test if the transferor  knows,  or has reason to know,  that the transferee  will not comply with its written  agreement to limit the  restrictions  on subsequent  transfers of the  residual  interest.  Rev.  Proc. 2001-12  provides  that the asset test fails to be satisfied in the case of a transfer  or  assignment  of a  noneconomic  residual  interest  to a  foreign  branch  of  an  otherwise  eligible transferee.  If such a transfer or assignment  were  permitted,  a corporate  taxpayer might seek to claim that the provisions of an applicable  income tax treaty would  resource  excess  inclusion  income as foreign source income, and that, as a consequence,  any U.S. tax liability  attributable to the excess inclusion income could be offset by foreign tax  credits.  Such a claim would  impede the  assessment  or  collection  of U.S. tax on excess  inclusion income,  contrary to the  congressional  purpose of assuring  that such income will be taxable in all events.  See,
e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic residual interests to foreign  branches  have  attempted to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess  inclusion  income.  Accordingly,  the final  regulations provide that if a noneconomic  residual interest is transferred to a foreign permanent  establishment or fixed base of a  U.S. taxpayer,  the  transfer is not eligible  for safe harbor  treatment  under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

         Section 1.860E  -1(c)(8) provides  computational  rules that a taxpayer may use to qualify for safe harbor status under the formula test.  Section 1.860E-1(c)(8)(i) provides  that the transferee is presumed to pay tax at a rate equal to the highest rate of tax  specified in  section 11(b).  Some  commentators  were  concerned  that this presumed  rate of  taxation  was too high  because  it does not take into  consideration  taxpayers  subject to the alternative  minimum tax rate.  In light of the comments  received,  this  provision  has been amended in the final regulations to allow certain  transferees that compute their taxable income using the alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii) provides  that the present  values in the formula  test are to be computed using a discount rate equal to the  applicable  Federal  short-term  rate  prescribed by  section 1274(d).
This is a change from the proposed  regulation and Rev.  Proc. 2001-12.  In those publications the provision stated
that  "present  values are  computed  using a discount  rate equal to the  applicable  Federal rate  prescribed  in section 1274(d)  compounded  semiannually"  and that "[a] lower  discount  rate may be used if the  transferee  can demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial  funds at such lower rate from an  unrelated  third  party."  The IRS and the  Treasury  Department  have  learned  that,  based on this provision,  certain  taxpayers have been  attempting to use  unrealistically  low or zero interest rates to satisfy the formula test,  frustrating  the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the  proposed  regulations  that  permits a  transferee  to use a lower discount rate, if the transferee can demonstrate that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal short-term rate has been substituted for the applicable
Federal  rate.  To  simplify  taxpayers'  computations,  the final  regulations  allow use of any of the  published short-term rates,  provided that the present values are computed with a corresponding  period of compounding.  With the  exception of the  provisions  relating to transfers to foreign  branches,  these  changes  generally  have the proposed  applicability  date of February 4, 2000,  but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.

Effect on Other Documents

         Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in
REMICs occurring on or after August 19, 2002.

Special Analyses

         It is  hereby  certified  that  these  regulations  will  not  have a  significant  economic  impact  on a substantial  number  of  small  entities.  This  certification  is based on the  fact  that it is  unlikely  that a substantial  number of small  entities will hold REMIC  residual  interests.  Therefore,  a Regulatory  Flexibility
Analysis under the Regulatory  Flexibility  Act (5 U.S.C.  chapter 6) is not required.  It has been determined that this Treasury  decision is not a significant  regulatory action as defined in Executive Order 12866.  Therefore,  a regulatory  assessment  is not  required.  It also has been  determined  that  sections  553(b) and  553(d)  of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

         The principal author of these regulations is Courtney  Shepardson.  However,  other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

         Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

         Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1-INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805 * * *

                                                    EXHIBIT I-2

                                          FORM OF TRANSFEROR CERTIFICATE

                                                              __________________, 200__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
Attn: Structured Finance/RAAC Series 2006-SP4

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           RAAC Series 2006-SP4, Class R-[   ]

Ladies and Gentlemen:

                  This    letter    is    delivered    to   you   in    connection    with    the    transfer    by
_______________________________   (the   "Seller")  to   _______________________________   (the   "Purchaser")   of
$_____________  Initial Certificate  Principal Balance of Mortgage  Asset-Backed  Pass-Through  Certificates,  RAAC
Series  2006-SP4,  Class R-[__]  (the  "Certificates"),  pursuant to  Section 5.02  of the  Pooling  and  Servicing
Agreement (the "Pooling and Servicing  Agreement"),  dated as of November 1, 2006 among  Residential Asset Mortgage
Products,  Inc., as seller (the "Depositor"),  Residential Funding Company, LLC, as master servicer,  and U.S. Bank
National  Association,  as trustee and  supplemental  interest  trust  trustee  (the  "Trustee"  and  "Supplemental
Interest Trust  Trustee",  respectively).  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Seller hereby  certifies,  represents  and warrants to, and covenants with, the Depositor and the Trustee that:

                  1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2.       The Seller  understands  that the  Purchaser has delivered to the Trustee and the Master
Servicer a transfer  affidavit  and  agreement  in the form  attached  to the Pooling and  Servicing  Agreement  as
[Exhibit H-1].  The Seller does not know or believe that any representation contained therein is false.

                  3.       The Seller has at the time of the transfer  conducted a reasonable  investigation of the financial condition of the Purchaser as contemplated by Treasury  Regulations  Section 1.860E-1(c)(4)(i) and,  as a
result of that  investigation,  the Seller has  determined  that the Purchaser has  historically  paid its debts as they become due and has found no  significant  evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller  understands  that the  transfer of a Class R  Certificate  may not be  respected  for United  States  income tax  purposes  (and the Seller may  continue  to be liable for United
States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4.       The Seller has no actual  knowledge  that the  proposed  Purchaser  is not both a United
States Person and a Permitted Transferee.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Seller)

                                                     By:____________________________________
                                                     Name:_________________________________
                                                     Title:__________________________________

                                                     EXHIBIT J

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                               ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
Attn: Structured Finance/RAAC Series 2006-SP4

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Asset Mortgage Products, Inc., RAAC Series 2006-SP4

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           RAAC Series 2006-SP4, Class [   ]

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the  "Seller")  $____________  Initial  Certificate  Principal  Balance  of  Mortgage
Asset-Backed Pass-Through Certificates, RAAC Series 2006-SP4, Class [___] (the "Certificates"),  issued pursuant to the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of November 1, 2006, among
Residential  Asset Mortgage  Products,  Inc., as seller (the  "Depositor"),  Residential  Funding Company,  LLC, as
master servicer (the "Master Servicer"),  and U.S. Bank National Association,  as trustee and supplemental interest trust trustee (the "Trustee" and "Supplemental  Interest Trust Trustee",  respectively).  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Purchaser
hereby  certifies,  represents  and warrants to, and  covenants  with,  the  Depositor,  the Trustee and the Master
Servicer that:

                   1.      The  Purchaser  understands  that  (a) the  Certificates  have  not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state  securities law, (b) the Depositor is not required to so register or qualify the  Certificates,  (c) the Certificates may be resold  only if  registered  and  qualified  pursuant  to the  provisions  of the Act or any state securities  law, or if an exemption  from such  registration  and  qualification  is  available,  (d) the
          Pooling and Servicing Agreement contains restrictions  regarding the transfer of the Certificates and (e)
          the Certificates will bear a legend to the foregoing effect.

                   2.      The  Purchaser is acquiring the  Certificates  for its own account for  investment  only and not with a view to or for sale in connection with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

                   3.      The Purchaser is (a) a  substantial,  sophisticated  institutional  investor having such knowledge and experience in financial and business matters,  and, in particular,  in such matters related to securities similar to the Certificates,  such that it is capable of evaluating the merits and risks of investment in the  Certificates,  (b) able to bear the economic  risks of such an  investment  and (c) an
          "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                   4.      The Purchaser  has been  furnished  with,  and has had an  opportunity  to review (a) [a copy of the Private Placement Memorandum,  dated ___________________,  20__, relating to the Certificates
          (b)] a copy of the Pooling and Servicing  Agreement  and [b] [c] such other  information  concerning  the
          Certificates,  the Mortgage  Loans and the  Depositor as has been  requested  by the  Purchaser  from the
          Depositor or the Seller and is relevant to the  Purchaser's  decision to purchase the  Certificates.  The
          Purchaser has had any questions  arising from such review  answered by the Depositor or the Seller to the satisfaction  of the Purchaser.  [If the Purchaser did not purchase the  Certificates  from the Seller in connection with the initial  distribution of the Certificates and was provided with a copy of the Private
          Placement  Memorandum  (the  "Memorandum")  relating to the original  sale (the  "Original  Sale") of the
          Certificates by the Depositor,  the Purchaser acknowledges that such Memorandum was provided to it by the
          Seller,  that the Memorandum was prepared by the Depositor solely for use in connection with the Original
          Sale and the Depositor did not  participate in or facilitate in any way the purchase of the  Certificates by the Purchaser  from the Seller,  and the  Purchaser  agrees that it will look solely to the Seller and not to the Depositor with respect to any damage,  liability,  claim or expense arising out of,  resulting from or in  connection  with  (a) error  or  omission,  or alleged  error or  omission,  contained in the
          Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                   5.      The  Purchaser  has not and  will not nor has it  authorized  or will it  authorize  any person to (a) offer,  pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any
          Certificate or any other similar  security to any person in any manner,  (b) solicit  any offer to buy or to accept a pledge, disposition of other transfer of any Certificate,  any interest in any Certificate or any other  similar  security  from any person in any manner,  (c)  otherwise  approach or negotiate  with respect to any  Certificate,  any interest in any  Certificate  or any other  similar  security  with any person in any manner, (d) make any general  solicitation by means of general  advertising or in any other manner or (e) take any other  action,  that (as to any of  (a) through  (e)  above)  would  constitute  a distribution  of any  Certificate  under the Act, that would render the  disposition of any Certificate a violation of Section 5 of the Act or any state  securities  law, or that would  require  registration  or qualification  pursuant  thereto.  The  Purchaser  will  not  sell  or  otherwise  transfer  any  of  the
          Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                   6.      The Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with the
          Depositor, the Trustee and the Master Servicer that the following statements in (a) or (b) are correct:

                   (a) The  Purchaser  is not an  employee  benefit  plan or other plan  subject to the  prohibited transaction  provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"),  or
          Section 4975 of the Internal  Revenue Code of 1986, as amended (the "Code") (each,  an "ERISA Plan"),  or any person  (including,  without  limitation,  an insurance  company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any ERISA Plan) who is using plan assets,  within the meaning of the U.S. Department of Labor ("DOL") regulation promulgated at 29 C.F.R.ss. 2510.3-101, as modified by Section 3(42) of ERISA,  of any ERISA Plan (each, an "ERISA Plan  Investor"),  to effect such acquisition;

                   (b) The  Purchaser  has provided the Trustee,  the  Depositor  and the Master  Servicer  with an opinion of counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the Depositor and the Master  Servicer to the effect that the purchase and holding of the  Certificates  is permissible under  applicable  law,  will not  constitute  or result in a  non-exempt  prohibited  transaction  under
          Section 406  of  ERISA  or  Section 4975  of  the  Code  (or  comparable  provisions  of  any  subsequent enactments),  and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement,  which opinion of counsel shall not be an expense of the Trustee,  the
          Depositor or the Master Servicer.

                   In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants with, the  Depositor,  the  Trustee  and the  Master  Servicer  that  the  Purchaser  will  not  transfer  such
          Certificates to any transferee  unless such transferee  meets the requirements set forth in either (a) or
          (b) above.

                                                     Very truly yours,

                                                     ________________________________________
                                                     (Purchaser)

                                                     By:_____________________________________
                                                     Name:__________________________________
                                                     Title:___________________________________

                                                     EXHIBIT K

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

                                                    ______, 2__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
Attn: Structured Finance/RAAC Series 2006-SP4

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           RAAC Series 2006-SP4, Class [   ]

Ladies and Gentlemen:

                  In  connection  with  the  sale  by _________ (the  "Seller")  to __________________________ (the
"Purchaser")  of  $____________  Initial  Certificate  Principal  Balance  of  Mortgage  Asset-Backed  Pass-Through
Certificates,  RAAC Series 2006-SP4, Class [__] (the "Certificates"),  issued pursuant to the Pooling and Servicing
Agreement (the "Pooling and Servicing  Agreement"),  dated as of November 1, 2006, among Residential Asset Mortgage
Products,  Inc., as seller (the "Depositor"),  Residential Funding Company, LLC, as master servicer,  and U.S. Bank
National  Association,  as trustee and  supplemental  interest  trust  trustee  (the  "Trustee"  and  "Supplemental
Interest Trust  Trustee",  respectively),  the Seller hereby  certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold,  disposed of or otherwise  transferred any  Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b) has  solicited any offer to buy or to accept a pledge,  disposition or other transfer of any Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c)
has otherwise  approached or negotiated  with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through  (e) above)
would  constitute a distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth  in the  foregoing  sentence  with  respect  to any  Certificate.  The  Seller  has not and  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing
Agreement.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Seller)

                                                     By:____________________________________
                                                     Name:_________________________________
                                                     Title:__________________________________

                                                     EXHIBIT L

                                    TEXT OF AMENDMENT TO POOLING AND SERVICING
                                   AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                                 LIMITED GUARANTY

                                                   ARTICLE XIII

                              Subordinate Certificate Loss Coverage; Limited Guaranty

                  Section 13.01.   Subordinate  Certificate  Loss  Coverage;   Limited  Guaranty.   (a) Subject  to
subsection (c)  below,  prior to the later of the third Business Day prior to each Distribution Date or the related
Determination  Date, the Master  Servicer shall  determine  whether it or any  Subservicer  will be entitled to any reimbursement  pursuant  to  Section 4.02(a) on  such  Distribution  Date  for  Advances  or  Subservicer  Advances
previously made,  (which will not be Advances or Subservicer  Advances that were made with respect to delinquencies which were  subsequently  determined to be Excess  Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy
Losses or Extraordinary  Losses) and, if so, the Master Servicer shall demand payment from  Residential  Funding of an amount equal to the amount of any Advances or Subservicer  Advances reimbursed  pursuant to Section 4.02(a),  to the extent such Advances or  Subservicer  Advances have not been included in the amount of the Realized Loss in the related  Mortgage Loan, and shall distribute the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

                  (b)      Subject to subsection (c)  below,  prior to the later of the third Business Day prior to each  Distribution  Date or the  related  Determination  Date,  the Master  Servicer  shall  determine  whether any
Realized  Losses (other than Excess  Special  Hazard  Losses,  Excess  Bankruptcy  Losses,  Excess Fraud Losses and
Extraordinary  Losses) will be  allocated  to the  Class SB  Certificates  on such  Distribution  Date  pursuant to
Section 4.05,  and, if so, the Master Servicer shall demand payment from Residential  Funding of the amount of such
Realized  Loss and shall  distribute  the same to the  Class SB  Certificateholders  in the same  manner as if such amount were to be distributed  pursuant to Section 4.02(a);  provided,  however,  that the amount of such demand in respect  of any  Distribution  Date  shall in no event be  greater  than the sum of  (i) the  additional  amount of
Accrued  Certificate  Interest that would have been paid for the Class SB  Certificateholders  on such Distribution
Date had such  Realized  Loss or Losses not occurred  plus  (ii) the  amount of the  reduction  in the  Certificate
Principal  Balances of the Class SB  Certificates  on such  Distribution  Date due to such Realized Loss or Losses.
Notwithstanding  such payment,  such Realized  Losses shall be deemed to have been borne by the  Certificateholders for purposes of  Section 4.05.  Excess Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated to the Class SB  Certificates  will not be covered by the Subordinate  Certificate
Loss Obligation.

                  (c)      Demands for payments  pursuant to this  Section shall  be made prior to the later of the third Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written  notice  thereof to the  Trustee.  The maximum  amount that  Residential  Funding  shall be required to pay pursuant  to this  Section on  any  Distribution  Date (the  "Amount  Available")  shall be equal to the  lesser of
(X)                 minus the sum of (i) all  previous  payments  made under  subsections  (a) and  (b) hereof  and
(ii) all draws under the Limited  Guaranty made in lieu of such payments as described below in  subsection (d)  and
(Y) the then outstanding  Certificate Principal Balances of the Class SB Certificates,  or such lower amount as may be established  pursuant to  Section 13.02.  Residential  Funding's  obligations  as described in this  Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d)      The Trustee  will  promptly  notify GMAC LLC of any  failure of  Residential  Funding to make any payments  hereunder and shall demand payment  pursuant to the limited  guaranty (the "Limited  Guaranty"), executed by GMAC LLC, of Residential  Funding's  obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the  Amount  Available  and  (ii) such  required  payments,  by delivering to GMAC LLC a written  demand for payment by wire  transfer,  not later than the second  Business  Day prior to the  Distribution
Date for such month, with a copy to the Master Servicer.

                  (e)      All  payments  made by  Residential  Funding  pursuant to this  Section or  amounts paid under the Limited  Guaranty  shall be  deposited  directly in the  Certificate  Account,  for  distribution  on the
Distribution Date for such month to the Class SB Certificateholders.

                  (f)      The Depositor shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate  Certificate Loss Obligation  another  instrument in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond,  insurance policy or similar instrument or a reserve fund;  provided that (i) the  Depositor  obtains (subject to the provisions of  Section 10.01(f)  as if the
Depositor  was  substituted  for the Master  Servicer  solely for the  purposes  of such  provision)  an Opinion of
Counsel  (which  need not be an opinion of  Independent  counsel)  to the effect  that  obtaining  such  substitute corporate guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal  tax imposed on  "prohibited  transactions"  under  Section 860(F)(a)(1) of  the Code or on  "contributions after the  startup  date"  under  Section 860(G)(d)(1) of  the Code or  (b) the  Trust Fund to fail to qualify as a
REMIC at any time that any Certificate is outstanding,  and (ii) no such substitution  shall be made unless (A) the substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation is for an initial amount not less than the then  current  Amount  Available  and  contains  provisions  that are in all material  respects  equivalent  to the original  Limited  Guaranty or Subordinate  Certificate  Loss  Obligation  (including  that no portion of the fees, reimbursements or other  obligations under any such instrument will be borne by the Trust Fund),  (B) the long term debt obligations of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if
not supported by the Limited  Guaranty)  shall be rated at least the lesser of (a) the rating of the long term debt obligations  of GMAC LLC as of the date of  issuance of the Limited  Guaranty  and (b) the  rating of the long term debt obligations of GMAC LLC at the date of such  substitution and (C) the Depositor  obtains written  confirmation from each  nationally  recognized  credit rating agency that rated the Class SB  Certificates at the request of the
Depositor  that such  substitution  shall not lower the  rating on the  Class SB  Certificates  below the lesser of
(a) the  then-current  rating  assigned to the Class SB  Certificates  by such rating  agency and (b) the  original rating  assigned to the Class SB  Certificates by such rating agency.  Any  replacement of the Limited  Guaranty or
Subordinate  Certificate  Loss  Obligation  pursuant to this  Section shall  be accompanied by a written Opinion of
Counsel to the  substitute  guarantor  or obligor,  addressed to the Master  Servicer  and the  Trustee,  that such substitute  instrument  constitutes a legal, valid and binding  obligation of the substitute  guarantor or obligor, enforceable  in  accordance  with its terms,  and  concerning  such other  matters as the Master  Servicer  and the
Trustee shall  reasonably  request.  Neither the Depositor,  the Master Servicer nor the Trustee shall be obligated to  substitute  for or  replace  the  Limited  Guaranty  or  Subordinate  Certificate  Loss  Obligation  under  any circumstance.

                  Section 13.02.  Amendments  Relating to the Limited Guaranty.  Notwithstanding  Sections 11.01 or
13.01:  (i) the  provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the Limited Guaranty or Subordinate  Certificate Loss Obligation may be amended,  reduced or canceled,  and (iii) any other provision of this Agreement which is related or incidental to the matters  described in this  Article XIII may be amended in any manner; in each case by written  instrument  executed or consented to by the Depositor and Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such amendment  would impose any additional  obligation on, or otherwise  adversely  affect the interests of, the Master  Servicer or the Trustee,  as applicable;  provided that the Depositor shall also obtain a letter from each  nationally  recognized  credit rating agency that rated the Class SB  Certificates at the request of the Depositor to the effect that such amendment,  reduction,  deletion or cancellation will not lower the rating on  the  Class SB  Certificates  below  the  lesser  of  (a) the  then-current  rating  assigned  to  the  Class SB
Certificates  by such rating  agency and (b) the  original  rating  assigned to the Class SB  Certificates  by such rating agency,  unless (A) the Holder of 100% of the Class SB  Certificates is Residential  Funding or an Affiliate
of Residential  Funding,  or (B) such  amendment,  reduction,  deletion or  cancellation is made in accordance with
Section 11.01(e)  and, provided further that the Depositor  obtains (subject to the provisions of  Section 10.01(f)
as if the Depositor was  substituted for the Master  Servicer  solely for the purposes of such  provision),  in the case of a material  amendment  or  supersession  (but not a  reduction,  cancellation  or  deletion  of the Limited
Guaranty or the Subordinate  Certificate Loss  Obligation),  an Opinion of Counsel (which need not be an opinion of
Independent  counsel) to the effect that any such amendment or  supersession  will not cause either (a) any federal tax to be imposed  on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed on  "prohibited
transactions"  under   Section 860F(a)(1) of   the  Code  or  on  "contributions  after  the  startup  date"  under
Section 860G(d)(1) of  the  Code or  (b) the  Trust  Fund to fail to  qualify  as a  REMIC  at any  time  that  any
Certificate  is  outstanding.  A copy of any such  instrument  shall be  provided  to the  Trustee  and the  Master
Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                     EXHIBIT M

                                             FORM OF LIMITED GUARANTY

                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                  Mortgage Asset-Backed Pass-Through Certificates
                                               RAAC Series 2006-SP4

                                                              _______, 200__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
Attn: Structured Finance/RAAC Series 2006-SP4

Ladies and Gentlemen:

                  WHEREAS,  Residential  Funding Company,  LLC, a Delaware limited liability company  ("Residential
Funding"),  an indirect wholly-owned  subsidiary of GMAC LLC, a Delaware limited liability company ("GMAC"),  plans to incur certain  obligations as described under  Section 13.01 of the Pooling and Servicing  Agreement dated as of
November 1, 2006, (the "Servicing  Agreement"),  among Residential Asset Mortgage Products, Inc. (the "Depositor"),
Residential  Funding and U.S. Bank National  Association,  as trustee and supplemental  interest trust trustee (the
"Trustee" and "Supplemental Interest Trust Trustee",  respectively), as amended by Amendment No. ___ thereto, dated as of ________,  with respect to the Mortgage  Asset-Backed  Pass-Through  Certificates,  RAAC Series 2006-SP4 (the
"Certificates"); and

                  WHEREAS,  pursuant to Section 13.01  of the Servicing  Agreement,  Residential  Funding agrees to make payments to the Holders of the Class SB  Certificates  with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,  in  consideration  of the premises  herein  contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

                  1.       Provision  of Funds.  (a) GMAC  agrees to  contribute  and  deposit  in the  Certificate
Account on behalf of  Residential  Funding (or otherwise  provide to  Residential  Funding,  or to cause to be made available  to  Residential  Funding),  either  directly or through a  subsidiary,  in any case prior to the related
Distribution  Date, such moneys as may be required by Residential  Funding to perform its  Subordinate  Certificate
Loss  Obligation  when and as the same arises from time to time upon the demand of the Trustee in  accordance  with
Section 13.01 of the Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and unconditional  and shall not be affected by the  transfer by GMAC or any other  person of all or any part of its or their interest in Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting
Residential  Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have  against  Residential  Funding or any other person or by any other fact or  circumstance.  Notwithstanding the foregoing,  GMAC's obligations under  clause (a) shall  terminate upon the earlier of (x) substitution for this
Limited  Guaranty  pursuant to  Section 13.01(f)  of the Servicing  Agreement,  or (y) the termination of the Trust
Fund pursuant to the Servicing Agreement.

                  2.       Waiver.  GMAC  hereby  waives any failure or delay on the part of  Residential  Funding, the  Trustee  or any other  person in  asserting  or  enforcing  any  rights or in  making  any  claims or  demands hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further  exercise of that or any other such right. GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited Guaranty,  including,  without  limitation,  those of action or nonaction on the part of Residential Funding or the Trustee.

                  3.       Modification,  Amendment  and  Termination.  This  Limited  Guaranty  may  be  modified, amended  or  terminated  only by the  written  agreement  of GMAC and the  Trustee  and only if such  modification, amendment or termination is permitted  under  Section 13.02  of the Servicing  Agreement.  The  obligations of GMAC under  this  Limited  Guaranty  shall  continue  and  remain in effect so long as the  Servicing  Agreement  is not modified or amended in any way that might affect the  obligations of GMAC under this Limited  Guaranty  without the prior written consent of GMAC.

                  4.       Successor.  Except as otherwise  expressly  provided  herein,  the guarantee  herein set forth shall be binding upon GMAC and its respective successors.

                  5.       Governing  Law.  This  Limited  Guaranty  shall be  governed by the laws of the State of
New York without regard to the conflict of law principles  thereof,  other than  Sections 5  1401 and 5 1402 of the
New York General Obligations Law.

                  6.       Authorization  and  Reliance.  GMAC  understands  that a copy of this  Limited  Guaranty shall be delivered to the Trustee in connection  with the  execution of Amendment No. 1 to the Servicing  Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

                  7.       Definitions.  Capitalized  terms used but not  otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

                  8.       Counterparts.  This  Limited  Guaranty  may be executed  in any number of  counterparts, each of which  shall be  deemed to be an  original  and such  counterparts  shall  constitute  but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and  delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                     GMAC LLC

                                                     By:___________________________________________________________
                                                     Name:_________________________________________________________
                                                     Title:________________________________________________________
Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION
as Trustee

By:______________________________________
Name:___________________________________
Title:___________________________________

RESIDENTIAL FUNDING COMPANY, LLC

By:______________________________________
Name:___________________________________
Title:___________________________________

                                                     EXHIBIT N

                           FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                              __________________, 20____

Residential Asset Mortgage
Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
Attn: Structured Finance/RAAC Series 2006-SP4

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           RAAC Series 2006-SP4 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  This letter is delivered to you in  connection  with the  assignment  by  _________________  (the
"Trustee")  to  _______________________  (the  "Lender")  of  _______________  (the  "Mortgage  Loan")  pursuant to
Section 3.13(d)  of the Pooling and  Servicing  Agreement  (the  "Pooling and  Servicing  Agreement"),  dated as of
November 1, 2006,  among  Residential  Asset  Mortgage  Products,  Inc., as seller (the  "Depositor"),  Residential
Funding Company,  LLC, as master servicer,  and the Trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Lender hereby  certifies,  represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

         (i)      the  Mortgage  Loan is secured  by  Mortgaged  Property  located  in a  jurisdiction  in which an assignment in lieu of  satisfaction  is required to preserve lien priority,  minimize or avoid  mortgage  recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

         (ii)     the substance of the  assignment  is, and is intended to be, a refinancing  of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

         (iii)    the Mortgage Loan following the proposed  assignment  will be modified to have a rate of interest at  least  0.25  percent  below  or above  the  rate of  interest  on such  Mortgage  Loan  prior to such  proposed assignment; and

         (iv)     such assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,

                                                     ________________________________
                                                     (Lender

                                                     By:_____________________________
                                                     Name:___________________________
                                                     Title:__________________________

                                                     EXHIBIT O

                                    FORM OF RULE 144A INVESTMENT REPRESENTATION

                              Description of Rule 144A Securities, including numbers:

                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________

                  The undersigned  seller, as registered  holder (the "Seller"),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

                  1. In  connection  with such  transfer and in accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were issued,  the Seller hereby  certifies the following  facts:  Neither the Seller nor anyone  acting on its behalf has  offered,  transferred,  pledged,  sold or  otherwise  disposed  of the  Rule 144A
Securities,  any interest in the Rule 144A  Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A  Securities,  any interest in the Rule 144A
Securities  or any other  similar  security  from,  or  otherwise  approached  or  negotiated  with  respect to the
Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security with, any person in any manner, or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute a distribution of the Rule 144A  Securities under the Securities Act of 1933, as amended  (the "1933 Act"),  or that would  render the  disposition  of the  Rule 144A  Securities a violation of
Section 5  of the 1933 Act or require  registration  pursuant  thereto,  and that the Seller  has not  offered  the
Rule 144A  Securities to any person other than the Buyer or another "qualified  institutional  buyer" as defined in
Rule 144A under the 1933 Act.

                  2. The Buyer  warrants and represents  to, and covenants  with,  the Seller,  the Trustee and the
Master  Servicer (as defined in the Pooling and  Servicing  Agreement  (the  "Agreement"),  dated as of November 1,
2006, among  Residential  Funding Company,  LLC as Master Servicer,  Residential Asset Mortgage  Products,  Inc. as
depositor  pursuant  to  Section 5.02  of the  Agreement  and  U.S.  Bank  National  Association,  as  trustee  and supplemental  interest trust trustee (the "Trustee" and "Supplemental  Interest Trust Trustee",  respectively),  as follows:

                           a. The Buyer  understands  that the Rule 144A  Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The  Buyer  considers  itself a  substantial,  sophisticated  institutional  investor having such knowledge and  experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c.  The  Buyer  has  been  furnished  with  all  information   regarding  the  Rule 144A
          Securities that it has requested from the Seller, the Trustee or the Master Servicer.

                           d.  Neither  the Buyer  nor  anyone  acting  on its  behalf  has  offered,  transferred, pledged,  sold  or  otherwise  disposed  of the  Rule 144A  Securities,  any  interest  in the  Rule 144A
          Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security  with, any person in any manner, or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute a distribution  of the Rule 144A  Securities  under the 1933 Act or that would render the  disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e.  The  Buyer  is a  "qualified  institutional  buyer"  as  that  term  is  defined  in
          Rule 144A  under  the 1933 Act and has  completed  either of the forms of  certification  to that  effect attached  hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in  reliance on  Rule 144A.  The Buyer is acquiring the  Rule 144A  Securities  for its own account or the accounts of other qualified  institutional buyers,  understands that such Rule 144A Securities may be resold, pledged or  transferred  only (i) to a person  reasonably  believed to be a  qualified  institutional  buyer that purchases  for its own account or for the account of a  qualified  institutional  buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A,  or  (ii) pursuant  to another exemption from registration under the 1933 Act.

                  3.       The Buyer

                           a.  is  not  an  employee   benefit  plan  or  other  plan  subject  to  the  prohibited transaction  provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"),  or
          Section 4975 of the Internal  Revenue Code of 1986, as amended (the "Code") (each,  an "ERISA Plan"),  or any person  (including,  without  limitation,  an insurance  company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any ERISA Plan) who is using plan assets,  within the meaning of the U.S. Department of Labor ("DOL") regulation promulgated at 29 C.F.R.ss. 2510.3-101, as modified by Section 3(42) of ERISA,  of any ERISA Plan (each, an "ERISA Plan  Investor"),  to effect such acquisition; or

                           b. has provided the Trustee,  the Depositor  and the Master  Servicer with an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the Trustee,  the  Depositor and the
          Master  Servicer to the effect that the purchase and holding of the  Certificates  is  permissible  under applicable law, will not constitute or result in any non-exempt prohibited  transaction under Section 406 of ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  provisions) and will not subject the Trustee,  the Depositor or the Master Servicer to any obligation or liability  (including obligations or liabilities  under ERISA or Section 4975  of the Code) in addition to those  undertaken in the Pooling and  Servicing  Agreement,  which  opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

                  4. This  document  may be  executed  in one or more  counterparts  and by the  different  parties hereto on  separate  counterparts,  each of which,  when so  executed,  shall be  deemed  to be an  original;  such counterparts, together, shall constitute one and the same document.

                  IN WITNESS  WHEREOF,  each of the parties  has  executed  this  document as of the date set forth below.

_________________________________                            ___________________________________
Print Name of Seller                                         Print Name of Buyer

By:______________________________                            By:______________________________
Name:___________________________                             Name:___________________________
Title____________________________                            Title____________________________
Taxpayer Identification No.:_____________                    Taxpayer Identification No.:_____________
Date:_______________________________                         Date:_______________________________

                                                                                               ANNEX 1 TO EXHIBIT O

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection with the Rule 144A  Investment  Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President,  Chief Financial Officer,  Senior Vice  President
or other executive officer of the Buyer.

         2. In  connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A  under the Securities  Act of 1933  ("Rule 144A")  because  (i) the Buyer owned and/or invested on a discretionary  basis  $____________  in securities  (except for the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such  amount  being  calculated  in  accordance  with
Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___      Corporation,  etc.  The  Buyer is a  corporation  (other  than a bank,  savings  and loan  association  or similar institution),  Massachusetts or similar business trust,  partnership,  or charitable  organization described in Section 501(c)(3) of the Internal Revenue Code.

___      Bank.  The Buyer  (a) is a national  bank or banking  institution  organized  under the laws of any State, territory or the District of Columbia,  the business of which is substantially  confined to banking and is supervised by the State or  territorial  banking  commission  or similar  official or is a foreign bank or equivalent  institution,  and (b) has an audited net worth of at least  $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___      Savings  and Loan.  The Buyer  (a) is a  savings  and loan  association,  building  and loan  association, cooperative  bank,  homestead  association or similar  institution,  which is supervised and examined by a
         State or Federal  authority  having  supervision  over any such  institutions  or is a foreign savings and loan  association or equivalent  institution  and (b) has an audited net worth of at least  $25,000,000 as demonstrated in its latest annual financial statements.

___      Broker-Dealer.  The Buyer is a dealer  registered  pursuant to Section 15 of the  Securities  Exchange Act of 1934.

___      Insurance  Company.  The Buyer is an insurance company whose primary and predominant  business activity is the writing of insurance or the  reinsuring  of risks  underwritten  by insurance  companies  and which is subject  to  supervision  by the  insurance  commissioner  or a similar  official  or agency of a State or territory or the District of Columbia.

___      State  or  Local  Plan.  The  Buyer  is a plan  established  and  maintained  by a  State,  its  political subdivisions,  or any  agency or  instrumentality  of the  State or its  political  subdivisions,  for the benefit of its employees.

___      ERISA  Plan.  The  Buyer is an  employee  benefit  plan  within  the  meaning  of Title I of the  Employee
         Retirement Income Security Act of 1974.

___      Investment  Adviser.  The Buyer is an investment adviser  registered under the Investment  Advisers Act of
         1940.

___      SBIC.  The  Buyer  is  a  Small  Business   Investment   Company  licensed  by  the  U.S. Small   Business
         Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___      Business   Development   Company.   The  Buyer  is  a   business   development   company   as  defined  in
         Section 202(a)(22) of the Investment Advisers Act of 1940.

___      Trust Fund.  The Buyer is a trust fund whose  trustee is a bank or trust  company  and whose  participants are  exclusively  (a) plans  established  and maintained by a State,  its political  subdivisions,  or any agency or  instrumentality of the State or its political  subdivisions,  for the benefit of its employees, or  (b) employee  benefit plans within the meaning of Title I of the Employee  Retirement  Income Security
         Act of 1974,  but is not a trust fund that  includes as  participants  individual  retirement  accounts or
         H.R. 10 plans.

         3.       The term  "securities"  as used  herein  does not  include  (i) securities  of  issuers  that are affiliated with the Buyer,  (ii) securities  that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a  dealer,  (iii) bank  deposit  notes  and  certificates  of  deposit,  (iv) loan  participations,
(v) repurchase  agreements,  (vi) securities  owned but  subject  to a  repurchase  agreement  and  (vii) currency, interest rate and commodity swaps.

         4.       For purposes of  determining  the  aggregate  amount of  securities  owned  and/or  invested on a discretionary  basis by the Buyer,  the Buyer used the cost of such securities to the Buyer and did not include any of the securities  referred to in the preceding  paragraph.  Further,  in determining  such aggregate  amount,  the
Buyer  may have  included  securities  owned by  subsidiaries  of the  Buyer,  but  only if such  subsidiaries  are consolidated with the Buyer in its financial  statements  prepared in accordance with generally accepted accounting principles and if the  investments of such  subsidiaries  are managed under the Buyer's  direction.  However,  such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5.       The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the seller to it and other parties related to the  Certificates  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___      ___               Will the Buyer be purchasing the Rule 144A
Yes      No                Securities only for the Buyer's own account?

         6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of  securities  sold to the Buyer for the account of a third party  (including  any  separate  account) in reliance  on  Rule 144A,  the Buyer  will only  purchase  for the  account  of a third  party that at the time is a
"qualified  institutional  buyer"  within the meaning of  Rule 144A.  In addition,  the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current  representation  letter from such third party or taken other  appropriate  steps  contemplated  by Rule 144A  to conclude  that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7.       The Buyer will notify each of the parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given, the Buyer's purchase of Rule 144A  Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     __________________________________________
                                                     Print Name of Buyer

                                                     By:_______________________________________
                                                     Name:
                                                     Title:

                                                     Date:_____________________________________

                                                                                               ANNEX 2 TO EXHIBIT O

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

                  The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule 144A  Investment
Representation to which this Certification is attached:

                  1. As indicated below, the undersigned is the President,  Chief Financial  Officer or Senior Vice
President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933  ("Rule 144A")  because  Buyer is part of a Family of  Investment  Companies (as defined below), is such an officer of the Adviser.

                  2. In  connection  with  purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in SEC Rule 144A  because (i) the Buyer is an investment  company  registered under the Investment  Company
Act of 1940, and (ii) as marked below,  the Buyer alone,  or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000  in  securities  (other than the  excluded  securities  referred to below) as of the end of the
Buyer's most recent fiscal year.  For purposes of  determining  the amount of securities  owned by the Buyer or the
Buyer's Family of Investment Companies, the cost of such securities was used.

____              The Buyer owned  $__________  in  securities  (other  than the  excluded  securities  referred to below) as of the end of the Buyer's  most recent  fiscal year (such amount  being  calculated  in accordance with Rule 144A).

____              The Buyer is part of a Family of Investment  Companies which owned in the aggregate  $___________
                  in  securities  (other  than the  excluded  securities  referred  to  below) as of the end of the
                  Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3.       The term "Family of Investment  Companies"  as used herein means two or more  registered investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated  (by virtue of being majority owned  subsidiaries  of the same parent or because one investment  adviser is a majority owned subsidiary of the other).

                  4.       The term  "securities"  as used herein does not include  (i) securities  of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank  deposit notes and  certificates of deposit,  (iii) loan  participations,  (iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  5.       The Buyer is familiar with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in  reliance  on  Rule 144A.  In  addition,  the Buyer will only  purchase  for the
Buyer's own account.

                  6.       The undersigned  will notify each of the parties to which this  certification is made of any changes in the  information  and  conclusions  herein.  Until such  notice,  the Buyer's  purchase of Rule 144A
Securities  will  constitute  a  reaffirmation  of this  certification  by the  undersigned  as of the date of such purchase.

                                                     _______________________________________
                                                     Print Name of Buyer

                                                     By:____________________________________
                                                     Name:_________________________________
                                                     Title:__________________________________

                                                     IF AN ADVISER:

                                                     ______________________________________
                                                     Print Name of Buyer

                                                     Date:_________________________________

                                                     EXHIBIT P

                                                    [Reserved]

                                                     EXHIBIT Q

                            FORM OF ERISA REPRESENTATION LETTER (CLASS M CERTIFICATES)

                                                              ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
Attn: Structured Finance/RAAC Series 2006-SP4

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Company, LLC Series 2006-SP4

                  Re:               Mortgage Asset-Backed Pass-Through Certificates,
                                    RAAC Series 2006-SP4, Class M-[      ]

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the  "Seller")  $____________  Initial  Certificate  Principal  Balance  of  Mortgage
Asset-Backed  Pass-Through  Certificates,  RAAC Series 2006-SP4, Class __ (the "Certificates"),  issued pursuant to the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of November 1, 2006, among
Residential  Asset Mortgage  Products,  Inc., as seller (the  "Depositor"),  Residential  Funding Company,  LLC, as
master servicer (the "Master Servicer") and U.S. Bank National  Association,  as trustee and supplemental  interest trust trustee (the "Trustee" and "Supplemental  Interest Trust Trustee",  respectively).  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Purchaser
hereby  certifies,  represents  and warrants to, and  covenants  with,  the  Depositor,  the Trustee and the Master
Servicer that:

         (a)      The  Purchaser  is not  an  employee  benefit  plan  or  other  plan  subject  to the  prohibited transaction  provisions  of the  Employee  Retirement  Income  Security  Act of 1974,  as amended
                  ("ERISA"),  or Section 4975 of the Internal  Revenue Code of 1986, as amended (the "Code") (each, an "ERISA Plan"), or any Person (including,  without  limitation,  an investment manager, a named fiduciary or a trustee of any ERISA Plan) who is using "plan  assets,"  within the meaning of the
                  U.S. Department  of Labor  regulation  promulgated  at  29 C.F.R.ss. 2510.3-101,  as  modified by
                  Section  3(42) of ERISA,  of any ERISA Plan  (each,  an "ERISA  Plan  Investor"),  to effect such acquisition; or

         (b)      The  Purchaser  is an  insurance  company,  the  source  of funds  used to  purchase  or hold the
                  Certificates (or any interest  therein) is an "insurance  company general account" (as defined in
                  U.S. Department  of  Labor  Prohibited  Transaction  Class  Exemption  ("PTCE")  95-60),  and the
                  conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

         In  addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with,  the
Trustee,  the  Depositor  and the Master  Servicer that the  Purchaser  will not transfer the  Certificates  to any transferee unless either such transferee meets the requirements set forth in either (a) or (b) above.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By:___________________________________________________________
                                                     Name:_________________________________________________________
                                                     Title:________________________________________________________

                                                    EXHIBIT R-1

                                          FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

         I have  reviewed  this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the Exchange Act periodic  reports)  created  pursuant to the Pooling and Servicing  Agreement dated November 1, 2006 (the  "Agreement")  among Residential Asset Mortgage
Products,  Inc.,  Residential Funding Company,  LLC (the "Master Servicer") and U.S. Bank National Association (the
"Trustee" and "Supplemental Interest Trust Trustee", respectively);

         (1)______Based on my  knowledge,  Exchange  Act  periodic  reports,  taken as a whole,  do not contain any untrue  statement of a material fact or omit to state a material  fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements  were made,  not  misleading  with  respect to the period covered by this report;

         (2)______Based on my knowledge,  all of the distribution,  servicing and other information  required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

         (3)______I am responsible  for reviewing the activities  performed by the Master  Servicer and based on my knowledge and the  compliance  review  conducted in preparing the servicer  compliance  statement  required in this report under Item 1123 of  Regulation AB and except as disclosed in the Exchange Act periodic  reports,  the Master
Servicer has fulfilled its obligations under the Agreement; and

         (4)______All of the  reports  on  assessment  of  compliance  with  servicing  criteria  for  asset-backed securities  and their  related  attestation  reports on  assessment  of  compliance  with  servicing  criteria  for asset-backed  securities  required to be included in this report in accordance  with Item 1122 of Regulation AB and
Exchange  Act Rules  13a-18 and  15d-18  have been  included  as an exhibit  to this  report,  except as  otherwise disclosed in this report.  Any material  instances of  noncompliance  described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                    EXHIBIT R-2

                              FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

         The  undersigned,   a  Responsible   Officer  of  U.S.  Bank  National   Association  (the  "Trustee"  and
"Supplemental Interest Trust Trustee") certifies that:

         1._______The  Trustee  has  performed  all of the  duties  specifically  required  to be  performed  by it pursuant to the provisions of the Pooling and Servicing  Agreement  dated as of November 1, 2006 (the  "Agreement")
by and among Residential Asset Mortgage Products,  Inc. (the "Depositor"),  Residential  Funding Company,  LLC (the
"Master Servicer") and the Trustee in accordance with the standards set forth therein.

         2._______Based on my knowledge,  the list of  Certificateholders  as shown on the Certificate  Register as of the end of each calendar year that is provided by the Trustee  pursuant to  Section 4.03(e)  of the Agreement is accurate as of the last day of the 20___ calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20____.

                                                     _________________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT S

 INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE
                                                       LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Terms (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                     EXHIBIT T

                                                    [Reserved]

                                                     EXHIBIT U

                                            YIELD MAINTENANCE AGREEMENT

                                          [See Tab 5 of the closing set]

                                                     EXHIBIT V

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The  assessment of compliance to be delivered by the Trustee  shall  address,  at a minimum,  the criteria identified below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                       GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate             |X| (as to accounts
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
                     days specified in the transaction agreements.                           held by Trustee)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to    |X| (as to investors
                     an investor are made only by authorized personnel.                            only)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with           |X| (as to accounts
                     respect to commingling of cash) as set forth in the transaction         held by Trustee)
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made to an investor are posted within two business
                     days to the servicer's investor records, or such other number of               |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  |X|
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements;
                     (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained            |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------

-------------------- --------------------------------------------------------------------- ----------------------

                                                     EXHIBIT W

                                        FORM OF ERISA REPRESENTATION LETTER
                                              (CLASS A CERTIFICATES)

                                                              ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
Attn: Structured Finance/RAAC Series 2006-SP4

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Company, LLC Series 2006-SP4

                  Re:               Mortgage Asset-Backed Pass-Through Certificates,
                                    RAAC Series 2006-SP4, Class A-[      ]

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the  "Seller")  $____________  Initial  Certificate  Principal  Balance  of  Mortgage
Asset-Backed  Pass-Through  Certificates,  RAAC Series 2006-SP4, Class __ (the "Certificates"),  issued pursuant to the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of November 1, 2006, among
Residential  Asset Mortgage  Products,  Inc., as seller (the  "Depositor"),  Residential  Funding Company,  LLC, as
master servicer (the "Master Servicer") and U.S. Bank National  Association,  as trustee and supplemental  interest trust trustee (the "Trustee" and "Supplemental  Interest Trust Trustee",  respectively).  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.

         (1)    As of any date prior to the termination of the Swap Agreement, the Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that:

         (a)      The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (each, an "ERISA Plan"), or any Person
                  (including, without limitation, an investment manager, a named fiduciary or a trustee of any
                  ERISA Plan) who is using plan assets, within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R.ss. 2510.3-101, as modified by Section 3(42) of ERISA, of any
                  ERISA Plan (each, an "ERISA Plan Investor") to effect such acquisition; or

         (b)      The Purchaser's acquisition of the above referenced certificates and the right to receive (and its receipt of) payments from the supplemental interest trust are eligible for exemptive relief available under at least one of the following exemptions:

                  (i)      Prohibited Transaction Class Exemption ("PTCE") 84-14, regarding transactions negotiated by independent "qualified professional asset managers";

                  (ii)     PTCE 90-1, regarding investments by insurance company pooled separate accounts;

                  (iii)    PTCE 91-38, regarding investments by bank collective investment funds;

                  (iv)     PTCE 95-60, regarding investments by insurance company general accounts;

                  (v)      PTCE 96-23, regarding transactions negotiated by certain in-house asset managers; or

                  (vi)     Section 408(b)(17) of ERISA, regarding transactions between an ERISA Plan and a person or an entity that is a party in interest to such ERISA Plan (other than a party in interest that is a fiduciary, or its affiliate, that has or exercises discretionary authority or control or renders investment advice with respect to the assets of the
                           ERISA Plan involved in the transaction) solely by reason of providing services to the
                           ERISA Plan, but only if the ERISA Plan pays no more, or receives no less, than adequate consideration.

         In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the
Depositor, the Trustee and the Master Servicer that prior to the termination of the Swap Agreement, the Purchaser will not transfer the Certificates to any transferee unless that transferee meets the requirements in (a) or (b)
above.

         (2     As of any date after the termination of the Swap Agreement, the Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that:

         (a)      The Purchaser is not an ERISA Plan or an ERISA Plan Investor;

         (b)      The Purchaser has acquired and is holding the Certificates in reliance on U.S. Department of
                  Labor Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as
                  most recently amended by PTE 2002-41, 67 Fed. Reg. 54487 (August 22, 2002) (the "RFC
                  Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "AA-" (or its equivalent) by Standard & Poor's or Moody's; or

         (c)      The Purchaser is an insurance company, the source of funds used to purchase or hold the
                  Certificates (or any interest therein) is an "insurance company general account" (as defined in
                  U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the
                  conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

           In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the  Depositor,  the  Trustee  and the  Master  Servicer  that after the  termination  of the Swap  Agreement,  the
Purchaser will not transfer the  Certificates to any transferee  unless that transferee  meets the  requirements in
(a), (b) or (c) above.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By:___________________________________________________________
                                                     Name:_________________________________________________________
                                                     Title:________________________________________________________